AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 26, 2011

1933 Act No. 333-74295
1940 Act No. 811-09253

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 219 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 220 [X]

WELLS FARGO FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant's Telephone Number)

C. David Messman
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, California 94105
(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is propsed that this filing will become effective: (check appropriate box)
immediately upon filing pursuant to paragraph (b)
X	on November 1, 2011 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(i)
on (date) pursuant to paragraph (a)(i)
75 days after filing pursuant to paragraph (a)(ii)
on (date) pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Explanatory Note: Explanatory Note: This Post-Effective Amendment No. 219 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to add the audited financial statements and certain related financial information for the fiscal period ended June 30, 2011, for the Wells Fargo Advantage Municipal Income Funds, and to make certain other non-material changes to the Registration Statement.

WELLS FARGO FUNDS TRUST
PART A
PROSPECTUS
Wells Fargo Advantage Funds	|	November 1, 2011

Municipal Income Funds

Prospectus

Classes A, B, C

California Limited-Term Tax-Free Fund	North Carolina Tax-Free Fund
Class A - SFCIX, Class C - SFCCX	Class A - ENCMX, Class C - ENCCX
California Tax-Free Fund	Pennsylvania Tax-Free Fund
Class A - SCTAX, Class B - SGCBX, Class C - SCTCX	Class A - EKVAX, Class B - EKVBX, Class C - EKVCX
Colorado Tax-Free Fund	Short-Term Municipal Bond Fund
Class A - NWCOX, Class B - NWCBX, Class C - WCOTX	Class A - WSMAX, Class C - WSSCX
Intermediate Tax/AMT-Free Fund	Strategic Municipal Bond Fund
Class A - WFTAX, Class C - WFTFX	Class A - VMPAX, Class B - VMPIX, Class C - DHICX
Minnesota Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Class A - NMTFX, Class B - NWMBX, Class C - WMTCX	Class A - SMAVX, Class C - WFUSX
Municipal Bond Fund	Wisconsin Tax-Free Fund
Class A - WMFAX, Class B - WMFBX, Class C - WMFCX	Class A - WWTFX, Class C - WWTCX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

California Limited-Term Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.86%	1.61%
Fee Waivers	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.81%	1.56%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.80% for Class A and 1.55% for Class C. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$380	$259	$159
3 Years	$561	$503	$503
5 Years	$758	$871	$871
10 Years	$1,324	$1,907	$1,907

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and California individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

California Municipal Securities Risk. California is experiencing extreme economic, budgetary, and financial stress, resulting in weakened economic and revenue performance for the State and its agencies or municipalities and downgrades to the credit ratings of the State's general obligation debt. These events may adversely impact the liquidity and values of the California municipal securities in which the Fund invests.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 1st Quarter 2009	+3.17%
Lowest Quarter: 2nd Quarter 2004	-1.37%
Year-to-date total return as of 9/30/2011 is +3.48%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	11/18/1992	-0.79%	2.68%	2.98%
Class A (after taxes on distributions)	11/18/1992	-0.79%	2.67%	2.94%
Class A (after taxes on distributions and the sale of Fund Shares)	11/18/1992	0.31%	2.75%	2.96%
Class C (before taxes)	8/30/2002	0.47%	2.55%	2.49%
Barclays Capital 1-5 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.19%	4.30%	4.46%
Barclays Capital California 1-5 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.31%	4.31%	4.45%
Barclays Capital 3-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.81%	4.22%	3.96%

The Fund has selected the Barclays Capital Municipal Bond 1-5 year Blend Index to replace the Barclays Capital 3-year Municipal Bond Index because the Barclays Capital Municipal Bond 1-5 year Blend Index is more representative of the breadth of the Fund's holdings. Please refer to the section entitled "Additional Performance Information" for a definition of each index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Terry J. Goode, Portfolio Manager / 2011 Adrian Van Poppel, Portfolio Manager / 2009

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

California Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.34%	0.34%	0.34%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	0.82%	1.57%	1.57%
Fee Waivers	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.75%	1.50%	1.50%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$523	$653	$253	$153	$153
3 Years	$686	$782	$482	$482	$482
5 Years	$871	$1,042	$842	$842	$842
10 Years	$1,405	$1,559	$1,855	$1,559	$1,855

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and California individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

California Municipal Securities Risk. California is experiencing extreme economic, budgetary, and financial stress, resulting in weakened economic and revenue performance for the State and its agencies or municipalities and downgrades to the credit ratings of the State's general obligation debt. These events may adversely impact the liquidity and values of the California municipal securities in which the Fund invests.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+8.26%
Lowest Quarter: 4th Quarter 2010	-4.71%
Year-to-date total return as of 9/30/2011 is +8.59%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	10/6/1988	-2.57%	2.03%	3.57%
Class A (after taxes on distributions)	10/6/1988	-2.57%	1.99%	3.48%
Class A (after taxes on distributions and the sale of Fund Shares)	10/6/1988	-0.22%	2.35%	3.66%
Class B (before taxes)	12/15/1997	-3.78%	1.85%	3.49%
Class C (before taxes)	7/1/1993	0.22%	2.18%	3.24%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.97%	3.66%	4.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Terry J. Goode, Portfolio Manager / 2011 Robert Miller, Portfolio Manager / 2011 Adrian Van Poppel, Portfolio Manager / 2009

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Class B shares are generally closed to new investment. Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Colorado Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.55%	0.55%	0.55%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.91%	1.66%	1.66%
Fee Waivers	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.86%	1.61%	1.61%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.85% for Class A, 1.60% for Class B, and 1.60% for Class C. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$534	$664	$264	$164	$164
3 Years	$722	$819	$519	$519	$519
5 Years	$927	$1,097	$897	$897	$897
10 Years	$1,515	$1,667	$1,961	$1,667	$1,961

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and Colorado individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Colorado Municipal Securities Risk. Colorado's economy is based on information, profession and technical services, communications, transportation, tourism, national resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, such as the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+6.47%
Lowest Quarter: 4th Quarter 2010	-4.59%
Year-to-date total return as of 9/30/2011 is +6.68%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/31/1995	-3.53%	1.84%	3.59%
Class A (after taxes on distributions)	7/31/1995	-3.53%	1.84%	3.59%
Class A (after taxes on distributions and the sale of Fund Shares)	7/31/1995	-0.90%	2.18%	3.71%
Class B (before taxes)	7/31/1995	-4.73%	1.65%	3.53%
Class C (before taxes)	3/31/2008	-0.84%	1.97%	3.02%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital Colorado Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.78%	4.18%	4.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Terry J. Goode, Portfolio Manager / 2011 Adrian Van Poppel, Portfolio Manager / 2005

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Class B shares are generally closed to new investment. Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Intermediate Tax/AMT-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	3.00%	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.33%	0.33%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.49%	0.49%
Total Annual Fund Operating Expenses	0.82%	1.57%
Fee Waivers	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.70%	1.45%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$369	$248	$148
3 Years	$530	$472	$472
5 Years	$718	$832	$832
10 Years	$1,261	$1,846	$1,846

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT). We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+7.00%
Lowest Quarter: 4th Quarter 2008	-4.27%
Year-to-date total return as of 9/30/2011 is +6.99%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	Performance Since 7/31/2001
Class A (before taxes)	7/31/2007	0.28%	3.37%	4.56%
Class A (after taxes on distributions)	7/31/2007	0.28%	3.33%	4.35%
Class A (after taxes on distributions and the sale of Fund Shares)	7/31/2007	1.32%	3.40%	4.32%
Class C (before taxes)	7/31/2007	1.61%	3.24%	4.12%
Barclays Capital 1-15 Year Municipal Blend Index (reflects no deduction for fees, expenses, or taxes)		2.97%	4.55%	4.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2001 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Minnesota Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	0.86%	1.61%	1.61%
Fee Waivers	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.85%	1.60%	1.60%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$533	$663	$263	$163	$163
3 Years	$711	$807	$507	$507	$507
5 Years	$904	$1,075	$875	$875	$875
10 Years	$1,462	$1,615	$1,910	$1,615	$1,910

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and Minnesota individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Minnesota Municipal Securities Risk. Minnesota's economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+5.62%
Lowest Quarter: 4th Quarter 2010	-3.90%
Year-to-date total return as of 9/30/2011 is +7.06%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/12/1988	-2.70%	2.49%	3.81%
Class A (after taxes on distributions)	1/12/1988	-2.75%	2.45%	3.77%
Class A (after taxes on distributions and the sale of Fund Shares)	1/12/1988	-0.41%	2.71%	3.87%
Class B (before taxes)	8/6/1993	-3.88%	2.30%	3.75%
Class C (before taxes)	4/8/2005	0.12%	2.66%	3.51%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital Minnesota Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.75%	4.48%	4.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2008 Adrian Van Poppel, Portfolio Manager / 2005

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Class B shares are generally closed to new investment. Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.32%	0.32%	0.32%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses[1]	0.83%	1.58%	1.58%
Fee Waivers	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	0.77%	1.52%	1.52%
1.	Total Annual Fund Operating Expenses listed above include 0.02% of interest expense.
2.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.75% for Class A, 1.50% for Class B, and 1.50% for Class C. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$525	$655	$255	$155	$155
3 Years	$691	$787	$487	$487	$487
5 Years	$878	$1,049	$849	$849	$849
10 Years	$1,418	$1,572	$1,868	$1,572	$1,868

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 20% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+9.76%
Lowest Quarter: 4th Quarter 2008	-8.40%
Year-to-date total return as of 9/30/2011 is +7.92%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	4/8/2005	-1.02%	3.27%	4.92%
Class A (after taxes on distributions)	4/8/2005	-1.14%	3.16%	4.86%
Class A (after taxes on distributions and the sale of Fund Shares)	4/8/2005	0.68%	3.35%	4.82%
Class B (before taxes)	4/8/2005	-2.02%	3.13%	4.88%
Class C (before taxes)	4/8/2005	1.87%	3.45%	4.64%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Class B shares are generally closed to new investment. Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

North Carolina Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.56%	0.56%
Total Annual Fund Operating Expenses	0.91%	1.66%
Fee Waivers	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.85%	1.60%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$533	$263	$163
3 Years	$715	$511	$511
5 Years	$920	$891	$891
10 Years	$1,508	$1,955	$1,955

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and North Carolina individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT and up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and North Carolina individual income tax. Our investment holdings may include municipal securities issued by the state of North Carolina and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment-grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A., or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

North Carolina Municipal Securities Risk. Events in North Carolina are likely to affect a Fund's investments in North Carolina municipal securities. Although North Carolina has a relatively diverse economy, its economy relies significantly on agriculture, finance, technology, research and the manufacturing of textiles, paper and electrical equipment. Adverse conditions affecting any of these areas could have a disproportionate impact on North Carolina municipal securities.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+6.55%
Lowest Quarter: 4th Quarter 2010	-4.57%
Year-to-date total return as of 9/30/2011 is +7.22%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/11/1993	-2.68%	1.53%	3.03%
Class A (after taxes on distributions)	1/11/1993	-2.70%	1.52%	2.91%
Class A (after taxes on distributions and the sale of Fund Shares)	1/11/1993	-0.43%	1.87%	3.06%
Class C (before taxes)	3/27/2002	0.15%	1.72%	2.76%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital N. Carolina Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.92%	4.46%	5.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Fund Management

Investment Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Robert Miller, Portfolio Manager / 2009 Bruce R. Johns, Portfolio Manager / 2011

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Pennsylvania Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses	0.88%	1.63%	1.63%
Fee Waivers	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.74%	1.49%	1.49%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$522	$652	$252	$152	$152
3 Years	$691	$786	$486	$486	$486
5 Years	$889	$1,059	$859	$859	$859
10 Years	$1,460	$1,613	$1,909	$1,613	$1,909

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Pennsylvania individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT and up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Pennsylvania individual income tax. Our investment holdings may include municipal securities issued by the Commonwealth of Pennsylvania and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Pennsylvania Municipal Securities Risk. Events in Pennsylvania are likely to affect a Fund's investments in Pennsylvania municipal securities. Although Pennsylvania has a relatively diverse economy, its economy relies significantly on the service sector, including trade, medical, health services, education and financial institutions, and agricultural industries. Adverse conditions affecting any of these areas could have a disproportionate impact on Pennsylvania municipal securities.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2009	+9.17%
Lowest Quarter: 4th Quarter 2008	-4.89%
Year-to-date total return as of 9/30/2011 is +8.23%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	12/27/1990	-1.98%	2.12%	3.42%
Class A (after taxes on distributions)	12/27/1990	-2.00%	2.12%	3.32%
Class A (after taxes on distributions and the sale of Fund Shares)	12/27/1990	0.08%	2.41%	3.45%
Class B (before taxes)	2/1/1993	-3.06%	1.96%	3.41%
Class C (before taxes)	2/1/1993	0.87%	2.31%	3.18%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.21%	4.29%	4.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Managers, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Bruce R. Johns, Portfolio Manager / 2011 Robert Miller, Portfolio Manager / 2009

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Class B shares are generally closed to new investment. Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Short-Term Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	2.00%	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.31%	0.31%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.48%	0.48%
Total Annual Fund Operating Expenses	0.79%	1.54%
Fee Waivers	0.19%	0.19%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.60%	1.35%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$359	$237	$137
3 Years	$507	$448	$448
5 Years	$688	$803	$803
10 Years	$1,213	$1,801	$1,801

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class C as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 1st Quarter 2009	+3.34%
Lowest Quarter: 4th Quarter 2008	-2.07%
Year-to-date total return as of 9/30/2011 is +2.88%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/18/2008	0.59%	3.38%	3.70%
Class A (after taxes on distributions)	7/18/2008	0.57%	3.37%	3.69%
Class A (after taxes on distributions and the sale of Fund Shares)	7/18/2008	1.24%	3.39%	3.68%
Barclays Capital Composite 1- and 3- Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.49%	3.79%	3.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for the Class A shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2007 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Strategic Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%	0.75%
Other Expenses	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	0.84%	1.59%	1.59%
Fee Waivers	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.84%	1.59%	1.59%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.86% for Class A, 1.61% for Class B, and 1.61% for Class C. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Class C	Class B	Class C
1 Year	$532	$662	$262	$162	$162
3 Years	$706	$802	$502	$502	$502
5 Years	$895	$1,066	$866	$866	$866
10 Years	$1,441	$1,594	$1,889	$1,594	$1,889

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 35% of the Fund's total assets in below investment-grade municipal securities. We may also invest any amount in securities that pay interest subject to federal AMT.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from regular federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest any amount of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 1st Quarter 2009	+2.42%
Lowest Quarter: 4th Quarter 2008	-1.00%
Year-to-date total return as of 9/30/2011 is +1.87%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	12/1/1994	-2.30%	2.18%	2.99%
Class A (after taxes on distributions)	12/1/1994	-2.30%	2.18%	2.68%
Class A (after taxes on distributions and the sale of Fund Shares)	12/1/1994	-1.50%	2.15%	2.64%
Class B (before taxes)	3/21/1985	-3.43%	1.99%	2.94%
Class C (before taxes)	8/18/1997	0.56%	2.36%	2.71%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2010 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2010 Robert J. Miller, Portfolio Manager / 2010

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Class B shares are generally closed to new investment. Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Ultra Short-Term Municipal Income Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	2.00%	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.28%	0.28%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.48%	0.48%
Total Annual Fund Operating Expenses	0.76%	1.51%
Fee Waivers	0.09%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.67%	1.42%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$267	$245	$145
3 Years	$429	$468	$468
5 Years	$605	$815	$815
10 Years	$1,115	$1,794	$1,794

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class A as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 1st Quarter 2009	+2.36%
Lowest Quarter: 4th Quarter 2004	-0.12%
Year-to-date total return as of 9/30/2011 is +1.19%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	10/2/2000	-0.82%	2.90%	2.38%
Class A (after taxes on distributions)	10/2/2000	-0.82%	2.90%	2.38%
Class A (after taxes on distributions and the sale of Fund Shares)	10/2/2000	-0.12%	2.93%	2.43%
Class C (before taxes)	3/31/2008	-0.55%	2.55%	2.02%
Barclays Capital 1 Year Municipal Bond Index (1-2) (reflects no deduction for fees, expenses, or taxes)		1.17%	3.35%	3.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2005 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Wisconsin Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 83 and 86 of the Prospectus and "Additional Purchase and Redemption Information" on page 163 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.57%	0.57%
Total Annual Fund Operating Expenses	0.92%	1.67%
Fee Waivers	0.22%	0.22%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.70%	1.45%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$518	$248	$148
3 Years	$709	$505	$505
5 Years	$916	$887	$887
10 Years	$1,511	$1,958	$1,958

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and Wisconsin individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisconsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. The Fund may invest in debt obligations issued by Puerto Rico. As part of our investment strategy, we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Puerto Rico Municipal Securities Risk. Puerto Rico's economy and financial operations parallel the economic cycles of the United States, including its unemployement rate. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Wisconsin Municipal Securities Risk. Wisconsin's economy relies significantly on its dairy products, motor vehicles, paper products, meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns for Class C as of 12/31 each year
(Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 3rd Quarter 2002	+4.52%
Lowest Quarter: 4th Quarter 2010	-2.40%
Year-to-date total return as of 9/30/2011 is +6.09%

Average Annual Total Returns for the periods ended 12/31/2010 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	Performance Since 4/6/2001
Class A (before taxes)	3/31/2008	-1.99%	2.86%	4.13%
Class A (after taxes on distributions)	3/31/2008	-1.99%	2.75%	4.02%
Class A (after taxes on distributions and the sale of Fund Shares)	3/31/2008	-0.26%	2.87%	4.04%
Class C (before taxes)	12/26/2002	0.84%	3.01%	3.83%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.74%
Barclays Capital Wisconsin Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.72%	4.77%	4.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2001 Thomas Stoeckmann, Portfolio Manager / 2005

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Class A and Class C: $1,000 Minimum Additional Investment All Classes: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about certain Funds within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

Investment Objective, Principal Investments and Principal Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

■

what the Fund is trying to achieve;

■

how we intend to invest your money; and

■

what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy for each of the Funds in this Prospectus concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.

Principal Risk Factors

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

California Limited-Term Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Terry J. Goode Adrian Van Poppel
Fund Inception:	11/18/1992
Class A	Ticker: SFCIX	Fund Number: 33
Class C	Ticker: SFCCX	Fund Number: 1809

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and California individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ California Municipal Securities Risk ■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

California Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Terry J. Goode Robert Miller Adrian Van Poppel
Fund Inception:	10/6/1988
Class A	Ticker: SCTAX	Fund Number: 32
Class B	Ticker: SGCBX	Fund Number: 132
Class C	Ticker: SCTCX	Fund Number: 532

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and California individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ California Municipal Securities Risk ■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Colorado Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Terry J. Goode Adrian Van Poppel
Fund Inception:	6/1/1993
Class A	Ticker: NWCOX	Fund Number: 13
Class B	Ticker: NWCBX	Fund Number: 347
Class C	Ticker: WCOTX	Fund Number: 3544

Investment Objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Colorado individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Colorado Municipal Securities Risk ■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Intermediate Tax/AMT-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	7/31/2001
Class A	Ticker: WFTAX	Fund Number: 3322
Class C	Ticker: WFTFX	Fund Number: 3534

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT); and

■

up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Minnesota Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Adrian Van Poppel
Fund Inception:	1/12/1998
Class A	Ticker: NMTFX	Fund Number: 3
Class B	Ticker: NWMBX	Fund Number: 334
Class C	Ticker: WMTCX	Fund Number: 3527

Investment Objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Minnesota individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Minnesota Municipal Securities Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	10/23/1986
Class A	Ticker: WMFAX	Fund Number: 3317
Class B	Ticker: WMFBX	Fund Number: 3420
Class C	Ticker: WMFCX	Fund Number: 3528

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 20% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

North Carolina Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Robert Miller Bruce R. Johns
Fund Inception:	1/11/1993
Class A	Ticker: ENCMX	Fund Number: 680
Class C	Ticker: ENCCX	Fund Number: 980

Investment Objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and North Carolina individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and North Carolina individual income tax. Our investment holdings may include municipal securities issued by the state of North Carolina and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment-grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 years and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ North Carolina Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Pennsylvania Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Bruce R. Johns Robert Miller
Fund Inception:	12/27/90
Class A	Ticker: EKVAX	Fund Number: 4301
Class B	Ticker: EKVBX	Fund Number: 4408
Class C	Ticker: EKVCX	Fund Number: 416

Investment Objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Pennsylvania individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Pennsylvania individual income tax. Our investment holdings may include municipal securities issued by the Commonwealth of Pennsylvania and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Pennsylvania Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Short-Term Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	12/31/1991
Class A	Ticker: WSMAX	Fund Number: 3330
Class C	Ticker: WSSCX	Fund Number: 3509

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Strategic Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Wendy Casetta Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception	3/21/1985
Class A	Ticker: VMPAX	Fund Number: 4313
Class B	Ticker: VMPIX	Fund Number: 391
Class C	Ticker: DHICX	Fund Number: 4503

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT); and

■

up to 35% of the Fund's total assets in below investment-grade municipal securities.

We may also invest:

■

any amount in securities that pay interest subject to federal AMT.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from regular federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest any amount of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Ultra Short-Term Municipal Income Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	11/30/1995
Class A	Ticker: SMAVX	Fund Number: 3011
Class C	Ticker: WFUSX	Fund Number: 3543

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Wisconsin Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Thomas Stoeckmann
Fund Inception:	4/6/2001
Class A	Ticker: WWTFX	Fund Number: 3328
Class C	Ticker: WWTCX	Fund Number: 3520

Investment Objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Wisconsin individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisconsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. The Fund may invest in debt obligations issued by Puerto Rico. As part of our investment strategy, we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Puerto Rico Municipal Securities Risk ■ Regulatory Risk ■ Wisconsin Municipal Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on the Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

California Municipal Securities Risk
 Events in California are likely to affect a Fund's investments in California municipal securities. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities. The State of California is experiencing extreme economic, budgetary and financial stress, resulting in weakened economic and revenue performance for the State and its agencies or municipalities and downgrades to the credit ratings of the State's general obligation debt. The economic and financial problems experienced by the State and its local governments could also negatively impact the ability of the issuers to meet their obligations, and the value and liquidity of California municipal securities. In particular, State-level budgetary and cash flow problems may adversely impact the liquidity and values of certain securities in which the Fund invests that have exposure to State-level general obligations.

Colorado Municipal Securities Risk
 Events in Colorado are likely to affect a Fund's investments in Colorado municipal securities. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures Risk
Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Minnesota Municipal Securities Risk
Events in Minnesota are likely to affect a Fund's investments in Minnesota municipal securities. Although Minnesota has a relatively diverse economy, its economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.

Municipal Securities Risk
Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source. Investors can look only to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority. Although a Fund may strive to invest in municipal securities and other securities with interest that is exempt from certain taxes (i.e. federal, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Each Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by each Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable. The ongoing issues facing the national economy are broadly and negatively impacting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities. These factors in turn may increase the likelihood that issuers of securities in which each Fund may invest will be unable to meet their obligations, that the values of securities in which each Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

Non-Diversification Risk
Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Puerto Rico Municipal Securities Risk
 Events in Puerto Rico are likely to affect a Fund's investments in Puerto Rico municipal securities. The majority of Puerto Rico's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, electricity, education and public construction. Puerto Rico's economy and financial operations parallel the economic cycles of the United States, including its unemployment rate. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Wisconsin Municipal Securities Risk
 The Wisconsin economy relies significantly on its dairy products, motor vehicles, paper products, meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Wells Fargo Advantage Funds' Web site at wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at wellsfargo.com/advantagefunds.

Organization and Management of the Funds

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees."

For the Fund's most recent fiscal year end, the advisory fee paid to Funds Management, net of any applicable waivers and reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
California Limited-Term Tax-Free Fund	0.23%
California Tax-Free Fund	0.24%
Colorado Tax-Free Fund	0.23%
Intermediate Tax/AMT Free Fund	0.21%
Minnesota Tax-Free Fund	0.22%
Municipal Bond Fund	0.27%
North Carolina Tax-Free Fund	0.30%
Pennsylvania Tax-Free Fund	0.28%
Short-Term Municipal Bond Fund	0.14%
Strategic Municipal Bond Fund	0.32%
Ultra Short-Term Municipal Income Fund	0.21%
Wisconsin Tax-Free Fund	0.13%

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve gains or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as adviser and, for most Wells Fargo Advantage Funds, sub-adviser, as well as administrator and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Sub-Adviser and Portfolio Managers

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Wendy Casetta Minnesota Tax-Free Fund Short-Term Municipal Bond Fund Strategic Municipal Bond Fund Ultra Short-Term Municipal Income Fund

Ms. Casetta is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, which she has managed since 2005, the Short-Term Municipal Bond Fund, which she has managed since 2007, the Minnesota Tax-Free Fund, which she has managed since 2008, and the Strategic Municipal Bond Fund, which she has managed since 2010. Ms. Casetta joined Wells Capital Management in 2005 as a portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin—Oshkosh; M.B.A., Business Administration, University of North Florida.

Lyle J. Fitterer, CFA, CPA
Intermediate Tax/AMT-Free Fund
Municipal Bond Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

Mr. Fitterer is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, Short-Term Municipal Bond Fund and the Municipal Bond Fund, all of which he has managed since 2000, the Intermediate Tax/AMT-Free Fund and the Wisconsin Tax-Free Fund, both of which he has managed since 2001, and the Strategic Municipal Bond Fund, which he has managed since 2010. Mr. Fitterer joined Wells Capital Management in 2005 as the managing director and head of the Municipal Fixed Income Team and the Customized Fixed Income Team. He is also a senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed Income Team at Strong Capital Management for five years. Education: B.S., Accounting, University of North Dakota.

Terry J. Goode California Limited-Term Tax-Free Fund California Tax-Free Fund Colorado Tax-Free Fund

Mr. Goode is jointly responsible for managing the California Limited-Term Tax-Free Fund, California Tax-Free Fund and Colorado Tax-Free Fund, all of which he has managed since 2011. He is a portfolio manager on the Tax-Exempt Fixed Income team at Wells Capital Management. Prior to his role as Portfolio Manager, Mr. Goode was the leader of the Tax- Exempt Research team at Wells Capital Management. Before Mr. Goode joined Wells Capital Management in 2002, he was a director at Standard & Poor's Credit Market Services. He began his investment industry career in 1995 with Wells Fargo Bank. Education: B.A., Economics, University of California; M.B.A., Business Administration with an emphasis in Finance and Investment Strategy, Haas School of Business at the University of California, Berkeley.

Bruce R. Johns North Carolina Tax-Free Fund Pennsylvania Tax-Free Fund

Mr. Johns is jointly responsible for managing the North Carolina Tax-Free Fund and the Pennsylvania Tax-Free Fund, both of which he has managed since 2011. He is a senior research analyst and portfolio manager for the Tax-Exempt Fixed Income team at Wells Capital Management. He joined Wells Capital Management from Strong Capital Management where he was a senior research analyst. Prior to taking on the role of research analyst, he worked in fixed income settlements at Strong where his area of responsibility included all fixed income operations. Bruce began his investment industry career in 1998 as a mutual fund and brokerage agent with Strong Financial Services. Education: B.S., Business and Finance, University of Wisconsin, Parkside.

Robert J. Miller California Tax-Free Fund Intermediate Tax/AMT-Free Fund Municipal Bond Fund North Carolina Tax-Free Fund Pennsylvania Tax-Free Fund Strategic Municipal Bond Fund

Mr. Miller is jointly responsible for managing the Municipal Bond Fund and the Intermediate Tax/AMT-Free Fund, both of which he has managed since 2008, the Strategic Municipal Bond Fund, which he has managed since 2010, and the California Limited-Term Tax-Free Fund, California Tax-Free Fund and the Colorado Tax-Free Fund, which he has managed since 2011. Mr. Miller joined the Wells Capital Management Municipal Bond team in May 2008 where he manages both sub-advised mutual funds and separate accounts. Prior to joining Wells Capital Management, Mr. Miller worked for American Century Investments for 10 years where he had direct responsibility for the firm's flagship Tax-Free Bond Fund as well as the firm's Long-Term Bond Fund. He also managed California, Florida and Arizona municipal funds and served as a member of the analytical team while at American Century. Education: B.A., Business Administration with an emphasis in finance, San Jose State University; MBA, New York University Leonard N. Stern School of Business.

Thomas Stoeckmann Wisconsin Tax-Free Fund

Mr. Stoeckmann is jointly responsible for managing the Wisconsin Tax-Free Fund, which he has managed since 2005. Mr. Stoeckmann joined Wells Capital Management 2005 as a senior research analyst on the Municipal Fixed Income Team, specializing in transportation, education and project finance. Prior to joining Wells Capital Management, Mr. Stoeckmann served as a municipal research analyst for Strong Capital Management since 1996. Education: B.A., Financial Management, Bob Jones University; M.B.A., Business Administration—Finance, Marquette University.

Adrian Van Poppel California Limited-Term Tax-Free Fund California Tax-Free Fund Colorado Tax-Free Fund Minnesota Tax-Free Fund

Mr. Van Poppel is jointly responsible for managing the Colorado Tax-Free Fund and the Minnesota Tax-Free Fund, both of which he has managed since 2005. He is also jointly responsible for managing the California Limited-Term Tax-Free Fund and the California Tax-Free Fund, both of which he has managed since 2009. Mr. Van Poppel joined Wells Capital Management in 1997 and currently serves as a portfolio manager, specializing in tax-free mutual funds, as well as separate accounts in Minnesota, Arizona and California. Previously, Mr. Van Poppel was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He is a member of the California Society of Municipal Analysts and the Municipal Bond Club of San Francisco. Education: B.A., Business Administration and Economics as well as a master's degree in financial analysis and investment management, Saint Mary's College (Moraga, California).

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

A Choice of Share Classes

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

	Class A	Class B1	Class C
Initial Sales Charge	2%, 3% or 4.5% depending on the Fund	None. Your entire investment goes to work immediately.	None. Your entire investment goes to work immediately.
Contingent deferred sales charge (CDSC)

None (except that, for Funds other than the Ultra Short-Term Municipal Income Fund, depending on the Fund, a charge of 0.50% or 1% applies to certain redemptions made within eighteen months, following purchases of $1 million or more without an initial sales charge).

		3% or 5% and declines until it reaches 0% at the beginning of the 4th or 7th year depending on the Fund.	1% if shares are sold within one year after purchase.
Ongoing distribution (12b-1) fees	None.	0.75%	0.75%
Purchase maximum	None. Volume reductions given upon providing adequate proof of eligibility.	$100,000	$1,000,000[2]
Annual Expenses	Lower ongoing expenses than Classes B and C.	Higher ongoing expenses than Class A because of higher 12b-1 fees.	Higher ongoing expenses than Class A because of higher 12b-1 fees.
Conversion feature	Not applicable.	Yes. Converts to Class A shares after a certain number of years depending on the Fund, so annual expenses decrease.	No. Does not convert to Class A shares, so annual expenses do not decrease.
1.	Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.
2.	The purchase maximum for Class C shares of the Short-Term Municipal Bond Fund and the Ultra Short-Term Municipal Income Fund is $250,000. The purchase maximum for Class C shares of the California Limited-Term Tax-Free Fund is $500,000.

Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

Class A Shares Sales Charge Schedule

If you choose to buy Class A shares, you will pay the public offering price (POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Class A Sales Charge Schedule for all Funds (except for the California Limited-Term Tax-Free Fund, Intermediate Tax/AMT-Free Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund)

Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 - $99,999	4.00%	4.17%	3.50%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%
1.	We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class A Sales Charge Schedule for the California Limited-Term Tax-Free Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.25%	2.30%	1.75%
$100,000 - $249,999	1.50%	1.52%	1.25%
$250,000 - $499,999	1.00%	1.01%	0.75%
$500,000 and over[1]	0.00%	0.00%	0.40%
1.	We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class A Sales Charge Schedule for the Intermediate Tax/AMT-Free Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.50%	2.56%	2.00%
$100,000 - $249,999	2.00%	2.04%	1.75%
$250,000 - $499,999	1.50%	1.52%	1.25%
$500,000 - $999,999	1.00%	1.01%	0.75%
$1,000,000 and over[1]	0.00%	0.00%	0.50%
1.	We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class A Sales Charge Schedule for the Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.85%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over	0.00%	0.00%	0.00%

Class B Shares Sales Charges

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy) and specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions. Class B share exchanges will not trigger the CDSC and the new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares.

Class C Shares Sales Charges

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Class C shares received in a reorganization, your date of purchase is the original purchase date of your predecessor Fund. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

Reductions and Waivers of Sales Charges

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

Class A Shares Sales Charge Reductions and Waivers
 You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

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You pay no sales charges on Fund shares you buy with reinvested distributions.

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You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

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You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares your redeem.) Subject to the Funds' policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption.

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By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period.We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

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Rights of Accumulation (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

How a Letter of Intent Can Save You Money!
If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

Accounts That Can Be Aggregated
 You may aggregate the following types of accounts indicated below to qualify for a volume discount:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
Retirement Plans
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement[1]		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts[2]	X
401(k) Plan accounts		X
Other Accounts
529 Plan accounts[1]		X
Accounts held through other brokerage firms		X
1.	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
2.	Wells Fargo Advantage Funds no longer offers new or accepts purchases in existing 403(b) accounts utilizing the Wells Fargo Advantage Funds prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

Class A Shares Sales Charge Waivers for Certain Parties
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

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Current and retired employees, directors/trustees and officers of:
1) Wells Fargo Advantage Funds (including any predecessor funds);
2) Wells Fargo & Company and its affiliates; and
3) family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

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Current employees of:
1) the Fund's transfer agent;
2) broker-dealers who act as selling agents;
3) family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
4) each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

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Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

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Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

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Section 529 college savings plan accounts.

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Insurance company separate accounts.

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Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management.

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Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met:
1) any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time;
2) share purchases are made in the same account through which the investor held Advisor Class shares at the
Eligibility Time;
3) the owner of the account remains the same as the account owner at the Eligibility Time; and
4) following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

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Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently change, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

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Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

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Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

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Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at net asset value.

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Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at net asset value.

CDSC Waivers

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You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

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We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70½ according to Internal Revenue Service guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

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We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

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We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

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For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

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withdrawals are made by participating in the Systematic Withdrawal Plan; and

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withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

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We waive the Class C shares CDSC if the dealer of record waived its commission.

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We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

Compensation to Dealers and Shareholders Servicing Agents

Distribution Plan
 Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:

Fund	Class B	Class C
California Limited-Term Tax-Free Fund	N/A	0.75%
California Tax-Free Fund	0.75%	0.75%
Colorado Tax-Free Fund	0.75%	0.75%
Intermediate Tax/AMT-Free Fund	N/A	0.75%
Minnesota Tax-Free Fund	0.75%	0.75%
Municipal Bond Fund	0.75%	0.75%
North Carolina Tax-Free Fund	N/A	0.75%
Pennsylvania Tax-Free Fund	0.75%	0.75%
Short-Term Municipal Bond Fund	N/A	0.75%
Strategic Municipal Bond Fund	0.75%	0.75%
Ultra Short-Term Municipal Income Fund	N/A	0.75%
Wisconsin Tax-Free Fund	N/A	0.75%

These fees are paid out of each Class's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Shareholder Servicing Plan
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services for each Class of the Fund. For these services, each Class pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Funds' adviser and distributor expect the Funds to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interest between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Funds' distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargo.com/advantagefunds.

Pricing Fund Shares

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

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directly with the Fund. Complete a Wells Fargo Advantage Funds application, which you may obtain by visiting our Web site at wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

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through a brokerage account with an approved selling agent; or

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through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

How to Buy Shares

This section explains how you can buy shares directly from Wells Fargo Advantage Funds. If you're opening a new account, an account application is available on-line at wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

Minimum Investments	Initial Purchase	Subsequent Purchases
Regular accounts IRAs, IRA rollovers, Roth IRAs UGMA/UTMA accounts Employer Sponsored Retirement Plans	$1,000 $250 $50 No minimum	$100 $100 $50 No minimum
Buying Shares	Opening an Account	Adding to an Account
By Internet

A new account may not be opened by Internet unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

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To buy additional shares or buy shares of a new Fund, visit
wellsfargo.com/ advantagefunds.

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Subsequent online purchases have a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

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Complete and sign your account
application.

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Mail the application with your check made
payable to the Fund to Investor Services at:

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266

Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

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Enclose a voided check (for checking accounts) or a deposit slip (savings accounts). Alternatively, include a note with your name, the Fund name, and your account number.

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Mail the deposit slip or note with your check made payable to the Fund to the address on the left.

By Telephone

A new account may not be opened by telephone unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

To buy additional shares or to buy shares of a new Fund call: ■ Investor Services at 1-800-222-8222 or ■ 1-800-368-7550 for the automated phone system.
By Wire

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Complete, sign and mail your account application (refer to the section on buying shares by mail)

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Provide the following instructions to your financial institution:

State Street Bank & Trust
Boston, MA
Bank Routing Number:ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account

To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

General Notes for Buying Shares

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Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

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Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

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U.S. Dollars Only. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

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Insufficient Funds. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

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No Fund Named. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

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Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

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Minimum Initial and Subsequent Investment Waivers. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

Special Considerations When Investing Through Financial Intermediaries
If a financial intermediary purchases shares on your behalf, you should understand the following:

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Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

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Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

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Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

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Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

Selling Shares	To Sell Some or All of Your Shares
By Internet

Visit our Web site at wellsfargo.com/advantagefunds. Redemptions requested online are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

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Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining account balance) to the address below.

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Make sure all account owners sign the request exactly as their names appear on the account application.

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A medallion guarantee may be required under certain circumstances (see "General Notes for Selling Shares").

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

By Wire

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To arrange for a Federal Funds wire, call 1-800-222-8222.

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Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

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Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.

By Telephone/ Electronic Funds Transfer (EFT)

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Call an Investor Services representative at 1-800-222-8222 or use the automated phone system 1-800-368-7550.

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Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing.

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Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

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A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days) or transferred to a linked bank account.

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Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

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Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

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Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

Through Your Investment Representative	Contact your investment representative.

General Notes For Selling Shares

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Proper Form. If the transfer agent receives your request to sell shares in proper order before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

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CDSC Fees. Your redemption proceeds are net of any applicable CDSC fees.

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Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

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Telephone/Internet Redemptions. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

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Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

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Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan.There may be special requirements that supercede the directions in this Prospectus.

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Medallion Guarantees. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

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In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts), with the following exception: Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund.

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Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class and Investor Class shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

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An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

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You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

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Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

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If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

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Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

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Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.
The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

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Money market funds;

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Ultra-short funds (includes Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund);

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Purchases of shares through dividend reinvestments;

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Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

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Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

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Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

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Permitted exchanges between share classes of the same Fund;

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Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

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Purchases below $5,000 (including purchases that are part of an exchange transaction).

Because the Ultra Short-Term Municipal Income Fund is often used for short-term investments, it is designed to accomodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Municipal Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Municipal Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Municipal Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Ultra Short-Term Municipal Income Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliates that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.
A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Account Policies

Automatic Plans
 These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

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Automatic Investment Plan —With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

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Automatic Exchange Plan —With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the"How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

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Systematic Withdrawal Plan —With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

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must have a Fund account valued at $10,000 or more;

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must request a minimum redemption of $100;

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must have your distributions reinvested; and

●

may not simultaneously participate in the Automatic Investment Plan.

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Payroll Direct Deposit —With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

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Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

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Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above.You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Funds generally make distributions of any net investment income monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

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Automatic Reinvestment Option—Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

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Check Payment Option—Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written instructions. A medallion guarantee may also be required. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

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Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

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Directed Distribution Purchase Option—Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning.You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from the Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. For the state-specific Funds, it is intended that distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to that particular state's individual income taxes if the Fund primarily invests in such securities.

Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2011, 18% for assets held more than 5 years. Due to recent legislation, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a new 3.8% Medicare contribution tax will apply on "net investment income," including interest, dividends, and capital gains.

To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Additional Expense and Performance Information

This section contains additional information regarding the expenses and performance of the Funds. The sub-section below titled "Additional Expense Information" provides further information regarding a Fund's Annual Fund Operating Expenses. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

Additional Expense Information
Funds Management has contractually committed for a period of time to waive and/or reimburse Fund expenses that exceed a certain specified amount, as set forth in a footnote to each Fund's Annual Fund Operating Expenses table. This contractual expense cap excludes certain expenses that a Fund may incur, such as brokerage commissions, interest, taxes, the expenses of any money market fund or other fund held by a Fund (i.e., acquired fund fees and expenses) and extraordinary expenses. Funds Management will not reimburse a Fund for these types of expenses, even if they cause the Fund's Total Annual Fund Operating Expenses to exceed the amount of the expense cap.

Index Descriptions
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.
Barclays Capital Municipal Bond 1-15 Year Blend Index	The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1-Year Municipal Bond Index	The Barclays Capital 1-Year Municipal Bond Index is the 1-year component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1-5 Year Municipal Bond Index	The Barclays Capital 1-5 Year Municipal Bond Index is the 1-5 Year Blend Component of the Barclays Capital Municipal Bond Index.
Barclays Capital California 1-5 Year Municipal Bond Index	The Barclays Capital California 1-5 Year Municipal Bond Index is the 1-5 Year Blend Component of the Barclays Capital California Municipal Bond Index.
Barclays Capital 3-Year Municipal Bond Index	The Barclays Capital 3-Year Municipal Bond Index is the 3-year component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1- and 3-Year Composite Municipal Bond Index

The Barclays Capital 1- and 3-Year Composite Municipal Bond Index is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index and 50% in the Barclays Capital 3-Year Municipal Bond Index.

Barclays Capital California Municipal Bond Index	The Barclays Capital California Municipal Bond Index is the California component of the Barclays Capital Municipal Bond Index.
Barclays Capital Colorado Municipal Bond Index	The Barclays Capital Colorado Municipal Bond Index is the Colorado component of the Barclays Capital Municipal Bond Index.
Barclays Capital Minnesota Municipal Bond Index	The Barclays Capital Minnesota Municipal Bond Index is the Minnesota component of the Barclays Capital Municipal Bond Index.
Barclays Capital North Carolina Municipal Bond Index	The Barclays Capital North Carolina Municipal Bond Index is the North Carolina component of the Barclays Capital Municipal Bond Index.
Barclays Capital Pennsylvania Municipal Bond Index	The Barclays Capital Pennsylvania Municipal Bond Index is the Pennsylvania component of the Barclays Capital Municipal Bond Index.
Barclays Capital Wisconsin Municipal Bond Index	The Barclays Capital Wisconsin Municipal Bond Index is the Wisconsin component of the Barclays Capital Municipal Bond Index.

Share Class Performance
 The following provides additional information about the performance history of the Fund contained in this prospectus, including information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

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California Limited-Term Tax-Free Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

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Colorado Tax-Free Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

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Intermediate Tax-Free Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher.

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Minnesota Tax-Free Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

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Municipal Bond Fund - Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher.

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North Carolina Tax-Free Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen North Carolina Municipal Bond Fund.

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Pennsylvania Tax-Free Fund - Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen Pennsylvania Municipal Bond Fund.

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Short-Term Municipal Bond Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher.

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Strategic Municipal Bond Fund - Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen Strategic Municipal Bond Fund.

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Ultra Short-Term Municipal Bond Fund - Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares.

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Wisconsin Tax-Free Fund - Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares (except during those periods in which expenses of Class A shares would have been higher than those of the Investor Class no such adjustment is reflected). If these expenses had not been included, returns would be higher.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

Financial Highlights

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or since inception, if shorter). On July 12, 2010, the Pennsylvania Tax-Free Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund, the North Carolina Tax-Free Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund, and the Strategic Municipal Bond Fund acquried the net assets of Evergreen Strategic Municipal Bond Fund (the "Acquired Funds"). The financial highlights for the periods prior to the acquisition are those of the Acquired Funds. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

California Limited-Term Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.51	$10.29	$10.30	$10.36	$10.34
Income from investment operations
Net investment income (loss)	0.27	0.28	0.39	0.38	0.36
Net realized and unrealized gains (losses) on investments	0.00	0.23	-0.01	-0.06	0.02
Total from investment operations	0.27	0.51	0.38	0.32	0.38
Distribution to shareholders from
Net investment income	-0.27	-0.29	-0.39	-0.38	-0.36
Total distributions to shareholders	-0.27	-0.29	-0.39	-0.38	-0.36
Net asset value, end of period	$10.51	$10.51	$10.29	$10.30	$10.36
Ratio to average net assets (annualized)
Net investment income (loss)	2.58%	2.67%	3.82%	3.63%	3.50%
Gross expenses	0.84%	0.85%	0.95%	1.09%	1.09%
Net expenses	0.80%	0.85%	0.85%	0.85%	0.85%
Total return[2]	2.52%	5.14%	3.77%	3.09%	3.74%
Portfolio turnover rate	54%	34%	64%	69%	80%
Net assets, end of period (000's omitted)	$126,570	$116,578	$46,372	$37,376	$41,140

California Limited-Term Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.51	$10.29	$10.30	$10.36	$10.34
Income from investment operations
Net investment income (loss)	0.19	0.19	0.30	0.31	0.30
Net realized and unrealized gains (losses) on investments	0.00	0.24	0.00	-0.07	0.01
Total from investment operations	0.19	0.43	0.30	0.24	0.31
Distribution to shareholders from
Net investment income	-0.19	-0.21	-0.31	-0.30	-0.29
Total distributions to shareholders	-0.19	-0.21	-0.31	-0.30	-0.29
Net asset value, end of period	$10.51	$10.51	$10.29	$10.30	$10.36
Ratio to average net assets (annualized)
Net investment income (loss)	1.82%	1.85%	3.07%	2.88%	2.75%
Gross expenses	1.60%	1.61%	1.69%	1.83%	1.84%
Net expenses	1.55%	1.60%	1.60%	1.60%	1.60%
Total return[2]	1.85%	4.25%	2.99%	2.32%	2.97%
Portfolio turnover rate	54%	34%	64%	69%	80%
Net assets, end of period (000's omitted)	$28,089	$29,501	$6,014	$4,632	$5,006
California Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.69	$10.14	$10.64	$11.02	$11.00
Income from investment operations
Net investment income (loss)	0.46	0.46[6]	0.49	0.48	0.48
Net realized and unrealized gains (losses) on investments	-0.16	0.55	-0.50	-0.35	0.05
Total from investment operations	0.30	1.01	-0.01	0.13	0.53
Distribution to shareholders from
Net investment income	-0.46	-0.46	-0.49	-0.48	-0.48
Net realized gains	0.00	0.00	0.00	-0.03	-0.03
Total distributions to shareholders	-0.46	-0.46	-0.49	-0.51	-0.51
Net asset value, end of period	$10.53	$10.69	$10.14	$10.64	$11.02
Ratio to average net assets (annualized)
Net investment income (loss)	4.36%	4.35%	4.85%	4.42%	4.31%
Gross expenses	0.82%	0.86%	0.88%	1.02%	1.03%
Net expenses	0.75%	0.80%	0.80%	0.80%	0.80%
Total return[2]	2.89%	10.10%	0.06%	1.25%	4.89%
Portfolio turnover rate	23%	31%	44%	43%	49%
Net assets, end of period (000's omitted)	$483,091	$372,415	$351,526	$375,441	$365,396

California Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.91	$10.35	$10.86	$11.24	$11.22
Income from investment operations
Net investment income (loss)	0.39[6]	0.39[6]	0.42	0.42	0.41
Net realized and unrealized gains (losses) on investments	-0.17	0.56	-0.50	-0.36	0.05
Total from investment operations	0.22	0.95	-0.08	0.06	0.46
Distribution to shareholders from
Net investment income	-0.39	-0.39	-0.43	-0.41	-0.41
Net realized gains	0.00	0.00	0.00	-0.03	-0.03
Total distributions to shareholders	-0.39	-0.39	-0.43	-0.44	-0.44
Net asset value, end of period	$10.74	$10.91	$10.35	$10.86	$11.24
Ratio to average net assets (annualized)
Net investment income (loss)	3.57%	3.63%	4.08%	3.68%	3.57%
Gross expenses	1.56%	1.62%	1.64%	1.77%	1.78%
Net expenses	1.50%	1.55%	1.55%	1.55%	1.55%
Total return[2]	2.06%	9.26%	-0.69%	0.57%	4.11%
Portfolio turnover rate	23%	31%	44%	43%	49%
Net assets, end of period (000's omitted)	$2,566	$4,286	$11,926	$25,900	$42,839

California Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.90	$10.35	$10.85	$11.24	$11.22
Income from investment operations
Net investment income (loss)	0.39	0.39[6]	0.42	0.41	0.41
Net realized and unrealized gains (losses) on investments	-0.16	0.55	-0.50	-0.36	0.05
Total from investment operations	0.23	0.94	-0.08	0.05	0.46
Distribution to shareholders from
Net investment income	-0.39	-0.39	-0.42	-0.41	-0.41
Net realized gains	0.00	0.00	0.00	-0.03	-0.03
Total distributions to shareholders	-0.39	-0.39	-0.42	-0.44	-0.44
Net asset value, end of period	$10.74	$10.90	$10.35	$10.85	$11.24
Ratio to average net assets (annualized)
Net investment income (loss)	3.61%	3.58%	4.10%	3.69%	3.56%
Gross expenses	1.57%	1.62%	1.63%	1.76%	1.78%
Net expenses	1.50%	1.55%	1.55%	1.55%	1.55%
Total return[2]	2.16%	9.16%	-0.60%	0.47%	4.11%
Portfolio turnover rate	23%	31%	44%	43%	49%
Net assets, end of period (000's omitted)	$33,772	$34,848	$27,786	$29,438	$29,732

Colorado Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.35	$9.90	$10.32	$10.57	$10.55
Income from investment operations
Net investment income (loss)	0.44	0.41[6]	0.45[6]	0.44[6]	0.45
Net realized and unrealized gains (losses) on investments	-0.21	0.46	-0.41	-0.24	0.02
Total from investment operations	0.23	0.87	0.04	0.20	0.47
Distribution to shareholders from
Net investment income	-0.43	-0.42	-0.45	-0.44	-0.45
Net realized gains	0.00	0.00	-0.01	-0.01	0.00
Total distributions to shareholders	-0.43	-0.42	-0.46	-0.45	-0.45
Net asset value, end of period	$10.15	$10.35	$9.90	$10.32	$10.57
Ratio to average net assets (annualized)
Net investment income (loss)	4.25%	3.95%	4.58%	4.20%	4.21%
Gross expenses	0.89%	0.89%	1.00%	1.12%	1.15%
Net expenses	0.85%	0.85%	0.88%	0.89%	0.92%
Total return[2]	2.34%	8.90%	0.51%	1.85%	4.46%
Portfolio turnover rate	22%	15%	20%	15%	21%
Net assets, end of period (000's omitted)	$48,218	$69,351	$53,883	$46,174	$49,827

Colorado Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.36	$9.92	$10.33	$10.58	$10.57
Income from investment operations
Net investment income (loss)	0.36[6]	0.33[6]	0.38[6]	0.36[6]	0.37
Net realized and unrealized gains (losses) on investments	-0.20	0.45	-0.40	-0.24	0.01
Total from investment operations	0.16	0.78	-0.02	0.12	0.38
Distribution to shareholders from
Net investment income	-0.36	-0.34	-0.38	-0.36	-0.37
Net realized gains	0.00	0.00	-0.01	-0.01	0.00
Total distributions to shareholders	-0.36	-0.34	-0.39	-0.37	-0.37
Net asset value, end of period	$10.16	$10.36	$9.92	$10.33	$10.58
Ratio to average net assets (annualized)
Net investment income (loss)	3.50%	3.24%	3.83%	3.45%	3.47%
Gross expenses	1.64%	1.66%	1.74%	1.87%	1.90%
Net expenses	1.60%	1.60%	1.63%	1.64%	1.67%
Total return[2]	1.57%	7.97%	-0.14%	1.09%	3.59%
Portfolio turnover rate	22%	15%	20%	15%	21%
Net assets, end of period (000's omitted)	$101	$253	$1,072	$2,870	$6,057

Colorado Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.36	$9.91	$10.33	$10.35
Income from investment operations
Net investment income (loss)	0.36	0.33[6]	0.37[6]	0.08
Net realized and unrealized gains (losses) on investments	-0.20	0.46	-0.40	-0.01
Total from investment operations	0.16	0.79	-0.03	0.07
Distribution to shareholders from
Net investment income	-0.36	-0.34	-0.38	-0.09
Net realized gains	0.00	0.00	-0.01	0.00
Total distributions to shareholders	-0.36	-0.34	-0.39	-0.09
Net asset value, end of period	$10.16	$10.36	$9.91	$10.33
Ratio to average net assets (annualized)
Net investment income (loss)	3.50%	3.17%	3.82%	2.25%
Gross expenses	1.64%	1.65%	1.73%	1.74%
Net expenses	1.60%	1.60%	1.60%	1.61%
Total return[2]	1.57%	8.08%	-0.23%	0.58%
Portfolio turnover rate	22%	15%	20%	15%
Net assets, end of period (000's omitted)	$3,763	$3,920	$1,053	$401

Intermediate Tax/AMT-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.81	$10.21	$10.53	$10.65
Income from investment operations
Net investment income (loss)	0.36	0.37	0.44	0.40
Net realized and unrealized gains (losses) on investments	0.13	0.60	-0.31	-0.10
Total from investment operations	0.49	0.97	0.13	0.30
Distribution to shareholders from
Net investment income	-0.36	-0.37	-0.44	-0.40
Net realized gains	0.00	0.00	-0.01	-0.02
Total distributions to shareholders	-0.36	-0.37	-0.45	-0.42
Net asset value, end of period	$10.94	$10.81	$10.21	$10.53
Ratio to average net assets (annualized)
Net investment income (loss)	3.27%	3.47%	4.27%	4.13%
Gross expenses	0.82%	0.85%	0.90%	0.96%
Net expenses	0.70%	0.70%	0.70%	0.70%
Total return[2]	4.57%	9.64%	1.33%	2.86%
Portfolio turnover rate	52%	61%	92%	98%
Net assets, end of period (000's omitted)	$239,853	$220,688	$124,317	$30,506

Intermediate Tax/AMT-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.81	$10.21	$10.53	$10.65
Income from investment operations
Net investment income (loss)	0.28	0.29	0.36	0.33
Net realized and unrealized gains (losses) on investments	0.13	0.60	-0.31	-0.10
Total from investment operations	0.41	0.89	0.05	0.23
Distribution to shareholders from
Net investment income	-0.28	-0.29	-0.36	-0.33
Net realized gains	0.00	0.00	-0.01	-0.02
Total distributions to shareholders	-0.28	-0.29	-0.37	-0.35
Net asset value, end of period	$10.94	$10.81	$10.21	$10.53
Ratio to average net assets (annualized)
Net investment income (loss)	2.54%	2.68%	3.51%	3.31%
Gross expenses	1.57%	1.61%	1.63%	1.74%
Net expenses	1.45%	1.45%	1.45%	1.45%
Total return[2]	3.80%	8.82%	0.56%	2.14%
Portfolio turnover rate	52%	61%	92%	98%
Net assets, end of period (000's omitted)	$50,157	$29,666	$9,603	$3,329

Minnesota Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.75	$10.36	$10.56	$10.70	$10.74
Income from investment operations
Net investment income (loss)	0.40	0.43[6]	0.44[6]	0.45[6]	0.45
Net realized and unrealized gains (losses) on investments	-0.05	0.40	-0.19	-0.10	-0.01
Total from investment operations	0.35	0.83	0.25	0.35	0.44
Distribution to shareholders from
Net investment income	-0.40	-0.43	-0.44	-0.46	-0.45
Net realized gains	-0.02	-0.01	-0.01	-0.03	-0.03
Total distributions to shareholders	-0.42	-0.44	-0.45	-0.49	-0.48
Net asset value, end of period	$10.68	$10.75	$10.36	$10.56	$10.70
Ratio to average net assets (annualized)
Net investment income (loss)	3.76%	3.97%	4.32%	4.26%	4.18%
Gross expenses	0.86%	0.89%	0.94%	1.06%	1.07%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Total return[2]	3.39%	8.11%	2.49%	3.32%	4.14%
Portfolio turnover rate	25%	25%	28%	39%	19%
Net assets, end of period (000's omitted)	$52,628	$56,885	$48,905	$43,617	$37,897

Minnesota Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.75	$10.36	$10.56	$10.69	$10.74
Income from investment operations
Net investment income (loss)	0.32[6]	0.35[6]	0.37[6]	0.38[6]	0.38
Net realized and unrealized gains (losses) on investments	-0.05	0.40	-0.19	-0.10	-0.03
Total from investment operations	0.27	0.75	0.18	0.28	0.35
Distribution to shareholders from
Net investment income	-0.32	-0.35	-0.37	-0.38	-0.37
Net realized gains	-0.02	-0.01	-0.01	-0.03	-0.03
Total distributions to shareholders	-0.34	-0.36	-0.38	-0.41	-0.40
Net asset value, end of period	$10.68	$10.75	$10.36	$10.56	$10.69
Ratio to average net assets (annualized)
Net investment income (loss)	3.00%	3.24%	3.58%	3.51%	3.43%
Gross expenses	1.61%	1.65%	1.69%	1.82%	1.82%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Total return[2]	2.62%	7.30%	1.72%	2.64%	3.27%
Portfolio turnover rate	25%	25%	28%	39%	19%
Net assets, end of period (000's omitted)	$539	$1,005	$2,166	$4,166	$6,200

Minnesota Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.75	$10.36	$10.56	$10.69	$10.73
Income from investment operations
Net investment income (loss)	0.32	0.35[6]	0.36[6]	0.37[6]	0.36
Net realized and unrealized gains (losses) on investments	-0.05	0.40	-0.18	-0.10	-0.01
Total from investment operations	0.27	0.75	0.18	0.27	0.35
Distribution to shareholders from
Net investment income	-0.32	-0.35	-0.37	-0.37	-0.36
Net realized gains	-0.02	-0.01	-0.01	-0.03	-0.03
Total distributions to shareholders	-0.34	-0.36	-0.38	-0.40	-0.39
Net asset value, end of period	$10.68	$10.75	$10.36	$10.56	$10.69
Ratio to average net assets (annualized)
Net investment income (loss)	3.01%	3.19%	3.55%	3.49%	3.41%
Gross expenses	1.61%	1.64%	1.65%	1.79%	1.82%
Net expenses	1.60%	1.60%	1.59%	1.60%	1.60%
Total return[2]	2.62%	7.30%	1.73%	2.63%	3.35%
Portfolio turnover rate	25%	25%	28%	39%	19%
Net assets, end of period (000's omitted)	$7,670	$6,489	$4,163	$2,103	$1,245

Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.51	$8.74	$9.21	$9.50	$9.41
Income from investment operations
Net investment income (loss)	0.40	0.41	0.45	0.42	0.40
Net realized and unrealized gains (losses) on investments	0.03	0.84	-0.47	-0.29	0.11
Total from investment operations	0.43	1.25	-0.02	0.13	0.51
Distribution to shareholders from
Net investment income	-0.39	-0.41	-0.45	-0.42	-0.40
Net realized gains	-0.01	-0.07	0.00	0.00	-0.02
Total distributions to shareholders	-0.40	-0.48	-0.45	-0.42	-0.42
Net asset value, end of period	$9.54	$9.51	$8.74	$9.21	$9.50
Ratio to average net assets (annualized)
Net investment income (loss)	4.18%	4.37%	5.19%	4.44%	4.11%
Gross expenses[3]	0.83%	0.86%	0.89%	1.04%	1.07%
Net expenses[3]	0.77%	0.75%	0.75%	0.82%	0.85%
Total return[2]	4.70%	14.28%	-0.04%	1.38%	5.38%
Portfolio turnover rate	69%	84%	152%	144%	107%
Net assets, end of period (000's omitted)	$1,503,256	$383,203	$220,711	$115,830	$127,411

Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.51	$8.72	$9.21	$9.50	$9.41
Income from investment operations
Net investment income (loss)	0.33	0.35	0.38	0.35	0.32
Net realized and unrealized gains (losses) on investments	0.03	0.85	-0.49	-0.29	0.11
Total from investment operations	0.36	1.20	-0.11	0.06	0.43
Distribution to shareholders from
Net investment income	-0.32	-0.34	-0.38	-0.35	-0.32
Net realized gains	-0.01	-0.07	0.00	0.00	-0.02
Total distributions to shareholders	-0.33	-0.41	-0.38	-0.35	-0.34
Net asset value, end of period	$9.54	$9.51	$8.72	$9.21	$9.50
Ratio to average net assets (annualized)
Net investment income (loss)	3.39%	3.71%	4.40%	3.67%	3.36%
Gross expenses[3]	1.57%	1.61%	1.64%	1.79%	1.82%
Net expenses[3]	1.52%	1.50%	1.50%	1.57%	1.60%
Total return[2]	3.92%	13.43%	-1.01%	0.62%	4.59%
Portfolio turnover rate	69%	84%	152%	144%	107%
Net assets, end of period (000's omitted)	$24,040	$3,437	$6,436	$6,070	$8,642

Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.51	$8.74	$9.21	$9.50	$9.41
Income from investment operations
Net investment income (loss)	0.32	0.33	0.38	0.35	0.32
Net realized and unrealized gains (losses) on investments	0.03	0.85	-0.47	-0.29	0.11
Total from investment operations	0.35	1.18	-0.09	0.06	0.43
Distribution to shareholders from
Net investment income	-0.32	-0.34	-0.38	-0.35	-0.32
Net realized gains	-0.01	-0.07	0.00	0.00	-0.02
Total distributions to shareholders	-0.33	-0.41	-0.38	-0.35	-0.34
Net asset value, end of period	$9.53	$9.51	$8.74	$9.21	$9.50
Ratio to average net assets (annualized)
Net investment income (loss)	3.42%	3.59%	4.44%	3.67%	3.36%
Gross expenses[3]	1.58%	1.61%	1.63%	1.77%	1.82%
Net expenses[3]	1.52%	1.50%	1.50%	1.57%	1.60%
Total return[2]	3.81%	13.43%	-0.79%	0.62%	4.59%
Portfolio turnover rate	69%	84%	152%	144%	107%
Net assets, end of period (000's omitted)	$126,338	$33,864	$12,509	$2,384	$2,146

North Carolina Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended August 31,
Class A	2011[8]	2010[9]	2009[9]	2008[9]	2007[9]	2006[9]
Net asset value, beginning of period	$10.12	$9.64	$9.80	$10.00	$10.30	$10.44
Income from investment operations
Net investment income (loss)	0.30	0.39[6]	0.39	0.39	0.38	0.39
Net realized and unrealized gains (losses) on investments	-0.41	0.49	-0.15	-0.20	-0.30	-0.14
Total from investment operations	-0.11	0.88	0.24	0.19	0.08	0.25
Distribution to shareholders from
Net investment income	-0.30	-0.40	-0.40	-0.39	-0.38	-0.38
Net realized gains	0.00	0.00	0.00	0.00	0.00	-0.01
Total distributions to shareholders	-0.30	-0.40	-0.40	-0.39	-0.38	-0.39
Net asset value, end of period	$9.71	$10.12	$9.64	$9.80	$10.00	$10.30
Ratio to average net assets (annualized)
Net investment income (loss)	3.72%	4.03%	4.22%	3.88%	3.71%	3.78%
Gross expenses	0.91%	0.90%	0.87%	0.92%[10]	0.98%[10]	0.92%[10]
Net expenses	0.85%	0.88%	0.87%	0.89%[10]	0.93%[10]	0.87%[10]
Total return[2]	-1.05%	9.38%	2.63%	1.90%	0.67%	2.54%
Portfolio turnover rate	44%	63%	48%	78%	72%	83%
Net assets, end of period (000's omitted)	$47,954	$56,508	$51,028	$54,680	$59,828	$66,176

North Carolina Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended August 31,
Class C	2011[8]	2010[9]	2009[9]	2008[9]	2007[9]	2006[9]
Net asset value, beginning of period	$10.12	$9.64	$9.80	$10.00	$10.30	$10.44
Income from investment operations
Net investment income (loss)	0.24	0.32[6]	0.32	0.31	0.30	0.31
Net realized and unrealized gains (losses) on investments	-0.41	0.49	-0.15	-0.20	-0.29	-0.13
Total from investment operations	-0.17	0.81	0.17	0.11	0.01	0.18
Distribution to shareholders from
Net investment income	-0.24	-0.33	-0.33	-0.31	-0.31	-0.31
Net realized gains	0.00	0.00	0.00	0.00	0.00	-0.01
Total distributions to shareholders	-0.24	-0.33	-0.33	-0.31	-0.31	-0.32
Net asset value, end of period	$9.71	$10.12	$9.64	$9.80	$10.00	$10.30
Ratio to average net assets (annualized)
Net investment income (loss)	2.96%	3.26%	3.47%	3.12%	2.96%	3.03%
Gross expenses	1.66%	1.65%	1.62%	1.64%[10]	1.68%[10]	1.61%[10]
Net expenses	1.60%	1.63%	1.62%	1.64%[10]	1.68%[10]	1.61%[10]
Total return[2]	-1.66%	8.57%	1.87%	1.13%	-0.08%	1.82%
Portfolio turnover rate	44%	63%	48%	78%	72%	83%
Net assets, end of period (000's omitted)	$5,789	$7,671	$4,805	$5,239	$5,734	$5,744

Pennsylvania Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended March 31,
Class A	2011[11]	2010[12]	2009[12]	2008[12]	2007[12]	2006[12]
Net asset value, beginning of period	$10.63	$10.90	$9.95	$10.84	$11.32	$11.25
Income from investment operations
Net investment income (loss)	0.11	0.44	0.46	0.48	0.48	0.47
Net realized and unrealized gains (losses) on investments	0.30	-0.28	0.95	-0.89	-0.49	0.07
Total from investment operations	0.41	0.16	1.41	-0.41	-0.01	0.54
Distribution to shareholders from
Net investment income	-0.11	-0.43	-0.46	-0.48	-0.47	-0.47
Total distributions to shareholders	-0.11	-0.43	-0.46	-0.48	-0.47	-0.47
Net asset value, end of period	$10.93	$10.63	$10.90	$9.95	$10.84	$11.32
Ratio to average net assets (annualized)
Net investment income (loss)	3.98%	3.99%	4.35%	4.67%	4.27%	4.13%
Gross expenses	0.87%[7]	0.84%[7]	0.76%	0.73%[13]	0.76%[13]	0.79%[13]
Net expenses	0.74%[7]	0.75%[7]	0.76%	0.73%[13]	0.71%[13]	0.74%[13]
Total return[2]	3.84%	1.56%	14.41%	-3.79%	-0.05%	4.86%
Portfolio turnover rate	10%	46%	45%	35%	21%	33%
Net assets, end of period (000's omitted)	$43,188	$41,832	$48,762	$45,158	$48,045	$55,565

Pennsylvania Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended March 31,
Class B	2011[11]	2010[12]	2009[12]	2008[12]	2007[12]	2006[12]
Net asset value, beginning of period	$10.59	$10.86	$9.91	$10.80	$11.27	$11.21
Income from investment operations
Net investment income (loss)	0.09[6]	0.35[6]	0.38[6]	0.40[6]	0.37	0.36
Net realized and unrealized gains (losses) on investments	0.30	-0.27	0.95	-0.89	-0.45	0.07
Total from investment operations	0.39	0.08	1.33	-0.49	-0.08	0.43
Distribution to shareholders from
Net investment income	-0.09	-0.35	-0.38	-0.40	-0.39	-0.38
Total distributions to shareholders	-0.09	-0.35	-0.38	-0.40	-0.39	-0.38
Net asset value, end of period	$10.89	$10.59	$10.86	$9.91	$10.80	$11.27
Ratio to average net assets (annualized)
Net investment income (loss)	3.22%	3.23%	3.63%	3.89%	3.51%	3.38%
Gross expenses	1.62%[7]	1.60%[7]	1.51%	1.47%[13]	1.46%[13]	1.49%[13]
Net expenses	1.49%[7]	1.50%[7]	1.51%	1.47%[13]	1.46%[13]	1.49%[13]
Total return[2]	3.66%	0.80%	13.60%	-4.54%	-0.73%	4.00%
Portfolio turnover rate	10%	46%	45%	35%	21%	33%
Net assets, end of period (000's omitted)	$3,956	$4,932	$7,573	$11,287	$18,324	$24,725

Pennsylvania Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended March 31,
Class C	2011[11]	2010[12]	2009[12]	2008[12]	2007[12]	2006[12]
Net asset value, beginning of period	$10.61	$10.88	$9.93	$10.82	$11.29	$11.23
Income from investment operations
Net investment income (loss)	0.09	0.35	0.38	0.40	0.38	0.37
Net realized and unrealized gains (losses) on investments	0.30	-0.27	0.95	-0.88	-0.46	0.07
Total from investment operations	0.39	0.08	1.33	-0.48	-0.08	0.44
Distribution to shareholders from
Net investment income	-0.09	-0.35	-0.38	-0.41	-0.39	-0.38
Total distributions to shareholders	-0.09	-0.35	-0.38	-0.41	-0.39	-0.38
Net asset value, end of period	$10.91	$10.61	$10.88	$9.93	$10.82	$11.29
Ratio to average net assets (annualized)
Net investment income (loss)	3.23%	3.23%	3.61%	3.91%	3.52%	3.38%
Gross expenses	1.62%[7]	1.59%[7]	1.51%	1.48%[13]	1.46%[13]	1.49%[13]
Net expenses	1.49%[7]	1.50%[7]	1.51%	1.48%[13]	1.46%[13]	1.49%[13]
Total return[2]	3.65%	0.80%	13.58%	-4.52%	-0.72%	4.00%
Portfolio turnover rate	10%	46%	45%	35%	21%	33%
Net assets, end of period (000's omitted)	$8,331	$8,118	$9,020	$8,387	$9,896	$11,539

Short-Term Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009[1]
Net asset value, beginning of period	$9.88	$9.64	$9.70
Income from investment operations
Net investment income (loss)	0.25	0.27	0.38
Net realized and unrealized gains (losses) on investments	0.06	0.24	-0.06
Total from investment operations	0.31	0.51	0.32
Distribution to shareholders from
Net investment income	-0.25	-0.27	-0.38
Net realized gains	-0.01	0.00	0.00
Total distributions to shareholders	-0.26	-0.27	-0.38
Net asset value, end of period	$9.94	$9.88	$9.64
Ratio to average net assets (annualized)
Net investment income (loss)	2.48%	2.59%	4.14%
Gross expenses	0.79%	0.80%	0.87%
Net expenses	0.60%	0.60%	0.60%
Total return[2]	3.21%	5.37%	3.39%
Portfolio turnover rate	75%	78%	101%
Net assets, end of period (000's omitted)	$1,027,653	$794,709	$135,320

Short-Term Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.89	$9.64	$9.66	$9.73	$9.73
Income from investment operations
Net investment income (loss)	0.17	0.20	0.32	0.31	0.28
Net realized and unrealized gains (losses) on investments	0.06	0.25	-0.02	-0.07	0.00
Total from investment operations	0.23	0.45	0.30	0.24	0.28
Distribution to shareholders from
Net investment income	-0.17	-0.20	-0.32	-0.31	-0.28
Net realized gains	-0.01	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.18	-0.20	-0.32	-0.31	-0.28
Net asset value, end of period	$9.94	$9.89	$9.64	$9.66	$9.73
Ratio to average net assets (annualized)
Net investment income (loss)	1.74%	1.80%	3.36%	3.15%	2.81%
Gross expenses	1.54%	1.56%	1.61%	1.71%	1.73%
Net expenses	1.35%	1.35%	1.36%	1.55%	1.55%
Total return[2]	2.34%	4.67%	3.25%	2.50%	2.85%
Portfolio turnover rate	75%	78%	101%	94%	126%
Net assets, end of period (000's omitted)	$201,870	$184,885	$21,599	$5,656	$2,847

Strategic Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,		Year Ended May 31,
Class A	2011[4]	2010[5]	2009[5]	2008[5]	2007[5]	2006[5]
Net asset value, beginning of period	$8.75	$8.67	$8.59	$8.70	$8.78	$8.75
Income from investment operations
Net investment income (loss)	0.02	0.26	0.25	0.31	0.33	0.32
Net realized and unrealized gains (losses) on investments	0.02	0.08	0.08	-0.11	-0.08	0.01
Total from investment operations	0.04	0.34	0.33	0.20	0.25	0.33
Distribution to shareholders from
Net investment income	-0.02	-0.26	-0.25	-0.31	-0.33	-0.30
Net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.02	-0.26	-0.25	-0.31	-0.33	-0.30
Net asset value, end of period	$8.77	$8.75	$8.67	$8.59	$8.70	$8.78
Ratio to average net assets (annualized)
Net investment income (loss)	3.15%	3.02%	2.85%	3.64%	3.76%	3.60%
Gross expenses	0.83%	0.88%	0.99%	1.01%	1.05%	1.05%
Net expenses	0.83%	0.87%	0.99%	1.01%	1.01%	1.00%
Total return[2]	0.49%	4.01%	3.76%	2.54%	2.90%	3.86%
Portfolio turnover rate	12%	130%	40%	53%	59%	55%
Net assets, end of period (000's omitted)	$353,518	$330,896	$329,475	$333,901	$287,472	$286,672

Strategic Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended May 31,
Class B	2011[4]	2010[5]	2009[5]	2008[5]	2007[5]	2006[5]
Net asset value, beginning of period	$8.73	$8.65	$8.57	$8.68	$8.76	$8.73
Income from investment operations
Net investment income (loss)	0.02[6]	0.19[6]	0.19[6]	0.25[6]	0.25	0.25[6]
Net realized and unrealized gains (losses) on investments	0.02	0.09	0.07	-0.11	-0.07	0.02
Total from investment operations	0.04	0.28	0.26	0.14	0.18	0.27
Distribution to shareholders from
Net investment income	-0.02	-0.20	-0.18	-0.25	-0.26	-0.24
Net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.02	-0.20	-0.18	-0.25	-0.26	-0.24
Net asset value, end of period	$8.75	$8.73	$8.65	$8.57	$8.68	$8.76
Ratio to average net assets (annualized)
Net investment income (loss)	2.40%	2.20%	2.20%	2.91%	3.02%	2.85%
Gross expenses	1.58%	1.64%	1.74%	1.76%	1.76%	1.75%
Net expenses	1.58%	1.63%	1.74%	1.76%	1.76%	1.75%
Total return[2]	0.43%	3.23%	2.99%	1.78%	2.13%	3.09%
Portfolio turnover rate	12%	130%	40%	53%	59%	55%
Net assets, end of period (000's omitted)	$6,741	$7,531	$16,123	$31,991	$50,872	$78,158

Strategic Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended May 31,
Class C	2011[4]	2010[5]	2009[5]	2008[5]	2007[5]	2006[5]
Net asset value, beginning of period	$8.78	$8.70	$8.62	$8.73	$8.81	$8.78
Income from investment operations
Net investment income (loss)	0.02	0.20	0.18	0.24	0.27	0.25
Net realized and unrealized gains (losses) on investments	0.02	0.08	0.09	-0.10	-0.08	0.02
Total from investment operations	0.04	0.28	0.27	0.14	0.19	0.27
Distribution to shareholders from
Net investment income	-0.02	-0.20	-0.19	-0.25	-0.27	-0.24
Net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.02	-0.20	-0.19	-0.25	-0.27	-0.24
Net asset value, end of period	$8.80	$8.78	$8.70	$8.62	$8.73	$8.81
Ratio to average net assets (annualized)
Net investment income (loss)	2.40%	2.26%	2.08%	2.88%	3.01%	2.85%
Gross expenses	1.58%	1.63%	1.74%	1.76%	1.76%	1.75%
Net expenses	1.58%	1.62%	1.74%	1.76%	1.76%	1.75%
Total return[2]	0.42%	3.23%	2.99%	1.78%	2.13%	3.09%
Portfolio turnover rate	12%	130%	40%	53%	59%	55%
Net assets, end of period (000's omitted)	$113,724	$112,740	$130,775	$109,379	$88,638	$93,474

Ultra Short-Term Municipal Income Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008[8]	2007
Net asset value, beginning of period	$4.81	$4.78	$4.75	$4.76	$4.76
Income from investment operations
Net investment income (loss)	0.06	0.07	0.20	0.20	0.17
Net realized and unrealized gains (losses) on investments	0.01	0.03	0.03	-0.01	0.00
Total from investment operations	0.07	0.10	0.23	0.19	0.17
Distribution to shareholders from
Net investment income	-0.06	-0.07	-0.20	-0.20	-0.17
Net realized gains	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.06	-0.07	-0.20	-0.20	-0.17
Net asset value, end of period	$4.82	$4.81	$4.78	$4.75	$4.76
Ratio to average net assets (annualized)
Net investment income (loss)	1.28%	1.44%	3.77%	4.14%	3.52%
Gross expenses	0.76%	0.78%	0.84%	0.99%	1.06%
Net expenses	0.67%	0.67%	0.67%	0.70%	0.72%
Total return[2]	1.51%	2.17%	5.00%	4.10%	3.59%
Portfolio turnover rate	127%	120%	186%	191%	123%
Net assets, end of period (000's omitted)	$2,691,449	$3,466,977	$2,227,869	$112,660	$9,670

Ultra Short-Term Municipal Income Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Net asset value, beginning of period	$4.81	$4.78	$4.76	$4.75
Class C	2011	2010	2009	2008[1]
Income from investment operations
Net investment income (loss)	0.03	0.04	0.16	0.04
Net realized and unrealized gains (losses) on investments	0.01	0.03	0.02	0.01
Total from investment operations	0.04	0.07	0.18	0.05
Distribution to shareholders from
Net investment income	-0.03	-0.04	-0.16	-0.04
Net realized gains	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.03	-0.04	-0.16	-0.04
Net asset value, end of period	$4.82	$4.81	$4.78	$4.76
Ratio to average net assets (annualized)
Net investment income (loss)	0.54%	0.70%	2.79%	2.93%
Gross expenses	1.51%	1.53%	1.58%	1.63%
Net expenses	1.42%	1.42%	1.42%	1.42%
Total return[2]	0.76%	1.40%	3.95%	1.00%
Portfolio turnover rate	127%	120%	186%	191%
Net assets, end of period (000's omitted)	$216,389	$385,331	$255,585	$2,276

Wisconsin Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class A	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.67	$10.43	$10.37	$10.44
Income from investment operations
Net investment income (loss)	0.36	0.32	0.38	0.09
Net realized and unrealized gains (losses) on investments	0.01	0.35	0.06	-0.07
Total from investment operations	0.37	0.67	0.44	0.02
Distribution to shareholders from
Net investment income	-0.36	-0.32	-0.38	-0.09
Net realized gains	0.00	-0.11	0.00	0.00
Total distributions to shareholders	-0.36	-0.43	-0.38	-0.09
Net asset value, end of period	$10.68	$10.67	$10.43	$10.37
Ratio to average net assets (annualized)
Net investment income (loss)	3.43%	3.00%	3.71%	3.34%
Gross expenses	0.92%	0.93%	0.97%	0.99%
Net expenses	0.70%	0.70%	0.68%	0.70%
Total return[2]	3.52%	6.52%	4.38%	0.21%
Portfolio turnover rate	60%	48%	126%	102%
Net assets, end of period (000's omitted)	$11,540	$7,535	$5,110	$331
Wisconsin Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.67	$10.43	$10.37	$10.44	$10.38
Income from investment operations
Net investment income (loss)	0.27	0.23	0.30	0.30	0.30
Net realized and unrealized gains (losses) on investments	0.01	0.35	0.06	-0.05	0.11
Total from investment operations	0.28	0.58	0.36	0.25	0.41
Distribution to shareholders from
Net investment income	-0.27	-0.23	-0.30	-0.30	-0.30
Net realized gains	0.00	-0.11	0.00	-0.02	-0.05
Total distributions to shareholders	-0.27	-0.34	-0.30	-0.32	-0.35
Net asset value, end of period	$10.68	$10.67	$10.43	$10.37	$10.44
Ratio to average net assets (annualized)
Net investment income (loss)	2.56%	2.20%	2.89%	2.82%	2.87%
Gross expenses	1.67%	1.68%	1.73%	1.82%	1.88%
Net expenses	1.48%	1.49%	1.49%	1.49%	1.49%
Total return[2]	2.71%	5.67%	3.54%	2.40%	3.99%
Portfolio turnover rate	60%	48%	126%	102%	51%
Net assets, end of period (000's omitted)	$9,552	$10,979	$7,528	$5,123	$3,730
1	Commencement of class operations.
2	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
3

Ratios include interest and fee expense relating to inverse floating-rate obligations as follows: July 1, 2010 to June 30, 2011 0.02% July 1, 2009 to June 30, 2010 0.03% July 1, 2008 to June 30, 2009 0.06% July 1, 2007 to June 30, 2008 0.07% July 1, 2006 to June 30, 2007 0.14%

4	For the one month ended June 30, 2011, the Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.
5

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 12, 2010 is that of Evergreen Strategic Municipal Bond Fund.

6	Calculated based upon average shares outstanding
7	Effective June 30, 2008, Advisor Class was renamed Class A.
8	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.
9

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund, which was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen North Carolina Municipal Bond Fund.

10

Ratios include interest and fee expense relating to inverse floating-rate obligations as follows: September 1, 2007 to August 31, 2008 0.05% September 1, 2006 to August 31, 2007 0.09% September 1, 2005 to August 31, 2006 0.03%

11	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.
12

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen Pennsylvania Municipal Bond Fund.

13

Ratio includes interest and fee expense relating to inverse floating-rate obligations as follows: April 1, 2010 to March 31, 2011 0.01% April 1, 2008 to March 31, 2009 0.01% April 1, 2007 to March 31, 2008 0.03% April 1, 2006 to March 31, 2007 0.08%

FOR MORE INFORMATION    More information on a Fund is available free upon request, including the following documents: Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus.
The SAI, which has been filed with the SEC, is
incorporated by reference into this Prospectus and
therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information,
including a discussion of the market conditions
and investment strategies that significantly affected
Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargo.com/advantagefunds From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC's Public Reference Room) or
the SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2011 Wells Fargo Funds Management, LLC. All rights reserved	111MIR/P1101 (11-11) ICA Reg. No. 811-09253
Wells Fargo Advantage Funds	|	November 1, 2011

Municipal Income Funds

Prospectus

Administrator Class

California Limited-Term Tax-Free Fund	Municipal Bond Fund
SCTIX	WMFDX
California Tax-Free Fund	Short-Term Municipal Bond Fund
SGCAX	WSTMX
Colorado Tax-Free Fund	Strategic Municipal Bond Fund
NCOTX	VMPYX
Intermediate Tax/AMT-Free Fund	Ultra Short-Term Municipal Income Fund
WFITX	WUSMX
Minnesota Tax-Free Fund
NWMIX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

California Limited-Term Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.44%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.80%
Fee Waivers	0.19%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.61%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.60% for Administrator Class. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$62
3 Years	$236
5 Years	$426
10 Years	$972

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and California individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

California Municipal Securities Risk. California is experiencing extreme economic, budgetary, and financial stress, resulting in weakened economic and revenue performance for the State and its agencies or municipalities and downgrades to the credit ratings of the State's general obligation debt. These events may adversely impact the liquidity and values of the California municipal securities in which the Fund invests.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 1st Quarter 2009	+3.27%
Lowest Quarter: 2nd Quarter 2004	-1.33%
Year-to-date total return as of 9/30/2011 is +3.66%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	9/6/1996	2.46%	3.57%	3.55%
Administrator Class (after taxes on distributions)	9/6/1996	2.46%	3.56%	3.51%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	9/6/1996	2.54%	3.56%	3.49%
Barclays Capital 1-5 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.19%	4.30%	4.46%
Barclays Capital 1-5 Year California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.31%	4.31%	4.45%
Barclays Capital 3-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.81%	4.22%	3.96%

The Fund has selected the Barclays Capital Municipal Bond 1-5 year Blend Index to replace the Barclays Capital 3-year Municipal Bond Index because the Barclays Capital Municipal Bond 1-5 year Blend Index is more representative of the breadth of the Fund's holdings. Please refer to the section entitled "Additional Performance Information" for a definition of each index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Terry J. Goode, Portfolio Manager / 2011 Adrian Van Poppel, Portfolio Manager / 2009

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

California Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.34%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.76%
Fee Waivers	0.21%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.55%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$56
3 Years	$200
5 Years	$380
10 Years	$902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and California individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

California Municipal Securities Risk. California is experiencing extreme economic, budgetary, and financial stress, resulting in weakened economic and revenue performance for the State and its agencies or municipalities and downgrades to the credit ratings of the State's general obligation debt. These events may adversely impact the liquidity and values of the California municipal securities in which the Fund invests.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 3rd Quarter 2009	+8.32%
Lowest Quarter: 4th Quarter 2010	-4.65%
Year-to-date total return as of 9/30/2011 is +8.75%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	12/15/1997	2.17%	3.21%	4.29%
Administrator Class (after taxes on distributions)	12/15/1997	2.17%	3.17%	4.19%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	12/15/1997	3.01%	3.40%	4.32%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.97%	3.66%	4.64%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Terry J. Goode, Portfolio Manager / 2011 Robert Miller, Portfolio Manager / 2011 Adrian Van Poppel, Portfolio Manager / 2009

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Colorado Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.49%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.85%
Fee Waivers	0.24%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.61%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.60% for Administrator Class. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$62
3 Years	$247
5 Years	$448
10 Years	$1,027

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and Colorado individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Colorado Municipal Securities Risk. Colorado's economy is based on information, profession and technical services, communications, transportation, tourism, national resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, such as the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 3rd Quarter 2009	+6.85%
Lowest Quarter: 4th Quarter 2010	-4.26%
Year-to-date total return as of 9/30/2011 is +7.48%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	7/31/1995	1.27%	3.04%	4.28%
Administrator Class (after taxes on distributions)	7/31/1995	1.27%	3.04%	4.27%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	7/31/1995	2.38%	3.26%	4.35%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital Colorado Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.78%	4.18%	4.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Terry J. Goode, Portfolio Manager / 2011 Adrian Van Poppel, Portfolio Manager / 2005

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Intermediate Tax/AMT-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.76%
Fee Waivers	0.16%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.60%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$61
3 Years	$210
5 Years	$390
10 Years	$911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT). We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 3rd Quarter 2009	+7.13%
Lowest Quarter: 4th Quarter 2008	-4.15%
Year-to-date total return as of 9/30/2011 is +6.97%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	Performance Since 7/31/2001
Administrator Class (before taxes)	3/31/2008	3.49%	4.08%	4.98%
Administrator Class (after taxes on distributions)	3/31/2008	3.49%	4.04%	4.77%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	3/31/2008	3.47%	4.03%	4.70%
Barclays Capital 1-15 Year Municipal Blend Index (reflects no deduction for fees, expenses, or taxes)		2.97%	4.55%	4.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2001 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Minnesota Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	0.80%
Fee Waivers	0.20%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.60%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$61
3 Years	$235
5 Years	$425
10 Years	$971

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and Minnesota individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Minnesota Municipal Securities Risk. Minnesota's economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 3rd Quarter 2009	+5.89%
Lowest Quarter: 4th Quarter 2010	-3.56%
Year-to-date total return as of 9/30/2011 is +7.76%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	8/2/1993	2.13%	3.69%	4.50%
Administrator Class (after taxes on distributions)	8/2/1993	2.09%	3.65%	4.46%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	8/2/1993	2.89%	3.79%	4.50%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital Minnesota Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.75%	4.48%	4.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2008 Adrian Van Poppel, Portfolio Manager / 2005

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.45%
Total Annual Fund Operating Expenses[2]	0.77%
Fee Waivers	0.15%
Total Annual Fund Operating Expenses After Fee Waiver2,[3]	0.62%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.	Total Annual Fund Operating Expenses listed above include 0.02% of interest expense.
3.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.60% for Administrator Class. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$63
3 Years	$215
5 Years	$398
10 Years	$925

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 20% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 3rd Quarter 2009	+9.80%
Lowest Quarter: 4th Quarter 2008	-8.36%
Year-to-date total return as of 9/30/2011 is +8.04%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	4/8/2005	3.91%	4.50%	5.58%
Administrator Class (after taxes on distributions)	4/8/2005	3.78%	4.39%	5.52%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	4/8/2005	4.00%	4.45%	5.43%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Short-Term Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fees	0.31%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.73%
Fee Waivers	0.13%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.60%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$61
3 Years	$207
5 Years	$380
10 Years	$881

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 1st Quarter 2009	+3.29%
Lowest Quarter: 4th Quarter 2008	-2.06%
Year-to-date total return as of 9/30/2011 is +2.88%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	7/30/2010	2.64%	3.73%	3.77%
Administrator Class (after taxes on distributions)	7/30/2010	2.61%	3.71%	3.76%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	7/30/2010	2.62%	3.70%	3.75%
Barclays Capital Composite 1- and 3- Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.49%	3.79%	3.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2007 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Strategic Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.78%
Fee Waivers	0.10%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.68%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$69
3 Years	$229
5 Years	$413
10 Years	$947

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 35% of the Fund's total assets in below investment-grade municipal securities. We may also invest any amount in securities that pay interest subject to federal AMT.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from regular federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest any amount of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 1st Quarter 2009	+2.49%
Lowest Quarter: 4th Quarter 2008	-0.94%
Year-to-date total return as of 9/30/2011 is +4.18%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	10/6/1997	2.54%	3.40%	3.74%
Administrator Class (after taxes on distributions)	10/6/1997	2.53%	3.40%	3.40%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	10/6/1997	1.65%	3.23%	3.30%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2010 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2010 Robert J. Miller, Portfolio Manager / 2010

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Ultra Short-Term Municipal Income Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fees	0.28%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.70%
Fee Waivers	0.10%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.60%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$61
3 Years	$214
5 Years	$380
10 Years	$861

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 1st Quarter 2009	+2.38%
Lowest Quarter: 4th Quarter 2004	-0.19%
Year-to-date total return as of 9/30/2011 is +1.19%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	7/30/2010	1.28%	3.49%	2.91%
Administrator Class (after taxes on distributions)	7/30/2010	1.28%	3.48%	2.91%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	7/30/2010	1.32%	3.48%	2.96%
Barclays Capital 1 Year Municipal Bond Index (1-2) (reflects no deduction for fees, expenses, or taxes)		1.17%	3.35%	3.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2005 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about certain Funds within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

Investment Objective, Principal Investments and Principal Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

■

what the Fund is trying to achieve;

■

how we intend to invest your money; and

■

what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy for each of the Funds in this Prospectus concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.

Principal Risk Factors

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

California Limited-Term Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Terry J. Goode Adrian Van Poppel
Fund Inception:	11/18/1992
Administrator Class	Ticker: SCTIX	Fund Number: 633

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and California individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ California Municipal Securities Risk ■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

California Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Terry J. Goode Robert Miller Adrian Van Poppel
Fund Inception:	10/6/1988
Administrator Class	Ticker: SGCAX	Fund Number: 632

Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and California individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ California Municipal Securities Risk ■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Colorado Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Terry J. Goode Adrian Van Poppel
Fund Inception:	6/1/1993
Administrator Class	Ticker: NCOTX	Fund Number: 73

Investment Objective

The Fund seeks current income exempt from federal income tax and Colorado individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Colorado individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Colorado Municipal Securities Risk ■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Intermediate Tax/AMT-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	7/31/2001
Administrator Class	Ticker: WFITX	Fund Number: 3718

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT); and

■

up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Minnesota Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Adrian Van Poppel
Fund Inception:	1/12/1998
Administrator Class	Ticker: NWMIX	Fund Number: 63

Investment Objective

The Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Minnesota individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Minnesota Municipal Securities Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	10/23/1986
Administrator Class	Ticker: WMFDX	Fund Number: 3707

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 20% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Short-Term Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	12/31/1991
Administrator Class	Ticker: WSTMX	Fund Number: 3763

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Strategic Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Wendy Casetta Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception	3/21/1985
Administrator Class	Ticker: VMPYX	Fund Number: 4702

Investment Objective

The Fund seeks current income exempt from regular federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT); and

■

up to 35% of the Fund's total assets in below investment-grade municipal securities.

We may also invest:

■

any amount in securities that pay interest subject to federal AMT.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from regular federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest any amount of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Ultra Short-Term Municipal Income Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	11/30/1995
Administrator Class	Ticker: WUSMX	Fund Number: 3764

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on the Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

California Municipal Securities Risk
 Events in California are likely to affect a Fund's investments in California municipal securities. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities. The State of California is experiencing extreme economic, budgetary and financial stress, resulting in weakened economic and revenue performance for the State and its agencies or municipalities and downgrades to the credit ratings of the State's general obligation debt. The economic and financial problems experienced by the State and its local governments could also negatively impact the ability of the issuers to meet their obligations, and the value and liquidity of California municipal securities. In particular, State-level budgetary and cash flow problems may adversely impact the liquidity and values of certain securities in which the Fund invests that have exposure to State-level general obligations.

Colorado Municipal Securities Risk
 Events in Colorado are likely to affect a Fund's investments in Colorado municipal securities. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures Risk
Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Minnesota Municipal Securities Risk
Events in Minnesota are likely to affect a Fund's investments in Minnesota municipal securities. Although Minnesota has a relatively diverse economy, its economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.

Municipal Securities Risk
Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source. Investors can look only to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority. Although a Fund may strive to invest in municipal securities and other securities with interest that is exempt from certain taxes (i.e. federal, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Each Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by each Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable. The ongoing issues facing the national economy are broadly and negatively impacting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities. These factors in turn may increase the likelihood that issuers of securities in which each Fund may invest will be unable to meet their obligations, that the values of securities in which each Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

Non-Diversification Risk
Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

Puerto Rico Municipal Securities Risk
 Events in Puerto Rico are likely to affect a Fund's investments in Puerto Rico municipal securities. The majority of Puerto Rico's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, electricity, education and public construction. Puerto Rico's economy and financial operations parallel the economic cycles of the United States, including its unemployment rate. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Wells Fargo Advantage Funds' Web site at wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at wellsfargo.com/advantagefunds.

Organization and Management of the Funds

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees."

For the Fund's most recent fiscal year end, the advisory fee paid to Funds Management, net of any applicable waivers and reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
California Limited-Term Tax-Free Fund	0.23%
California Tax-Free Fund	0.24%
Colorado Tax-Free Fund	0.23%
Intermediate Tax/AMT Free Fund	0.21%
Minnesota Tax-Free Fund	0.22%
Municipal Bond Fund	0.27%
Short-Term Municipal Bond Fund	0.14%
Strategic Municipal Bond Fund	0.32%
Short-Term Municipal Income Fund	0.21%

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve gains or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as adviser and, for most Wells Fargo Advantage Funds, sub-adviser, as well as administrator and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Sub-Adviser and Portfolio Managers

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Wendy Casetta Minnesota Tax-Free Fund Short-Term Municipal Bond Fund Strategic Municipal Bond Fund Ultra Short-Term Municipal Income Fund

Ms. Casetta is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, which she has managed since 2005, the Short-Term Municipal Bond Fund, which she has managed since 2007, the Minnesota Tax-Free Fund, which she has managed since 2008, and the Strategic Municipal Bond Fund, which she has managed since 2010. Ms. Casetta joined Wells Capital Management in 2005 as a portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin—Oshkosh; M.B.A., Business Administration, University of North Florida.

Lyle J. Fitterer, CFA, CPA Intermediate Tax/AMT-Free Fund Municipal Bond Fund Short-Term Municipal Bond Fund Strategic Municipal Bond Fund Ultra Short-Term Municipal Income Fund

Mr. Fitterer is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, Short-Term Municipal Bond Fund and the Municipal Bond Fund, all of which he has managed since 2000, the Intermediate Tax/AMT-Free Fund, which he has managed since 2001, and the Strategic Municipal Bond Fund, which he has managed since 2010. Mr. Fitterer joined Wells Capital Management in 2005 as the managing director and head of the Municipal Fixed Income Team and the Customized Fixed Income Team. He is also a senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed Income Team at Strong Capital Management for five years. Education: B.S., Accounting, University of North Dakota.

Terry J. Goode California Limited-Term Tax-Free Fund California Tax-Free Fund Colorado Tax-Free Fund

Mr. Goode is jointly responsible for managing the California Limited-Term Tax-Free Fund, California Tax-Free Fund and Colorado Tax-Free Fund, all of which he has managed since 2011. He is a portfolio manager on the Tax-Exempt Fixed Income team at Wells Capital Management. Prior to his role as Portfolio Manager, Mr. Goode was the leader of the Tax-Exempt Research team at Wells Capital Management. Before Mr. Goode joined Wells Capital Management in 2002, he was a director at Standard & Poor's Credit Market Services. He began his investment industry career in 1995 with Wells Fargo Bank. Education: B.A., Economics, University of California; M.B.A., Business Administration with an emphasis in Finance and Investment Strategy, Haas School of Business at the University of California, Berkeley.

Robert J. Miller California Tax-Free Fund Intermediate Tax/AMT-Free Fund Municipal Bond Fund Strategic Municipal Bond Fund

Mr. Miller is jointly responsible for managing the Municipal Bond Fund and the Intermediate Tax/AMT-Free Fund, both of which he has managed since 2008, the Strategic Municipal Bond Fund, which he has managed since 2010, and the California Tax-Free Fund, which he has managed since 2011. Mr. Miller joined the Wells Capital Management Municipal Bond team in May 2008 where he manages both sub-advised mutual funds and separate accounts. Prior to joining Wells Capital Management, Mr. Miller worked for American Century Investments for 10 years where he had direct responsibility for the firm's flagship Tax-Free Bond Fund as well as the firm's Long-Term Bond Fund. He also managed California, Florida and Arizona municipal funds and served as a member of the analytical team while at American Century. Education: B.A., Business Administration with an emphasis in finance, San Jose State University; MBA, New York University Leonard N. Stern School of Business.

Adrian Van Poppel California Limited-Term Tax-Free Fund California Tax-Free Fund Colorado Tax-Free Fund Minnesota Tax-Free Fund

Mr. Van Poppel is jointly responsible for managing the Colorado Tax-Free Fund and the Minnesota Tax-Free Fund, both of which he has managed since 2005. He is also jointly responsible for managing the California Limited-Term Tax-Free Fund and the California Tax-Free Fund, both of which he has managed since 2009. Mr. Van Poppel joined Wells Capital Management in 1997 and currently serves as a portfolio manager, specializing in tax-free mutual funds, as well as separate accounts in Minnesota, Arizona and California. Previously, Mr. Van Poppel was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He is a member of the California Society of Municipal Analysts and the Municipal Bond Club of San Francisco. Education: B.A., Business Administration and Economics as well as a master's degree in financial analysis and investment management, Saint Mary's College (Moraga, California).

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund and Ultra Short-Term Municipal Income Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Compensation to Dealers and Shareholders Servicing Agents

Shareholder Servicing Plan
The Funds have a shareholder servicing plan. Under this plan, the Funds have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services for the Funds' Administrator Class. For these services, the Funds' Administrator Class pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Funds' adviser and distributor expect the Funds to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interest between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Funds' distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargo.com/advantagefunds.

Pricing Fund Shares

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Buy Shares

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

■

Employee benefit plan programs that have at least $10 million in plan assets;

■

Broker-dealer managed account or wrap programs that charge an asset-based fee;

■

Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

■

Internal Revenue Code Section 529 college savings plan accounts;

■

Fund of Funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM);

■

Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

■

Institutions who invest a minimum initial amount of $1 million in a Fund; and

■

Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

Institutions Purchasing Shares Directly	Opening an Account	Adding to an Account
By Telephone or Internet

A new account may not be opened by telephone or internet unless the institution has another Wells Fargo Advantage Fund account. If the institution does not currently have an account, contact your investment representative.

To buy additional shares or to buy
shares in a new Fund:

■

Call Investor Services at
1-800-222-8222 or

■

Call 1-800-368-7550 for the
automated phone system or

■

Visit our Web site at
wellsfargo.com/
advantagefunds

By Wire

■

Complete and sign the Administrator Class account application

■

Call Investor Services at 1-800-222-8222 for faxing instructions

■

Use the following wiring instructions:
State Street Bank & Trust Boston, MA Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds
(Name of Fund, Account Number)
Account Name: Provide your
name as registered on the
Fund account

■ To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

General Notes For Buying Shares

■

Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

■

Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

■

U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

■

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

Special Considerations When Investing Through Financial Intermediaries:
 If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

■

Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

■

Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

■

Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to a Fund and for delivering required payment on a timely basis.

■

Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from a Fund, and for transmitting shareholder voting instructions to a Fund.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

Institutions Selling Shares Directly	To Sell Some or All of Your Shares
By Telephone / Electronic Funds Transfer (EFT)

■

To speak with an investor services representative call 1-800-222-8222 or use the automated phone system at 1-800-368-7550.

■

Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

■

Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

■

Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

By Wire

■

To arrange for a Federal Funds wire, call 1-800-222-8222.

■

Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

■

Redemption proceeds are usually wired to the financial intermediary the following business day.

By Internet	Visit our Web site at wellsfargo.com/advantagefunds.
Through Your Investment Representative	Contact your investment representative.

General Notes for Selling Shares

■

Proper Form. If the transfer agent receives your request to sell shares in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received in proper form after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

■

Earnings Distributions. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

■

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

■

Redemption in Kind. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the Investment Company Act of 1940, and the rules thereunder. The redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received.

■

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts).

■

Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class and Investor Class shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

■

An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

■

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

■

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

■

Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Money market funds;

■

Ultra short funds (includes Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund);

■

Purchases of shares through dividend reinvestments;

■

Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

Because the Ultra Short-Term Municipal Income Fund is often used for short-term investments, it is designed to accomodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Municipal Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Municipal Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Municipal Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Ultra Short-Term Municipal Income Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliates that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Account Policies

Advance Notice of Large Transactions
 We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

■

Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

■

Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund's prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from a Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced,maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2011, 18% for assets held more than 5 years. Due to recent legislation, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a new 3.8% Medicare contribution tax will apply on "net investment income," including interest, dividends, and capital gains.

To the extent a distribution from the Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Additional Expense and Performance Information

This section contains additional information regarding the expenses and performance of the Funds. The sub-section below titled "Additional Expense Information" provides further information regarding a Fund's Annual Fund Operating Expenses. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

Additional Expense Information
Funds Management has contractually committed for a period of time to waive and/or reimburse Fund expenses that exceed a certain specified amount, as set forth in a footnote to each Fund's Annual Fund Operating Expenses table. This contractual expense cap excludes certain expenses that a Fund may incur, such as brokerage commissions, interest, taxes, the expenses of any money market fund or other fund held by a Fund (i.e., acquired fund fees and expenses) and extraordinary expenses. Funds Management will not reimburse a Fund for these types of expenses, even if they cause the Fund's Total Annual Fund Operating Expenses to exceed the amount of the expense cap.

Index Descriptions
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.
Barclays Capital Municipal Bond 1-15 Year Blend Index	The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1-Year Municipal Bond Index	The Barclays Capital 1-Year Municipal Bond Index is the 1-year component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1-5 Year Municipal Bond Index	The Barclays Capital 1-5 Year Municipal Bond Index is the 1-5 Year Blend Component of the Barclays Capital Municipal Bond Index.
Barclays Capital California 1-5 Year Municipal Bond Index	The Barclays Capital California 1-5 Year Municipal Bond Index is the 1-5 Year Blend Component of the Barclays Capital California Municipal Bond Index.
Barclays Capital 3-Year Municipal Bond Index	The Barclays Capital 3-Year Municipal Bond Index is the 3-year component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1- and 3-Year Composite Municipal Bond Index

The Barclays Capital 1- and 3-Year Composite Municipal Bond Index is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index and 50% in the Barclays Capital 3-Year Municipal Bond Index.

Barclays Capital California Municipal Bond Index	The Barclays Capital California Municipal Bond Index is the California component of the Barclays Capital Municipal Bond Index.
Barclays Capital Colorado Municipal Bond Index	The Barclays Capital Colorado Municipal Bond Index is the Colorado component of the Barclays Capital Municipal Bond Index.
Barclays Capital Minnesota Municipal Bond Index	The Barclays Capital Minnesota Municipal Bond Index is the Minnesota component of the Barclays Capital Municipal Bond Index.

Share Class Performance
 The following provides additional information about the performance history of the Funds contained in this prospectus, including information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

■

Intermediate Tax-Free Fund - Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

■

Municipal Bond Fund - Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

■

Short-Term Municipal Bond Fund - Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

■

Strategic Municipal Bond Fund - Historical performance shown for the Administrator class of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen Strategic Municipal Bond Fund.

■

Ultra Short-Term Municipal Income Fund - Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

Financial Highlights

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. On July 12, 2010, the Strategic Municipal Bond Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund (the "Acquired Fund"). The financial highlights for the periods prior to the acquisition are those of the Acquired Fund. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period.The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

California Limited-Term Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.35	$10.13	$10.14	$10.20	$10.18
Income from investment operations
Net investment income (loss)	0.29	0.30	0.41	0.39	0.38
Net realized and unrealized gains (losses) on investments	-0.01	0.23	-0.01	-0.05	0.02
Total from investment operations	0.28	0.53	0.40	0.34	0.40
Distribution to shareholders from
Net investment income	-0.29	-0.31	-0.41	-0.40	-0.38
Total distributions to shareholders	-0.29	-0.31	-0.41	-0.40	-0.38
Net asset value, end of period	$10.34	$10.35	$10.13	$10.14	$10.20
Ratio to average net assets (annualized)
Net investment income (loss)	2.77%	2.91%	4.08%	3.85%	3.74%
Gross expenses	0.79%	0.79%	0.87%	0.91%	0.91%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Total return[2]	2.72%	5.34%	4.03%	3.34%	4.00%
Portfolio turnover rate	54%	34%	64%	69%	80%
Net assets, end of period (000's omitted)	$209,794	$184,246	$60,259	$43,800	$24,600

California Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.71	$10.16	$10.66	$11.04	$11.03
Income from investment operations
Net investment income (loss)	0.48	0.48	0.52	0.51	0.51
Net realized and unrealized gains (losses) on investments	-0.16	0.56	-0.50	-0.35	0.04
Total from investment operations	0.32	1.04	0.02	0.16	0.55
Distribution to shareholders from
Net investment income	-0.48	-0.49	-0.52	-0.51	-0.51
Net realized gains	0.00	0.00	0.00	-0.03	-0.03
Total distributions to shareholders	-0.48	-0.49	-0.52	-0.54	-0.54
Net asset value, end of period	$10.55	$10.71	$10.16	$10.66	$11.04
Ratio to average net assets (annualized)
Net investment income (loss)	4.54%	4.53%	5.10%	4.67%	4.56%
Gross expenses	0.75%	0.78%	0.81%	0.84%	0.85%
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Total return[2]	3.10%	10.35%	0.32%	1.51%	5.06%
Portfolio turnover rate	23%	31%	44%	43%	49%
Net assets, end of period (000's omitted)	$118,170	$172,814	$74,046	$77,702	$50,556

Colorado Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.35	$9.90	$10.32	$10.57	$10.55
Income from investment operations
Net investment income (loss)	0.46	0.43[9]	0.48[9]	0.47[9]	0.48
Net realized and unrealized gains (losses) on investments	-0.20	0.47	-0.42	-0.25	0.02
Total from investment operations	0.26	0.90	0.06	0.22	0.50
Distribution to shareholders from
Net investment income	-0.46	-0.45	-0.47	-0.46	-0.48
Net realized gains	0.00	0.00	-0.01	-0.01	0.00
Total distributions to shareholders	-0.46	-0.45	-0.48	-0.47	-0.48
Net asset value, end of period	$10.15	$10.35	$9.90	$10.32	$10.57
Ratio to average net assets (annualized)
Net investment income (loss)	4.51%	4.21%	4.84%	4.44%	4.46%
Gross expenses	0.83%	0.83%	0.92%	0.94%	0.97%
Net expenses	0.60%	0.60%	0.63%	0.64%	0.67%
Total return[2]	2.59%	9.17%	0.76%	2.10%	4.72%
Portfolio turnover rate	22%	15%	20%	15%	21%
Net assets, end of period (000's omitted)	$39,021	$44,143	$43,746	$45,046	$35,446

Intermediate Tax/AMT-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Administrator Class	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.82	$10.21	$10.53	$10.56
Income from investment operations
Net investment income (loss)	0.37	0.38	0.45	0.11
Net realized and unrealized gains (losses) on investments	0.13	0.62	-0.31	-0.03
Total from investment operations	0.50	1.00	0.14	0.08
Distribution to shareholders from
Net investment income	-0.37	-0.39	-0.45	-0.11
Net realized gains	0.00	0.00	-0.01	0.00
Total distributions to shareholders	-0.37	-0.39	-0.46	-0.11
Net asset value, end of period	$10.95	$10.82	$10.21	$10.53
Ratio to average net assets (annualized)
Net investment income (loss)	3.39%	3.51%	4.40%	4.31%
Gross expenses	0.76%	0.77%	0.78%	0.85%
Net expenses	0.60%	0.60%	0.60%	0.60%
Total return[2]	4.68%	9.85%	1.43%	0.80%
Portfolio turnover rate	52%	61%	92%	98%
Net assets, end of period (000's omitted)	$343,666	$139,551	$13,486	$10,834

Minnesota Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Administrator Class	2011	2010	2009[8]	2008	2007
Net asset value, beginning of period	$10.75	$10.36	$10.56	$10.69	$10.73
Income from investment operations
Net investment income (loss)	0.43[9]	0.45[9]	0.47[9]	0.48[9]	0.48
Net realized and unrealized gains (losses) on investments	-0.05	0.40	-0.19	-0.10	-0.01
Total from investment operations	0.38	0.85	0.28	0.38	0.47
Distribution to shareholders from
Net investment income	-0.43	-0.45	-0.47	-0.48	-0.48
Net realized gains	-0.02	-0.01	-0.01	-0.03	-0.03
Total distributions to shareholders	-0.45	-0.46	-0.48	-0.51	-0.51
Net asset value, end of period	$10.68	$10.75	$10.36	$10.56	$10.69
Ratio to average net assets (annualized)
Net investment income (loss)	4.00%	4.22%	4.57%	4.49%	4.43%
Gross expenses	0.80%	0.82%	0.86%	0.89%	0.89%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Total return[2]	3.65%	8.37%	2.74%	3.67%	4.40%
Portfolio turnover rate	25%	25%	28%	39%	19%
Net assets, end of period (000's omitted)	$106,412	$132,313	$122,749	$111,194	$115,134

Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.50	$8.73	$9.21	$9.50	$9.41
Income from investment operations
Net investment income (loss)	0.40	0.42	0.46	0.44	0.43
Net realized and unrealized gains (losses) on investments	0.06	0.85	-0.48	-0.29	0.11
Total from investment operations	0.46	1.27	-0.02	0.15	0.54
Distribution to shareholders from
Net investment income	-0.41	-0.43	-0.46	-0.44	-0.43
Net realized gains	-0.01	-0.07	0.00	0.00	-0.02
Total distributions to shareholders	-0.42	-0.50	-0.46	-0.44	-0.45
Net asset value, end of period	$9.54	$9.50	$8.73	$9.21	$9.50
Ratio to average net assets (annualized)
Net investment income (loss)	4.26%	4.55%	5.34%	4.71%	4.48%
Gross expenses[3]	0.75%	0.78%	0.81%	0.87%	0.89%
Net expenses[3]	0.62%	0.60%	0.60%	0.56%	0.48%
Total return[2]	4.96%	14.33%	0.00%	1.65%	5.77%
Portfolio turnover rate	69%	84%	152%	144%	107%
Net assets, end of period (000's omitted)	$78,861	$186,661	$157,287	$26,793	$15,926

Short-Term Municipal Bond Fund

For a share outstanding throughout each period.

Year Ended June 30,
Administrator Class	2011[4]
Net asset value, beginning of period	$9.94
Income from investment operations
Net investment income (loss)	0.23
Net realized and unrealized gains (losses) on investments	0.03
Total from investment operations	0.26
Distribution to shareholders from
Net investment income	-0.23
Net realized gains	-0.01
Total distributions to shareholders	-0.24
Net asset value, end of period	$9.96
Ratio to average net assets (annualized)
Net investment income (loss)	2.56%
Gross expenses	0.65%
Net expenses	0.60%
Total return[2]	2.58%
Portfolio turnover rate	75%
Net assets, end of period (000's omitted)	$61,238

Strategic Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended May 31,
Administrator Class	2011[5]	2010[6,7]	2009[6,7]	2008[6,7]	2007[6,7]	2006[6,7]
Net asset value, beginning of period	$8.75	$8.67	$8.59	$8.70	$8.78	$8.75
Income from investment operations
Net investment income (loss)	0.02	0.28	0.27	0.33	0.35	0.34
Net realized and unrealized gains (losses) on investments	0.01	0.08	0.08	-0.10	-0.08	0.02
Total from investment operations	0.03	0.36	0.35	0.23	0.27	0.36
Distribution to shareholders from
Net investment income	-0.02	-0.28	-0.27	-0.34	-0.35	-0.33
Net realized gains	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.02	-0.28	-0.27	-0.34	-0.35	-0.33
Net asset value, end of period	$8.76	$8.75	$8.67	$8.59	$8.70	$8.78
Ratio to average net assets (annualized)
Net investment income (loss)	3.32%	3.23%	3.03%	3.89%	4.01%	3.86%
Gross expenses	0.77%	0.77%	0.75%	0.76%	0.76%	0.75%
Net expenses	0.68%	0.69%	0.75%	0.76%	0.76%	0.75%
Total return[2]	0.39%	4.20%	4.02%	2.80%	3.16%	4.13%
Portfolio turnover rate	12%	130%	40%	53%	59%	55%
Net assets, end of period (000's omitted)	$159,045	$146,149	$151,636	$73,002	$72,118	$48,449

Ultra Short-Term Municipal Income Fund

For a share outstanding throughout each period.

Year Ended June 30,
Administrator Class	2011[4]
Net asset value, beginning of period	$4.81
Income from investment operations
Net investment income (loss)	0.06
Net realized and unrealized gains (losses) on investments	0.01
Total from investment operations	0.07
Distribution to shareholders from
Net investment income	-0.06
Net realized gains	0.00
Total distributions to shareholders	-0.06
Net asset value, end of period	$4.82
Ratio to average net assets (annualized)
Net investment income (loss)	1.42%
Gross expenses	0.67%
Net expenses	0.60%
Total return[2]	1.47%
Portfolio turnover rate	127%
Net assets, end of period (000's omitted)	$266,710
1	Class commenced operations on March 31, 2008.
2	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
3

Ratios include interest and fee expense relating to inverse floating-rate obligations as follows: July 1, 2010 to June 30, 2011 0.02% July 1, 2009 to June 30, 2010 0.03% July 1, 2008 to June 30, 2009 0.06% July 1, 2007 to June 30, 2008 0.07% July 1, 2006 to June 30, 2007 0.14%

4	Class commenced operations on July 30, 2010.
5	For the one month ended June 30, 2011, the Fund changed its fiscal year end from May 31 to June 30, effective June 30, 2011.
6

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Strategic Municipal Bond Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 12, 2010 is that of Evergreen Strategic Municipal Bond Fund.

7	Class I of the predecessor fund become Administrator Class on July 12, 2010.
8	On July 18, 2008, Class Z was converted to Administrator Class.
9	Calculated based upon average shares outstanding.

FOR MORE INFORMATION    More information on a Fund is available free upon request, including the following documents: Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus.
The SAI, which has been filed with the SEC, is
incorporated by reference into this Prospectus and
therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information,
including a discussion of the market conditions
and investment strategies that significantly affected
Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargo.com/advantagefunds From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC's Public Reference Room) or
the SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2011 Wells Fargo Funds Management, LLC. All rights reserved	111MIAM/P1103 (11-11) ICA Reg. No. 811-09253

Wells Fargo Advantage Funds	|	November 1, 2011

Municipal Income Funds

Prospectus

Institutional Class

Intermediate Tax/AMT-Free Fund	Pennsylvania Tax-Free Fund
WITIX	EKVYX
Municipal Bond Fund	Short-Term Municipal Bond Fund
WMBIX	WSBIX
North Carolina Tax-Free Fund	Ultra Short-Term Municipal Income Fund
ENCYX	SMAIX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Intermediate Tax/AMT-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.49%
Fee Waivers	0.07%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.42%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$43
3 Years	$143
5 Years	$260
10 Years	$602

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT). We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Institutional Class

Highest Quarter: 3rd Quarter 2009	+7.07%
Lowest Quarter: 4th Quarter 2008	-4.10%
Year-to-date total return as of 9/30/2011 is +7.21%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	Performance Since 7/31/2001
Institutional Class (before taxes)	3/31/2008	3.67%	4.18%	5.10%
Institutional Class (after taxes on distributions)	3/31/2008	3.67%	4.14%	4.89%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	3/31/2008	3.66%	4.13%	4.81%
Barclays Capital 1-15 Year Municipal Blend Index (reflects no deduction for fees, expenses, or taxes)		2.97%	4.55%	4.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2001 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Institutional Class: $5 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Institutional Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.18%
Total Annual Fund Operating Expenses[1]	0.50%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	0.50%
1.	Total Annual Fund Operating Expenses listed above include 0.02% of interest expense.
2.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.50% for Institutional Class. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$51
3 Years	$160
5 Years	$280
10 Years	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 20% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Institutional Class

Highest Quarter: 3rd Quarter 2009	+9.86%
Lowest Quarter: 4th Quarter 2008	-8.22%
Year-to-date total return as of 9/30/2011 is +8.14%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Institutional Class (before taxes)	3/31/2008	4.03%	4.43%	5.52%
Institutional Class (after taxes on distributions)	3/31/2008	3.89%	4.31%	5.45%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	3/31/2008	4.12%	4.38%	5.37%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Institutional Class: $5 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Institutional Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

North Carolina Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.58%
Fee Waivers	0.04%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.54%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$55
3 Years	$178
5 Years	$316
10 Years	$718

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and North Carolina individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT and up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and North Carolina individual income tax. Our investment holdings may include municipal securities issued by the state of North Carolina and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment-grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A., or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

North Carolina Municipal Securities Risk. Events in North Carolina are likely to affect a Fund's investments in North Carolina municipal securities. Although North Carolina has a relatively diverse economy, its economy relies significantly on agriculture, finance, technology, research and the manufacturing of textiles, paper and electrical equipment. Adverse conditions affecting any of these areas could have a disproportionate impact on North Carolina municipal securities.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Institutional Class

Highest Quarter: 3rd Quarter 2009	+6.61%
Lowest Quarter: 4th Quarter 2010	-4.50%
Year-to-date total return as of 9/30/2011 is +7.47%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Institutional Class (before taxes)	2/28/1994	2.19%	2.75%	3.79%
Institutional Class (after taxes on distributions)		2.18%	2.74%	3.65%
Institutional Class (after taxes on distributions and the sale of Fund Shares)		2.91%	2.96%	3.75%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital N. Carolina Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.92%	4.46%	5.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Investment Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Robert Miller, Portfolio Manager / 2009 Bruce R. Johns, Portfolio Manager / 2011

Transaction Policies

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Institutional Class: $5 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Institutional Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Pennsylvania Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.55%
Fee Waivers	0.06%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.49%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$50
3 Years	$164
5 Years	$295
10 Years	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Pennsylvania individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT and up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Pennsylvania individual income tax. Our investment holdings may include municipal securities issued by the Commonwealth of Pennsylvania and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer.

Pennsylvania Municipal Securities Risk. Events in Pennsylvania are likely to affect a Fund's investments in Pennsylvania municipal securities. Although Pennsylvania has a relatively diverse economy, its economy relies significantly on the service sector, including trade, medical, health services, education and financial institutions, and agricultural industries. Adverse conditions affecting any of these areas could have a disproportionate impact on Pennsylvania municipal securities.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Institutional Class

Highest Quarter: 3rd Quarter 2009	+9.24%
Lowest Quarter: 4th Quarter 2008	-4.83%
Year-to-date total return as of 9/30/2011 is +8.43%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Institutional Class (before taxes)	11/24/1997	2.89%	3.34%	4.18%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%
Barclays Capital Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.21%	4.29%	4.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Managers, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Bruce R. Johns, Portfolio Manager / 2011 Robert Miller, Portfolio Manager / 2009

Transaction Policies

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Institutional Class: $5 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Institutional Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Short-Term Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.31%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.46%
Fee Waivers	0.06%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.40%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$41
3 Years	$135
5 Years	$245
10 Years	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Institutional Class

Highest Quarter: 1st Quarter 2009	+3.34%
Lowest Quarter: 4th Quarter 2008	-2.01%
Year-to-date total return as of 9/30/2011 is +3.03%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Institutional Class (before taxes)	3/31/2008	2.85%	3.94%	3.98%
Institutional Class (after taxes on distributions)	3/31/2008	2.83%	3.92%	3.97%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	3/31/2008	2.80%	3.89%	3.94%
Barclays Capital Composite 1- and 3- Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.49%	3.79%	3.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2007 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Institutional Class: $5 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Institutional Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Ultra Short-Term Municipal Income Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.28%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.43%
Fee Waivers	0.06%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.37%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$38
3 Years	$132
5 Years	$235
10 Years	$536

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Institutional Class

Highest Quarter: 1st Quarter 2009	+2.43%
Lowest Quarter: 4th Quarter 2004	-0.14%
Year-to-date total return as of 9/30/2011 is +1.42%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Institutional Class (before taxes)	7/31/2000	1.51%	3.70%	3.12%
Institutional Class (after taxes on distributions)	7/31/2000	1.51%	3.69%	3.11%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	7/31/2000	1.51%	3.67%	3.14%
Barclays Capital 1 Year Municipal Bond Index (1-2) (reflects no deduction for fees, expenses, or taxes)		1.17%	3.35%	3.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2005 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Institutional Class: $5 million (certain eligible investors may not be subject to a minimum initial investment)

Minimum Additional Investment
Institutional Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your investment representative.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about certain Funds within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

Investment Objective, Principal Investments and Principal Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

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what the Fund is trying to achieve;

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how we intend to invest your money; and

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what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy for each of the Funds in this Prospectus concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.

Principal Risk Factors

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

Intermediate Tax/AMT-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	7/31/2001
Institutional Class	Ticker: WITIX	Fund Number: 3158

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

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at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT); and

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up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	10/23/1986
Institutional Class	Ticker: WMBIX	Fund Number: 3160

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

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up to 20% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

North Carolina Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Robert Miller Bruce R. Johns
Fund Inception:	1/11/1993
Institutional Class	Ticker: ENCYX	Fund Number: 780

Investment Objective

The Fund seeks current income exempt from federal income tax and North Carolina individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and North Carolina individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

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up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and North Carolina individual income tax. Our investment holdings may include municipal securities issued by the state of North Carolina and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment-grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 years and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ North Carolina Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Pennsylvania Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers	Bruce R. Johns Robert Miller
Fund Inception:	12/27/1990
Institutional Class	Ticker: EKVYX	Fund Number: 216

Investment Objective

The Fund seeks current income exempt from federal income tax and Pennsylvania individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Pennsylvania individual income tax;

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up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

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up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Pennsylvania individual income tax. Our investment holdings may include municipal securities issued by the Commonwealth of Pennsylvania and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Non-Diversification Risk ■ Pennsylvania Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Short-Term Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	12/31/1991
Institutional Class	Ticker: WSBIX	Fund Number: 3161

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Ultra Short-Term Municipal Income Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	11/30/1995
Institutional Class	Ticker: SMAIX	Fund Number: 3107

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on the Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures Risk
Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Municipal Securities Risk
Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source. Investors can look only to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority. Although a Fund may strive to invest in municipal securities and other securities with interest that is exempt from certain taxes (i.e. federal, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Each Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by each Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable. The ongoing issues facing the national economy are broadly and negatively impacting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities. These factors in turn may increase the likelihood that issuers of securities in which each Fund may invest will be unable to meet their obligations, that the values of securities in which each Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Wells Fargo Advantage Funds' Web site at wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at wellsfargo.com/advantagefunds.

Organization and Management of the Funds

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees."

For the Fund's most recent fiscal year end, the advisory fee paid to Funds Management, net of any applicable waivers and reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
Intermediate Tax/AMT Free Fund	0.21%
Municipal Bond Fund	0.27%
North Carolina Tax-Free Fund	0.30%
Pennsylvania Tax-Free Fund	0.28%
Short-Term Municipal Bond Fund	0.14%
Ultra Short-Term Municipal Income Fund	0.21%

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve gains or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as adviser and, for most Wells Fargo Advantage Funds, sub-adviser, as well as administrator and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Sub-Adviser and Portfolio Managers

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Wendy Casetta Short-Term Municipal Bond Fund Ultra Short-Term Municipal Income Fund

Ms. Casetta is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, which she has managed since 2005, and the Short-Term Municipal Bond Fund, which she has managed since 2007. Ms. Casetta joined Wells Capital Management in 2005 as a portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin—Oshkosh; M.B.A., Business Administration, University of North Florida.

Lyle J. Fitterer, CFA, CPA Intermediate Tax/AMT-Free Fund Municipal Bond Fund Short-Term Municipal Bond Fund Ultra Short-Term Municipal Income Fund

Mr. Fitterer is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, Short-Term Municipal Bond Fund and the Municipal Bond Fund, all of which he has managed since 2000 and the Intermediate Tax/AMT-Free Fund, which he has managed since 2001. Mr. Fitterer joined Wells Capital Management in 2005 as the managing director and head of the Municipal Fixed Income Team and the Customized Fixed Income Team. He is also a senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed Income Team at Strong Capital Management for five years. Education: B.S., Accounting, University of North Dakota.

Bruce R. Johns North Carolina Tax-Free Fund Pennsylvania Tax-Free Fund

Mr. Johns is jointly responsible for managing the North Carolina Tax-Free Fund and the Pennsylvania Tax-Free Fund, both of which he has managed since 2011. He is a senior research analyst and portfolio manager for the Tax-Exempt Fixed Income team at Wells Capital Management. He joined Wells Capital Management from Strong Capital Management where he was a senior research analyst. Prior to taking on the role of research analyst, he worked in fixed income settlements at Strong where his area of responsibility included all fixed income operations. Bruce began his investment industry career in 1998 as a mutual fund and brokerage agent with Strong Financial Services. Education: B.S., Business and Finance, University of Wisconsin, Parkside.

Robert J. Miller Intermediate Tax/AMT-Free Fund Municipal Bond Fund North Carolina Tax-Free Fund Pennsylvania Tax-Free Fund

Mr. Miller is jointly responsible for managing the Municipal Bond Fund and the Intermediate Tax/AMT-Free Fund, which he has managed since 2008, and the North Carolina Tax-Free Fund and the Pennsylvania Tax-Free Fund, which he has managed since 2009. Mr. Miller joined the Wells Capital Management Municipal Bond team in May 2008 where he manages both sub-advised mutual funds and separate accounts. Prior to joining Wells Capital Management, Mr. Miller worked for American Century Investments for 10 years where he had direct responsibility for the firm's flagship Tax-Free Bond Fund as well as the firm's Long-Term Bond Fund. He also managed California, Florida and Arizona municipal funds and served as a member of the analytical team while at American Century. Education: B.A., Business Administration with an emphasis in finance, San Jose State University; MBA, New York University Leonard N. Stern School of Business.

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund and Ultra Short-Term Municipal Income Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Compensation to Dealers and Shareholders Servicing Agents

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Funds' adviser and distributor expect the Funds to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interest between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Funds' distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargo.com/advantagefunds.

Pricing Fund Shares

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Buy Shares

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

■

Employee benefit plan programs that have at least $100 million in plan assets;

■

Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

■

Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

■

Internal Revenue Code Section 529 college savings plan accounts;

■

Fund of Funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM);

■

Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

■

Institutions who invest a minimum initial amount of $5 million in a Fund; and

■

Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

Institutions Purchasing Shares Directly	Opening an Account	Adding to an Account
By Telephone or Internet

A new account may not be opened by telephone or internet unless the institution has another Wells Fargo Advantage Fund account. If the institution does not currently have an account, contact your investment representative.

To buy additional shares or to buy
shares in a new Fund:

■

Call Investor Services at
1-800-222-8222 or

■

Call 1-800-368-7550 for the
automated phone system or

■

Visit our Web site at
wellsfargo.com/
advantagefunds

By Wire

■

Complete and sign the Institutional Class
account application.

■

Call Investor Services at 1-800-222-8222 for
faxing instructions.

■

Use the following wiring instructions:
State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds
(Name of Fund, Account Number)
Account Name: Provide your
name as registered on the
Fund account.

■ To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

General Notes for Buying Shares

■

Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

■

Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

■

U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

■

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

Special Considerations When Investing Through Financial Intermediaries:
 If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

■

Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

■

Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

■

Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

■

Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

Institutions Selling Shares Directly	To Sell Some or All of Your Shares
By Telephone / Electronic Funds Transfer (EFT)

■

To speak with an investor services representative call 1-800-222-8222 or use the automated phone system at 1-800-368-7550.

■

Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

■

Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

■

Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

By Wire

■

To arrange for a Federal Funds wire, call 1-800-222-8222.

■

Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

■

Redemption proceeds are usually wired to the financial intermediary the following business day.

By Internet	Visit our Web site at wellsfargo.com/advantagefunds.
Through Your Investment Representative	Contact your investment representative.

General Notes for Selling Shares

■

Proper Form. If the transfer agent receives your request to sell shares in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received in proper form after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

■

Earnings Distributions. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

■

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through Electronic Funds Transfer, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

■

Redemption in Kind. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the Investment Company Act of 1940, and the rules thereunder. The redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received.

■

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts).

■

Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class and Investor Class shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

■

An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

■

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

■

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

■

Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Money market funds;

■

Ultra short funds (includes Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund);

■

Purchases of shares through dividend reinvestments;

■

Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

Because the Ultra Short-Term Municipal Income Fund is often used for short-term investments, it is designed to accomodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Municipal Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Municipal Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Municipal Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Ultra Short-Term Municipal Income Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliates that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Account Policies

Advance Notice of Large Transactions
 We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

■

Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

■

Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund's prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning.You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from the Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. For the state-specific Funds, it is intended that distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to that particular state's individual income taxes if the Fund primarily invests in such securities. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2011, 18% for assets held more than 5 years. Due to recent legislation, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a new 3.8% Medicare contribution tax will apply on "net investment income," including interest, dividends, and capital gains.

To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Additional Expense and Performance Information

This section contains additional information regarding the expenses and performance of the Funds. The sub-section below titled "Additional Expense Information" provides further information regarding a Fund's Annual Fund Operating Expenses. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

Additional Expense Information
Funds Management has contractually committed for a period of time to waive and/or reimburse Fund expenses that exceed a certain specified amount, as set forth in a footnote to each Fund's Annual Fund Operating Expenses table. This contractual expense cap excludes certain expenses that a Fund may incur, such as brokerage commissions, interest, taxes, the expenses of any money market fund or other fund held by a Fund (i.e., acquired fund fees and expenses) and extraordinary expenses. Funds Management will not reimburse a Fund for these types of expenses, even if they cause the Fund's Total Annual Fund Operating Expenses to exceed the amount of the expense cap.

Index Descriptions
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.
Barclays Capital Municipal Bond 1-15 Year Blend Index	The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1-Year Municipal Bond Index	The Barclays Capital 1-Year Municipal Bond Index is the 1-year component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1- and 3-Year Composite Municipal Bond Index

The Barclays Capital 1- and 3-Year Composite Municipal Bond Index is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index and 50% in the Barclays Capital 3-Year Municipal Bond Index.

Barclays Capital North Carolina Municipal Bond Index	The Barclays Capital North Carolina Municipal Bond Index is the North Carolina component of the Barclays Capital Municipal Bond Index.
Barclays Capital Pennsylvania Municipal Bond Index	The Barclays Capital Pennsylvania Municipal Bond Index is the Pennsylvania component of the Barclays Capital Municipal Bond Index.

Share Class Performance
 The following provides additional information about the performance history of the Funds contained in this prospectus, including information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

■

Intermediate Tax/AMT-Free Fund - Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

■

Municipal Bond Fund - Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

■

North Carolina Tax-Free Fund - Historical performance shown for the Institutional Class of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen North Carolina Municipal Bond Fund.

■

Pennsylvania Tax-Free Fund - Historical performance shown for the Institutional Class of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen Pennsylvania Municipal Bond Fund.

■

Short-Term Municipal Bond Fund - Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

Financial Highlights

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. On July 12, 2010, the Pennsylvania Tax-Free Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund and the North Carolina Tax-Free Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund (the "Acquired Funds"). The financial highlights for the periods prior to the acquisition are those of the Acquired Funds. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

Intermediate Tax/AMT-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Institutional Class	2011	2010	2009	2008[1]
Net asset value, beginning of period	$10.82	$10.22	$10.53	$10.56
Income from investment operations
Net investment income (loss)	0.39	0.39	0.47	0.12
Net realized and unrealized gains (losses) on investments	0.14	0.61	-0.30	-0.02
Total from investment operations	0.53	1.00	0.17	0.10
Distribution to shareholders from
Net investment income	-0.39	-0.40	-0.47	-0.12
Net realized gains	0.00	0.00	-0.01	0.00
Total distributions to shareholders	-0.39	-0.40	-0.48	-0.12
Net asset value, end of period	$10.96	$10.82	$10.22	$10.54
Ratio to average net assets (annualized)
Net investment income (loss)	3.55%	3.69%	4.48%	4.46%
Gross expenses	0.49%	0.51%	0.56%	0.58%
Net expenses	0.42%	0.42%	0.42%	0.44%
Total return[3]	4.86%	10.05%	1.62%	0.87%
Portfolio turnover rate	52%	61%	92%	98%
Net assets, end of period (000's omitted)	$129,033	$109,593	$6,347	$10

Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Institutional Class	2011	2010	2009	2008[1]
Net asset value, beginning of period	$9.51	$8.73	$9.21	$9.19
Income from investment operations
Net investment income (loss)	0.42	0.41	0.47	0.11
Net realized and unrealized gains (losses) on investments	0.04	0.88	-0.48	0.02
Total from investment operations	0.46	1.29	-0.01	0.13
Distribution to shareholders from
Net investment income	-0.42	-0.44	-0.47	-0.11
Net realized gains	-0.01	-0.07	0.00	0.00
Total distributions to shareholders	-0.43	-0.51	-0.47	-0.11
Net asset value, end of period	$9.54	$9.51	$8.73	$9.21
Ratio to average net assets (annualized)
Net investment income (loss)	4.46%	4.42%	5.50%	5.02%
Gross expenses[2]	0.50%	0.50%	0.51%	0.56%
Net expenses[2]	0.49%	0.50%	0.42%	0.44%
Total return[3]	4.99%	14.73%	0.17%	1.45%
Portfolio turnover rate	69%	84%	152%	144%
Net assets, end of period (000's omitted)	$427,525	$2,809	$10	$10

North Carolina Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ende August 31,
Institutional Class	2011[4]	2010[5]	2009[5]	2008[5]	2007[5]	2006[5]
Net asset value, beginning of period	$10.12	$9.64	$9.80	$10.00	$10.30	$10.44
Income from investment operations
Net investment income (loss)	0.32	0.42[5]	0.42	0.41	0.41	0.41
Net realized and unrealized gains (losses) on investments	-0.41	0.49	-0.16	-0.20	-0.30	-0.13
Total from investment operations	-0.09	0.91	0.26	0.21	0.11	0.28
Distribution to shareholders from
Net investment income	-0.32	-0.43	-0.42	-0.41	-0.41	-0.41
Net realized gains	0.00	0.00	0.00	0.00	0.00	-0.01
Total distributions to shareholders	-0.32	-0.43	-0.42	-0.41	-0.41	-0.42
Net asset value, end of period	$9.71	$10.12	$9.64	$9.80	$10.00	$10.30
Ratio to average net assets (annualized)
Net investment income (loss)	4.02%	4.29%	4.47%	4.12%	3.96%	4.03%
Gross expenses	0.58%	0.64%	0.62%	0.64%[6]	0.68%[6]	0.61%[6]
Net expenses	0.54%	0.63%	0.62%	0.64%[6]	0.68%[6]	0.61%[6]
Total return[3]	-0.79%	9.66%	2.89%	2.15%	0.92%	2.85%
Portfolio turnover rate	44%	63%	48%	78%	72%	83%
Net assets, end of period (000's omitted)	$107,972	$150,184	$153,115	$275,112	$444,672	$555,403

Pennsylvania Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,			Year Ended March 31,
Institutional Class[7]	2011[8]	2010[9]	2009[9]	2008[9]	2007[9]	2006[9]
Net asset value, beginning of period	$10.63	$10.90	$9.95	$10.84	$11.31	$11.25
Income from investment operations
Net investment income (loss)	0.11	0.46	0.49	0.51	0.50	0.49
Net realized and unrealized gains (losses) on investments	0.30	-0.27	0.95	-0.89	-0.47	0.07
Total from investment operations	0.41	0.19	1.44	-0.38	0.03	0.56
Distribution to shareholders from
Net investment income	-0.11	-0.46	-0.49	-0.51	-0.50	-0.50
Total distributions to shareholders	-0.11	-0.46	-0.49	-0.51	-0.50	-0.50
Net asset value, end of period	$10.93	$10.63	$10.90	$9.95	$10.84	$11.31
Ratio to average net assets (annualized)
Net investment income (loss)	4.22%	4.23%	4.61%	4.88%	4.51%	4.38%
Gross expenses	0.55%[6]	0.54%[6]	0.51%	0.47%[10]	0.45%[10]	0.49%[10]
Net expenses	0.49%[6]	0.50%[6]	0.51%	0.47%[10]	0.45%[10]	0.49%[10]
Total return[3]	3.91%	1.82%	14.69%	-3.55%	0.29%	5.04%
Portfolio turnover rate	10%	46%	45%	35%	21%	33%
Net assets, end of period (000's omitted)	$212,341	$221,498	$290,586	$332,597	$555,535	$730,018

Short-Term Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Institutional Class	2011	2010	2009	2008
Net asset value, beginning of period	$9.90	$9.66	$9.68	$9.72
Income from investment operations
Net investment income (loss)	0.27	0.29	0.41	0.10
Net realized and unrealized gains (losses) on investments	0.07	0.24	-0.02	-0.04
Total from investment operations	0.34	0.53	0.39	0.06
Distribution to shareholders from
Net investment income	-0.27	-0.29	-0.41	-0.10
Net realized gains	-0.01	0.00	0.00	0.00
Total distributions to shareholders	-0.28	-0.29	-0.41	-0.10
Net asset value, end of period	$9.96	$9.90	$9.66	$9.68
Ratio to average net assets (annualized)
Net investment income (loss)	2.70%	2.76%	4.15%	4.35%
Gross expenses	0.46%	0.46%	0.55%	0.54%
Net expenses	0.40%	0.39%	0.40%	0.41%
Total return[3]	3.41%	5.58%	4.21%	0.66%
Portfolio turnover rate	75%	78%	101%	94%
Net assets, end of period (000's omitted)	$703,955	$359,155	$6,123	$10

Ultra Short-Term Municipal Income Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Institutional Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$4.81	$4.78	$4.75	$4.76	$4.76
Income from investment operations
Net investment income (loss)	0.08	0.09	0.22	0.22	0.19
Net realized and unrealized gains (losses) on investments	0.01	0.03	0.03	-0.01	0.00
Total from investment operations	0.09	0.12	0.25	0.21	0.19
Distribution to shareholders from
Net investment income	-0.08	-0.09	-0.22	-0.22	-0.19
Net realized gains	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.08	-0.09	-0.22	-0.22	-0.19
Net asset value, end of period	$4.82	$4.81	$4.78	$4.75	$4.76
Ratio to average net assets (annualized)
Net investment income (loss)	1.60%	1.67%	4.28%	4.57%	3.87%
Gross expenses	0.43%	0.43%	0.50%	0.61%	0.61%
Net expenses	0.37%	0.37%	0.37%	0.37%	0.37%
Total return[3]	1.82%	2.48%	5.32%	4.47%	3.95%
Portfolio turnover rate	127%	120%	186%	191%	123%
Net assets, end of period (000's omitted)	$2,423,330	$1,860,538	$542,964	$95,113	$80,326
1	Class commenced operations on March 31, 2008.
2

Ratios include interest and fee expense relating to inverse floating-rate obligations as follows: July 1, 2010 to June 30, 2011 0.02% July 1, 2009 to June 30, 2010 0.03% July 1, 2008 to June 30, 2009 0.06% July 1, 2007 to June 30, 2008 0.07% July 1, 2006 to June 30, 2007 0.14%

3	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
4	For the ten months ended June 30, 2011. The Fund changed its fiscal year end from August 31 to June 30, effective June 30, 2011.
5

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen North Carolina Municipal Bond Fund which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen North Carolina Municipal Bond Fund.

6

Ratios include interest and fee expense relating to inverse floating-rate obligations as follows: September 1, 2007 to August 31, 2008 0.05% September 1, 2006 to August 31, 2007 0.09% September 1, 2005 to August 31, 2006 0.03%

7	Class I shares of the predecessor fund became Institutional Class shares on July 12, 2010.
8	For the three months ended June 30, 2011. The Fund changed its fiscal year end from March 31 to June 30, effective June 30, 2011.
9

After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Pennsylvania Municipal Bond Fund which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 12, 2010 are those of Evergreen Pennsylvania Municipal Bond Fund.

10

Ratios include interest and fee expense relating to inverse floating-rate obligations as follows: April 1, 2011 to June 30, 20115 0.01% April 1, 2010 to March 31, 2011 0.01% April 1, 2008 to March 31, 2009 0.01% April 1, 2007 to March 31, 2008 0.03% April 1, 2006 to March 31, 2007 0.08%

FOR MORE INFORMATION    More information on a Fund is available free upon request, including the following documents: Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus.
The SAI, which has been filed with the SEC, is
incorporated by reference into this Prospectus and
therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information,
including a discussion of the market conditions
and investment strategies that significantly affected
Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargo.com/advantagefunds From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC's Public Reference Room) or
the SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2011 Wells Fargo Funds Management, LLC. All rights reserved	111MIIT/P1104 (11-11) ICA Reg. No. 811-09253
Wells Fargo Advantage Funds	|	November 1, 2011

Municipal Income Funds

Prospectus

Investor Class

Intermediate Tax/AMT-Free Fund
SIMBX
Municipal Bond Fund
SXFIX
Short-Term Municipal Bond Fund
STSMX
Ultra Short-Term Municipal Income Fund
SMUAX
Wisconsin Tax-Free Fund
SWFRX

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Intermediate Tax/AMT-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.52%
Total Annual Fund Operating Expenses[1]	0.85%
Fee Waivers	0.12%
Total Annual Fund Operating Expenses After Fee Waiver[2]	0.73%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$75
3 Years	$247
5 Years	$447
10 Years	$1,026

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT). We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Investor Class

Highest Quarter: 3rd Quarter 2009	+7.09%
Lowest Quarter: 4th Quarter 2008	-4.28%
Year-to-date total return as of 9/30/2011 is +6.87%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	Performance Since 7/31/2001
Investor Class (before taxes)	7/31/2001	3.34%	3.97%	5.00%
Investor Class (after taxes on distributions)	7/31/2001	3.34%	3.94%	4.79%
Investor Class (after taxes on distributions and the sale of Fund Shares)	7/31/2001	3.33%	3.92%	4.71%
Barclays Capital 1-15 Year Municipal Blend Index (reflects no deduction for fees, expenses, or taxes)		2.97%	4.55%	4.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2001 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Investor Class: $2,500 Minimum Additional Investment Investor Class: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.32%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.54%
Total Annual Fund Operating Expenses[1]	0.86%
Fee Waivers	0.06%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	0.80%
1.	Total Annual Fund Operating Expenses listed above include 0.02% of interest expense.
2.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 0.78% for Investor Class. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$82
3 Years	$262
5 Years	$465
10 Years	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 20% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Investor Class

Highest Quarter: 3rd Quarter 2009	+9.75%
Lowest Quarter: 4th Quarter 2008	-8.41%
Year-to-date total return as of 9/30/2011 is +7.90%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Investor Class (before taxes)	10/23/1986	3.60%	4.23%	5.42%
Investor Class (after taxes on distributions)	10/23/1986	3.47%	4.12%	5.36%
Investor Class (after taxes on distributions and the sale of Fund Shares)	10/23/1986	3.73%	4.18%	5.28%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000 Robert J. Miller, Portfolio Manager / 2008

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Investor Class: $2,500 Minimum Additional Investment Investor Class: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Short-Term Municipal Bond Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.31%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.82%
Fee Waivers	0.19%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.63%
1.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$64
3 Years	$223
5 Years	$417
10 Years	$977

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We also invest up to 15% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Investor Class

Highest Quarter: 1st Quarter 2009	+3.32%
Lowest Quarter: 4th Quarter 2008	-1.98%
Year-to-date total return as of 9/30/2011 is +2.86%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Investor Class (before taxes)	12/31/1991	2.60%	3.78%	3.90%
Investor Class (after taxes on distributions)	12/31/1991	2.57%	3.76%	3.89%
Investor Class (after taxes on distributions and the sale of Fund Shares)	12/31/1991	2.54%	3.73%	3.86%
Barclays Capital Composite 1- and 3- Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		1.49%	3.79%	3.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2007 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Investor Class: $2,500 Minimum Additional Investment Investor Class: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Ultra Short-Term Municipal Income Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.28%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	0.79%
Fee Waivers	0.09%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.70%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$72
3 Years	$243
5 Years	$430
10 Years	$970

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, but not necessarily federal alternative minimum tax (AMT). We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Investor Class

Highest Quarter: 1st Quarter 2009	+2.13%
Lowest Quarter: 1st Quarter 2004	-0.12%
Year-to-date total return as of 9/30/2011 is +1.38%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	10 Year
Investor Class (before taxes)	11/30/1995	1.16%	3.34%	2.77%
Investor Class (after taxes on distributions)	11/30/1995	1.16%	3.33%	2.76%
Investor Class (after taxes on distributions and the sale of Fund Shares)	11/30/1995	1.16%	3.31%	2.79%
Barclays Capital 1 Year Municipal Bond Index (1-2) (reflects no deduction for fees, expenses, or taxes)		1.17%	3.35%	3.06%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Wendy Casetta, Portfolio Manager / 2005 Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2000

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Investor Class: $2,500 Minimum Additional Investment Investor Class: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Wisconsin Tax-Free Fund Summary

Investment Objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	0.95%
Fee Waivers	0.22%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.73%
1.	The Adviser has committed through October 31, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$75
3 Years	$281
5 Years	$504
10 Years	$1,146

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from regular federal income tax, including federal alternative minimum tax (AMT), and Wisconsin individual income tax. We invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We also invest up to 10% of the Fund's total assets in below investment-grade municipal securities.

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisconsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. The Fund may invest in debt obligations issued by Puerto Rico. As part of our investment strategy, we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default or of not returning principal and tend to be more volatile than higher-rated securities of similar maturity.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. Tax authorities are paying increased attention as to whether interest on municipal obligations is tax exempt, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. The ongoing issues facing the national economy are negatively impacting the economic performance of many issuers of municipal securities, and may increase the likelihood that issuers of securities in which the Fund may invest may be unable to meet their obligations.

Puerto Rico Municipal Securities Risk. Puerto Rico's economy and financial operations parallel the economic cycles of the United States, including its unemployement rate. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Wisconsin Municipal Securities Risk. Wisconsin's economy relies significantly on its dairy products, motor vehicles, paper products, meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargo.com/advantagefunds.

Calendar Year Total Returns as of 12/31 each year
Investor Class

Highest Quarter: 3rd Quarter 2002	+4.69%
Lowest Quarter: 4th Quarter 2010	-2.32%
Year-to-date total return as of 9/30/2011 is +6.07%

Average Annual Total Returns for the periods ended 12/31/2010
	Inception Date of Share Class	1 Year	5 Year	Performance Since 4/6/2001
Investor Class (before taxes)	4/6/2001	2.60%	3.78%	4.83%
Investor Class (after taxes on distributions)	4/6/2001	2.60%	3.67%	4.72%
Investor Class (after taxes on distributions and the sale of Fund Shares)	4/6/2001	2.75%	3.67%	4.66%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.38%	4.09%	4.74%
Barclays Capital Wisconsin Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		2.72%	4.77%	4.74%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Lyle J. Fitterer, CFA, CPA, Portfolio Manager / 2001 Thomas Stoeckmann, Portfolio Manager / 2005

Transaction Policies

Buying Fund Shares	To Place Orders or Redeem Shares
Minimum Initial Investment Investor Class: $2,500 Minimum Additional Investment Investor Class: $100	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargo.com/advantagefunds Phone or Wire: 1-800-222-8222 Contact your financial professional.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

The Fund's distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal AMT. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You should consult your tax adviser about your specific situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Key Fund Information

This Prospectus contains information about certain Funds within the Wells Fargo Advantage Funds® family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

Investment Objective, Principal Investments and Principal Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

■

what the Fund is trying to achieve;

■

how we intend to invest your money; and

■

what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investment policies and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy for each of the Funds in this Prospectus concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.

Principal Risk Factors

This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

Intermediate Tax/AMT-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	7/31/2001
Investor Class	Ticker: SIMBX	Fund Number: 3269

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT); and

■

up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Fund Inception:	10/23/1986
Investor Class	Ticker: SXFIX	Fund Number: 3215

Investment Objective

The Fund seeks current income exempt from federal income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 20% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach,we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Short-Term Municipal Bond Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	12/31/1991
Investor Class	Ticker: STSMX	Fund Number: 3220

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 15% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include,among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Ultra Short-Term Municipal Income Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Fund Inception:	11/30/1995
Investor Class	Ticker: SMUAX	Fund Number: 3230

Investment Objective

The Fund seeks current income exempt from federal income tax consistent with capital preservation.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT);

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Wisconsin Tax-Free Fund

Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Manager	Lyle J. Fitterer, CFA, CPA Thomas Stoeckmann
Fund Inception:	4/6/2001
Investor Class	Ticker: SWFRX	Fund Number: 3267

Investment Objective

The Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

The Fund's Board of Trustees can change this investment objective without a shareholder vote.

Principal Investments

Under normal circumstances, we invest:

■

at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and Wisconsin individual income tax;

■

up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

■

up to 10% of the Fund's total assets in below investment-grade municipal securities.

Principal Investment Strategies

We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisconsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. The Fund may invest in debt obligations issued by Puerto Rico. As part of our investment strategy, we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 5 and 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Principal Risk Factors

The Fund is primarily subject to the risks mentioned below.

■ Counter-Party Risk ■ Debt Securities Risk ■ Derivatives Risk ■ Futures Risk ■ High Yield Securities Risk ■ Leverage Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Municipal Securities Risk ■ Puerto Rico Municipal Securities Risk ■ Regulatory Risk ■ Wisconsin Municipal Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

Description of Principal Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on the Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

Counter-Party Risk
When a Fund enters into an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. For example, in a repurchase agreement, there exists the risk that where the Fund buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the seller will not repurchase the security. Similarly, the Fund is exposed to counter-party risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Debt Securities Risk
Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer or credit support provider of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or credit support provider or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

Derivatives Risk
The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions (e.g., over-the-counter swaps) are subject to counterparty risk.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

Futures Risk
Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

High Yield Securities Risk
High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

Leverage Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Certain derivatives may also create leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk
A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk
We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services promise to make good on any such losses.

Market Risk
The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets, such as labor shortages or increased production costs and competitive conditions within an industry. A security may decline in value or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value or become illiquid simultaneously. Equity securities generally have greater price volatility than debt securities.

Municipal Securities Risk
Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source. Investors can look only to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority. Although a Fund may strive to invest in municipal securities and other securities with interest that is exempt from certain taxes (i.e. federal, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Each Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by each Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable. The ongoing issues facing the national economy are broadly and negatively impacting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities. These factors in turn may increase the likelihood that issuers of securities in which each Fund may invest will be unable to meet their obligations, that the values of securities in which each Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

Puerto Rico Municipal Securities Risk
 Events in Puerto Rico are likely to affect a Fund's investments in Puerto Rico municipal securities. The majority of Puerto Rico's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, electricity, education and public construction. Puerto Rico's economy and financial operations parallel the economic cycles of the United States, including its unemployment rate. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities.

Regulatory Risk
Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Wisconsin Municipal Securities Risk
 The Wisconsin economy relies significantly on its dairy products, motor vehicles, paper products, meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities.

Portfolio Holdings Information

A description of the Wells Fargo Advantage Funds' policies and procedures with respect to disclosure of the Wells Fargo Advantage Funds' portfolio holdings is available in the Funds' Statement of Additional Information and on the Wells Fargo Advantage Funds' Web site at wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in periodic commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at wellsfargo.com/advantagefunds.

Organization and Management of the Funds

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' advisers, which generally may be changed only with shareholder approval, other service providers may be changed by the Board without shareholder approval.

The Adviser

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees."

For the Fund's most recent fiscal year end, the advisory fee paid to Funds Management, net of any applicable waivers and reimbursements, was as follows:

Advisory Fees Paid
As a % of average daily net assets
Intermediate Tax/AMT Free Fund	0.21%
Municipal Bond Fund	0.27%
Short-Term Municipal Bond Fund	0.14%
Ultra Short-Term Municipal Income Fund	0.21%
Wisconsin Tax-Free Fund	0.13%

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve gains or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as adviser and, for most Wells Fargo Advantage Funds, sub-adviser, as well as administrator and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

The Sub-Adviser and Portfolio Managers

The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

Wells Capital Management Incorporated (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Wendy Casetta Short-Term Municipal Bond Fund Ultra Short-Term Municipal Income Fund

Ms. Casetta is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, which she has managed since 2005, and the Short-Term Municipal Bond Fund, which she has managed since 2007. Ms. Casetta joined Wells Capital Management in 2005 as a portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin—Oshkosh; M.B.A., Business Administration, University of North Florida.

Lyle J. Fitterer, CFA, CPA Intermediate Tax/AMT-Free Fund Municipal Bond Fund Short-Term Municipal Bond Fund Ultra Short-Term Municipal Income Fund Wisconsin Tax-Free Fund

Mr. Fitterer is jointly responsible for managing the Ultra Short-Term Municipal Income Fund, Short-Term Municipal Bond Fund and the Municipal Bond Fund, all of which he has managed since 2000 and the Intermediate Tax/AMT-Free Fund and Wisconsin Tax-Free Fund, both of which he has managed since 2001. Mr. Fitterer joined Wells Capital Management in 2005 as the managing director and head of the Municipal Fixed Income Team and the Customized Fixed Income Team. He is also a senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed Income Team at Strong Capital Management for five years. Education: B.S., Accounting, University of North Dakota.

Robert J. Miller Intermediate Tax/AMT-Free Fund Municipal Bond Fund

Mr. Miller is jointly responsible for managing the Municipal Bond Fund and the Intermediate Tax/AMT-Free Fund, both of which he has managed since 2008. Mr. Miller joined the Wells Capital Management Municipal Bond team in May 2008 where he manages both sub-advised mutual funds and separate accounts. Prior to joining Wells Capital Management, Mr. Miller worked for American Century Investments for 10 years where he had direct responsibility for the firm's flagship Tax-Free Bond Fund as well as the firm's Long-Term Bond Fund. He also managed California, Florida and Arizona municipal funds and served as a member of the analytical team while at American Century. Education: B.A., Business Administration with an emphasis in finance, San Jose State University; MBA, New York University Leonard N. Stern School of Business.

Thomas Stoeckmann Wisconsin Tax-Free Fund

Mr. Stoeckmann is jointly responsible for managing the Wisconsin Tax-Free Fund, which he has managed since 2005. Mr. Stoeckmann joined Wells Capital Management 2005 as a senior research analyst on the Municipal Fixed Income Team, specializing in transportation, education and project finance. Prior to joining Wells Capital Management, Mr. Stoeckmann served as a municipal research analyst for Strong Capital Management since 1996. Education: B.A., Financial Management, Bob Jones University; M.B.A., Business Administration—Finance, Marquette University.

Dormant Multi-Manager Arrangement

The Board has adopted a "multi-manager" arrangement for the Intermediate Tax/AMT-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Compensation to Dealers and Shareholders Servicing Agents

Shareholder Servicing Plan
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services for each Class of the Fund. For these services, each Class pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Additional Payments to Dealers
 In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Funds' adviser and distributor expect the Funds to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interest between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Funds' distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at wellsfargo.com/advantagefunds.

Pricing Fund Shares

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

How to Open an Account

You can open a Wells Fargo Advantage Funds account through any of the following means:

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directly with the Fund. Complete a Wells Fargo Advantage Funds application, which you may obtain by visiting our Web site at wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

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through a brokerage account with an approved selling agent; or

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through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

How to Buy Shares

This section explains how you can buy shares directly from Wells Fargo Advantage Funds. If you're opening a new account, an account application is available on-line at wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

Minimum Investments	Initial Purchase	Subsequent Purchases
Regular accounts IRAs, IRA rollovers, Roth IRAs UGMA/UTMA accounts Employer Sponsored Retirement Plans	$2,500 $1,000 $1,000 No minimum	$100 $100 $50 No minimum
Buying Shares	Opening an Account	Adding to an Account
By Internet

You may open an account online and fund your account with an Electronic Funds Transfer from your bank account, by Federal Wire, or by sending us a check. Initial investments made on line are limited to $25,000. Visit wellsfargo.com/advantagefunds

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To buy additional shares or buy shares of a new Fund, visit wellsfargo.com/advantagefunds.

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Subsequent online purchases have a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

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Complete and sign your account application.

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Mail the application with your check made payable to the Fund to Investor Services at:

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266          Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

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Enclose a voided check (for checking accounts) or a deposit slip (savings accounts). Alternatively, include a note with your name, the Fund name, and your account number.

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Mail the deposit slip or note with your check made payable to the Fund to the address on the left.

By Telephone

A new account may not be opened by telephone unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

To buy additional shares or to buy shares of a new Fund call: ■ Investor Services at 1-800-222-8222 or ■ 1-800-368-7550 for the automated phone system.
By Wire

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Complete, sign and mail your account application (refer to the section on buying shares by mail)

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Provide the following instructions to your financial institution:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds
                   (Name of Fund, Account
                   Number and any applicable
                   share class)
                   Account Name: Provide your
                   name as registered on the
                   Fund account

To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

General Notes for Buying Shares

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Proper Form. If the transfer agent receives your new account application or purchase request in proper form before the close of the NYSE, your transaction will be priced at that day's NAV. If your new account application or purchase request is received in proper form after the close of trading on the NYSE, your transaction will be priced at the next business day's NAV. If your new account application or purchase request is not in proper form, additional documentation may be required to process your transaction.

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Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

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U.S. Dollars Only. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

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Insufficient Funds. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

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No Fund Named. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

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Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

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Minimum Initial and Subsequent Investment Waivers. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

Selling Shares	To Sell Some or All of Your Shares
By Internet

Visit our Web site at wellsfargo.com/advantagefunds. Redemptions requested online are limited to a maximum of $100,000.You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

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Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining account balance) to the address below.

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Make sure all account owners sign the request exactly as their names appear on the account application.

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A medallion guarantee may be required under certain circumstances (see"General Notes for Selling Shares").

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

By Wire

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To arrange for a Federal Funds wire, call 1-800-222-8222.

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Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

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Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.

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There is a $10 fee for each request.

By Telephone / Electronic Funds Transfer (EFT)

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Call an Investor Services representative at 1-800-222-8222 or use the automated phone system 1-800-368-7550.

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Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing.

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Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

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A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days) or transferred to a linked bank account.

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Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution.

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Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds.

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Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

Through Your Investment Representative	Contact your investment representative.

General Notes For Selling Shares

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Proper Form. If the transfer agent receives your request to sell shares in proper order before the close of the NYSE, your transaction will be priced at that day's NAV. If your request to sell shares is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. If your request is not in proper form, additional documentation may be required to sell your shares.

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Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check,by
Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds.Although generally we pay redemption requests in cash,we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities
(known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

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Wire Fees. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

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Telephone/Internet Redemptions. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification
Number or username and password, before we will act on instructions received by telephone or the internet.We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

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Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

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Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan.There may be special requirements that supercede the directions in this Prospectus.

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Medallion Guarantees. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party.You can get a Medallion guarantee at a financial institution such as a bank or brokerage house.We do not accept notarized signatures.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

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In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts).

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Same-fund exchanges between Class A, Class C, Administrator Class, Institutional Class and Investor Class shares are permitted subject to the following conditions: (1) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; (2) in order for exchanges into Class A shares, the shareholder must be able to qualify to purchase Class A shares at net asset value based on current prospectus guidelines; and (3) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange.

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An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

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You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

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Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

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If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to investment performance.

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Any exchange between two Wells Fargo Advantage Funds must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Frequent Purchases and Redemptions of Fund Shares

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including by disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Money market funds;

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Ultra short funds (includes Adjustable Rate Government Fund, Ultra Short-Term Income Fund and Ultra Short-Term Municipal Income Fund);

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Purchases of shares through dividend reinvestments;

■

Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

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Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

Because the Ultra Short-Term Municipal Income Fund is often used for short-term investments, it is designed to accomodate more frequent purchases and redemptions than longer-term income funds. As a result, the Ultra Short-Term Municipal Income Fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the Ultra Short-Term Municipal Income Fund or its shareholders. Although the policies adopted by the Ultra Short-Term Municipal Income Fund do not prohibit frequent trading, Funds Management will seek to prevent an investor from utilizing the Ultra Short-Term Municipal Income Fund to facilitate frequent purchases and redemptions of shares in long-term Funds in contravention of the policies and procedures adopted by the long-term Funds.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliates that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Account Policies

Automatic Plans
 These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

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Automatic Investment Plan —With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

■

Automatic Exchange Plan —With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the"How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

■

Systematic Withdrawal Plan —With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

●

must have a Fund account valued at $10,000 or more;

●

must request a minimum redemption of $100;

●

must have your distributions reinvested; and

●

may not simultaneously participate in the Automatic Investment Plan.

■

Payroll Direct Deposit —With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Householding
 To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts
 We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

■

Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

■

Qualified Retirement Plans, including Simple IRAs, SEP IRAs, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above.You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

Small Account Redemptions
 We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations
 Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents
 You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting wellsfargo.com/advantagedelivery.

Statement Inquiries
 Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations
 Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act
 In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Distributions

The Funds generally make distributions of any net investment income monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

■

Automatic Reinvestment Option—Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

■

Check Payment Option—Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written instructions. A medallion guarantee may also be required. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

■

Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

■

Directed Distribution Purchase Option—Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning.You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from the Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. For the state-specific Funds, it is intended that distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to that particular state's individual income taxes if the Fund primarily invests in such securities.

Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations. Maximum long-term capital gain income tax rates are scheduled to rise to 20% in 2011, 18% for assets held more than 5 years. Due to recent legislation, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a new 3.8% Medicare contribution tax will apply on "net investment income," including interest, dividends, and capital gains.

To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

Additional Expense and Performance Information

This section contains additional information regarding the expenses and performance of the Funds. The sub-section below titled "Additional Expense Information" provides further information regarding a Fund's Annual Fund Operating Expenses. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries.

Additional Expense Information
Funds Management has contractually committed for a period of time to waive and/or reimburse Fund expenses that exceed a certain specified amount, as set forth in a footnote to each Fund's Annual Fund Operating Expenses table. This contractual expense cap excludes certain expenses that a Fund may incur, such as brokerage commissions, interest, taxes, the expenses of any money market fund or other fund held by a Fund (i.e., acquired fund fees and expenses) and extraordinary expenses. Funds Management will not reimburse a Fund for these types of expenses, even if they cause the Fund's Total Annual Fund Operating Expenses to exceed the amount of the expense cap.

Index Descriptions
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.
Barclays Capital Municipal Bond 1-15 Year Blend Index	The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1-Year Municipal Bond Index	The Barclays Capital 1-Year Municipal Bond Index is the 1-year component of the Barclays Capital Municipal Bond Index.
Barclays Capital 1- and 3-Year Composite Municipal Bond Index

The Barclays Capital 1- and 3-Year Composite Municipal Bond Index is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index and 50% in the Barclays Capital 3-Year Municipal Bond Index.

Barclays Capital Wisconsin Municipal Bond Index	The Barclays Capital Wisconsin Municipal Bond Index is the Wisconsin component of the Barclays Capital Municipal Bond Index.

Financial Highlights

The following tables are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period.The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

Intermediate Tax/AMT-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.81	$10.20	$10.53	$10.60	$10.55
Income from investment operations
Net investment income (loss)	0.35	0.37	0.43	0.44	0.39
Net realized and unrealized gains (losses) on investments	0.13	0.61	-0.32	-0.05	0.07
Total from investment operations	0.48	0.98	0.11	0.39	0.46
Distribution to shareholders from
Net investment income	-0.35	-0.37	-0.43	-0.44	-0.39
Net realized gains	0.00	0.00	-0.01	-0.02	-0.02
Total distributions to shareholders	-0.35	-0.37	-0.44	-0.46	-0.41
Net asset value, end of period	$10.94	$10.81	$10.20	$10.53	$10.60
Ratio to average net assets (annualized)
Net investment income (loss)	3.24%	3.44%	4.24%	4.07%	3.66%
Gross expenses	0.85%	0.91%	0.95%	1.16%	1.23%
Net expenses	0.73%	0.75%	0.75%	0.75%	0.75%
Total return[1]	4.54%	9.70%	1.18%	3.67%	4.41%
Portfolio turnover rate	52%	61%	92%	98%	78%
Net assets, end of period (000's omitted)	$400,794	$461,890	$386,977	$460,702	$313,361

Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.51	$8.74	$9.21	$9.50	$9.41
Income from investment operations
Net investment income (loss)	0.39	0.41	0.44	0.42	0.40
Net realized and unrealized gains (losses) on investments	0.03	0.84	-0.47	-0.29	0.11
Total from investment operations	0.42	1.25	-0.03	0.13	0.51
Distribution to shareholders from
Net investment income	-0.39	-0.41	-0.44	-0.42	-0.40
Net realized gains	-0.01	-0.07	0.00	0.00	-0.02
Total distributions to shareholders	-0.40	-0.48	-0.44	-0.42	-0.42
Net asset value, end of period	$9.53	$9.51	$8.74	$9.21	$9.50
Ratio to average net assets (annualized)
Net investment income (loss)	4.13%	4.35%	5.12%	4.46%	4.16%
Gross expenses[2]	0.86%	0.91%	0.94%	1.16%	1.24%
Net expenses[2]	0.80%	0.80%	0.80%	0.80%	0.80%
Total return[1]	4.56%	14.23%	-0.09%	1.41%	5.43%
Portfolio turnover rate	69%	84%	152%	144%	107%
Net assets, end of period (000's omitted)	$334,987	$330,799	$249,015	$248,426	$248,692

Short-Term Municipal Bond Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.90	$9.65	$9.67	$9.74	$9.74
Income from investment operations
Net investment income (loss)	0.24	0.27	0.39	0.40	0.36
Net realized and unrealized gains (losses) on investments	0.06	0.25	-0.02	-0.07	0.00
Total from investment operations	0.30	0.52	0.37	0.33	0.36
Distribution to shareholders from
Net investment income	-0.24	-0.27	-0.39	-0.40	-0.36
Net realized gains	-0.01	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.25	-0.27	-0.39	-0.40	-0.36
Net asset value, end of period	$9.95	$9.90	$9.65	$9.67	$9.74
Ratio to average net assets (annualized)
Net investment income (loss)	2.45%	2.63%	4.10%	4.06%	3.70%
Gross expenses	0.82%	0.86%	0.92%	1.10%	1.15%
Net expenses	0.63%	0.66%	0.66%	0.66%	0.66%
Total return[1]	3.07%	5.41%	3.98%	3.43%	3.76%
Portfolio turnover rate	75%	78%	101%	94%	126%
Net assets, end of period (000's omitted)	$1,783,805	$1,992,055	$1,019,054	$796,199	$674,631

Ultra Short-Term Municipal Income Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$4.81	$4.78	$4.75	$4.76	$4.76
Income from investment operations
Net investment income (loss)	0.06	0.07	0.20	0.20	0.16
Net realized and unrealized gains (losses) on investments	0.01	0.03	0.03	-0.01	0.01
Total from investment operations	0.07	0.10	0.23	0.19	0.17
Distribution to shareholders from
Net investment income	-0.06	-0.07	-0.20	-0.20	-0.17
Net realized gains	0.00	0.00	0.00	0.00	0.00
Total distributions to shareholders	-0.06	-0.07	-0.20	-0.20	-0.17
Net asset value, end of period	$4.82	$4.81	$4.78	$4.75	$4.76
Ratio to average net assets (annualized)
Net investment income (loss)	1.25%	1.44%	4.13%	4.20%	3.52%
Gross expenses	0.79%	0.82%	0.90%	1.16%	1.23%
Net expenses	0.70%	0.72%	0.72%	0.72%	0.72%
Total return[1]	1.48%	2.12%	4.96%	4.10%	3.59%
Portfolio turnover rate	127%	120%	186%	191%	123%
Net assets, end of period (000's omitted)	$1,068,221	$1,528,358	$1,334,323	$746,639	$340,682

Wisconsin Tax-Free Fund

For a share outstanding throughout each period.

	Year Ended June 30,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.67	$10.43	$10.37	$10.44	$10.38
Income from investment operations
Net investment income (loss)	0.35	0.31	0.37	0.38	0.38
Net realized and unrealized gains (losses) on investments	0.01	0.35	0.06	-0.05	0.11
Total from investment operations	0.36	0.66	0.43	0.33	0.49
Distribution to shareholders from
Net investment income	-0.35	-0.31	-0.37	-0.38	-0.38
Net realized gains	0.00	-0.11	0.00	-0.02	-0.05
Total distributions to shareholders	-0.35	-0.42	-0.37	-0.40	-0.43
Net asset value, end of period	$10.68	$10.67	$10.43	$10.37	$10.44
Ratio to average net assets (annualized)
Net investment income (loss)	3.32%	2.94%	3.64%	3.57%	3.61%
Gross expenses	0.95%	0.99%	1.05%	1.22%	1.30%
Net expenses	0.73%	0.75%	0.75%	0.75%	0.75%
Total return[1]	3.49%	6.46%	4.31%	2.95%	4.77%
Portfolio turnover rate	60%	48%	126%	102%	51%
Net assets, end of period (000's omitted)	$100,804	$108,326	$92,061	$88,130	$68,745
1	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
2

Ratios include interest and fee expense relating to inverse floating-rate obligations as follows: July 1, 2010 to June 30, 2011 0.02% July 1, 2009 to June 30, 2010 0.03% July 1, 2008 to June 30, 2009 0.06% July 1, 2007 to June 30, 2008 0.07% July 1, 2006 to June 30, 2007 0.14%

FOR MORE INFORMATION    More information on a Fund is available free upon request, including the following documents: Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus.
The SAI, which has been filed with the SEC, is
incorporated by reference into this Prospectus and
therefore is legally part of this Prospectus. Annual/Semi-Annual Reports
Provide financial and other important information,
including a discussion of the market conditions
and investment strategies that significantly affected
Fund performance over the reporting period. To obtain copies of the above documents or for more information about Wells Fargo Advantage Funds, contact us: By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778	By e-mail: wfaf@wellsfargo.com By mail:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266 On the Internet:
wellsfargo.com/advantagefunds From the SEC:
Visit the SEC's Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC's Public Reference Room) or
the SEC's Internet site at sec.gov. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

© 2011 Wells Fargo Funds Management, LLC. All rights reserved	111MIIV/P1106 (11-11) ICA Reg. No. 811-09253

WELLS FARGO FUNDS TRUST
PART B
STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information
November 1, 2011

Wells Fargo Funds Trust
1.800.222.8222
Municipal Income Funds

California Limited-Term Tax-Free Fund
Class A - SFCIX; Class C - SFCCX; Administrator Class - SCTIX

California Tax-Free Fund
Class A - SCTAX; Class B - SGCBX; Class C - SCTCX; Administrator Class - SGCAX

Colorado Tax-Free Fund
Class A - NWCOX; Class B - NWCBX; Class C - WCOTX; Administrator Class - NCOTX

Intermediate Tax/AMT-Free Fund
Class A - WFTAX; Class C - WFTFX; Administrator Class - WFITX; Institutional Class - WITIX; Investor Class - SIMBX

Minnesota Tax-Free Fund
Class A - NMTFX; Class B - NWMBX; Class C - WMTCX; Administrator Class - NWMIX

Municipal Bond Fund
Class A - WMFAX; Class B - WMFBX; Class C - WMFCX; Administrator Class - WMFDX; Institutional Class - WMBIX; Investor Class - SXFIX

North Carolina Tax-Free Fund
Class A - ENCMX; Class C - ENCCX; Institutional Class - ENCYX

Pennsylvania Tax-Free Fund
Class A - EKVAX; Class B - EKVBX; Class C - EKVCX; Institutional Class - EKVYX

Short-Term Municipal Bond Fund
Class A - WSMAX; Class C - WSSCX; Administrator Class - WSTMX; Institutional Class - WSBIX; Investor Class - STSMX

Strategic Municipal Bond Fund
Class A - VMPAX; Class B - VMPIX; Class C - DHICX; Administrator Class - VMPYX

Ultra Short-Term Municipal Income Fund
Class A - SMAVX; Class C - WFUSX; Administrator Class - WUSMX; Institutional Class - SMAIX; Investor Class - SMUAX

Wisconsin Tax-Free Fund
Class A - WWTFX; Class C - WWTCX; Investor Class - SWFRX

Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about nine series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offers certain classes of shares as indicated above. This SAI relates to all such classes of shares. Class B shares of the California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Municipal Bond Fund, Pennsylvania Tax-Free Fund and Strategic Municipal Bond Fund are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds subject to the limitations described in each Fund's prospectus.

This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated November 1, 2011. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended June 30, 2011, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266.

MIFS/FASAI02 (11/11)

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Trust had only nominal assets.

On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

On December 30, 2009, the Board of Trustees of Evergreen Funds ("Evergreen") and on January 11, 2010 the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust The effective date of the reorganization was July 12, 2010 for certain Evergreen Funds and July 19, 2010 for the remainder of the Evergreen Funds.

The California Limited-Term Tax-Free and California Tax-Free Funds (the "California Funds") commenced operations on November 8, 1999, as successors to the Stagecoach California Tax-Free Bond and Stagecoach California Tax-Free Bond Funds, respectively. The California Funds were originally organized as funds of Stagecoach. The Stagecoach California Tax-Free Income Fund commenced operations on January 1, 1992 and the Stagecoach California Tax-Free Income Fund commenced operations on November 18, 1992. On December 15, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland") was reorganized with and into the Stagecoach California Tax-Free Bond Fund. The California Tax-Free Bond Fund of Overland commenced operations on October 6, 1988. The Fund changed its name from the California Limited Term Tax-Free Fund to the California Limited-Term Tax-Free Fund effective April 11, 2005.

The Colorado Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Colorado Tax-Free Fund. The predecessor Norwest Fund commenced operations on June 1, 1993.

The Intermediate Tax/AMT-Free Fund (formerly named the Intermediate Tax-Free Fund) commenced operations on April 11, 2005, as successor to the Strong Intermediate Municipal Bond Fund. The predecessor Strong Intermediate Municipal Bond Fund commenced operations on July 31, 2001. The Fund changed its name from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund effective November 1, 2008.

The Minnesota Tax-Free Fund commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund. The predecessor Norwest Fund commenced operations on January 12, 1988. On November 16, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund. At the close of business on July 18, 2008, Class Z shares of the Minnesota Tax-Free Fund converted into Administrator Class shares of the Minnesota Tax-Free Fund.

The Municipal Bond Fund commenced operations on April 11, 2005, as successor to the Strong Municipal Bond Fund. The predecessor Strong Municipal Bond Fund commenced operations on October 23, 1986.

The North Carolina Tax-Free Fund commenced operations on July 9, 2010, as successor to the Evergreen North Carolina Municipal Bond Fund. The predecessor fund commenced operations on January 11, 1993.

The Pennsylvania Tax-Free Fund commenced operations on July 12, 2010, as successor to the Evergreen Pennsylvania Municipal Bond Fund. The predecessor fund commenced operations on December 27, 1990.

The Short-Term Municipal Bond Fund commenced operations on April 11, 2005, as successor to the Strong Short-Term Municipal Bond Fund. The predecessor Strong Short-Term Municipal Bond Fund commenced operations on December 31, 1991.

The Strategic Municipal Bond Fund commenced operations on July 12, 2010, as successor to the Evergreen Strategic Municipal Bond Fund. The predecessor fund commenced operations on March 21, 1985.

The Ultra Short-Term Municipal Income Fund commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Municipal Income Fund. The predecessor Strong Ultra Short-Term Municipal Income Fund commenced operations on November 30, 1995. Effective June 20, 2008, the Advisor Class of the Ultra Short-Term Municipal Income Fund was renamed Class A and modified to assume the features and attributes of Class A.

The Wisconsin Tax-Free Fund commenced operations on April 11, 2005, as successor to the Strong Wisconsin Tax-Free Fund. The predecessor Strong Wisconsin Tax-Free Fund commenced operations on April 6, 2001.

Fundamental Investment Policies

Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that (i) this restriction does not limit a Fund's investments in securities of other investment companies, (ii) this restriction does not limit a Fund's investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2) except for the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, North Carolina Tax-Free Fund and Pennsylvania Tax-Free Fund, purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; or

(9) with respect to the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Intermediate Tax/AMT-Free Fund, Minnesota Tax-Free Fund, North Carolina Tax-Free Fund, Pennsylvania Tax-Free Fund and Wisconsin Tax-Free Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state's income tax; or

(10) with respect to the Municipal Bond Fund, Short-Term Municipal Bond Fund, Strategic Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, invest less than 80% of net asset plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of the Fund's shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Funds to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL APPROVED PRINCIPAL INVESTMENT STRATEGIES

In addition to the principal investment strategies set forth in the Prospectus, the Funds may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Such use of derivatives has been approved by the Board of Trustees as a principal investment strategy of the Funds, although any particular Fund may not necessarily be using derivatives at this time. Please refer to the Fund's Prospectus for information regarding the Fund's anticipated use of derivatives, if any, as a principal investment strategy. Please note that even if a Fund's Prospectus does not currently include information regarding derivatives, or only includes information regarding certain derivative instruments, the Fund may use any of the derivative described below, at any time, and to any extent consistent with the Fund's other principal investment strategies.

DERIVATIVES

Derivative Securities

Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Both equity and credit derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Credit Derivatives. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Inverse Floaters. A Fund may invest in inverse floating rate municipal securities or "inverse floaters," sometimes also referred to as a "residual interest certificates." Inverse floaters are issued by tender option bond trusts ("trusts") that are established by a third party sponsor in connection with the transfer of municipal bonds to the trusts. In addition to inverse floaters, these trusts typically issue short-term floating rate notes which are usually sold to money market funds ("floating rate notes"). An inverse floater is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. Because changes in the interest rate on the note inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate municipal bond having similar credit quality, redemption provisions and maturity. Inverse floaters may have interest rate adjustment formulas which generally reduce or eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. The value of inverse floaters also tends to fall faster than the value of fixed rate municipal bonds when interest rates rise, and conversely, their value tends to rise more rapidly when interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but tend to outperform that market when long-term interest rates decline.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities.

Under applicable financial accounting standards, inverse floater transactions in which the Fund has transferred a municipal security it owned to a trust are considered a form of secured borrowing for financial reporting purposes. This accounting treatment does not apply to any inverse floaters acquired by the Fund that were created by a third-party's transfer of a municipal security to the issuing trust.

Futures and Options Contracts

In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting aFund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of futures and options in which the Funds may invest.

Stock Index Options. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Funds will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

Future Developments. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.
Interest Rate Swap Agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Not all of the Funds participate in all of the investment activities described below. In addition, with respect to any particular Fund, to the extent that an investment activity is described in such Fund's Prospectus as being part of its principal investment strategy, the information provided below regarding such investment activity is intended to supplement, but not supersede, the information contained in the Prospectus, and the Fund may engage in such investment activity in accordance with the limitations set forth in the Prospectus. To the extent an investment activity is described in this SAI that is not referenced in the Prospectus, a Fund under normal circumstances will not engage in such investment activity with more than 15% of its assets unless otherwise specified below. Unless otherwise noted or required by applicable law, the percentage limitations included in this SAI apply at the time of purchase of a security.

For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES

Asset-Backed Securities

Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus(es), asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper

Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Asset-Backed Commercial Paper. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).

Convertible Securities

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es). Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions

Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities,and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities

A fixed-income security is an interest-bearing security issued by a company or governmental unit. The issuer of a fixed-
 income security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the fixed-income security's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a fixed-income security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate fixed-income securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" fixed-income securities, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate fixed-income securities. Fixed-income securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Fixed-income securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Fixed-Income securities are interest-bearing investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain securities that may be purchased by the Fund, such as those rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") and "BBB" or lower by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") tend to be subject to greater issuer credit, risk to greater market fluctuations and pricing uncertainty, and to less liquidity than lower yielding, higher-rated fixed-income securities. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A. Investing in fixed-income securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in the Prospectus(es).

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Such features often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable-rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements ("SBPAs"). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider's obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may be unable or unwilling to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider is unable or unwilling to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

There generally is no established secondary market for certain variable-rate obligations, such as those not supported by letters of credit, SBPAs or other credit support arrangements, because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations may not be rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Insurance Funding Agreements

A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts

The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

High Yield Securities

Each Fund may invest in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by the adviser to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations

A loan participation gives a Fund an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments

Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a government association, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), or by a government-sponsored entity, such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations, commercial mortgage-backed securities, adjustable rate mortgage securities and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are securities that are secured by mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are securities that are secured by mortgage loans with adjustable interest rates and may be issued or guaranteed by a government agency such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by a private issuer. The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

ARMS are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk. However, many private issuers or servicers of ARMS guarantee or provide private insurance for timely payment of interest and principal. In addition, the Funds may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may fluctuate more than that of other mortgage-related securities.

Mortgage Participation Certificates ("PCs"). Mortgage PCs and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on an underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages, but pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs and GMCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Backed Securities. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

Credit Risk. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Interest Rate Risk. The interest rates on mortgage loans underlying ARMS generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The value of each Fund's ARMS may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The interest rates on mortgages underlying other types of mortgage-backed securities generally do not reset at periodic intervals. Accordingly, non-ARMS have greater exposure to interest rate risk than ARMS.

Municipal Bonds

Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.

Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch or otherwise rated investment grade. To the extent that securities held by a Fund are insured as to principal and interest payments by insurers whose claims- paying ability rating is downgraded by Moody's, S&P or Fitch, the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. A Fund also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

A Fund invests in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that the Fund acquires the municipal security. Subsequent to a Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Leases

A Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks.
 Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Municipal Market Data Rate Locks

The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the
 Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Fund. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance. The Fund has no obligation to enter into MMD Rate Locks and may not do so.

Municipal Notes

Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

RAWs. Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in a state's general fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state, and are typically subordinated in right of payment to RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk).

Municipal Securities

Stand-by Commitments. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

Stripped Securities

Securities issued by the U.S. Treasury and certain securities issued by government authorities and government-sponsored enterprises are eligible to be stripped into interest components and principal components. Stripped securities are purchased by the Funds at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The Funds may not purchase stripped mortgage-backed securities.

Stripped securities may also include participations in trusts that hold U.S. Treasury securities where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities.

U.S. Government Obligations

U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securitiesissued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

U.S. Territories, Commonwealths and Possessions Obligations

The Funds may invest in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt from federal income tax and the Fund's state personal income tax. As a result, the Fund's investment could be affected by local political and economic conditions and developments within those territories, commonwealths or possessions.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities

These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Diversification

The California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, North Carolina Tax-Free Fund and Pennsylvania Tax-Free Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present a greater risk than a diversified fund. However, the Funds intend to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed further below under "Federal Income Taxes."

Forward Commitments, When-Issued and Delayed-Delivery Transactions

Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.
The Funds have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Geographic Concentration

The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, North Carolina Tax-Free Fund, Pennsylvania Tax-Free Fund and Wisconsin Tax-Free Fund invest substantially all of their assets in municipal securities issued by issuers within a particular state and the state's political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

Illiquid Securities

Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Fund may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification; (iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.

The following provides additional detail on the requirement described in (i) above. The market value of the collateral delivered in connection with a securities loan must be equal to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage equal to at least 102% of the market value of domestic securities loaned, and at least 105% of the market value of foreign securities loaned, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. For loans of U.S. Government Securities, the initial collateral required is 102% of the market value of the loaned securities, but additional collateral is required only if the market value of the loaned securities increases such that the collateral coverage (without taking into account any increase or decrease in the value of instruments in which the cash collateral is invested) falls below 100% of the market value of the loaned securities.

For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment revenue to the securities lending agent). Cash collateral is invested on behalf of the Funds by the Funds' adviser in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Wells Fargo Funds Management and is sub-advised by Wells Capital Management. The Cash Collateral Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The investments of the Cash Collateral Fund are valued at amortized cost.

The investments purchased with cash collateral on behalf of each Fund currently include holdings in the securities of certain structured investment vehicles that, although considered high-quality, short-term money market instruments when originally purchased, are now in payment default or are otherwise impaired (the "Illiquid Investments"). The Illiquid Investments are not held in the Cash Collateral Fund, but rather are held in separate accounts on behalf of the respective Funds.

The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it. Thus, the current net asset value of each Fund reflects the current valuations assigned to both (1) shares of the Cash Collateral Fund held on behalf of such Fund and (ii) interests in Illiquid Securities held on behalf of such Fund. If a Fund elects to discontinue its participation in the securities lending program at a time when the Fund continues to hold an interest in the Illiquid Securities, the securities lending agent will seek to promptly liquidate the Fund's investment in the Cash Collateral Fund, as well the Fund's investments in the Illiquid Securities. In such an event, the securities lending agent may not be able to dispose of the Illiquid Securities at an acceptable price or at all, and in such case may require the Fund to take a distribution of the Illiquid Securities in kind and/or realize a loss on the disposition of the Illiquid Securities.

Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by the Fund.

Each lending Fund pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Funds, subject to the overall supervision of the Funds' adviser.

Other Investment Companies

A Fund may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets.

Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Private Placement and Other Restricted Securities

Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Repurchase Agreements

Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the underlying securities may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Fund's adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments

A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants

Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

SPECIAL CONSIDERATIONS REGARDING STATE-SPECIFIC MUNICIPAL OBLIGATIONS

The following is a summary of certain factors that may affect the municipal obligations held by the state-specific Municipal Bond Funds. The information provided is based on data drawn from official statements, government web sites and other publicly available resources, and does not represent a complete analysis of every material fact affecting a state's municipal obligations. The Funds have not independently verified this information, and will not update it during the year.

In general, the credit quality of state-specific municipal obligations depends on the soundness of the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of the issuer's management and the strength of legal provisions in issuing documents that protect debt holders.

California Municipal Obligations

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information does not purport to be a comprehensive description of all relevant facts and circumstances. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, such information has been obtained from official statements and other disclosure documents published or provided in connection with various securities offerings of the State of California and local agencies in California, available as of July 2010. Further, all estimates and projections contained in the following information should not be construed as statements of fact. Such estimates and projections are based upon assumptions that may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors

The State of California is by far the most populous state in the nation, nearly 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The state's April 2010 population of about 37.3 million represented over 12 percent of the total United States population. California's economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In its most recent report from May 2011, the Department of Finance described the California economy as being in the midst of a modest, drawn-out recovery. The private sector-outside of homebuilding was providing most of the growth in the economy. Construction and real estate have been showing little growth. Export-driven and high-technology sectors were doing relatively well based on the combination of strong Asian economies and a weak U.S. dollar. Some recent indicators, mainly labor market statistics, have been weak. Public sector employment, normally a source of stability, experienced unprecedented reductions during and after the recession. The May 2011 economic projection reflects a significant drop in state and local government employment in 2009 and 2010, and foresees more losses during 2011. The return to pre-recession conditions is expected to be slow and uneven.

Since the release of the Department's May 2011 economic projections, U.S. and global stock and credit markets have experienced significant volatility. If this volatility continues, it could slow the economy and weaken revenues. These developments have led various forecasters to lower their outlook for near term economic growth. While most forecasters have raised their estimates of the risk of another recession, they still project that one will be avoided. These developments, and their potential negative impact on the California economy, will be reflected in the Department's upcoming economic projections. The impact on state revenues will not be known until the upcoming economic and revenue forecast is completed later in the fall of 2011.

Economic indicators show that California's economy was hit harder by the recession than the economies of most other states. Still signs indicate that economic growth in California began improving during the second half of 2009 and, like the nation, the economic recovery continued in 2011 but appeared to slow at mid-year.

For example, personal income increased for the sixth consecutive quarter in the first quarter of 2011. After falling for six consecutive quarters, taxable sales turned around in the second half of 2009 and continued to improve through the first quarter of 20 11. The state unemployment rate reached a high of 12.5 percent in late 2010. The rate improved thereafter, falling to 11.7 percent in May 2011, but rising to 12.0 percent for July 2011. In comparison, the national unemployment rate was 9.1 percent in July.

The state's housing sector began a meager recovery during 2009 and the early months of 2010 in response to the federal home buyers tax credit. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 10 percent in 2010 from 2009, bringing the median price of these homes to approximately $300,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, the housing market indicators worsened during the middle of 2010 after the expiration of the federal home buyers tax credit. Housing market indicators again appeared to stabilize during the early months of 2011.

Additional foreclosures may result from the resetting of interest rates on adjustable rate mortgages through 2012, the commencement of the requirement to begin repayment of principal with interest during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program of the federal government called Homeowners Affordability and Stability Plan. The impact of the interest rate resetting could be mitigated if the resets are spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

The worst of the housing slump, though, was likely reached in 2009. Home building permitting, which suffered a long, steady three-year decline starting in 2005, bottomed out early in 2009. New residential construction measured by permits issued had fallen almost 90 percent in 2009 from its peak in 2004, and nonresidential construction in 2009 was valued at about one quarter of the peak valuation in 2008. Home building permitting during 2010 was up over 22 percent year-over-year, but remained at a very low level-only about 40 percent of the pre-recession levels. During the first five months of 2011, construction activity made modest gains with new home permitting rising almost 5 percent from the same months of 20 10, and nonresidential construction value up 12 percent.

Made-in-California exports grew by 19 percent in 2010 and 13 percent in the first half of 20 11, led by strong growth in computer and electronic products, machinery, and manufactured commodities. Exports fell by 17 percent in 2009.

Financial Stress

During the recent recession, which officially ended in 2009, the state experienced the most significant economic downturn since the Great Depression of the 1930s. As a result of continuing weakness in the state economy, state tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls. Most recently, the state's economy has grown slowly, and the 2011 Budget Act projects continuing growth in the state's major revenue sources from the recession's low point.

There can be no assurances that the state will not continue to face fiscal stress and cash pressures and that such circumstances will not become more difficult, or that other impacts of the current economic situation will not further materially adversely affect the financial condition of the state.

State Financial Pressure. Since the beginning of 2010, the nation and California have been gradually recovering from the worst recession since the Great Depression. National economic output grew as did personal income in both the state and the nation, and job growth resumed. However, because of the magnitude of the economic displacement resulting from the recession, the state continues to face significant financial challenges.

The state's revenue estimates utilized in connection with the 2011 Budget Act assumed slow but positive economic growth, and the 2011 Budget Act projects that most of California's major revenue sources will grow in fiscal year 2011-12. The 2011 Budget Act also takes into account the end of federal stimulus funds (ARRA) which provided $4.2 billion to the state to offset General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011 Budget Act closed a projected $26.6 billion budget gap for the two fiscal years 2010-11 and 2011-12 and made substantial progress in addressing the state's long-term structural budget deficit described below.

The economic downturn of the last few years adversely affected the state's budget situation. To exacerbate the problem, as California entered the recession, annual revenues generally were less than annual expenses, resulting in a "structural" budget deficit. This structural deficit was due in part to overreliance on temporary remedies, including one-time revenues, internal borrowing, payment deferrals, accounting shifts and expenditure reduction proposals that did not materialize.

Despite eliminating a significant portion of the structural deficit in the 2011 Budget Act, the state continues to face major long-term challenges and must address the remaining structural budget deficit and the consequences of budget-balancing actions taken in the past. In the 2011-12 May Revision, the Administration set forth the following table showing "budgetary borrowing," which consists of budget solutions adopted over the prior decade which had the effect of pushing costs into future years. The table represents a point-in-time estimate of what budgetary borrowings would be during the 2011-12 fiscal year if the version of the 2011 Budget Bill that was in place in May 2011 was enacted. (The final 2011 Budget Act was not materially different.)

Items listed in the table below as "deferrals." represent actions (totaling $12.9 billion) taken to move required payments from the 2011-12 fiscal year into the next year for budgetary savings. These deferrals have to be renewed from year to year to avoid having to make a double payment within a fiscal year. Deferred obligations shown in Table 1 are a portion of Proposition 98 payments to schools and community colleges. certain Medi-Cal reimbursements. one month's state payroll and the final quarterly payment to the state pension fund. Other budgetary borrowings shown in Table 1 are repayment of the Economic Recovery Bond (ERB) deficit bonds which financed budget deficits from prior to 2004, repayment of certain legislatively approved interfund borrowings, reimbursement of borrowings from state and local governments, reimbursements to local governments and school districts for the costs of state mandates placed on those entities under state laws, and repayments to school and community college districts of amounts owed under Proposition 98 from recalculation of the guarantee after the end of the fiscal year, referred to as "underfunding of Proposition 98" or as "settle-up payments."

Outstanding Budgetary Borrowing (Based on May 2011 Version of Budget Bill)
($ in Billions)
Deferred payments to schools and community colelges to next fiscal year	$10.4
Loans from Special Funds	7.1
Loans from Special Funds	5.1
Unpaid costs to local governments, schools and community colleges for state mandates	4.3
Underfunding of Proposition 98 ("settle-up" payments)	3.0
Borrowing from local government (Proposition 1A)	1.9
Deferred Medi-Cal Costs to next fiscal year	1.2
Deferral of state payroll costs from June to July	0.8
Deferred payments to CalPERS to next fiscal year	0.5
Borrowing from transporation funds (Proposition 42)	0.4
Total	$34.7

In some instances, such as the ERBs and the repayment to local governments under Proposition 1A, the repayment mechanism over time is included in annual budgets. In other cases, such as the loans from special funds, the repayment mechanism remains within the discretion of the Legislature.

In addition to the budgetary borrowing shown in Table 1, the state faces future obligations to employees for compensated absences, costs for self-insurance, and future payment of interest owed on borrowings from the federal government for unemployment insurance payments. Further, in addition to the Proposition 98 deferred payment and underfunding shown in Table 1, there is another obligation owed under Proposition 98 which arises when under the terms of Proposition 98 there is an underfunding, such as because of suspension of the guarantee; this is called a "maintenance factor." The Department of Finance estimates that the total outstanding balance of Proposition 98 maintenance factor payments was $9.5 billion at the end of the 2010-11 fiscal year. The Proposition 98 maintenance factor will be repaid pursuant to the constitutional repayment formula in future years when state revenue increases.

The pension funds managed by the state's two main retirement systems. CalPERS and CalSTRS. each have unfunded liabilities in the tens of billions of dollars. The state also has an unfunded liability relating to retirees' post-employment healthcare benefits.

Future Deficits. California's chronic budget crises have been driven by growing state spending commitments funded by temporary spikes in revenues. Once revenues returned to their normal trend -or dropped precipitously, as had been the case in the recent recession-the higher spending base could not be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required. The 2011 Budget Act described below makes substantial progress in reducing the annual structural deficit through a combination of ongoing spending reductions and an improved revenue outlook. Under current projections, the structural deficit has been reduced from as high as $21.5 billion projected in January 2011 to less than $5 billion annually.

Despite eliminating a significant portion of the structural deficit, the state continues to face major long-term challenges and must address the remaining structural problem. (See Table 1 above.) The Administration announced that it plans to seek voter approval of a ballot measure by November 2012 to better position California for the future by constitutionally protecting public safety realignment, supplementing the state's revenues to restore education funding, paying down the state's accumulated budgetary debt, and balancing the budget into the future. The Administration will provide specific proposals in the future, likely as part of the 2012-13 Governor's Budget.

Ratings

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch Ratings ("Fitch"), assign ratings to California long-term general obligation bonds. As of September 2011, Moody's, S&P and Fitch assign ratings of A1, A- and A-, respectively, to California's long-term general obligation bonds. The ratings of Moody's, S&P, and Fitch represent their respective opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

Current State Budget

Background. On January 10, 2011, Governor Edmund G. Brown Jr., released the 2011-12 Governor's Budget, containing an update on fiscal and economic conditions, and a proposed spending plan for the 2011-12 fiscal year. The 2011-12 Governor's Budget noted the following:

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The state entered the recent recession with effectively no budget reserves.

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Between the estimates made in January 2008 and January 2011, in aggregate the state's three largest tax source (personal income, sales and use, and corporate) are lower by more than 25 percent.

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Over the three fiscal years 2008-09 through 2010-11, the state adopted over $100 billion of budget solutions to fill projected budget gaps; of these actions, on average about 80 percent either were short-term temporary actions or estimates/assumptions that did not materialize. These included use of federal stimulus funds, temporary tax increases which expired in 2011, various accounting changes and payroll deferrals and shift of moneys from redevelopment agencies, borrowing of money from special funds and local governments, sale of state buildings (subsequently cancelled) and deferral of other state payment obligations. One-time solutions had also been utilized earlier in the decade, including the issuance of deficit bonds (ERBs) and the sale of tobacco lawsuit receivables.

The 2011-12 Governor's Budget projected that the 2010-11 fiscal year would end with an $8.2 billion deficit, compared to the assumption of a $1.5 billion budget reserve balance in the 2010 Budget Act that was adopted in October 2010. Among the reasons for this change were failure to obtain as much federal assistance as had been anticipated, and other budget solutions which failed to materialize. Subsequently, with improved revenues, the ending budget deficit at June 30, 2011 was revised to about $2 billion. Looking toward the combined 2-year period of fiscal years 2010-11 and 2011-12, the 2011-12 Governor's Budget projected a budget gap of about $25.4 billion which had to be addressed, and which would leave a budget reserve at June 30, 2012 of about $950 million. (After release of the 2011-12 Governor's Budget, the Administration cancelled a proposed sale of state properties which had been expected to provide $1.2 billion of revenues in fiscal year 2010-11. The Administration replaced this revenue with some additional internal borrowings and other sources, so the total budget gap for action by the Legislature did not change.) The 2011-12 Governor's Budget solutions had several major components, including the following:

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Expenditure reductions totaling about $12.5 billion; some of these reductions were planned to be accomplished by replacing General Fund resources with other moneys, such as use of reserves from Proposition 10 and elimination of redevelopment agencies, which would free up $1.7 billion of property taxes to offset General Fund payments to schools under Proposition 98.

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A five-year extension of temporary increases in personal income taxes, sales and use taxes and vehicle license fees and a reduction in dependent exclusions from personal income taxes, totaling $14 billion (but which would provide only about $12 billion in total budget savings because of the impact of greater revenues on the Proposition 98 school funding guarantee). These temporary surcharges had been enacted in 2009 for two years only, and would expire June 30, 2011.

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A permanent realignment of certain state functions to local governments, which was to be financed for the first five years by dedication of certain of the above tax extensions.

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Other internal loans, transfers and delays of previous loan repayments totaling about $2 billion.

The 2011 Budget Act was the first budget to be enacted under Proposition 25, approved by the voters in November 2010, which lowered the required vote for budget actions to a majority from two-thirds. However, Proposition 25 did not lower the vote required to raise taxes, which remains at two-thirds in each house of the Legislature. In his campaign for Governor, Mr. Brown had promised that any tax increases, which included his proposal to extend the 2009 temporary tax rate surcharges, would be placed before voters for approval. The 2011-12 Governor's Budget therefore proposed that the Legislature accelerate the budget process to reach a conclusion in March 2011, so that a ballot measure to approve the tax extension and certain other related budget matters could be placed on a June 2011 ballot (a special election which would be called by the Governor). Placing a tax measure on the ballot in June would also have required a two-thirds vote, as it would have had to be adopted as an "urgency bill" to take effect immediately.

Intensive negotiations between Legislative leaders and the Governor in the period immediately following release of the 2011-12 Governor's Budget resulted in partial adoption of the Governor's proposals. By mid-March, the Legislature had enacted, largely by majority vote, a series of bills adopting substantial and permanent expenditure reductions and other solutions totaling about $13 billion. Most of these bills were signed by the Governor at the time. Certain proposals, such as elimination of redevelopment agencies and enterprise zones, and the realignment to local governments, were left undone. Most significantly, there was no agreement to place the tax extensions proposed by the Governor on the June ballot. Therefore, since the entire budget gap was not closed, no final budget package was adopted in March.

On May 16,2011, the Governor released the May Revision to the 2011-12 Budget. At that time, the Governor estimated that the remaining budget gap to be closed had been reduced from $25.4 billion to $9.6 billion, plus a target for a $1.2 billion reserve at the end of the 2011-12 fiscal year, so that $10.8 billion in solutions still had to be enacted. The main reasons for the reduced budget gap were enactment of about $13 billion of solutions in March and more favorable revenue estimates, totaling approximately $6.6 billion. The Governor made certain modifications to his budget proposals from January, but continued to seek an early ballot measure to extend the expiring tax surcharges, although this proposal was reduced somewhat in light of the newly improved revenue projections.

In the 2011-12 May Revision, the Governor again focused on the need to enact permanent solutions, and to start to take actions to address the budgetary borrowing accumulated over prior years (see Table 1 above). In January 2011, the Governor had projected that, absent such solutions, budget gaps averaging more than $20 billion would continue for the next four years. By the time of the 2011-12 May Revision, these projected deficits had been reduced to around $10 billion per year through fiscal year 2014-15, as a result of permanent expenditure reductions enacted in March 2011.

Following release of the 2011-12 May Revision, the Legislature and Governor continued to be unable to reach agreements which required a two-thirds vote, particularly any actions leading to extension of the tax surcharges. On June 15, 2011 (the Constitutional deadline), the Legislature by majority vote adopted a budget bill, SB 69. The Governor vetoed this bill the next day indicating that the budget in SB 69 was not a balanced solution, that it continued large deficits for years to come and added billions of dollars of new debt and that it contained legally questionable maneuvers and unrealistic savings. The Governor believed that the state could not carry out its normal cash flow borrowing based on this budget, and the state therefore would not be able to meet all of its obligations as they came due.

By the end of June 2011, preliminary cash results for the General Fund's main tax sources for May and part of June were ahead of the 2011-12 May Revision projections. The additional revenues for May and June were estimated at $1.2 billion (of which the Department of Finance has reported that on an agency cash basis $1.15 billion was actually achieved by June 30, 2011). The Legislature and Department of Finance agreed that if the trend of better-than-projected revenues continued, about $4 billion of additional revenue could be received for the full year 2011-12. The combined $5.2 billion of additional revenues above the 2011-12 May Revision projection was enough to close the remaining budget gap. However, a "trigger mechanism" (described below) was included in the 2011 Budget Act to reduce spending automatically if an updated forecast of full-year revenues in mid-December 2011 showed that there would be at least a $1 billion shortfall compared to the 2011 Budget Act estimate.

The 2011 Budget Act. The 2011 Budget Act, enacted on June 30, 2011, projected that the state would end fiscal year 2011-12 with a $543 million General Fund reserve. General Fund revenues and transfers for fiscal year 2011-12 were projected at $88.5 billion, a reduction of $6.3 billion compared with fiscal year 2010-11. General Fund expenditures for fiscal year 2011-12 were projected at $85.9 billion-a reduction of $5.5 billion compared to the prior year. These amounts compare to the following figures proposed in the 2011-12 Governor's Budget: revenues and transfers of $89.7 billion, expenditures of $84.6 billion, and an ending reserve of $955 million. In approving the 2011 Budget Act, the Governor exercised his line item veto power to reduce General Fund expenditures by about $24 million, mostly in the Judicial Branch ($22.9 million related to parole revocation workload). The 2011 Budget Act also includes special fund expenditures of $34.2 billion and bond fund expenditures of $9.4 billion.

The estimated General Fund revenue reflects a combination of factors, including expiration of temporary taxes and surcharges (which totaled approximately $7.1 billion in fiscal year 2010-11) and transfer of about one percent of the state sales tax rate to local governments to fund the realignment described further below. Offsetting these reductions was improved revenue estimates for the remaining state tax sources. Expenditures reflected increases needed to offset the termination of federal stimulus funding (ARRA) which supported about $4.2 billion of General Fund programs in fiscal year 2010-11.

The following table contains a summary of revenues, expenditures and fund balance for the 2010-11 and 2011-12 fiscal years, based on the 2011 Budget Act.

General Fund Budget Summary As of 2011 Budget Act (Dollars in Millions)
	Fiscal Year 2010-11	Fiscal Year 2011-12
Previous Year Balance Revenues and Transfers	($4,507) $94,781	($1,206) $88,456
Total Resources Available	$90,274	$87,250
Non-Proposition 98 Expenditures Proposition 98 Expenditures	$55,789 $35,691	$53,058 $32,879
Total Expenditures	$91,480	$85,937
Fund Balance	($1,206)	$1,313
Budget Reserves: Reserve for Liquidation of Encumbrances Special Fund for Economic Uncertainties	$770 ($1,976)	$770 $543

The 2011 Budget Act closed a projected budget gap of $26,6 billion over the two fiscal years 2010-11 and 2011-12, and projected a $543 million reserve by June 30,2012, for a total of $27.2 billion in solutions (including a combination of expenditure reductions, additional revenues, and other solutions) and improved revenue results for the state's tax base,

In addition to the major solutions described above, the 2011 Budget Act contains the following major General Fund components:

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Proposition 98 - The Proposition 98 Guarantee for fiscal year 2011-12 is $48.7 billion, of which $32.9 billion is funded from General Fund. The Proposition 98 Guarantee was not suspended for fiscal year 2011-12. Transferring 1.0625 percent of the state sales tax to local governments as part of the realignment legislation described below reduced the Proposition 98 Guarantee by $2.1 billion in fiscal year 2011-12. Other budget legislation would protect K-14 schools from this reduction by seeking a future ballot measure to provide additional funding.

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K-12 Education - A total of $35.8 billion for K-12 education programs for fiscal year 2011- 12, of which $34.3 billion is funded from the General Fund. The remaining funds include special and bond funds.

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Higher Education - Total funding of $11.1 billion, including $10.2 billion from the General Fund and Proposition 98 sources, for all major segments of Higher Education. The remaining funds include special and bond funds.

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Health and Human Services - Total funding of $37.1 billion, including $23 billion from the General Fund, for Health and Human Services programs. The remaining funds include special and bond funds.

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Prison Funding - Total funding of $9.8 billion from the General Fund for the California Department of Corrections and Rehabilitation.

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Redevelopment Agencies - Legislation enacted as part of the 2011 Budget Act eliminates redevelopment agencies but optionally allows them to continue in existence if their sponsoring entity pays a fee to local schools and certain special districts. For those redevelopment agencies that are dissolved, the statute directs the property tax increment they would have received, after payment of redevelopment debt obligations, to be paid to local agencies and school districts according to their base property tax allocations. The 2011 Budget Act reflects an allocation of $1.7 billion of these funds to offset K-14 Proposition 98 General Fund expenditures in fiscal year 2011-12. It is uncertain at this time which local agencies will choose to participate in the alternative redevelopment program under ABX1 27 and which redevelopment agencies will dissolve under the provisions of ABX1 26. It is also uncertain what actions the Supreme Court will take with respect to those two statutes in the pending case CRA v Matosantos. If most agencies dissolve under ABX1 26, the maximum amount of property tax that would flow to schools and offset General Fund costs in fiscal year 2011-12 would be approximately $1.1 billion, but this funding level would continue and eventually grow in future years and continue to offset state General Fund Proposition 98 costs. If most agencies participate in the ABX1 27 program, the one-time offset of state General Fund costs is estimated to be $1.7 billion in fiscal year 2011-12. Schools would benefit by about $340 million in following years and this funding could potentially grow. If both statutes are upheld by the court, some mixture of these fiscal effects is likely but this will not be known until after the court decision and initial payments are received in January 2012 or whatever later date the court may provide.

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Realigning Services to Local Governments - The 2011 Budget Act includes a major realignment of public safety programs from the state to local governments ("AB 109"). The realignment moves program and fiscal responsibility to the level of government that can best provide the service, eliminating duplication of effort, generating savings, and increasing flexibility. The implementation of the Community Corrections Grant Program authorized by AB 109 will move lower-level offenders from state prisons to counties and reduce the number of parole violators in the state's prisons. Other realigned programs include local public safety programs, mental health, substance abuse, foster care, child welfare services, and adult protective services. The 2011 Budget Act funds the $5.6 billion realignment using two fund sources: (1) the dedication of 1.0625 cents of the existing state sales tax rate ($5.1 billion) and (2) the redirection of vehicle license fee revenues ($453.4 million). As a result of the realignment, the state expects General Fund savings from the realigned programs to be about $2.6 billion in fiscal year 2011-12 (primarily from a reduction in the Proposition 98 guarantee).

Trigger Mechanism for Revenue Shortfall. The 2011 Budget Act projected an additional $4 billion in fiscal year 2011-12 General Fund revenues since the May Revision, based on better-than-projected revenues in May and the first part of June. This amount was estimated on an aggregate basis, and was not allocated to specific tax sources. The 20 II Budget Act recognized the potential risk to the state's fiscal condition if the higher revenues did not materialize by including a "trigger mechanism" to provide certain automatic expenditure reductions described below if projections of the fiscal year 2011-12 revenues to be updated in November/December 2011 are more than $1 billion lower than projected under the 2011 Budget Act.

The first step in this process will be a determination by the Director of Finance by December 15, 2011 forecasting whether revenues will meet the projections. This determination will use the higher of the Department of Finance's own updated revenue projections which are prepared every fall, and the revenue projections of the Legislative Analyst's Office, which will be released in mid-November 2011. If revenues are projected to fall short of expectations by an amount between $1 billion and $2 billion (first "tier"), a fixed amount of $601 million in cuts to higher education, health and human services, and public safety would be implemented by the Director of Finance beginning in January 2012. If revenues are projected to fall short by more than $2 billion (second "tier"), additional cuts would occur. A fixed amount totaling $320 million in cuts would come from eliminating the home-to-school transportation program and reducing community college apportionments. Up to an additional $1.5 billion in cuts would come from shortening the school year by up to seven days, but this cut would be done on a proportionate scale of approximately seventy-five cents in reduction for every dollar of revenue that does not materialize past the $2 billion threshold, up to a maximum of approximately $1.5 billion in reductions. As noted, once the $1 billion or $2 billion dollar shortfall tiers are reached, the entire trigger reduction for each tier is made (not proportionate), except for shortening of the school year.

Under the legislation, the maximum of $2.5 billion of trigger reductions would not be equal to the full amount of a possible maximum projected revenue shortfall. Absent other offsetting factors or other corrective actions, the remaining shortfall (including any identified shortfall of less than $1 billion) would be paid by the General Fund reserve or carried over to the 2012-13 fiscal year.

Legislation was introduced on September 1, 2011 and passed by the Legislature on September 8, which would direct the Director of Finance, upon deciding that trigger reductions are necessary, to consult with the Speaker of the State Assembly and the President Pro Tempore of the State Senate regarding alternative budget solutions which could be implemented in lieu of trigger reductions required in the current law. The Governor vetoed this bill on September 16, 2011.

Budget Risks. The 2011 Budget Act and related legislation addressing the state's financial situation, and the state's cash management plan, were based on a variety of assumptions. If actual results diner from those assumptions, the state's financial condition could be adversely affected. There can be no assurance that the financial condition of the state will not be materially and adversely affected by actual conditions or circumstances, including but not limited to those described below.

Budget risks with potential significant General Fund impact for the fiscal year 2011-12 include, but may not be limited to, the following:

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Actual revenues may be less than revenues projected in the 2011 Budget Act. In particular, the 2011 Budget Act projects an additional $4 billion in fiscal year 2011-12 General Fund revenues since the 2011-12 May Revision, and a total of nearly $12 billion of higher revenues over a two-year period since the 2011-12 Governor's Budget was released. A "trigger mechanism" (described above) was enacted in case new projections of General Fund revenues show a shortfall of more than $1 billion.

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Approximately $2.4 billion ($1.8 billion related to Medi-Cal) in expenditure savings in the Health and Human Services area are contingent on receiving federal administrative approval. The Administration is working closely with the federal government to obtain these approvals, but there is no assurance that they will be obtained in full. The eventual federal budget for fiscal year 2012 could have some impact on the state General Fund spending level also.

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Lawsuits challenging any of the solutions included in the 2011 Budget Act could prevent the state from achieving those solutions. At this time the only lawsuit filed with significant budgetary impact ($1.7 billion) relates to redevelopment agencies. See "Recent Developments - Litigation Challenging Redevelopment Agency Litigation."

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Opponents of some of the measures included in the 2011 Budget Act are moving forward to seek a referendum on those particular measures. Under the referendum provision of the state Constitution, if approximately 505,000 valid signatures are collected over a 90-day period after adoption of the law in question, the law being challenged does not go into effect, but instead is placed on the next statewide ballot (which will be June 2012). At that time, voters (by a majority vote) will either disapprove the measure, or allow it to go into effect. A referendum to overturn a law requiring Internet retailers to collect the same sales or use taxes as other retailers is currently being circulated for signatures. This law expands the definition of retailers considered "engaged in business" in California to include certain Internet retailers selling to California consumers, so that these out-of-state Internet retailers also collect existing sales or use taxes. This legislation is projected to increase revenues by $200 million in fiscal year 2011-12, which would be lost if the law is rejected at the ballot.

On September 9, 2011, the Legislature passed a bill under which the state would defer until at least the fall of 2012 the law described above to require payment of sales and use tax on internet sales, during which time efforts would be made to seek national legislation on this subject from Congress. This measure was reported to be based on negotiations between members of the Legislature and Amazon, Inc., the sponsor of the referendum referred to in the previous paragraph, since enactment of this bill would make the referendum process on the prior legislation moot. The Governor was not a party to these negotiations and has not taken any position on this bill. If the bill is signed, the $200 million in revenues for fiscal year 2011- 12 would not be received, and the Governor would make alternate budget proposals in the 2012-13 Governor's Budget in January, 2012.

Pension And Budget Reforms. As part of the enactment of the 20 10 Budget Act, the Legislature adopted bills addressing reform of the state pension system and proposed reform of the state's budget reserve.

Pension Reform. Legislation was adopted (SB 22, Chapter 3, Sixth Extraordinary Session of 2010) (SBX6 22) which reduces pension benefits primarily for newly-hired state employees. Some of these same reductions are also included in labor agreements signed in recent months with some state bargaining units. In general, this law sets benefit levels for future employees at levels which were in effect in 1999, prior to a law which at that time increased the percentage of salary which could be received by state employees, and reduced the number of years of service required to achieve maximum benefits. In addition, future employees will have their benefits based on the highest three-year average annual pay, rather than being based on the highest single year, as is provided under current law. SBX6 22 does not change the pension benefits for current state employees and retirees, so the financial benefits will accrue over a number of years. However, pursuant to labor agreements signed with several bargaining units, both current and future employees will be required to contribute a larger portion of their salary toward future pension benefits.

Budget Reform. The Legislature adopted Assembly Constitutional Amendment 4, which will be placed before the voters at a future statewide election. This is currently scheduled for June 2012 but a bill passed by the Legislature on the last day of the recent session would defer the vote to November 2014; the Governor has not yet acted on this bill. If approved by the voters, this measure would place a limit on state spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations to schools) to be spent only on designated purposes such as deposit to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10 percent of General Fund revenues, and would tighten the rules by which moneys can be transferred from the budget reserve fund.

State Revenues, Expenditures and Cash Management

The state receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax (which collectively constitute nearly 90 percent of total General Fund revenues and transfers). The state expends money on a variety of programs and services. Significant elements of state expenditures include education (both kindergarten through twelfth grade and higher education), health and human services, and correctional programs
The 2011 Budget Act for fiscal year 2011-12, which was signed by the Governor on June 30, 2011, closes a $26.6 billion projected budget gap and makes substantial progress in addressing the state's long term structural budget deficit. It also shifts certain program responsibilities to local government and provides certain funding for such program responsibilities to local governments.

The 2011 Budget Act makes substantial cuts to state programs in order to bring expenditures more in line with available resources, including slightly over $15 billion in expenditure reductions over a two-year period. Expenditure reductions include significant cuts to Medi-Cal, Mental Health Services, and CalWORKs, among others in the Health and Human Services area, and reductions in K-12 education spending and support for the University of California and California State University systems. The 2011 Budget Act also provides for additional expenditure reductions without further action of the Legislature in the event that the revenue projections in the 2011 Budget Act are not realized.

The state manages its cash flow requirements during the fiscal year primarily with a combination of external borrowing and internal borrowing by the General Fund from over 700 special funds. The General Fund has typically ended each fiscal year with a net borrowing from these special funds. As of June 30, 2011, the General Fund owed $8.165 billion to these special funds and other state funds from internal borrowing for cash management purposes, compared to almost $10 billion at June 30, 2010.

The General Fund. The moneys of the state are segregated into the General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the state. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, including the annual Budget Act, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

Budget Reserves

Special Fund for Economic Uncertainties (SFEU): The SFEU is funded with General Fund revenues and was established to protect the state from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. The legislation creating the SFEU also contains a continuous appropriation authorizing the State Controller to transfer the unencumbered balance in the General Fund to the SFEU as of the end of each fiscal year. However, if at the end of any fiscal year in which it has been determined that there are revenues in excess of the amount that may be appropriated, as defined in subdivision (a) of Section 2 of Article XIII B of the California Constitution, this transfer shall be reduced by the amount of the excess revenues. The estimates of the transfer shall be made jointly by the Legislative Analyst's Office (LAO) and the Department of Finance. In certain circumstances, moneys in the SFEU may be used in connection with disaster relief. For budgeting and accounting purposes, any appropriation made from the SFEU, other than appropriations contained in Government Code Section 16418, is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

Budget Stabilization Account (BSA): Proposition 58, approved in March 2004, created the BSA as a second budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3 percent by fiscal year 2008-09) will be transferred by the State Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced as described below. These transfers will continue until the balance in the BSA reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5 percent target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June I of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire Economic Recovery Bonds, until a total of $5 billion has been used for that purpose. A total of $1.495 billion of the $5 billion amount has been applied to the retirement of ERBs.

Since 2007, the Budget Act has provided the Director of Finance the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA, pursuant to this authority, they will not be replenished by a future fiscal year's annual transfer unless the Legislature, by statute, directs additional funds to be transferred from the General Fund into the BSA. Separate from the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans to the General Fund, which must be repaid when the General Fund has available cash.

On May 31, 2011, Governor Brown issued an Executive Order to suspend the September 30,2011 transfer from the General Fund to the BSA estimated at $2.7 billion based on the 2011 Budget Act. This transfer suspension was necessary to alleviate the need for additional program cuts. The previous Governor had also suspended the General Fund transfer to the BSA for fiscal years 2010-11 (approximately $2.8 billion), 2009-10 (approximately $2.8 billion), and 2008-09 (approximately $3.0 billion). There is currently no money in the BSA.

Proposed Strengthening of Reserve Funds: California's chronic budget crises have been driven by growing state spending commitments funded by temporary spikes in revenues. When revenues return to their normal trend - or drop precipitously, as had been the case in the recent recession - the higher spending base cannot be sustained, and dramatic cuts to programs and/or tax increases have sometimes been required.

To help avoid these types of boom-and-bust budget cycles in the future, a constitutional amendment will be placed before voters at a future statewide election. This is currently scheduled to be in June 2012 but the Legislature passed a bill on the last day of the recent session deferring the vote to November 2014. The Governor has until October 9,2011 to act on the bill. If approved by the voters, this measure would place a limit on state spending if revenues in any fiscal year exceed a specified cap, by requiring such unanticipated revenues (after required payment of Proposition 98 obligations to schools) to be spent only on designated purposes such as deposits to the budget reserve fund, repayment of existing debts or capital investment in infrastructure. The measure would also strengthen existing law providing for annual deposits to the budget reserve fund, would increase the maximum size of the reserve fund from $8 billion to an amount equal to 10 percent of General Fund revenues, and would tighten the rules by which moneys can be transferred from the budget reserve fund. The amendment's key changes to the Rainy Day Fund are:

Rainy Day Fund Deposits

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3 percent of current year revenues are required to be deposited in the Rainy Day Fund every September.

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The requirement to deposit funds cannot be waived after fiscal year 2012-13, except: (i) when a withdrawal would be allowed, or (ii) to the extent the deposit would bring the balance to over 10 percent of General Fund revenues in the year of the transfer.

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Half of the deposited funds stay in the Rainy Day Fund and half goes into a subaccount to pay down Economic Recovery Bonds (ERBs) until a total of $5 billion has been deposited or the ERBs are retired.

Unanticipated Revenues

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Unanticipated Revenues are defined as the amounts above a trend line derived from a regression analysis of revenues over the past 20 years, accounting for temporary tax changes.

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Unanticipated Revenues will:

Fund Proposition 98 obligations created by the revenue over the trend line, and

Fund the current services budget (previous budget adjusted for population and inflation).

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Unanticipated Revenues will then be deposited into the Rainy Day Fund until the balance in the Fund equals 10 percent of General Fund revenues.

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When the Rainy Day Fund reaches its maximum required level, then Unanticipated Revenues may be used for one time purposes, as follows:

a) Paying off budget debts shall have priority over other one-time purposes. This would include repaying Proposition 1A loans, Proposition 42 suspensions, ERBs, and unfunded prior year Proposition 98 obligations.

b) After all budget debts are paid, other payments for other one-time purposes such as: additional transfers to the Rainy Day Fund, infrastructure, other debt reduction, tax rebates or one-time reductions, and funding liabilities for non-pension benefits for annuitants.

Rainy Day Fund Withdrawals

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Withdrawals from the Rainy Day Fund are permitted only when revenues are not sufficient to fund the current services budget. Withdrawal amounts are limited to the lesser of: (i) the amount that when added to available revenues would fund the current services budget, or (ii) half of the balance when a withdrawal has not occurred in the previous year.

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If withdrawals were made from the Rainy Day Fund in both of the previous two years, then the withdrawal amount is limited to the amount that when added to available revenues would fund the current services budget.

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Withdrawals are permitted to fund the costs of responding to a declared emergency (e.g., natural disaster, civil disturbance, or war).

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Except in years when a transfer from the Rainy Day Fund to the General Fund is made, 1.5 percent of revenues are transferred from the Rainy Day Fund to an account, which must be used for reduction of debt and infrastructure spending.

State Indebtedness and other Obligations

The State Treasurer is responsible for the sale of most debt obligations of the state and its various authorities and agencies. The state has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including RANs and RAWs.

General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the state unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds have been paid. Certain general obligation bond programs, called "self~liquidating bonds," receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self~liquidating bond programs are the Economic Recovery Bonds (ERBs) supported by a special sales tax, and veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans. General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the State Constitution, general obligation bonds cannot be used to finance state budget deficits (except as already authorized by ERBs, as described below). As of August 1, 2011 the state had outstanding $79,130,455,000 aggregate principal amount of long-term general obligation bonds, of which $71,134,420,000 were payable primarily from the state's General Fund, and $7,996,035,000 were "self~liquidating" bonds payable first from other special revenue funds. As of August 1, 2011, there were unused voter authorizations for the future issuance of $38,359,259,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,306,210,000 is for general obligation bonds payable first from other revenue sources.

A ballot measure will be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of $11.14 billion in general obligation bonds for a wide variety of purposes relating to improvement of California's water supply systems, drought relief, and groundwater protection. This legislation specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Variable Rate General Obligation Bonds. The general obligation bond law permits the state to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of August 1,2011, the state had outstanding $4,844,275,000 principal amount of variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds (ERBs) described below), representing about 6.1 percent of the state's total outstanding general obligation bonds as of that date. Under state law, except for the ERBs, the state must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the state. The state has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds, and it no longer has any auction rate bonds outstanding.

General Obligation Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the state's policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described under "Variable Rate General Obligation Bonds" and are not included in the figures provided above in the section "General Obligation Bonds." Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.57 billion in aggregate principal amount at any time. The sale of General Obligation Bonds on September 20,2011 will provide funds to retire all of the $1,292,170,000 aggregate principal amount of general obligation commercial paper notes then outstanding. The state then plans to terminate its existing bank credit agreement and enter into new agreements with multiple banks to restructure the commercial paper program.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the state in connection with variable rate obligations and the commercial paper program, the state has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the state, and the terms (including interest rates and repayment schedules) by which the state would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the state pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the state" s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities. The state has about $1.27 billion of letters of credit supporting variable rate general obligation bonds which expire between early November. 2011 and early January, 2012. The state has solicited proposals from banks to renew or replace these letters of credit, and presently expects all the existing letters of credit to be renewed for periods of from one to three years. The state also intends to restructure the credit support for its commercial paper program.

Lease-Revenue Obligations. In addition to general obligation bonds, the state has acquired and constructed capital facilities through the use of lease-revenue borrowing (also referred to as lease-purchase borrowing). Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issued bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a state agency, the California State University, the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. In some cases, there was not a separate bond issue, but a trustee directly created certificates of participation in the state's lease obligation, which were then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. The lease-revenue obligations are principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the operating budget of the respective lessees, which are primarily, but not exclusively, derived from the General Fund, and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. The state had $9,426,325,000 in lease-revenue obligations outstanding as of August 1, 2011. The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State Public Works Board, which is authorized to sell lease-revenue bonds, had $12,081,534,477 authorized and unissued as of August 1, 2011. There is a $7.4 billion program to finance certain correctional facilities with lease-revenue bonds. In addition, SB 1407 (Chapter 311, Statutes of 2008) included intent language for up to $5 billion in lease revenue financing for court construction, none of which has been authorized to date. The debt service for all court projects financed under SB 1407 will be paid from a special fund with revenues dedicated for debt service payments.

Non-Recourse Debt. Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users or local governments of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2011.

Build America Bonds. In February 2009, the Congress enacted certain new municipal bond provisions as part of the ARRA, which allowed municipal issuers such as the state to issue "Build America Bonds" (BABs) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay the issuer an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010, which is financially more advantageous for certain maturities of bonds. The BAB subsidy payments from general obligation bonds are General Fund revenues to the state, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the state is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the state payable to the federal government. As of August 1, 2011 the state has received all BABs cash subsidy payments to which it has been entitled, without offset. Between April 2009 and December 2010, the state issued $13.54 billion of BAB general obligation bonds and $551 million of BAB lease-revenue bonds. The aggregate amount of the subsidy payments to be received from fiscal year 2011-12 through the maturity of these bonds (mostly 20 to 30 years) is approximately $9.0 billion for the general obligation BABs and $309 million for the lease revenue BABs. Federal legislative proposals have been made from time to time which would provide for future issuance of BABs (although at lower subsidy rates), but none have been enacted into law.

Future Issuance Plans; General Fund Debt Ratio. Since 2006, approximately $53.6 billion of new general obligation bonds, $12.1 billion of lease revenue bonds and $1.895 billion of Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from $44.85 billion as of July I, 2006 to $82.46 billion as of August 1, 2011, while still leaving current authorized and unissued bonds of about $49 billion. In 2009 and 2010, over $35.07 billion of general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Although bond issuance in the past two years has been at record levels, the size of future new money general obligation bond sales is expected to decrease as departments work to better utilize existing bond cash balances. The State did not issue any general obligation or lease-revenue bonds in spring of 2011. Based on current Department of Finance projections, approximately $2.3 billion of lease-revenue bonds will be issued in fiscal year 2011-12 and $3.2 billion of lease-revenue bonds will be issued in fiscal year 2012-13. Although the 20 II Budget Act assumes $1.15 billion of new money general obligation bonds will be issued in the fall of 2011, the actual amount of new issuance in the fall of 2011 will depend on further analysis of departmental spending needs. Future amounts of general obligation debt issuance will depend on departmental spending needs, overall budget constraints, market conditions, refunding opportunities and other factors. It is expected that the 2012-13 Governor's Budget will contain proposals for general obligation debt issuance for the next year.

With the weakness in General Fund revenues resulting from the economic downturn and the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation, lease-revenue, and Proposition 1A bonds supported by the General Fund to annual General Fund revenues and transfers can be expected to increase in future years. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the revenue estimates used for the 2011 Budget Act, in fiscal year 2011-12, the General Fund Debt Ratio is estimated to equal approximately 7.77 percent. The General Fund Debt Ratio is calculated based on actual gross debt service, without adjusting for receipts from the U.S. Treasury for the state's current outstanding general obligation and lease-revenue BABs or the availability of any special funds that may be used to pay a portion of the debt service to help reduce General Fund costs. For fiscal year 2011-12, the total offset for general obligation bond debt service is estimated to equal approximately $1.1 billion. The actual General Fund Debt Ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the state's sales and use tax that became effective July I, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the state's full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The entire authorized amount of ERBs was issued in three sales, in May and June 2004, and in February 2008. No further ERBs can be issued under Proposition 57, except for refunding bonds.

Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues ("SSTRs") collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. In order to restore adequate coverage, the state restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have since been raised to levels above the state's general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget Stabilization Account. As of August 2011, funds from these sources have been used for early retirement of approximately $4.12 billion of bonds during fiscal years 2005-06 through 2011-12, including $472 million which was transferred from the BSA in fiscal year 2006-07 and $1.023 billion transferred from the BSA in fiscal year 2007-08. As of August I, 2011 a total of $7.42 billion of ERBs has been retired, leaving a principal balance of $6.79 billion. The Governor suspended each of the fiscal years 2008-09,2009-10,2010-11 and 2011-12 BSA transfers due to the condition of the General Fund, Legislation enacted as part of the 2010 Budget Act put a Constitutional amendment on a future statewide election ballot that, if approved, would strengthen the "rainy day" fund created by Proposition 58. Although this proposed amendment would not change the $5 billion limit for ERB payments from the BSA, it is expected to make it more difficult to suspend future BSA payments and, therefore, would likely result in additional BSA related ERB redemptions.

Tobacco Settlement Revenue Bonds. In 1998 the state signed the "Master Settlement Agreement" (MSA) with the four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the PMs agreed to make payments to the state in perpetuity, which payments, at the time were predicted to total approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are paid to the state and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. Details in the MSA require reduction of the PMs' payments for decreases in cigarette shipment volumes by the PMs, payments owed to certain "Previously Settled States" and certain other types of offsets. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

State law enacted in 2002 authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a "back-up state guaranty" that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second 2003 sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient. The Legislature is not obligated to make any General Fund appropriation.

In 2003, two separate sales of these assets financed with revenue bonds produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the state refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005. The back-up state guaranty now applies to the $3.14 billion of 2005 Bonds.

The MSA provides for a potential reduction to the PMs' payments under specified conditions relating to the loss of market share to non-participating manufacturers ("NPMs"). This potential reduction is called an "NPM adjustment." The state disputes the PMs' right to an NPM adjustment for any year. The MSA also allows the PMs to withhold any portion of their annual payments that is disputed, until such time as the dispute is resolved. Since 2006, the annual amount of revenues received by the state has been reduced by some level of withholding of PMs' payments based on the PMs' assertion of their right to receive an NPM adjustment.

For the first time since the Bonds were issued, the reserve funds of each bond are anticipated to be used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds is anticipated to be $5.3 million, leaving approximately $241 million in the reserve funds for the 2005 Bonds. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the 2005 Bonds. The state General Fund is not obligated to replenish the reserve funds.

The State Attorney General is pursuing, in a multi-state arbitration proceeding, a determination compelling the PMs to pay the full amount scheduled, given that the state asserts that it has been diligently enforcing the statute governing the NPMs.

Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the state or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the 2005 Refunding Bonds, the state covenanted to request the legislature for a General Fund appropriation in the event tobacco settlement revenues fall short and other available amounts are depleted. Tobacco settlement revenues plus the reserve funds have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the state's covenant to request an appropriation has never been invoked.

Obligations in Connection with Proposition 1A of 2004. The Amended 2009 Budget Act provided for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.998 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the state is required to repay such revenues no later than June 2013. Legislation implementing the borrowing in the Amended 2009 Budget Act provided authority to local governments to sell their right to receive the state repayment to a joint powers authority (JPA) and for the JPA to issue bonds backed by the state's repayment obligation. The repayment obligation includes interest and issuance costs for the JPA bonds. On November 19, 2009, the California Statewide Communities Development Authority, a JPA, issued $1,895,000,000 of bonds which are secured by the state's obligation to make these payments to about 1,300 local governments, representing about 95 percent of the state's total borrowing from local governments. The 2011 Budget Act includes $90.8 million from the General Fund for the interest payments that will be incurred in that fiscal year. In accordance with the authorizing legislation, these bonds will be repaid by June 15,2013. In addition, for the obligations to entities not participating in the JPA bond program ($103 million in principal amount); the Director of Finance has set an interest rate of two percent per annum.

Cash Flow Borrowings. As part of its cash management program. the state has regularly issued short-term obligations to meet cash flow needs. The following table shows the amount of Revenue Anticipation Notes (RANs) issued in the past six fiscal years and to date in the current fiscal year. The 2011-12 Revenue Anticipation Notes, Series A-I and A-2 are scheduled to be issued on September 22, 2011.

State of California Revenue Anticipation Notes Issued Fiscal Years 2005-06 to 2011-12 (Dollars in Billions)
Fiscal Year	Type	Principal Amount	Date of Issue	Maturity Date
2005-06	Notes	$3.0	November 10, 2005	June 30, 2006
2006-07	Notes	1.5	October 3, 2006	June 29, 2007
2007-08	Notes	7.0	November 1, 2007	June 30, 2008
2008-09	Notes Series A-1	1.2	October 23, 2008	May 20, 2009
	Notes Series A-2	3.8	October 23, 2008	June 22, 2009
	Notes Series B-1	0.5	March 23, 2009	June 23, 2009
2009-10	Interim Notes	1.5	August 27, 2009	September 29, 2009[1]
	Notes Series A-1	2.582	September 29, 2009	May 25, 2010
	Notes Series A-2	5.975	September 29, 2009	June 23, 2010
2010-11	Interim Notes	6.7	October 28, 2010	November 23, 2010[1]
	Notes Series A-1	2.25	November 23, 2010	May 25, 2011
	Notes Series A-2	7.75	November 23, 2010	June 28, 2011
2011-12	Interim Notes	5.4	July 28, 2011	November 22, 2011[2]
	Notes Series A-1	0.5	September 22, 2011	May 24, 2012
	Notes Series A-2	4.9	September 22, 2011	June 26, 2012
1	Prepayment date.
2	Expected to be prepaid on September 22, 2011.

Indirect, Nonpublic or Contingent Obligations

Flood Litigation Judgment. In 2005, the state settled a lawsuit arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the state to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the Legislature. The Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a "debt" of the state for any legal or constitutional purposes. The state understands that its annual installment payments have been pledged to secure certain debt instruments. The 2011 Budget Act includes $49.3 million for the required annual installment

Unemployment Insurance Fund Borrowing. Commencing in fiscal year 2011-12, the state is required to pay interest payments on loans made by the federal government to the state Unemployment Insurance Fund. The 2011 Budget Act appropriates $319.5 million to pay for the Unemployment Insurance Fund interest expense.

Office of Statewide Health Planning and Development Guarantees. Pursuant to a law created in 1969, the Office of Statewide Health Planning and Development of the State of California ("OSHPD") insures loans and bond issues for financing and refinancing of construction and renovation projects for nonprofit and publicly-owned healthcare facilities. This program (commonly called "Cal-Mortgage Loan Insurance") is currently authorized in statute to insure up to $3 billion for health facility projects. State law established the Health Facility Construction Loan Insurance Fund ("Fund") as a trust fund which is continuously appropriated and may only be used for purposes of this program. The Fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If the Fund were unable to make payment on an insured loan or bond, state law provides for the State Treasurer to issue debentures to the holders of the defaulted loan or bond which are payable on a par with state general obligation bonds. All claims on insured loans to date have been paid from the Fund. As of June 30, 2011, OSHPD insured approximately 134 loans to nonprofit or publicly owned health facilities throughout California for approximately $1.812 billion and the cash balance of the Fund was approximately $180.4 million. OSHPD engaged Oliver Wyman Actuarial Consulting, Inc. to perform an actuarial study of the Fund, last completed in 2008 (the "2008 actuarial study"). Based upon a number of assumptions, the 2008 actuarial study concluded, among other things, that the Fund appeared to be sufficient, under the "expected scenario" to maintain a positive balance until at least 2037-2038. Even under the "most pessimistic scenario," the 2008 actuarial study found that there was a 70% likelihood that the Fund's reserves as of June 30, 2008 would protect against any General Fund losses until at least 2019-2020, and a 90% likelihood that the Fund's reserves as of June 30, 2008 would protect against any General Fund losses until at least 2016-2017.

Equipment Lease/Purchase Program. The state Department of General Services operates a centralized program which allows state departments to acquire equipment, software or services under financing programs with approved vendors. The state departments make annual payments for the equipment from their support budgets, which are subject to annual appropriation by the Legislature. If for any reason the annual payments are not appropriated, the state department is obligated to return the equipment to the vendor. These contracts are represented as capital leases in the state's financial statements. As of July 1, 2011, the aggregate total of contracts under this program was approximately $159 million.

Cash Management

General. The majority of the state's General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The state's cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. External borrowing is typically done with Revenue Anticipation Notes (RANs) that are payable not later than the last day of the fiscal year in which they are issued. RANs have been issued in all but one fiscal year since the mid-1980s and have always been paid at maturity. The state also is authorized under certain circumstances to issue Revenue Anticipation Warrants (RAWs) that are payable in the succeeding fiscal year. The state issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the state on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The state has employed additional cash management measures during some fiscal years; all of the following techniques were used at one time or another during the last several fiscal years and some of them are expected to be utilized in the current fiscal year:

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The State Controller has delayed certain types of disbursements from the General Fund.

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Legislation was enacted during the 2009-10 and 2010-11 fiscal years increasing the state's internal borrowing capability, and the state has increased the General Fund's internal borrowings.

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Legislation has been enacted deferring some of the state's disbursements until later in the current fiscal year, when more cash receipts are expected, or into a succeeding fiscal year.

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In addition, the state issued $2.6 billion of registered warrants (commonly referred to as "IOUs") in July and August 2009 because of insufficient cash resources.

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Legislation was enacted in the 2011-12 fiscal year to increase borrowable resources through creation of the State Agency Investment Fund (SAIF) to allow state entities whose monies are not required by law to be deposited in the Pooled Money Investment Account (PMIA), to make deposits of at least $500 million into this new borrowable fund within the PMIA. As of the end of August, the California State University and University of California systems have agreed to deposit a total of $1.7 billion into the SAIF by September 26, 2011, and withdraw the funds near the end of April, 2013.

Internal Borrowing. The General Fund is currently authorized by law to borrow from more than 700 of the state's approximately 1,300 other funds in the State Treasury (the "Special Funds"). Total borrowing from Special Funds must be approved by the Pooled Money Investment Board ("PMIB"). The Controller submits an authorization request to the PMIB quarterly, based on forecasted available funds and borrowing needs. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. The state has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund. On June 15, 2011, the PMIB authorized the internal borrowing of up to $19.714 billion for the period of July 1 through September 30, 2011.

One fund from which moneys may be borrowed to provide additional cash resources to the General Fund is the Budget Stabilization Account (BSA), a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2011-12, there are no funds available in the BSA. The state also may transfer funds into the General Fund from the state's Special Fund for Economic Uncertainties (SFEU), which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the state's annual cash flow management program. The state has sold $5.4 billion of RANs to assist its cash flow management in fiscal year 2011-12 ("2011 RANs") , scheduled to be delivered on September 22,2011.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the state's revenues with its expenditures. This technique has been used several times in the last few fiscal years and is being used this fiscal year. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the state's need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, state law gives the State Controller some flexibility as to how quickly the state must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the state has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The state may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009.

Cash Management in Fiscal Year 2010-11. Cash management bills enacted by the Legislature authorized deferral of certain payments during fiscal year 2010-11, including payments to K-12 schools (not to exceed $2.5 billion in the aggregate at anyone time), reimbursements to the federal government for certain social service costs, certain local government social services, transportation payments and Proposition 63 mental health payments (not to exceed $1 billion in the aggregate at one time), higher education, CalSTRS payment modifications and trial operations (not including payroll). These deferrals were made in July 2010, October 2010 and March 2011 and did not exceed 60, 90 and 60 days, respectively. These deferrals improved the state's cash position by up to $4.8 billion in certain months, thereby reducing the need for external cash management borrowing or other measures. Certain small cities and counties, community college districts and school districts demonstrated hardship and were not subject to these deferrals. The cash management bills expressly provided that no deferrals may affect state payroll or payments of debt service on state bonds, lease rental payments which support revenue bonds, or certain other payments which are used to support debt service.

The state entered fiscal year 2010-11 on July 1, 2010 with General Fund cash and unused borrow able resources of approximately $8.8 billion, but without an enacted budget, which prevented the state from making payment for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services to the state. This allowed the state to conserve its cash resources, and, unlike the previous year, no registered warrants had to be issued.

Once the 2010 Budget Act was enacted, however, the state had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the state had no approved budget, totaling approximately $6.7 billion payable from the General Fund. The requirement that the state make up these payments created cash challenges for October and November 2010. The state responded to these challenges by (1) enactment of a cash management bill accompanying the 2010 Budget Act that allowed for short term deferrals (mostly within October 2010 or from October 2010 to November 2010) of approximately $4.5 billion to help manage the cash flow during that period and (2) issuing $6.7 billion of 2010 Interim Revenue Anticipation Notes on October 28, 2010 in a private placement with multiple financial institutions. The state issued $10 billion of RANs to public investors on November 23, 2010 which allowed repayment of the Interim RANs from unapplied resources.

The state's cash position improved in fiscal year 2010-11 as a result of (1) the cash deferral legislation passed in March 2010 and October 2010, described above and (2) continued heavy reliance on internal borrowing by the General Fund from various Special Funds. The state's fiscal officers closely monitored developments throughout the fiscal year and were able to successfully manage the state's cash.

Cash Management in Fiscal Year 2011-12. As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the state entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allows the state to carry out its normal cash flow borrowing early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the state issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim RANs, which mature on November 22, 2011, will be paid from Unapplied Moneys in the General Fund. Issuance of the 2011 RANs will provide additional cash resources to the General Fund which are expected to allow early repayment of the interim RANs.

In addition to the 2011 RANs, intra-year cash payment deferrals similar to those described above for the 2010-11 fiscal year will be used, providing up to $5.7 billion of cash flow relief in certain months. The state will also benefit from $1.7 billion of additional internal borrowable resources from the SAIF program, described above. The state's fiscal officers will continue to monitor the daily receipts and disbursements in fiscal year 2011-12 as part of its normal cash management, and will develop additional cash solutions if necessary for any unforeseen challenges.

Under California's continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the 2011-12 fiscal year, upon agreement among the State Controller, the State Treasurer, and the Director of the Department of Finance, the State Controller may release deferred funds earlier than scheduled in the Department of Finance's cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2012 unused borrow able resources.

Interfund Borrowings. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (PMIB), comprised of the State Director of Finance, the State Treasurer and the State Controller. The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in Special Funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created. or from certain specific funds. In general. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10 percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary/Legal Basis Annual Report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account (PMIA). This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund.

Any determination of whether a proposed borrowing from one of the Special Funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The State Attorney General has identified certain criteria relevant to such a determination. For instance, amounts in the Special Funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the Special Funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education.

Enactment of Proposition 22 on November 2, 2010 prohibits future interfund borrowing from certain transportation funds.

In addition to temporary inter-fund cash flow borrowings, budgets enacted in the current and past fiscal years have included other budgetary transfers and long-term loans from Special Funds to the General Fund. In some cases, such budgetary loans and transfers have the effect of reducing internal borrowable resources. The amount of internal borrow able resources fluctuates throughout the year.

State Warrants. No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by state law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the state with a higher priority. Unapplied Money may include moneys transferred to the General Fund from the SFEU and the BSA and internal borrowings from state Special Funds (to the extent permitted by law); however the state is not obligated to utilize interfund borrowings for the payment of state obligations if insufficient Unapplied Money is available for such payment.

Registered Warrants. If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be earmarked, reserved or set apart from the Unapplied Money for the payment of obligations having priority over obligations to which such warrant is applicable, the warrant must be registered on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller may issue registered warrants before exhausting all cash management techniques that could provide Unapplied Money to the General Fund. Registered warrants are interest bearing obligations that may be issued either with or without a maturity date. Most registered warrants bear interest at a rate designated by the PMIB up to a maximum of five percent per annum except, if the PMIB determines that it is in the best interests of the state to do so, the PMIB may fix the rate of interest paid on registered warrants at no more than 12 percent per annum. If issued with a maturity date, the principal and interest on such warrant will not be due until that date (although it may be optionally redeemed early if the state has sufficient unapplied money to do so) and the state may make other payments prior to that maturity date. If a registered warrant is issued without a maturity date, or its maturity date has occurred, it becomes redeemable by the holders on the date determined by the State Controller, with the approval of the PMIB. State law generally requires that registered warrants be redeemable in the order they are issued but not prior to their maturity date, if any. The state issued approximately $2.6 billion of registered warrants to pay certain obligations of the state not having payment priority under law commencing on July 2, 2009, all of which were called for early redemption on September 4,2009. The State Controller was able to manage cash resources to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. The issuance of the registered warrants permitted the state to pay Priority Payments with regular warrants which could be cashed.

Reimbursement Warrants. In lieu of issuing individual registered warrants to numerous creditors, state law provides an alternative procedure whereby the Governor, upon request of the State Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other state Special Funds to meet payments authorized by law. The State Controller may then issue "reimbursement warrants" (sometimes called "revenue anticipation warrants" or "RAWs") for sale to investors to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants have a fixed maturity date which may not be later than the end of the fiscal year following the year in which they were issued.

The principal of and interest on reimbursement warrants must be paid by the State Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the State Controller, with the approval of the PMIB, may determine. The state has issued reimbursement warrants on several occasions in order to meet its cash needs when state revenues were reduced because of an economic recession, and the state incurred budget deficits. The state most recently issued reimbursement warrants in June 2002 and in June 2003.

Refunding Warrants. If it appears to the State Controller that, on the maturity date of any reimbursement warrant there will not be sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the State Controller is authorized under state law, with the written approval of the State Treasurer, to issue and sell refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants are treated like reimbursement warrants, as described above.

Bugdet Process

The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis. generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under state law and the state constitution. the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget. the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below. beginning with fiscal year 2004-05. the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and beginning fund balances at the time of the passage and as set forth in the budget bill. Under the State Constitution. money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010 and effective immediately, the Budget Act (or other appropriation bills and "trailer bills" which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Appropriations also may be included in legislation other than the Budget Act. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process. Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the state's General Fund or special fund revenues, or otherwise limited the Legislature and the Governor's discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental health services; Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and Proposition 1A approved in 2006, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Most recently, Propositions 22 and 26, approved on November 2, 2010, further limit the state's fiscal flexibility.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58). Proposition 58, approved by the voters in 2004, requires the state to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the state would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting estimated expenditures from all resources expected to be available, including prior-year balances. If the Governor determines that the state is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose, If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account (BSA) be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. A bill has been enacted that places a constitutional amendment on the presidential primary ballot in 2012 that would strengthen the BSA.

Proposition 58 also prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the state), or (ii) interfund borrowings.

Local Government Finance (Proposition 1A of 2004). "Senate Constitutional Amendment No. 4 (also known as "Proposition 1A of 2004"), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and vehicle license fee revenues as of November 3,2004. Beginning with fiscal year 2008-09, the state was able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaimed such action was necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. In addition, the state cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

The provisions of Proposition 1A allowing the state to borrow money from local governments from time to time have been deleted by Proposition 22 of 20l0, which permanently prohibits any future such borrowing.

Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete financial responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Proposition 1A further requires the state to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to fiscal year 2004-05 to begin in fiscal year 2006-07 and to be paid over a term of 15 years. The 2010 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to fiscal year 2004-05 is approximately $900 million.

The Amended 2009 Budget Act authorized the state to exercise its Proposition 1A borrowing authority. This borrowing generated $1.998 billion that was used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation also created a securitization mechanism for local governments to sell their right to receive the state's payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in an aggregate amount of $1.895 billion in November 2009 to pay the local agencies their property tax allocations when they otherwise would receive them. Pursuant to Proposition 1A of 2004, the state is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 15, 2013. The 2011 Budget Act includes $90.8 million for the interest payments that will be incurred in fiscal year 2011-12 to be paid from the General Fund.

Aller School Education Funding (Proposition 49). An initiative statute, Proposition 49, called the "After School Education and Safety Program Act of 2002," was approved by the voters on November 5, 2002, and required the state to expand funding for before and after school programs in the state's public elementary, middle and junior high schools. The increase was first triggered in fiscal year 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63). On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. However, Chapter 5, Statutes of 2011 (AB 100) allows the one-time use of Proposition 63 funds in fiscal year 2011-12 for the Early and Periodic Screening, Diagnosis and Treatment (EPSDT) program, mental health managed care, mental health services for students for special education. Commencing in fiscal year 2012-13, the Proposition 63 funds would be replaced with dedicated revenues, which would be used to fund the cost of these programs as the programs are realigned to counties.

Transportation Financing (Proposition 1A of 2006). On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No.7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002, permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a "significant negative fiscal impact" on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension were to have occurred, the amount owed by the General Fund would have had to be repaid to the Transportation Investment Fund within three years, and only two such suspensions could have been made within any 10-year period. In fiscal year 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in fiscal year 2004-05 the full transfer of $1.258 billion was suspended. Budget Acts for fiscal years 2006-07, 2007-08, 2008-09, 2009-10, and 2010-11 all fully funded the Proposition 42 transfer and partially repaid the earlier suspensions. Chapter 11, Statutes of 2010, in the Eighth Extraordinary Session included an elimination of the state sales tax rate on gasoline and an increase in gasoline excise taxes, effectively removing the revenue subject to these restrictions from the state tax system. However, the 2011 Budget Act still includes $83 million to repay a portion of past suspensions.

Proposition 22 - Local Government Funds. On November 2, 2010, voters approved this measure, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," which supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments and redevelopment agencies for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid state finances or pay for state mandates. The Proposition 1A borrowing done in 2009 is grandfathered. In addition, by superseding Proposition 1A of 2006, the state is prohibited from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings. Any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed. Proposition 22 jeopardized the use of funds from the gasoline excise tax that have been used in the 2010 Budget Act to offset General Fund debt service cost on highway bonds and for lending to the General Fund. Passage of this measure jeopardized an estimated $850 million in General Fund relief in fiscal year 2010-11, an amount which will grow to over $1 billion by fiscal year 2013-14. The 2011 Budget Act replaces the use of gasoline excise tax for these purposes with truck weight fees and other transportation revenues that may be used for these purposes under Article XIX of the California Constitution. This preserves the 2011 Budget Act allocations for state and local programs while achieving similar levels of General Fund relief to that obtained in the 2010 Budget Act. The inability of the state to borrow or redirect property tax or redevelopment funds will reduce the state's flexibility in reaching budget solutions in the future. The state has used these actions for several billion dollars of solutions in some recent years.

Proposition 26 - Increases in Taxes or Fees. On November 2, 2010, voters approved this ballot measure which revises provisions in Articles XIII A and XIII C of the Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote. Proposition 26 jeopardized the continuation of the gasoline excise for sales tax swap. However, Chapter 6, Statutes of 2011, re-enacted the tax swap with a two-thirds vote, before it could be repealed by operation of Proposition 26.

Proposition 25 - On-Time Budget Act of 2010. On November 2, 2010, voters approved this measure that is intended to end budget delays by changing the legislative vote necessary to pass the budget bill from two-thirds to a majority vote and by requiring legislators to forfeit their pay if the Legislature fails to pass the budget bill on time. This measure does not change Proposition 13' s property tax limitations in any way. This measure does not change the two-thirds vote requirement for the Legislature to raise taxes. The lower vote requirement also applies to trailer bills that appropriate funds and are identified by the Legislature "as related to the budget in the budget bill." This measure also provides that the budget bill and other bills providing for appropriations related to the budget bill are to take effect immediately upon being signed by the Governor or upon a date specified in the legislation.

Recent Developments

Threatened Litigation Concerning Proposition 98 Funding. The Department of Finance was informed on September 21, 2011 that plaintiffs representing school interests intend to file suit regarding the state's school funding calculation under Proposition 98. Specifically, these plaintiffs intend to assert that, contrary to the calculation made in the 2011 Budget Act, the transfer of 1.0625 cents of the state's sales and use tax to local government to provide a part of the funding of a realignment program should be included in the calculation used to determine the Proposition 98 minimum guarantee. The information the Department has received indicates that this case will not challenge the implementation of the new realignment plan. Additionally, based upon the representations made by the plaintiffs, it is the Department's understanding that this action will not impact the state's cash flow for the current fiscal year. The state intends to defend this action.

2011 Budget Act. On June 30, 2011, the Governor signed the 2011 Budget Act together with implementing legislation. The 2011 Budget Act is described above.

Federal Deficit Reduction Law. On August 2,2011, the President signed the Budget Control Act of 2011 ("BCA"), which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. The discretionary spending cuts from the first phase of the BCA total $25 billion in federal fiscal year 2012, $47 billion in federal fiscal year 2013, and $59 billion in federal fiscal year 2014. The spending cuts include both defense and domestic expenditures. Together with reductions in mandatory spending and related debt service reductions, the BCA included total reductions of $917 billion over the ten-year period from 2012-2021. To achieve the remainder of the expenditure reductions, the BCA created a Joint Select Committee on Deficit Reduction (six Republicans and six Democrats) that must come up with a plan to achieve $1,2 to $1,5 trillion in additional expenditure reductions over this ten-year period.

At this time, since the specifics of the federal reductions have yet to be identified, a detailed assessment of the impact on the state cannot be made. Since the state currently receives about $79 billion per year in federal funds, some impact is expected, but the majority of the cuts in the BCA are allocated to the later years of the ten-year period.

Litigation Challenging Redevelopment Agency Legislation. Legislation which was part of the 2011 Budget Act provided $1.7 billion in reduced General Fund school expenditures to be facilitated by payments from communities with redevelopment agencies under ABX1 27 (Chapter 6, Statutes of 2011, First Extraordinary Session). A companion bill, ABX1 26 (Chapter 5, Statutes of 2011, First Extraordinary Session), initially restricts redevelopment agency actions to create new debt and then dissolves them. Under the legislation, communities have until October 2011 to opt into the payments under ABX1 27, or the redevelopment agencies will become subject to the dissolution provisions of ABX1 26.

On July 18,2011, California Redevelopment Assoc. v. Matosantos (S194861) was filed in the first instance in the California Supreme Court. In this action the California Redevelopment Association requested the Court to nullify ABX1 26 and ABX1 27 (principally on the grounds that they violate Proposition 22 of the State Constitution) and to stay the effectiveness of the two bills. Both the Administration and the Redevelopment Association requested the Supreme Court take the case and hear it on an expedited basis due to the significant issues of statewide concern that the case presents. On August 11, 2011, the California Supreme Court agreed to hear the case and agreed to an expedited process designed to provide a decision by January 15,2012. (January 15 is when initial payments would be due under ABX1 27.)

The Supreme Court also issued an order granting a stay of the provisions of ABX1 26 and ABX1 27, except for the provisions of Part 1,8 of Division 24 of the Health and Safety Code that were enacted in ABXI 26. Among other things, the provisions of Part 1,8 limit the issuance of new debt, the ability to make loans or dispose of assets, and restricts spending by redevelopment agencies. (However, this portion of ABX1 26 does not shut down or dissolve redevelopment agencies.) Part 1.8 helps to preserve the revenues and assets of redevelopment agencies so that those assets will be available, after resolution of the litigation, either to support community remittance payments under ABX1 27 or for distribution as property tax to schools and other local agencies under ABX1 26.

The expedited schedule for a decision preserves the potential for the budget solution to be achieved in this fiscal year. No cash flow would be affected until after January 1, 2012, regardless of the Court's current or future actions.

Recent Revenue Results. For the month of August 2011, the Department of Finance reported that preliminary General Fund agency cash for the first two months of the fiscal year was $596 million below the 2011 Budget Act forecast of $12.099 billion. The $596 million deficit includes $76 million in lower than- projected corporation taxes and $166 million in lower-than-projected other revenues (the majority of which the Department of Finance believes is likely due to timing of deposits). The primary reason for the $596 million deficit through the end of August 2011, however, is due to the fact that the $465 million of the $4 billion unallocated revenue increase for the 2011-12 fiscal year was spread into July and August. The $4 billion unallocated revenue increase is described above in the Current State Budget." The 2011 Budget Act revenue forecast did not allocate this increased amount to individual categories of taxes (i.e., personal income, corporation, sale and use, etc.). For cash flow projection purposes, the $4 billion increase was spread out each month over the fiscal year in a manner roughly reflecting the projected personal income tax collections in each month. However, the Department of Finance expects that the bulk of the additional revenue will be received in the months of December 2011 through June 2012. The budget reduction trigger determination to be made in December 2011 will be based on new revenue forecasts for fiscal year 2011-12 that will be produced in November and December. Individual monthly cash receipts early in the fiscal year may not be indicative of the outcome of revenue forecasts for the full fiscal year which will be made later in the fall of 2011.

Prison Overcrowding Litigation. On May 23, 2011, the United States Supreme Court, in the consolidated cases of Plata v. Brown and Coleman v. Brown, issued an opinion affirming a ruling by a lower court which requires the state to substantially reduce its prison population in two years. Pursuant to that decision, on June 7, 2011 the state filed a response to the three-judge panel's 2010 order, updating the court on California's progress toward meeting the goal of reducing the prison population. The response noted that actions already taken have reduced the prison population, including the enactment of SB 678 (Chapter 608, Statutes of 2009) which provides funding to counties in order to incentivize better felony probation outcomes that do not result in a prison term. In addition, the report noted that current and pending prison construction projects will enhance the provision of medical and mental health services and that the expanded use of out-of-state facilities has eased crowding in California's prisons. Finally, the response noted that the realignment of non-serious, non-violent, non-sex offenders from state prisons to local jurisdictions under AB 109 will result in a reduction of tens of thousands of prisoners from the state's prison population.

Sources of Tax Revenue

The following is a summary of the state's major tax revenues and tax laws. In fiscal year 2009-10, approximately 93 percent of the state's General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Enactment of Proposition 26 on November 2, 2010 will make it more difficult for the state to raise fees and change taxes.

The 2011 Budget Act includes the following significant General Fund revenue actions:

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Tax Shelter Amnesty: allow the Franchise Tax Board (FTB) to provide an amnesty for taxpayers who used an abusive tax-avoidance transaction-generally defined as a tax scheme that serves no purpose other than reducing tax. This program would also provide an amnesty for the underreporting of California income resulting from offshore financial arrangements. This program is expected to increase revenue by $270 million in fiscal year fiscal year 2011 and to decrease revenue by $50 million in fiscal year 2011-12.

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Internet Retailer Use Tax Nexus: this provision expands the statutory definition of a "retailer engaged in business in this state" (also referred to as nexus) to include any retailer entering into an affiliate agreement with a California resident under which the resident, for a commission or other consideration, directly or indirectly refers potential customers. Out-of-state retailers who sell less than $10,000 into California through the affiliates or who sell less than $500,000 into the state are exempt. This provision also expands the definition of nexus to include a retailer who is a member of a combined reporting group for income tax purposes, when another member of the same group provides services in connection with the sale of tangible personal property in California. By expanding nexus to include additional out-of-state retailers, use tax collections are expected to increase by $200 million beginning in fiscal year 2011-12. Certain developments may prevent this measure from taking effect in fiscal year 2011-12, as further described above in "Budget Risks".

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Realignment Transfer of Sales and Use Tax: this provision redirects revenue attributed to 1.0625 cents of the state Sales and Use Tax rate to local governments (primarily counties) for realignment purposes. This provision is expected to redirect $5.1 billion in fiscal year 2011- 12.

The sections below captioned "Sales and Use Tax" and "Corporation Tax" include descriptions of pending lawsuits relating to various taxes.

Personal Income Tax: The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (AMT), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.9 percent of the total personal income tax in tax year 2009.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate (9.55 percent for tax years 2009 and 2010). The surcharge became effective January 1,2005. The proceeds of the tax surcharge are required to be used to expand mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. For example, capital gains tax receipts accounted for 14.8 percent of General Fund revenues and transfers in fiscal year 2000-01, while the 2011 Budget Act projects that capital gains will account for 4.4 percent of General Fund revenues and transfers in fiscal year 2010-11 and 6.8 percent in fiscal year 2011-12.

Sales and Use Tax: The sales and use tax (referred to herein as the "sales tax") is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains, and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this state. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of July I, 2011, the breakdown for state and local sales tax rate of 7.25 percent was as follows (many local jurisdictions have voted additional sales taxes for local purposes):

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3 15/16ths percent imposed as a state general fund tax;

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1 1/16th percent dedicated to local governments for realignment purposes (Local Revenue Fund 2011 );

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0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

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0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

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1.0 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

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0.25 percent deposited into the Fiscal Recovery Fund to repay the state's Economic Recovery Bonds (ERBs) (the "special sales tax").

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November I in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2011.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

An appellate court decision from 2008 held that two Dell entities and two providers of maintenance and warranty services had improperly collected from customers and remitted to the Board of Equalization ("BOE") use tax on optional service contracts that were sold with computers. The state anticipates that a pending action will result in a judgment or settlement requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be as much as $250 million. Identification and notification of all consumers affected by the decision (and thus due a refund) is unresolved, and determination of the total refund amount depends upon such identification and notification. The 2011 Budget Act projects that the refunds will not occur prior to fiscal year 2011-12.

Corporation Tax:
 Corporation tax revenues are derived from the following taxes:
 1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.
 2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.
 3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.
 4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.
 5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.
 6. Fees paid by limited liability companies ("LLCs"), which account for 2.8 percent of corporation tax revenue, are considered "corporation taxes." Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending.

As part of the 2009 Budget Act, the Legislature adopted certain additional tax benefits for corporations, affecting carryover of losses, sharing tax credits among affiliates, and changes to the unitary tax calculations for multinational corporations, all of which are became effective in 2011 or will become effective in future years..

Insurance Tax:
 The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and non-admitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. The BOE ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $405 million spread over several years; the impact was $15 million in fiscal year 2008-09, $0 million in fiscal year 2009-10, $2 million in fiscal year 2010-11, and is estimated to be $239 million in fiscal year 2011-12, and $149 million in fiscal year 2012-13.

Estate Tax: Other Taxes:
 The state estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 phased out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax was scheduled to be reinstated along with the state's estate tax. The federal Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, however, made changes to the estate tax for 2011 and 2012. One of those changes was an extension of the elimination of the state estate tax credit, which had been in effect since 2005.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

"Special Fund Revenues":
 The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various Special Funds. In general, special fund revenues comprise three categories of income:

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Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

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Charges for special services to specific functions, including such items as business and professional license fees.

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Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees are projected to account for 34 percent of all special fund revenues in fiscal year 2011-12. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. In fiscal year 2011-12, $11.3 billion is projected to come from the ownership or operation of motor vehicles. About $3.9 billion of this revenue is projected to be returned to local governments. The remainder will be available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products:
 As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.
 2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.
 3. Ten cents of the per-pack tax is allocated to the state's General Fund.
 4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

American Recovery and Reinvestment Act

Congress enacted the ARRA, which provided approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provided about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

In 2010, the California Recovery Task Force estimated ARRA would have an $85.5 billion effect in California, which includes $28.9 billion in projects, $26.4 billion in entitlement programs such as Medi-Cal, Food Stamps and Unemployment Insurance, and an additional $30.2 billion in tax relief. Of the $28.9 billion in project investments, Californians have been awarded the following as of March 31, 2011:

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$768 million for labor and workforce development

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$10.7 billion for education

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$6.65 billion investment for transportation infrastructure

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$3.0 billion for energy

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$2.17 billion for science and technology

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$1.7 billion for water and environment

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$1.1 billion for housing

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$673 million for public safety

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$344 million investment for health and human services

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$1.79 billion for other projects

Almost all of the ARRA funds have been reflected in the 2009-10 and 2010-11 budgets. The 2011 Budget Act includes only $31.5 million in ARRA funds to offset General Fund expenditures.

State Appropriations Limit

The state is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the state from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation." with respect to the state. Are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K -14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Unemployment Insurance

The Unemployment Insurance ("UI") program is a federal-state program that provides weekly UI payments to eligible workers who lose their jobs through no fault of their own. To be eligible for benefits, a claimant must be able and available to work, seeking work, and be willing to accept a suitable job. The regular unemployment program is funded by unemployment tax contributions paid by employers for each covered worker.

Due to the high rate of unemployment, the employer contributions are not sufficient to cover the cost of the benefits to claimants. In a report titled "May 2011 Unemployment Insurance (UI) Fund Forecast") the state Employment Development Department stated that the UI Fund had a deficit of $6.2 billion at the end of 2009, and $9.8 billion at the end of 2010, and projected that, absent changes to the UI Fund financing structure, the state UI Fund will have a deficit of $11.1 billion at the end of 2011, and a deficit of $12.7 billion at the end of 2012. The projections in the May 2011 UI Forecast were based on an economic outlook and labor projections prepared in January 2011. Commencing in January 2009, in accordance with federal law , the state began to fund deficits in the state UI Fund through a federal loan to support benefit payments. If the state is unable to repay the loan within the same year it is taken, then the state must pay interest on the borrowed funds with state funds. However, the American Recovery and Reinvestment Act (ARRA) provides that interest will not begin to accrue until January 1,2011, and repayment to the U.S. Department of Labor would need to occur no later than September 30, 2011, or interest payments would begin as described below. Although Congress extended long-term unemployment benefits, efforts to extend the interest waiver beyond December 31, 2010 were unsuccessful.

The 2011 Budget Act does not include funding to repay the loan prior to September 2011, as described above. Therefore the General Fund will be required to make an interest only payment of approximately $319.5 million for the period from January 1 through September 30, 2011. The 2011 Budget Act authorizes a $319.5 million loan from the Unemployment Compensation Disability Fund to the General Fund to pay for the UI interest expense. This loan will be repaid by the General Fund over the next four fiscal years resulting in a cost of approximately $79.9 million annually beginning in fiscal year 2012-13.

The interest due after fiscal year 2011-12 will depend on a variety of factors, including the actual amount of the federal loan then outstanding (which in turn will depend on the rate of unemployment, employer contributions to the UI Fund, and any state or federal law changes relating to the funding of the program) and the interest rate imposed by the federal government.

Proposition 98 and K-14 Funding

General. On November 8, 1988, the voters of the state approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed state funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding. Proposition 98 (as modified by Proposition III, enacted on June 5,1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (Test 1), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment (Test 2), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (Test 3 ).The Proposition 98 Guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (maintenance factor) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 Guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both Houses and with the Governor's concurrence, to suspend the K-14 education's minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

The process for calculating the Proposition 98 Guarantee involves recalculations for previous years based on revised estimates of state and local property taxes, average daily attendance (ADA), and civilian population. While some of these estimates are adjusted frequently, some may not be final for several years after the close of the fiscal year. Such changes in the estimates can result in significant adjustments to the Guarantee, even if that year has ended. Therefore, additional appropriations may be required to fully satisfy the minimum Guarantee for a prior year. These funds are referred to as "settleup" funds, and often include statutory language designating the fiscal year for which the funds count. The factors used to calculate Proposition 98 and how much settle-up is owed are considered final when certified as required by the state Education Code. Settle-up payments are made at the discretion of the Legislature in future years.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Appropriations Limit to K-14 education in Test I years when additional moneys are available. No such transfers are anticipated during fiscal years 2010-11 and 2011-12.

Proposition 98 Funding for Fiscal Years 2010-11 and 2011-12. The 2010 Budget Act suspended the Proposition 98 Guarantee by $4.1 billion in the 2010-11 fiscal year. The suspension reduced the Proposition 98 Guarantee from the estimated minimum funding level of $53.8 billion down to a funded level of $49.4 billion, reflecting an additional veto reduction of $256 million. The General Fund share was $36.2 billion. Per the Proposition 98 constitutional formula, the $4.1 billion owed was added to the outstanding maintenance factor balance and will be repaid over multiple years. The 2010 Budget Act also included $300 million in settle-up payments that do not count towards the fiscal year 2010-11 Guarantee but reduce the settle-up owed at the end of the 2009-10 fiscal year by a like amount. In total, the fiscal year 2010-11 funding was $49.4 billion, down slightly from $49.5 billion in fiscal year 2009-10, excluding settle-up payments.

The 2011 Budget Act fully funds the fiscal year 2011-12 Proposition 98 Guarantee at $48.7 billion, of which $32.9 billion is from the General Fund. The change in the minimum Guarantee, a net reduction from the estimated minimum for fiscal year 2010-11 is a result of the expiration of temporary personal income tax and sales and use tax surcharges which were in effect in the prior year, and the transfer of 1.0625 percent of the state sales tax to local governments as part of the realignment legislation in the 2011 Budget Act. Legislation enacted as part of the 2011 Budget Act seeks to hold schools harmless from the reduction caused by the realignment transfer to the extent a future ballot measure can adjust the Guarantee amount. If this is not done, the difference will be paid to schools in future years.

In order to continue to fund the same programs in fiscal year 2011-12 that were funded in fiscal year 2010-11, the 2011 Budget Act includes a deferral of approximately $2.2 billion in school district and community college apportionment payments to the 2012-13 fiscal year. In addition, based on updated estimates as of the 2011 Budget Act, the fiscal year 2009-10 funding level is $49.9 billion before settle-up and the fiscal year 2010-11 funding level increases to $49.8 billion.

The 2011 Budget Act Proposition 98 Guarantee level includes changes in revenues and "rebenching" of the Guarantee. The major changes in revenues are the expiration of a variety of short-term tax increases and a reduction in General Fund sales tax revenue related to realignment of public safety programs to counties. The Proposition 98 Guarantee is rebenched when statute requires an adjustment of the Test 1 percentage to reflect a shift in revenue or movement of programs into or out of the Proposition 98 Guarantee. In fiscal year 2011-12, there were two rebenching impacts for programs shifts; an increase of $221.8 million to reflect the inclusion of mental health services within Proposition 98 and a decrease of $1.1 billion to reflect the exclusion of child care programs, with the exception of part-day preschool programs, from Proposition 98. There are also two rebenching impacts for fund shifts; an increase of $578.1 million to hold the Guarantee harmless from a shift in motor vehicle fuel revenues from sales taxes to excise taxes, and a decrease of $1.7 billion for an increase in local revenues related to changes in redevelopment agencies. The total impact of these rebenching impacts and the changes in General Fund revenues, in addition to other natural changes in Proposition 98 factors, result in the fiscal year 2011-12 Proposition 98 Guarantee level of$48.7 billion.

Future Obligations. There are two forms of future obligations for the state General Fund which may be created under Proposition 98: maintenance factor and settle-up payments. Both of these elements have been implemented in years leading up to fiscal year 2011-12. Proposition 98 maintenance factor payments are included in the multi-year projection developed by the Department of Finance based on factors known as of the 2011 Budget Act The maintenance factor is adjusted by average daily attendance and per capital personal income growth each year, Therefore, even if a payment is made in a year, the outstanding balance can increase. There are payments built into the multi-year projection as of the 2011 Budget Act totaling $37 million in 2012-13, $30 million in fiscal year 2013-14 and $1,5 billion in fiscal year 2014-15.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately l0.4 million in Los Angeles County, Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas, There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978, Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed,

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions, The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public,

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented a "state-local agreement" negotiated between the Governor and local government officials in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was offset by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the offset amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. This arrangement continues without change in the 2010 Budget Act.

Pursuant to statutory changes made in conjunction with the Initial 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19,2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the state General Fund. This increased VLF rate expired at the end of the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the state to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8 percent of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the state's payment obligations to a local government-operated joint powers agency (JPA). This JPA sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the state is required to repay the local government borrowing (which in turn will be used to repay the bonds of the JPA) no later than June 30, 2013. The 2011 Budget Act includes $90.8 million for the interest payments that will be incurred in that fiscal year to be paid from the General Fund.

Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the state from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

Actions in recent budgets have sought to use moneys from redevelopment agencies to onset General Fund costs for Proposition 98. These actions have resulted in lawsuits, one of which (relating to fiscal years 2009-10 and 2010-11) is still pending on appeal, after a favorable trial court ruling for the state. The 2011 Budget Act included legislation seeking additional funds from redevelopment agencies, as an alternative to the elimination of such agencies. A lawsuit challenging this law is pending in the California Supreme Court with a decision expected by January 15, 2012.

State Pension Funds and Retiree Health Benefits

The two main state pension funds have sustained substantial investment losses in recent years and face large unfunded future liabilities. The most recent actuarial valuation of California Public Employees' Retirement System ("CalPERS"), based on data through June 30, 2010, showed an accrued unfunded liability allocable to state employees of $24.1 billion on an actuarial value of assets basis ("AVA") and $45.2 billion on a market value of assets basis ("MVA"). The California State Teachers' Retirement System ("CalSTRS") reported the unfunded accrued liability of its Defined Benefit Plan at June 30, 2010 at $56.02 billion on an AVA basis, and $79.19 billion on an MVA basis. The state also has an unfunded liability relating to retirees' post-employment healthcare benefits which was estimated at $59.9 billion at June 30, 2010, and which continues to increase.

The state General Fund contributions to CalPERS will be approximately $2.1 billion in fiscal year 2011-12, and its contributions to CalSTRS will be approximately $1.3 billion during that period. The combined contributions represent about 4 percent of all General Fund expenditures in the fiscal year. There can be no assurances that the state's annual required contributions to CalPERs and CalSTRS will not significantly increase in the future.

Litigation

Budget-Related Litigation

Actions Challenging School Financing. In Robles-Wong, et al. v. State of California (Alameda County Superior Court, Case No. RG-IO-5l5768) and California Teachers Association (CTA). Complaint in Intervention, plaintiffs challenge the state's "education finance system" as unconstitutional. Plaintiffs, consisting of 62 minor school children, various school districts, the California Association of School Administrators, the California School Boards Association and CTA, allege the state has not adequately fulfilled its constitutional obligation to support its public schools, and seek an order enjoining the state from continuing to operate and rely on the current financing system and to develop a new education system that meets constitutional standards as declared by the court. It is currently unknown what the fiscal impact of this matter might be upon the General Fund. In a related matter, Campaign for Quality Education et al. ("CQE") v. State of California (Alameda County Superior Court, Case No. RG-10-524770), plaintiffs also challenge the constitutionality of the state's education finance system. The court issued a ruling that there was no constitutional right to a particular level of school funding. The court allowed plaintiffs to amend their complaint with respect to alleged violation of plaintiffs' right to equal protection.

California School Boards Association v. State of California (Alameda County Superior Court, Case No. RG-II-554698), alleges, among other things, that two budget trailer bills enacted in October 2010 as part of the 2010-11 Budget violate the California Constitution provision which requires that a statute embrace one subject expressed in its title. Specifically, plaintiff alleges that SB 856 entitled "State government" and AB 1610 entitled "Education finance" are comprehensive bills containing dozens of sections, including appropriations, amendments, and new laws that are not expressed in their titles. AB 1610 contains a $340 million reduction in an education appropriation, approximately $5 billion in payments deferred to next fiscal year, and hundreds of millions of dollars in reversions to the general fund. If the court declares AB 1610 unconstitutional, these fiscal provisions may be declared void.

Action Challenging Statutes Which Reformed California Redevelopment Law The California Redevelopment Association, along with others, has sued the state to invalidate two recently-passed budget trailer bills: ABX1 26 and ABX1 27. California Redevelopment Association et al. v. Ana Matosantos, et al. (California Supreme Court, Case No. SI94861).) ABX1 26 calls for all local Redevelopment Agencies (RDAs) to be dissolved as of October 1, 2011. ABX1 27 creates a method whereby existing RDAs could convert themselves into a new form of RDA and continue to exist, although they would have to pay higher fees to school, fire and transit districts to do so. The package of the two statutes together provided $1.7 billion in budget savings for FY 2011-12. The primary claim made is that the Legislature violated Proposition 22, a constitutional amendment approved by voters in November 2010. Proposition 22, among other things, prohibits the state from enacting new laws that redirect property tax revenues that would otherwise flow to RDAs to other purposes such as school funding. The California Supreme Court has agreed to exercise its original jurisdiction to hear the case, and has indicated that it will rule by January 15,2012. The Supreme Court granted a partial stay of the statutes, but left in place the "freeze" provisions which restrict RDA financial actions to paying debt service and other enforceable agreements.

Actions Challenging Required Contribution by Redevelopment Agencies Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359), challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of$1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners asked the trial court to enjoin implementation of the legislation. A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation was filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000362). The trial court denied the petitions in both matters, and petitioners in both matters appealed (Court of Appeal, Third Appellate District, Case Nos. C064907 and C065390). The appellate court denied petitioners' request in the California Redevelopment Association matter for a stay pending resolution of the appeal.

Actions Regarding Furlough o(State Employees)
 In several cases, petitioners challenged Governor Schwarzenegger's executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010. On July 28, 2010, Governor Schwarzenegger issued a new executive order requiring furloughs for three days per month beginning August 1, 2010, until a new 2010 Budget Act was adopted and the Director of the Department of Finance determined that the state had sufficient cash flow to pay for essential services.

On October 4, 2010, the California Supreme Court, ruling in three consolidated cases, upheld the validity of the two day per month furloughs implemented by the Governor's December 2008 order on the ground that the Legislature had ratified these furloughs in enacting the 2008 budget revision. Professional Engineers in California Government ("PECG"), et al. v. Schwarzenegger, et al. (California Supreme Court, Case No. SI83411). The ruling affirmed a judgment rendered by the trial court in these three cases, which had challenged the furloughs. PECG v. Schwarzenegger (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment ("CASE") v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 ("SEIU") v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009- 80000135-CU-WM-GDS).

Multiple remaining cases are pending that challenge the two furlough orders issued in July 2009 and/or July 2010, contest the authority of the Governor to issue the orders under various provisions of federal or state law, and/or challenge whether the orders could be lawfully applied to particular agencies or employees. The pending cases include the following:

In International Union of Operating Engineers, Locals 3, 12, 39 and j01 v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-492675), plaintiffs are challenging the order as applied to their members employed by the State Compensation Insurance Fund. The parties stipulated to hold this case in abeyance pending decisions in other cases.

CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09- 509629) challenges the July 1,2009 executive order implementing the third furlough day.

In California Correctional Peace Officers Association (CCPOA) v. Brown, et al. (Alameda County Superior Court, Case No. RG-09-44 1544), petitioner alleges that the furloughs violate Government Code 19826 because its members (correctional officers) cannot take their furlough days off during the same pay period in which their salaries are reduced because of operational needs. The trial court found in favor of the petitioner and directed the state to pay CCPOA members for all hours worked. The state appealed and the trial court's order is stayed pending a decision in the appellate court (Court of Appeal, First Appellate District, Case No. A127292).

In Newton v. Schwarzenegger, et al. (U.S. District Court, Northern District, Case No. 09-CV-05887 JCS), correctional officers allege that the self-directed furloughs violate the federal Fair Labor Standards Act. The trial court granted summary judgment for the state and plaintiffs appealed (U.S. Ninth Circuit Court of Appeal, Case No. 11-16576).

Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009- 80000150-CU-WM-GDS) alleges that the furlough order is invalid because it does not comply with state law requirements for promulgating regulations.

In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09- 509782), petitioners allege the furloughs violate the state Emergency Services Act and undermine the Legislature's budgetary authority.

In CASE v. Schwarzenegger, et al. (Court of Appeal, First Appellate District, Case No. AI27777, Alameda County Superior Court, Case No. RG-09-453982) and SEIU v. Schwarzenegger, et al. (Court of Appeal, First Appellate District, Case No. AI27776, Alameda County Superior Court, Case No. RG-09- 456750); the state appealed the trial court determination that the furloughs of employees who are paid from funds other than the General Fund are illegal. In CASE, the appeal is pending. In SEIU, the appellate court ruled that furloughs of employees in 58 of 63 state departments were lawful and remanded the matter to the trial court for further proceedings regarding the remaining five departments. Petitioner has filed a petition for review in the California Supreme Court (California Supreme Court, Case No. SI95654).

International Union of Operating Engineers ("IUOE") v. Schwarzenegger, et al. (Los Angeles County Superior Court, Case No. BC423409) also challenges the furlough of employees paid from funds other than the General Fund. It has been stayed by the trial court pending decisions in other matters.

Ten cases pending in Alameda County Superior Court challenge the furloughs of employees paid from funds other than the General Fund and are consolidated under the lead case PECG v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-494800). They are: SEIU v. Schwarzenegger (Alameda County Superior Court, Case No. RG-l0-516259), Association of California State Supervisors (ACSS) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-501997), International Union of Operating Engineers (IUOE) v. Schwarzenegger (Alameda County Superior Court, Case No. RG-10-503805), SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-546750), CCPOA v. Schwarzenegger (Alameda County Superior Court, Case No. RG-IO-530312), CASE v. Schwarzenegger (Alameda County Superior Court, Case No. RG-IO-528855), and California Correctional Supervisors Organization (CCSO) v. California Department of Corrections and Rehabilitation, et al. (Alameda County Superior Court, Case No. RG-IO-507081), SEIU (VI) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-507922), and California Statewide Law Enforcement Association (CSLEA), et al. v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-10-507081). After the state appealed the trial court ruling holding that the furloughs were unlawful, the cases were remanded to the trial court for reconsideration in light of the California Supreme Court's October 4,2010 ruling in PECG v. Schwarzenegger.

In Morgan v. Schwarzenegger (Alameda County Superior Court, Case No. RG-11-555149), an individual state employee who alleges the furlough orders were invalid seeks back pay.

In Acosta v. Henning, et al. (San Francisco County Superior Court, Case No. CPF-08-508192), petitioners assert that the furloughs interfere with the ability of the California Employment Development Department and the California Unemployment Insurance Appeals Board to timely perform their functions. The trial court entered judgment in the state's favor and petitioners appealed (Court of Appeal, First Appellate District, Case No. A132426).

In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000 158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages resulting from the furloughs with respect to employees of other statewide elected executive branch officers, including the State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization appealed (Court of Appeal, Third Appellate District, Case No. C061648). The appellate court affirmed the trial court ruling.

Actions Challenging Transfers from Special Fund to General Fund In TOMRA Pacific, Inc. et al. v. Chiang, et al. (Alameda County Superior Court, Case No. RG-09-483580), plaintiff challenge three transfers totaling $415.7 million from a special fund, the California Beverage Container Recycling Fund, to the General Fund, asserting that the transfers have interfered with the operation of the recycling program for which the special fund was created, in violation of state law. In California Chamber of Commerce et al. v. Chiang et al. (Alameda County Superior Court, Case No. RG 09-490447), which has been consolidated with the TOMRA case, plaintiffs challenge these same transfers on the grounds that their inclusion in the Budget Act violates the provision of the California Constitution which requires that a statute embrace one subject. The trial court issued a ruling denying the plaintiffs' requests for a writ of mandate in both cases, and plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A129401).

Other In addition, there is litigation on a number of other issues, including tax cases, environmental matters, escheated property claims, actions seeking damages for alleged violations of privacy rights, actions regarding Medi-Cal reimbursements and fees, action to increase amount of state aid for dependent children, local government mandate claims and actions, actions relating to certain tribal gaming compacts, prison healthcare reform and reduction of prison population, and actions regarding proposed sale of state owned properties.

Cororado Municipal Obligations

The following highlights some of the significant financial trends and issues affecting Colorado and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of February 8, 2010. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Overview of Colorado Economy and General Information

The unemployment rate in Colorado was 3.9% in 2007, 4.9% in 2008, 7.7% in 2009 and 8.1% in September 2010. Employment growth in Colorado has yet to develop any discernable trend. Seasonally-adjusted nonagricultural employment has continued to decrease through April 2010. After a loss in June of 3,400 jobs, Colorado added just 1,900 jobs in July 2010. Colorado nonagricultural employment decreased by 4.5% in 2009 and is expected to contract again at an annual rate of 1.7% for 2010. Education, health care, financial, and government sectors have been experiencing job gains through the second quarter of 2010, but it will take job gains across all of Colorado's diverse economy to erase the losses experienced during the recession. Employment growth of 1.7% is expected on average from 2011 through 2013.

The first quarter of 2010 was the third consecutive quarterly increase in Colorado personal income since early 2008. Although Colorado is seeing growth in personal income, the driver of that growth has not been wage growth. Rather, transfer receipts have been the supporting factor for most of the increases experienced as thousands of displaced workers continue to receive social benefits from the State. As such, despite growth in total, personal income growth attributable to economic stability has not yet materialized. Personal income is closely linked to employment growth in Colorado. As the employment situation improves and Colorado begins to experience consistent job growth, personal income should benefit. Colorado personal income is forecast to increase by 1.7% in 2010. Annual average growth for personal income of 4.2% is forecast from 2010 through 2013.

Population and Migration. Population in Colorado is forecast to grow by 1.7% in 2010. The population growth rate has remained relatively steady over the past five years and is forecast to remain near 1.7% through 2013. The 2010 forecast shows migration of 43,659 equating individual reactions to Colorado receiving attention throughout the recession for being a job creation leader.

Construction. Colorado nonresidential construction activity has continued to deteriorate since 2008. Colorado experienced back-to-back contractions in nonresidential construction of 12.5% and 22.4% during 2008 and 2009. Calendar year 2010 is forecast to decrease another 21.0%. The historically low interest rate environment present in the U.S. capital markets has yet to spur a return to nonresidential construction spending. This could be in part due to businesses' uncertain outlook towards the economy. Residential housing permits in Colorado ended down 50.5% in 2009. The forecast for 2010 is an increase of 19.3% in permits. This is significantly reduced from the June forecast of a 44.8% increase. The removal of the federal home-buyer tax credit in late spring has brought new housing construction to a standstill. Weakness in both existing and new home sales has continued through the summer, and it is uncertain as to when the Colorado housing market will return to robust growth.

Metropolitan Home Price Values. Colorado horne prices have fared better than the nation as a whole throughout the recession. The impending expiration of the federal horne-buyer tax credit in April 2010 may have given some artificial support to Denver area home prices throughout the spring of 2010. Although year-over-year gains are still being seen in Denver, the past three month-aver-month price changes have shown declining metroarea horne prices.

Retail Trade. The current recession has had a marked impact on the Colorado consumer. Weak labor market conditions and decreases in household wealth have introduced significant uncertainty into future consumer behavior. Retail trade decreased 10.5% in 2009. As labor market conditions improve and personal income increases, retail purchases are anticipated to benefit. aSPB has lowered its September 2010 forecast based on a higher national savings rate and weakening consumer confidence throughout the summer months. Projected retail trade growth of 5.4% is forecast for 2010.

Political Subdivision

The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies, which depend on seasonal tourism, downturns in sales tax and other revenues, and fluctuations in the real estate market.

State Finances: General Fund

The General Fund is the principal operating fund of the State. All revenues and moneys not required by the State Constitution or statutes to be credited and paid into a special fund are required to be credited and paid into the General Fund. The major revenue sources are the individual income tax, the general sales and use tax and the corporate income tax. In Fiscal Year 2009-10, individual and corporate income taxes comprised approximately 65.7% of total General Fund revenues, and general sales and use taxes contributed approximately 29.2% of total General Fund revenues (General Fund revenues described above are before State Education Fund diversions). The Office of State Planning and Budgeting (OSPB) forecasts that gross General Fund revenue will grow at a compound average annual rate of 6.4% between Fiscal Year 2009-10 and Fiscal Year 2012-13.

Revenues and Unappropriated Amounts. For each Fiscal Year, a statutorily defined amount of unrestricted General Fund year-end balances is required to be retained as a reserve (the "Unappropriated Reserve"), which Unappropriated Reserve may be used for possible deficiencies in General Fund revenues. Unrestricted General Fund revenues that exceed the required Unappropriated Reserve, based upon revenue estimates, are then available for appropriation. In response to economic conditions and their effect on estimated General Fund revenues, the General Assembly periodically modifies the required amount of the Unappropriated Reserve. Per SB 09-219 and SB 09-277, the Unappropriated Reserve for Fiscal Years 2008-09 and 2009-10 was reduced from previously designated 4.0% to 2.0% of the amount appropriated for expenditure from the General Fund in each such Fiscal Year. The Governor's Fiscal Year 2010-11 Budget Request includes the continuation of the 2.0% Unappropriated Reserve requirement for Fiscal Year 2010-11.

Expenditures: The Balanced Budget and Statutory Spending Limitation. The State Constitution requires that expenditures for any Fiscal Year not exceed available resources for such Fiscal Year. Total unrestricted General Fund appropriations for each Fiscal Year are limited as provided in Section 24-75-201.1. C.R.S. For the Fiscal Years discussed in this Official Statement to and including Fiscal Year 2008-09, total General Fund appropriations were limited to: (i) such moneys as are necessary for reappraisals of any class or classes of taxable property for property tax purposes as required by Section 39-1-105.5. C.R.S. plus (ii) the lesser of (a) an amount equal to 5% of Colorado personal income (as reported by the U.S. Bureau of Economic Analysis for the calendar year preceding the calendar year immediately preceding a given Fiscal Year) or (b) 6% over General Fund appropriations for the previous Fiscal Year. Per SB 09-228, for Fiscal Years 2009-10 and thereafter, total General Fund appropriations are limited to the sum of the amount stated in (i) above plus an amount equal to 5% of Colorado personal Income.

Excluded from this appropriations limit are: (i) any General Fund appropriation that, as a result of any requirement of federal law, is made for any new program or service or for any increase in the level of service for any existing program beyond the existing level of service; (ii) any General Fund appropriation that, as a result of any requirement of a final State or federal court order, is made for any new program or service or for any increase in the level of service for an existing program beyond the existing level of service; or (iii) any General Fund appropriation of any moneys that are derived from any increase in the rate or amount of any tax or fee that is approved by a majority of the registered electors of the State voting at any general election.

The limitation on the level of General Fund appropriations also may be exceeded for a given Fiscal Year upon the declaration of a State fiscal emergency by the General Assembly, which may be declared by the passage of a joint resolution approved by a two-thirds majority vote of the members of both houses of the General Assembly and also approved by the Governor.

See "Taxpayer's Bill of Rights" for a discussion of spending limits imposed on the State by TABOR and changes to these limits as the result of the recent approval of Referendum C.

Colorado Ballot Initiative Process

The State Constitution provides that the people of the State reserve to themselves the power to propose laws and amendments to the State Constitution ("Initiatives") and to enact or reject such Initiatives by a vote of the people by Statewide ballot. The process for placing a Statewide Initiative on the ballot is governed by the State Constitution and State law, and involves the development of language and a title for each ballot and obtaining a certain number of signatures of registered voters. It cannot be predicted which ballot initiative measures may be proposed and adopted in the future which may directly or indirectly adversely affect the state's ability to service its debt or affect its credit ratings.

Taxpayer's Bill of Rights

The Constitutional Provision. Article X, Section 20 of the State Constitution, commonly known as the Taxpayer's Bill of Rights, or "TABOR," imposes various fiscal limits and requirements on the State and its local governments. Overall, TABOR is a limitation on the amount of revenue that may be kept by the State in any particular year, regardless of whether that revenue is spent during the year. Any revenue received during a Fiscal Year in excess of the limitations provided for in TABOR must be refunded to the taxpayers during the next Fiscal Year. TABOR implements these revenue limitations through certain restrictions and limitations on spending, including the following:

(a) Prior voter approval is required for: (i) any increase in State "fiscal year spending" from one year to the next in excess of the percentage change in the U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or its successor index, plus the percentage change in State population in the prior calendar year, adjusted for revenue changes approved by voters after 1991; or (ii) any new State tax, State tax rate increase, extension of an expiring State tax, State tax policy change directly causing a net revenue gain to the State or the creation of any State "multiple fiscal year direct or indirect ... debt or other financial obligation." "Fiscal year spending" is defined as all expenditures and reserve increases except those for refunds made in the current or next Fiscal Year or those from gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards or property tax sales. This effectively defines spending as all revenues received by the State other than those items that are specifically excluded.

(b) If revenues received from sources not excluded from fiscal year spending exceed the prior Fiscal Year's spending plus the adjustment described in clause (a)(i) above, the excess must be refunded in the next Fiscal Year unless voters approve a revenue change.

(c) Under TABOR, the State must maintain an emergency reserve equal to 3% of its fiscal year spending (the 'TABOR Reserve"). The TABOR Reserve may be expended only upon: (i) the declaration of a State emergency by passage of a joint resolution approved by a two-thirds majority of the members of both houses of the General Assembly and subsequently approved by the Governor; or (ii) the declaration of a disaster emergency by the Governor. For Fiscal Year 2009-10, the Long Appropriation Bill (the "Long Bill"), in conjunction with other legislation, designates the funds that constitute the TABOR Reserve. These funds iuclude portions of the Major Medical Insurance Fund and the Wildlife Cash Fund and up to $81,100,000 in aggregate value of State properties designated by the Governor. The funds and other assets described above, in aggregate, meet the TABOR Reserve requirement for Fiscal Year 2009-10.

Statutes Implementing TABOR. A number of statutes implementing TABOR have been enacted by the General Assembly, including those that (i) define the revenues and spending included in the State's fiscal year revenue and spending for purposes of the revenue and spending limits of TABOR, (ii) specify the accounting treatment of refunds owed by the State under TABOR and (iii) define State operations that qualify as "enterprises" excluded from TABOR.

The "Ratchet Down" Effect of TABOR on State Revenues; Curative Measures. As discussed above, TABOR limits year-to-year increases in revenues, and therefore spending, to the percentage change in the U.S. Bureau of Labor Statistics Consumer Price Index for Denver, Boulder and Greeley, all items, all urban consumers, or its successor index, plus the percentage change in State population in the prior calendar year, plus any voter approved revenue (i.e., tax) increase. There are no provisions in TABOR to account for cyclical revenue swings. This originally produced a "ratchet down" effect whenever State revenues declined from one Fiscal Year to the next and then rebounded in subsequent years. The ratcheting down occurred as the result of the TABOR requirements that the State's revenue base be reduced to the lower amount, without limitation, but that the State's revenue base may be increased only to the extent of the limitations stated above, with any excess to be refunded. Such a ratcheting down occurred between Fiscal Years 2001-02 and 2003-04, when TABOR revenues declined by 13.0%, followed by increases of 1.8% in Fiscal Year 2004-05,8.0% in Fiscal Year 2005-06,5.3% in Fiscal Year 2006-07 and 3.7% in Fiscal Year 2007-08. By statute, the OSPB is responsible for developing the General Fund revenue estimate. According to the OSPB revenue forecast issued on December 18, 2009 (the "December 2009 Revenue Forecast"), in Fiscal Year 2008-09 TABOR revenues declined by 8.7% and will decline by 3.0% in Fiscal Year 2009-10. The actual results of TABOR revenues in Fiscal Year 2008-09 show a decline of 9.0%.

Legislation enacted during the 2002 legislative session, described in "The Growth Dividend" below, mitigated the "ratcheting down" effect of TABOR through the decennial census adjustment, and Referendum C, approved by the State's voters on November I, 2005, and described in "Colorado Economic Recovery Act of 2005" below, disables the "ratcheting down" effect of TABOR on the State altogether through June 2010, and thereafter establishes a floor on the amount of the ratchet down.

The "Growth Dividend." HB 02-1310 and SB 02-179 enabled the State to recoup revenues lost as the result of the TABOR limits having been computed during the 1990s using population estimates that were too low. This undercount resulted in lower TABOR limits and higher refunds than would have occurred using more accurate population figures. The percentage change associated with this lost revenue was called the "growth dividend."

The TABOR limit for Fiscal Year 2001-02 was calculated using the 2000 census measure of the State's population compared with an estimate of 1999 population that was not yet revised to reflect the 2000 census. In 2001, the U.S. Bureau of the Census reported that the State's population between 1990 and 2000 was undercounted by 6%.

Since the State was not in a TABOR surplus position in Fiscal Year 2001-02, it could not recoup the excess amount refunded to taxpayers through the 1990s as the result of the undercounting of the State's population. HB 02-1310 and SB 02-179 permitted the growth dividend to be carried forward for up to nine years. The growth dividend was applied to the TABOR limit in an amount that maximizes the TABOR revenue growth rate subject to available TABOR revenues. In subsequent years, the unused amount of the growth dividend is applied in a similar manner until either the cumulative amount by which the TABOR limit is increased equals 6% (the original growth dividend amount) or the nine-year limit is reached.

The State used the 6% growth dividend in Fiscal Years 2003-04 and 2004-05, which eliminated the TABOR surplus in Fiscal Year 2003-04 and reduced the TABOR surplus in Fiscal Year 2004-05. This adjustment allowed the State to keep $283.3 million in additional revenues in Fiscal Year 2003-04 and $187.2 million in additional revenues in Fiscal Year 2004-05.

Colorado Economic Recovery Act of 2005. During the 2005 legislative session, the General Assembly and the Governor agreed to four pieces of legislation that mitigated the effects of TABOR in an effort to relieve State budget challenges. Three of these measures, collectively referred to herein as "The Colorado Economic Recovery Act of 2005," were designed primarily to provide additional revenues for State operations, as well as the methodology for the allocation of additional revenues by subsequent appropriation. Implementation of two measures included in the Colorado Economic Recovery Act of 2005 required Statewide voter approval, and on November I, 2005, one of these measures, referred to as "Referendum C," was approved by State voters and later codified as Sections 24-77-103.6 and 24-77-106.5, C.R.S.

Referendum C permits the State to retain and appropriate State revenues in excess of the current TABOR limit on State spending for the period of July 1, 2005, through June 30, 2010 (Fiscal Years 2005-06 through 2009-10), thus making all revenues received by the State during this period available for appropriation. Referendum C did not, however, eliminate the 6% limit on the annual growth of total appropriations from the General Fund. The 6% limit was eliminated for Fiscal Year 2009-10 and thereafter by SB 09-228.

Referendum C establishes an "Excess State Revenues Cap" that serves as the new limit on State fiscal year spending beginning in Fiscal Year 2010-11. The Excess State Revenues Cap is an amount equal to the highest total State revenues for a Fiscal Year from the period of Fiscal Year 2005-06 through Fiscal Year 2009-10. In each subsequent Fiscal Year, the Excess State Revenues Cap is adjusted for inflation and a percentage change in State population, as well as such sum for the qualification or disqualification of enterprises. For purposes of the Excess State Revenues Cap, inflation, the percentage change in State population and the qualification or disqualification of an enterprise or debt service changes retain their meanings as they currently exist under TABOR and State law.

Referendum C also creates in the General Fund the "General Fund Exempt Account," to consist of the moneys collected by the State in excess of the TABOR limit. Moneys in the General Fund Exempt Account, once appropriated, may be used to fund: (i) health care; (ii) public elementary, high school and higher education, including any related capital construction; (iii) retirement plans for firefighters and police officers if the General Assembly determines such funding to be necessary; and (iv) strategic transportation projects in the Colorado Department of Transportation ("CDOT") Strategic Transportation Project Investment Program. HB 05-1350 specifies how moneys in the General Fund Exempt Account are to be appropriated or transferred under Referendum C.

Referendum C provides that, for each Fiscal Year that the State retains and spends State revenues in excess of the TABOR limit on State fiscal year spending, the Director of Research of the Colorado Legislative Council is to prepare by October 15th an excess State revenues legislative report that identifies the amount of excess State revenues retained by the State and describes how such excess State revenues have been expended. Referendum C requires that the report be published and made available on the official web site of the General Assembly. In addition, the Office of the State Controller is required to prepare a report each Fiscal Year that identifies revenues that the State is authorized to retain pursuant to Referendum C and to certify the same no later than September I" following the end of the Fiscal Year.

Accordingly, in Fiscal Years 2005-06, 2006-07, 2007-08 and 2008-09, the State was allowed to retain $1.116 billion, $1.308 billion, $1.171 billion and $0 (unaudited), respectively.

Referendum C Sunsets
 Referendum C was passed by the voters in November 2005 and allowed the State to retain all revenues in excess of the TABOR limit for a five-year period from Fiscal Year 2005-06 through 2009-10. During that period, the State retained $3,593.6 million that it would otherwise have been required to refund to State taxpayers. Due to the shortfall in current and prior year revenues, no amounts were retained in Fiscal Years 2008-09 or 2009-10. Both Legislative Council and the Governor's Office of State Planning and Budgeting project that there will be no TABOR refunds within their forecasting periods. Referendum C created an Excess State Revenue Cap (ESRC) that increases each year for inflation and population growth and allows the State to retain and spend amounts above the TABOR limit and below the ESRC. This provision removes the effect of the ratchet down provision of TABOR (discussed earlier in this MDA). However, State revenue growth rates in excess of the population and inflation adjustment could result in future refunds of TABOR revenues in excess of the new ESRC.

Election 2000 Amendment 23
 This constitutional requirement was originally designed to exempt a portion of State revenues from the TABOR refund and dedicate those revenues to education programs. With the passage of Referendum C in 2000 and the deterioration of general-funded revenues during Fiscal Years 2008- 09 and 2009-10, revenues in excess of the TABOR limit are not currently being refunded. However, resources that were once general-purpose revenues continue to be diverted to the State Education Fund. The Governor's Office of State Planning and Budgeting currently estimates that $333.7 million will be diverted from general-purpose tax revenue in Fiscal Year 2010-11 under this requirement. The amendment requires the General Assembly to increase funding of education by one percent over inflation through Fiscal Year 2010-11 and by inflation thereafter. This requirement will have increasing impact if the inflation rate increases. The revenue diversion and mandated expenditure growth infringes on general funding for other programs when State revenues decline with the business cycle. Notwithstanding these expenditure increases, the State continues to face legal challenges that assert the current school funding system fails to provide a thorough and uniform system of free public education as required by the Colorado Constitution.

Pension

Most State employees participate in a defined benefit pension plan, which is a cost-sharing multiple-employer benefit plan administered by the Public Employees' Retirement Association ("PERA"). The PERA Health Care Trust Fund held by PERA is a post-employment cost-sharing multiple-employer benefit program under which PERA subsidizes a portion of the monthly premium for health insurance coverage for certain State retirees and the remaining amount of the premium is funded by the benefit recipient through an automatic deduction from the monthly retirement benefit. The State has made all of the statutorily required contributions to the PERA Health Care Trust Fund.

Like most institutions that rely heavily on investments, the Public Employees Retirement Association (PERA) was severely affected by the global economic downturn beginning in 2008. A negative 26.0 percent return on investments in 2008 was partially offset by a positive 17.4 percent return on investments in 2009 and caused the funded ratio (actuarial value of assets, using a four-year smoothed-market value, divided by the actuarial accrued liability) of the State Division of PERA to decline from 73.3 percent at December 31, 2007 to 67.0 percent at December 31, 2009. Because of the four-year smoothing, the full effect of the negative return and partial recovery is not reflected in the funding ratio. In 2000, when the State Division and the School Division were reported as a single division, the combined division had a funding ratio of 104.7 percent. At December 31, 2009, the amortization period for the plan was 43 years, which means that at the existing contribution level and using the currently applicable actuarial assumptions the liability associated with existing benefits will be fully funded by December 31, 2052. The employer contribution rate of 13.85 percent for most State employees as of June 30, 2010, was 2.4 percentage points (or 21.0 percent) above the average during the 1990s. However, based on the 2007, 2008, and 2009 valuations, PERA's actuary estimated that the employer contribution rate would need to have been 17.91, 20.16, and 16.09 percent, respectively, for 2009, 2010, and 2011 to achieve the 30-year amortization period required by the Governmental Accounting Standards Board.

In the 2006 legislative session, the General Assembly authorized a Supplemental Amortization Equalization Disbursement (SAED) that adds three percentage points to the annual contribution (from amounts otherwise available for employee salary increases) in addition to the three percentage points session. In the 2010 legislative session, the General Assembly extended the increases required by the AED and SAED. The AED will continue to increase 0.4 percentage points from calendar years 2013 through 2017. The SAED will continue to increase one-half percentage point from calendar years 2014 through 2017. These legislative changes increase the employer's annual contribution for most employees from 15.65 percent in 2012 to 20.15 percent in 2017 and beyond. If the funding ratio of the plan reaches 103 percent, both the AED and SAED will be reduced by one-half percentage point. Neither the AED nor the SAED may exceed 5 percent of salary.

To provide budgetary relief, Senate Bill 10-146 requires that beginning July 1, 2010, members contribute an additional 2.5 percent of salary to their member accounts and the employer contribution rate be reduced to 11.35 percent. This legislation sunsets as of June 30, 2011, after which member contribution rates will return to the 8.0 percent level in effect prior to July 1, 2010, and State employer contributions will increase to 14.75 percent including the AED and SAED. However, the Governor's most recent budget balancing plan recommends extending the 2.5 percent swap.

Senate Bill 10-001 made significant changes to the plan provisions that will affect the State over the long term by improving the funded status of the plan. The most significant changes affecting the State Division of the plan include reducing the current 3.5 percent annual increase for retiree benefits to the lesser of the consumer price index or 2.0 percent, changing the timing of the annual increase, and making the annual increase contingent on the plan's funded status; extending the AED and SAED as discussed above; requiring future early retirement adjustments to be actuarially neutral; limiting annual increases in the highest average salary calculation for future retirees to 8.0 percent; removing the indexing of benefits for future retirees who become inactive with more than 25 years of service; changing the vesting period required for employer matching contributions; increasing the combined age and years of service requirement for current non-vested employees to 85, to 88 for new hires after 2011, to 90 for new hires after 2017, and increasing the related minimum retirement age; and requiring retirees returning to work for a PERA employer to pay member contributions that are not refundable and that do not increase service credits. Some of the changes authorized by Senate Bill 10-001 are the subject of a class action lawsuit naming the Governor and certain PERA Board members in claiming the changes are unconstitutional and seeking a mandatory injunction requiring payment of the annual increase in effect before the passage of Senate Bill 10-001.

Cash Basis Accounting

For Fiscal Year 2002-03 and following years, the Legislature changed the budgetary accounting for June payroll and certain Medicaid expenditures to the cash basis and deferred June paydates until July (after fiscal year-end). During Fiscal Year 2007-08 similar treatment was extended to certain Old Age Pension, Medicare, and Children's' Basic Health Plan expenditures. In Fiscal Year 2008-09 this treatment was applied to an additional month of Medicare payments, and legislation was passed to extend the pay date shift in Fiscal Year 2010-11 to all information technology staff formerly paid by the General Fund. In Fiscal Year 2009-10 this treatment was extended to two weeks of Medicaid payments, and the Governor's October 22, 2010, proposed budget balancing plan for Fiscal Year 2010-11 extends this deferral to three weeks. Each of these items causes the outflow of resources to be deferred into the following year for General Fund budget purposes. As a result, the State does not use full or modified accrual accounting to calculate budgetary compliance. Instead, potentially significant liabilities ($168.2 million net of related deferred revenue in Fiscal Year 2009-10) are delayed until the following year assuming that subsequent revenues will be adequate to pay those liabilities. Departures from generally accepted accounting principles (GAAP) such as this could adversely affect the State's credit rating. It will be difficult for the State to return to the GAAP basis of accounting for budgetary expenditures because of the significant one-time budgetary impact of recording payroll, Medicaid, and other expenditures that were previously deferred. Without these expenditure deferrals the State would not have met its statutory General Fund reserve requirement in Fiscal Year 2009-10.

General Fund Liquidity

The General Fund shows a cash balance of $426.6 million at June 30, 2010, providing apparent liquidity. However, as noted previously, this amount was augmented by $418.4 million of cash transfers from other funds. Additionally, $515.0 million of the cash balance was distributed immediately after fiscal year-end to pay short-term borrowing for the Education Tax Revenue Anticipation Note program, and at least $23.0 million of the cash belongs to the Risk Management Funds reported in the General Fund leaving a deficit balance of approximately ($111.4) million of disposable cash in the fund. When this cash deficit is combined with nontax receivables it is still significantly less than the $558.7 million of accounts payable and accrued liabilities that it must service in the near term. These conditions indicate that the General Fund increasingly comprises tax receivables ($999.9 million) net of tax refunds payable ($657.1 million) and deferred revenue ($194.0 million) related to the tax receivables that are not expected to be collected within the next year. The tax receivable and related refunds are based on the best economic data available at year-end; however, economic projections rarely identify inflection points in the economy. When a downturn occurs, tax receivables tend to decline (due to declining personal income) and tax refunds tend to increase (due to higher than required estimated tax and withholding payments). The current economic downturn has resulted in a significant decline in tax collections and an increase in refunds which have exacerbated the lack of General Fund liquidity. The General Fund legally has access to short-term borrowing of the cash balances of other funds; additional cash transfers are scheduled for Fiscal Year 2010-11 and beyond.

Other Considerations. This description is not intended to constitute a complete description of all of the provisions of the TABOR Amendment. Furthermore, many provisions of the TABOR Amendment and their application are unclear. Several statutes have been enacted since the passage of the TABOR Amendment attempting to clarify the application of the TABOR Amendment with respect to certain governmental entities and activities, and numerous court decisions have been rendered interpreting certain of the TABOR Amendment's provisions. However, many provisions of the TABOR Amendment may require further legislative or judicial clarification. The future impact of the TABOR Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

The financial operations and obligations of the State and local governments in Colorado may also be affected directly or indirectly by future changes in law or the interpretation of the law. In recent years, several ballot initiatives approved by voters have had a significant impact on the State's General Fund, and other ballot initiatives have been proposed which, if passed, would potentially have had a material adverse effect on development in the State and the State economy.

Minnesota Municipal Obligations

The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of September 27, 2011. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

General Economic Factors

Over the past decade, Minnesota resident population increased by 7.2 percent, rising from 4.9 million in 2000 to 5.29 million in 2010, less than the 9.5 percent increase for the nation over the same period. Minnesota's 2010 per capital personal income of $42,843 is 105.6 percent of the U.S. level of $40,584. Minnesota's June 2011 unemployment rate was 6.9 percent compared with 9.3 percent for the nation. Of Minnesota's approximately 2.6 million engaged in non-farm employment, 84.2 percent were engaged in the private sector and 15.8 percent in the government sector compared with 82.7 percent and 17.3 percent nationally. Within the private sector, the largest components are education and health services accounting for 17.4 percent of total employment, professional and business services with 11.9 percent, retail trade 10.5 percent, and 14.6 percent engaged in goods-producing industries.

Bond Ratings

Three major credit rating agencies, Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch Ratings ("Fitch"), assign ratings to Minnesota's long-term general obligation bonds. As of September 2011, Moody's, S&P and Fitch assign ratings of Aa1, AA+ and AA+, respectively, to Minnesota's long-term general obligation bonds. The ratings of Moody's, S&P, and Fitch represent their respective opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon, and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In September 2011 S&P lowered the rating it assigns to Minnesota's long-term general obligation debt to AA+ from AAA, indicating that the "...state's ongoing reliance on nonrecurring measures to balance its budget..." was among the factors in reaching its decision. It is not possible to determine whether or the extent to which Moody's, S&P, or Fitch will change its respective rating on California general obligation bonds in the future.

Budgeting Process

Minnesota operates on a biennial budgeting process. The biennium begins on July 1 of odd-numbered years. In each odd-numbered year the governor proposes, and the legislature acts upon, the Operating Budget, often called the Biennial Budget, for the State of Minnesota. This budget is for a two year period. This budget includes expenditures for education, roads and bridges, technology, health care, public safety, housing, natural resources, agriculture, economic development, higher education, as well as dollars to state agencies, and local units of government. In even-numbered years Governors usually propose Supplemental Budget revisions to the Biennial Budget which are then acted upon by the Legislature.

Revenue and expenditure forecasts are performed in February and November of each calendar year. Forecasts are performed for the biennium during which the forecasts are made and for next succeeding biennium. Based upon the results of these forecasts, the Governor may recommend revenue and expenditure changes that are then recommended to the Legislature. In addition, the Legislature may, also based on these forecasts, approve budget changes.

The February and November forecasts for the biennium during which the forecasts are made are used to evaluate if the State is on track to finish that biennium with a balanced budget, and may be used by the Governor and the Legislature to revise the budget for that biennium.

The November forecast in even-numbered years for the next succeeding biennium becomes the basis for the Governor's budget recommendations for that biennium. All subsequent February and November forecasts for that biennium supplement and revise the original even-numbered year November forecast with more current data, and the Governor may use these forecasts to submit modifications to the budget that was developed from the original even-numbered year November forecast.

General Fund

The General Fund accounts for all financial resources except those required to be accounted for in another fund.

Cash Flow Account. The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The amount and use of funds in the Cash Flow Account is governed by statute.

Budget Reserve Account. The Budget Reserve Account was established in the General Fund, as a special account (separate from the Cash Flow Account) that serves as a savings account to be used to offset budget shortfalls during economic downturns. Funds in the Budget Reserve Account may be spent in the event that projected General Fund receipts will be less than forecast, and the amount of resources available for the remainder of the biennium will be less than needed to cover authorized spending. Funds in the Budget Reserve Account may be used, after consultation with the Legislative Advisory Commission, to the extent needed to balance expenditures with revenues. The amount and use of funds from the Budget Reserve Account and its replenishment are governed by statute.

Balanced Budget. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium. Options for dealing with a projected deficit are provided for in statute. Borrowing for cash flow purposes within a biennium is allowed; however, revenues for the entire biennium plus any balances carried forward from the previous biennium must be greater than or equal to expenditures for the entire biennium.

If a forecast shows a shortfall for the General Fund for the then existing biennium, the Commissioner of Management and Budget shall use funds and reduce the Budget Reserve Account as needed to balance revenues with expenditures. If there are not enough funds in the Budget Reserve Account to balance the General Fund in the current biennium, the Commissioner of Management and Budget, with the consent of the Governor and after consulting with the Legislative Advisory Commission may also reduce outstanding appropriations, commonly referred to as "unalloting."

If a forecast shows a shortfall for the General Fund for the next succeeding biennium, the Governor's budget recommendations must propose revenue and/or expenditure changes in order for the budget for that biennium to be in balance at the end of that biennium.

Revenue and Expenditure Forecasting

The State's biennial budget appropriation process relies on revenue and expenditure forecasting as the basis for establishing aggregate revenue and expenditure levels. Revenue forecasting for the State is conducted within Minnesota Management & Budget (MMB) by the Economic Analysis Division. Expenditure forecasts for the State are prepared by MMB based on current annual budgets and on current cash expenditure estimates provided by State agencies responsible for significant expenditure items. In addition to the forecasts prepared for the Legislature before the commencement of each new biennium, forecasts are updated periodically through the biennium. Based on each revenue and expenditure reforecast, MMB prepares a new cash flow analysis for the biennium.

Forecasting Risks: Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policy underlie these forecasts. In the forecast it is assumed that existing federal tax law will remain in place and that current federal budget authority and mandates will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

Forecasts of individual income tax receipts are based on forecasts of national production, employment, and corresponding wage and salary earnings, by industrial sector. The forecasts are then entered into an economic model of Minnesota maintained by MMB. State forecasts of employment by major industry sector as well as wage and aggregate earnings are obtained from this model. Aggregate annual earnings are used, in turn, to forecast calendar year tax liabilities through a micro-simulation of the State's individual income tax. Calendar year liabilities are converted into fiscal year income tax revenues, with regard given to the timing of withholding tax receipts, quarterly estimated payments, refunds and final payments.

Capital gains realizations have become an increasingly volatile and important share of Minnesota's income tax base. Minnesota capital gains are forecast using an econometric model which relates the increase in taxable capital gains to the underlying growth in household wealth and to changes in inflation and in the real growth rate of the economy. Federal tax variables are also included. The model is designed to allow capital gains realizations to move gradually toward an equilibrium rate of realizations instead of adjusting instantaneously to a shock in model variables.

Corporate income tax receipts are forecast using a forecast of major variables affecting pre-tax corporate profits. The volatility of corporate profits and the various loss carry-forward and carry-back provisions make this the most difficult revenue source to forecast.

Sales tax receipts are estimated on the basis of a forecast of the sales tax base. The historical base is constructed largely on the basis of national data for items that would be subject to tax if sold in Minnesota. This data is then allocated to Minnesota on the basis of Minnesota's share of national income and employment to arrive at a Minnesota-specific base, which is then calibrated to historical collections. Using national forecasts of sales of taxable items and allocating them to Minnesota on the basis of forecasts on Minnesota's share of national income and employment the base is extended into the future to forecast collections.

2011-2013 Biennium: February 2011 Forecast

The State's February 2011 Forecast revised General Fund revenues and expenditures projected for the 2011-2013 Current Biennium. In total, forecast changes improved the Current Biennium by $1.160 billion, reducing the projected budget deficit to $5.020 billion. This forecast provided the basis for legislative actions enacting the initial budget for FY 2012-13.

Revenues: General fund revenues for the Current Biennium were forecast to total $33.330 billion, $887 million (2.8 percent) more than November's estimates. The forecast for income, corporate, sales and other miscellaneous General Fund taxes increased; however, more than half of the additional revenue came from the individual income tax. About two-thirds of the additional income tax revenue came from changes in the capital gains forecast. Capital gains income is a small and highly volatile part of Minnesota's income tax base. Revenues for the Current Biennium were expected to be $2.668 billion (8.7 percent) above the projections for the Previous Biennium.

Expenditures: General Fund expenditures for the Current Biennium were forecast to be $39.021 billion, $9 million below November's forecast. Small net decreases in K-12 education ($24 million), property tax aids and credits ($12 million) and health and human services spending ($8 million) were partially offset by a $39 million projected increase in debt service due to higher interest rates, resulting in lower premiums.

The growth in forecast spending for K-12 was lowered slightly reflecting slightly lower pupil unit growth. Health and human services spending was reduced due to lower than expected rates paid to managed care plans on behalf of Medical Assistance Families and Children enrollees ($64 million) even as estimates for average monthly enrollment increased for Medical Assistance for Adults without Children ($49 million). A reduction in property tax aids and credits estimates reflected a decrease in property tax refunds due to lower than previously projected property tax growth and slightly higher income growth. This decrease was partially offset by higher projected spending on market value credits due to slower than expected housing value growth.

Reserves: Reserve levels remained unchanged from earlier projections. The state's cash flow account continued to have a projected balance of $266 million and the budget reserve a $9 million balance.

2011-2013 Current Biennium Spending Compared To 2009-2011 Previous Biennium

Based on the February 2011 forecast, General Fund spending for the 2011-13 Current Biennium was forecast to be $39.021 billion. When compared to the Previous Biennium's projected spending of $30.171 billion, the nominal spending increase biennium to biennium is 29.3 percent.

However, forecast spending growth is materially distorted by one-time spending reductions that occurred in the 2009-2011 Previous Biennium. The one-time actions, primarily replacing General Fund spending with federal stimulus funding, the K-12 aid payment shift and one-time expenditure reductions, balanced the Previous Biennium's budget deficit, but resulted in a projected Current Biennium shortfall of $5.766 billion at the end of the 2010 Legislative session.

The one-time savings in the Previous Biennium coupled with a requirement to buy back the K-12 payment shifts to 90-10 in the Current Biennium, collectively distort underlying growth figures. Adjusting for one-time federal stimulus savings ($2.302 billion), K-12 payment shift savings ($1.883 billion), and current law buy back of the K-12 payment shifts in the 2011-2013 Current Biennium ($1.382 billion), Current Biennium expenditures would be $37.639 billion. The underlying, adjusted spending growth was 9.6 percent higher than spending in the Previous Biennium. The projected growth in spending was matched against an 8.7 percent projected increase in revenues for the biennium.

2011 State Government Shutdown

The Legislature and the Governor failed to reach an agreement on a budget for the 2011-2013 Current Biennium by the May 23, 2011 statutory end date for the legislative session. Only an Agriculture omnibus appropriations bill was enacted. As a result, budgets to continue state government operations for the Current Biennium were not enacted prior to the beginning of the Current Biennium. A state government shutdown started on July 1st and lasted 20 days through July 20. Critical state operations, primarily limited to programs directly affecting life, safety, and protection of property and certain operations for which appropriations had been made, were continued on the basis of Ramsey County District court orders. The Court appointed a special master to review petitions by affected parties and allowed the state to set up temporary authorized funding for a 31-day period to honor its known financial obligations and provide services related to critical life safety functions.

Approximately eighty percent of state funding fell into this category. Major health and human services programs, education institutions, and local aid recipients all anticipated and received continued state support-in addition to direct state services provided for corrections, public safety and state institutions. Other state institutions, such as the higher education systems, had independent revenue sources and authorities which allowed them to continue to operate.

The most significant impact was approximately 20,000 state employee layoffs which affected regulatory, licensing, highway construction and other services directly delivered by the state. The State incurred additional costs related to preparing for the shutdown, maintaining critical services, staffing and personnel, post-shutdown return and recovery costs, minor permanent revenue loss and other programmatic costs. The costs of the shutdown were partially offset by savings related to the decreased state services provided during the shutdown.

The economic impact of the shutdown is expected to be minimal as state tax collections continued to be processed during the period. A temporary increase in state unemployment, accompanied by the temporary reduction in private sector employment related to highway construction and state building projects are expected to have only a marginal impact.

2011 First Special Legislative Session

After 14 days of state government shutdown, the Governor and legislative leadership reached a tentative budget agreement for the 2011-2013 Current Biennium on July 15. The Governor called a one-day special session on July 19 and the Legislature passed a total of 12 bills enacting the budget for the Current Biennium. The Governor signed all bills on July 20, and state services resumed on July 21, 2011, ending the 20-day state government shutdown.

The enacted budget resolved the $5.020 billion projected budget deficit without increasing state taxes. Over one-third of the budget solution reflected permanent expenditure reductions. The budget solution also reflected one-time actions including extending and increasing the K-12 school aid payment shifts, using proceeds from bonds secured by tobacco settlement receipts, transferring resources from other funds and reducing budget reserves. In total, $5.035 billion in revenue, expenditure and reserve changes were enacted in the Current Biennium to address the $5.020 billion projected General Fund budget deficit, leaving a projected General Fund balance of $15 million.

Revenues: General fund revenues for the Current Biennium are now forecast to total $33.724 billion, $394 million (1.2 percent) more than February's estimates. The majority of the change from forecast estimates is due to the release of corporate and sales tax refunds, federal conformity, net tax compliance revenues of $72 million and transfers to the General Fund ($86 million).

Expenditures: General fund expenditures for the Current Biennium are now projected to be $34.339 billion, $4.677 billion (12.0 percent) less than forecast estimates. Permanent expenditure reductions totaled $1.977 billion. One-time actions including extending and increasing the K-12 school aid payment shift to a 60-40 percent basis ($2.208 billion) and using proceeds from authorized bonds secured by tobacco settlement receipts to reduce debt service payments ($640 million) provided significant reductions to Current Biennium expenditures. The largest reductions in projected spending occurred in health and human services ($966 million), tax aids and credits ($638 million), and higher education ($351 million). Debt service payments in the Current Biennium are reduced by $648 million, almost entirely due to using tobacco bond proceeds to pay estimated debt service payments.

Reserves: General Fund reserves were reduced by $180 million in the enacted budget. A $9 million balance in the budget reserve was eliminated, while the cash flow account was reduced from $266 million to $95 million.

The upcoming November 2011 Forecast will provide final revenue and expenditure information for the 2009-2011 Previous Biennium and a revised forecast for the 2011-2013 Current Biennium.

2013-2015 Next Biennium

Planning estimates for the 2013-2015 Next Biennium are based on the February 2011 forecast adjusted for legislative action. The planning projections contain revised revenue and expenditure estimates for the Next Biennium based on the most recent information about the national and State economic outlook, caseloads, enrollments, and cost projections, as amended to reflect legislative enactment of the budget for the 2011-2013 Current Biennium. The projection methods are different for the Next Biennium and the longer-term estimates carry a higher degree of uncertainty and a larger range of potential error.

The actions taken during the 2011 Legislative Sessions to adopt the budget for the Current Biennium significantly affectthe projections and estimates for the 2013-2015 Next Biennium. Nearly two-thirds of the budget solution reflected one-time actions including extending and increasing the K-12 school payment shifts, using proceeds from bonds secured by tobacco settlement receipts, transfers from other funds and a reduction in reserves. In part, the positive budget impact of these changes does not continue into the 2013-2015 Next Biennium.

As a result, General Fund revenues for the 2013-2015 Next Biennium are forecast to grow by $1.572 billion (4.7 percent) over estimates for the 2011-2013 Current Biennium. Expenditures are projected to grow by $2.848 billion (8.3 percent). The $1.9 billion gap between ongoing revenues and spending projected for the 2013-2015 Next Biennium has decreased by $2.5 billion from $4.4 billion estimated in February 2011.

Revenues: General Fund revenues for 2013-2015 Next Biennium are forecast to total $35.296 billion, $1.572 billion (4.7 percent) higher than estimates for the 2011-2013 Current Biennium. The individual income tax is the major source of revenue growth in the 2013-2015 Next Biennium. Sales tax receipts and the corporate franchise tax are both expected to grow by 7.4 percent and 10.0 percent respectively compared to the 2011-2013 Current Biennium. Future performance of the national and state economy in the 2011-2013 Current Biennium will significantly impact the 2013-2015 Next Biennium's revenue projections.

Expenditures: Projected spending in the 2013-2015 Next Biennium is forecast to total $37.187 billion, $2.848 billion (8.3 percent) above estimates for the 2011-2013 Current Biennium. Health and human services' spending is 19.9 percent ($568 million) of the projected growth in the 2013-2015 Next Biennium; however, health and human services' spending is only projected to increase 5.0 percent over the 2011-2013 Current Biennium. The $1.5 billion projected increase in K-12 education (53 percent of the projected growth) largely reflects artificially low spending in the 2011-2013 Current Biennium due to one-time savings of deferring the repayment of the 2011-2013 Current Biennium school payment shift and expanding the shift to a 60-40 percent payment schedule. $726 million (25.5 percent) of the estimated growth is in debt service, mostly due to the one-time action of using tobacco bond proceeds to pay debt service.

Reserves: Reserves were reduced in the 2011-2013 Current Biennium and remain unchanged for planning levels in the 2013-2015 Next Biennium. The Cash Flow Account has a $95 million balance and the Budget Reserve Account has a zero balance.

The February 2012 forecast will provide revised estimates of General Fund revenue and expenditures for the 2013-2015 Next Biennium. Subsequent legislation in the 2012 Legislative Session will also impact the 2013-2015 Next Biennium's projections, as will forecasts in November 2012 and February 2013.

General Fund Revenue Sources

The State's principal sources of non-dedicated revenues are taxes of various types. A description of the major taxes is set forth below.

Income Tax: The income tax rate schedules for 2010 consist of three income brackets having tax rates of 5.35 percent, 7.05 percent and 7.85 percent. The tax brackets are indexed annually for inflation, as measured by the National CPI. The base of the tax is federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $347. In addition, the State tax code contains a refundable child care credit, a working family credit, and an education credit all targeted at low income parents.

Sales and Use Tax: The sales tax rate of 6.875% is applicable to most retail sales of goods with the exception of food, clothing, and drugs. Purchases made by non-profit organizations and the federal government and school districts are exempt. In November 2008, Minnesota voters voted to amend the constitution to raise the sales tax rate beginning on July 1, 2009 by 3/8 of 1 percentage point. The proceeds from the incremental increase are dedicated to funds other than the General Fund for the purpose of protecting the environment and preserving Minnesota's arts and cultural heritage. The new general statewide rate is 6.875%. The 3/8 of 1 percentage point increment will be in place through 2034.

Statewide Property Tax: A State general property tax is levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property, including cabins. Electric generation attached machinery and property located at the Minneapolis-St. Paul International Airport and the St. Paul Airport are exempt from this tax. The tax is levied at a uniform rate across the State. The levy amount is adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments prepared by the U.S. Bureau of Economic Analysis.

Corporate Franchise Tax: A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that in Tax Year 2011 gives an 90% weight to sales, an 5% weight to payroll and a 5% weight to property. Laws enacted in 2005 called for the weights to be incrementally adjusted each year, so that by 2014 the weight for sales will be 100%. The phase-in began in 2007. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax. Beginning in Tax Year 2002, Minnesota required 80% of federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from federal "bonus depreciation". A fee is imposed as a part of the franchise tax liability. The fee is in addition to the regular and alternative minimum tax. The amount of the fee is based on the sum of Minnesota property, payroll and sales and ranges to $5,000.

Insurance Gross Earnings Tax: A tax is imposed on the gross premium revenue of insurance companies at rates ranging from 1.0% to 3.0%.

Motor Vehicle Sales Tax: Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. For fiscal year 2011, 93.75% of the collections are dedicated to transportation related funds. Under a constitutional amendment adopted by the voters in 2006, all of the collections will be dedicated to transportation related funds beginning in fiscal year 2012.

Liquor, Wine and Fermented Malt Beverages Tax: Liquor is taxed at $5.03 per gallon. Wine is taxed at rates that vary from $.30 per gallon to $3.52 per gallon, depending on the alcohol content. Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer. A tax of 2.5% is imposed on alcoholic beverages sold at retail; this is in addition to the 6.875% sales tax on alcoholic beverages.

Cigarette and Tobacco Products Tax: The excise tax on cigarettes is 48 cents per pack. Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products. A 75 cents per pack health impact fee is imposed on cigarettes and a health impact fee of 35% is imposed on tobacco products. In lieu of a sales tax on cigarettes, a wholesale tax is imposed at rates, adjusted annually, to yield revenues equivalent to a 6.5% retail sales tax. The initial rate in 2005 was set at 25.5 cents per pack. The current rate is 35.6 cents per pack.

Estate Tax: The tax base is the federal gross estate less various exemptions and deductions. The tax may not exceed the State death tax credit, under prior federal law.

Mortgage Tax: A tax of 23 cents is imposed on each $100 dollars of debt secured by real property. Ninety-seven percent of the proceeds go to the State's General Fund and three percent to the county in which the property is located.

Deed Tax: A tax of .0033% per $500 or $1.65 for increments less than $500 of consideration is imposed on the transfer of real estate by any deed, instrument, or writing. Ninety-seven percent of the proceeds go to the State's General Fund and three percent to the county in which the property is located.

Legalized Gambling Taxes:

Pari-Mutuel Tax: A 6% tax is imposed on the takeout of pari-mutuel horse races at licensed tracks. The takeout is 17% of straight pools and 23% for multiple pools.

Lawful Gambling Tax: A 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance.

Pull-Tab and Tip Board Tax: A 1.7% tax is imposed on the "Ideal Gross" of each pull tab or tip board deal sold by a distributor. A deal is defined as each separate package, or series of packages, consisting of one game of pull-tabs or tip boards. In addition, a "Combined Receipts Tax", with rates ranging from 1.7% to 5.1% is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

Rental Motor Vehicle Tax: In addition to the general sales tax a 6.2 percent sales tax is imposed on the lease or rental, on a daily or weekly basis, of a passenger automobile, van or pickup truck.

Taconite and Iron Ore Occupation Tax: The base of the occupation tax is the value of the ore less expenses required to convert it into marketable quality. Beginning in tax year 2006, the rate of the tax was 2.45%. For purposes of the corporate franchise tax apportionment formula, transfers of ore are deemed to be Minnesota sales.

Health Care Provider Tax: A tax is imposed upon licensed nursing homes, hospitals, and health maintenance organizations, including a $2,815 tax per licensed nursing home bed, a 1.56% tax on the net patient revenue of hospitals (excluding Medicare revenue), and a 0.6% tax on the total premium revenue of health maintenance organizations.

Tabacco Settlement

On May 8, 1998, the State of Minnesota settled a lawsuit initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the calendar year and are scheduled into perpetuity. These amounts are adjusted based on volume of tobacco products sold and the Consumer Price Index as indicated in the settlement documents.

The State anticipates the issuance of tobacco securitization bonds to secure approximately $640,000,000 in net proceeds to provide financial relief for the General Fund in the 2011-2013 Current Biennium budget. Eligible expenditures may include General Fund working capital needs, capital expenditures otherwise paid by the State General Fund, and debt service payments paid by the State General Fund. Pursuant to Minnesota Statutes Special Session Laws 2011, Chapter 7, Article 11, Sections 16A.97, 16A.98 and 16A.99, the bonds may be issued as either tobacco securitization bonds or as State secured appropriation bonds. Following the issuance of the tobacco bonds, the State expects to have a significant reduction in the amount of tobacco settlement revenue available for purposes other than the payment of the tobacco securitization bonds in the 2013-2015 Next Biennium and thereafter.

Cash Flow Information

The Statutory General Fund is established in Minnesota Statutes, Section 16A.671, subdivision 3a, and is defined as follows: " *** all cash and investments from time to time received and held in the treasury, except proceeds of State bonds and amounts received and held in special or dedicated funds created by the constitution, or by or pursuant to federal laws or regulations, or by bond or trust instruments, pension contracts, or other agreements of the State or its agencies with private persons, entered into under State law."

The General Fund, special revenue funds, internal service funds, enterprise funds and capital projects funds make up the Statutory General Fund. Cash contained in the Statutory General Fund is available for State cash flow purposes. Major special revenue funds included in the Statutory General Fund include the Petro Tank Release, the State Airports, the Game and Fish, the Workforce Development, the Tobacco Use Prevention, the Workers Compensation, the Environmental Waste and the Northeast Minnesota Economic Development funds. Internal service funds, enterprise funds and capital project funds included in the Statutory General Fund include the MnSCU, the General Projects, the Risk Management, the Lottery Cash Flow and the State Operated Services Funds.

There are 43 funds within the Statutory General Fund. MMB manages short-term intra-fund borrowing within the Statutory General Fund, balancing the cash needs of various programs with actual daily receipts and disbursements. The State may, subject to certain limitations, issue certificates in anticipation of the collection of taxes levied for and other revenue appropriated to the Statutory General Fund for expenditure during the biennium.

The State secured a line of credit in the maximum amount of $600 million in the third quarter of 2010 to increase liquidity and assist in managing the fluctuations of forecasted state receipts and disbursements. The State extended the line of credit on July 1, 2011 for FY 2012. The State also intends to continue to utilize a variety of administrative tools to manage Statutory General Fund cash flow on a daily basis. Those tools may consist of, and are not limited to higher education institutions, and health care providers, as well as delays in remittance of certain corporate and sales tax refunds. The extent to which the line of credit is actually utilized to meet cash flow needs will be determined by the variance between estimated and actual receipts and the timing of major payments during any given month. The State has not drawn on the line of credit to date. The State currently has no short-term debt outstanding.

State Debt

As of October 12, 2011 Minnesota has outstanding $5,932,350 of general obligation bonds secured by a pledge of the full faith and credit and unlimited taxing powers of the state.

Contingent Liabilities

Standing Appropriations: Below is a description of standing appropriations from the General Fund. Pursuant to Minnesota law, each of these standing appropriations may be reduced or repealed entirely by a majority vote of the Legislature and is subject to unallotment under Minnesota Statutes, Section 16A.152.

Minnesota Department of Management and Budget. The 2009 Minnesota Legislature authorized, in Minnesota Statutes, Section 16A.81, the issuance of State certificates of participation ("COP's"). These COP's were issued to provide financing for (i) the development, acquisition, installation and implementation of a new statewide accounting and procurement system; (ii) the acquisition, development and implementation of an integrated tax software project and (iii) the payment of all fees and expenses incurred in connection to the issuance of the COP's. As of September 27, 2011, there are $73,980,000 of the COP's outstanding.

University of Minnesota. The Minnesota Legislature has approved State financial assistance for a 50,000-seat, on-campus football stadium for the University of Minnesota (the "U of M"). In 2006, the Legislature appropriated from the General Fund $10.25 million in each of not more than 25 years, beginning in 2008, to the U of M for the payment of revenue bonds issued by the U of M to finance the stadium. The U of M issued $137,250,000 in bonds for the stadium in December 2006, $122,785,000 of these bonds are still outstanding. The bonds mature in August 2029. Transfers from the General Fund to the U of M are conditioned upon satisfaction of certain requirements by the U of M.

The Minnesota Legislature has approved State financial assistance for up to four Biomedical Science Research Facilities for the U of M. In 2008, the Legislature appropriated from the General Fund amounts ranging from $850,000 to $15.55 million in each year beginning in 2010, for up to 25 years after certification of the last facility, to the U of M for the payment of revenue bonds issued by the U of M to finance the facilities. Transfers from the General Fund to the U of M are conditioned upon satisfaction of certain requirements by the U of M. The U of M issued $153,120,000 in bonds for the Biomedical Science Research Facilities in September 2010, of which $111,400,000 is State secured appropriation bonds. The U of M anticipates issuing approximately $100,000,000 in State secured appropriation bonds for the Biomedical Science Research Facilities in the fall of 2011.

Minnesota Housing Finance Agency (MHFA). The Minnesota Legislature created a program to finance the construction, acquisition, preservation, and rehabilitation of permanent supportive housing for individuals and families who are homeless or at risk of homelessness and of foreclosure or vacant housing to be used for affordable rental housing. In 2008, the Legislature appropriated from the General Fund up to $2.4 million per year in each of 20 years, beginning in 2009, to MHFA for the payment of qualified 501(c)(3) bonds issued by MHFA for affordable housing. MHFA issued $13,270,000 in bonds to finance this program in 2009 and an additional $21,750,000 in 2011.

Lease Purchase Financing For Equipment

The Commissioner of Management and Budget is authorized by Minnesota Statutes, Section 16A.85, to establish a master lease equipment financing program. Pursuant to this authority the Commissioner of Management and Budget has entered into master lease agreements providing for equipment financing and expects to continue this practice. As of September 27, 2011, $15,977,567 of principal is outstanding and unpaid under the master lease program. The master leases and the State's obligation to make rental payments thereunder are not general or moral obligation indebtedness of the State; rather the State is obligated to make rental payments thereunder only to the extent moneys are appropriated from time to time for this purpose.

Various State agencies, with the Commissioner of Management and Budget's assistance, have entered into individual equipment lease financing agreements from time to time for the purpose of financing the acquisition of equipment not financeable under the master lease statute. As of September 27, 2011, principal in the amount of $2,975,805 is outstanding and unpaid under such equipment leases. The nature of the State's obligation to make rental payments under these equipment leases is the same as under the master leases described above.

Lease Purchase Financing For Real Estate

On March 1, 2000, the City of Bemidji and the State entered into a Lease and Purchase Option Agreement. Under the Lease and Purchase Option Agreement, the City of Bemidji issued $8,275,000 of bonds to finance the design of and to construct, equip, and furnish a satellite laboratory in the City of Bemidji for use by the Minnesota Bureau of Criminal Apprehension. In September 2008 the city of Bemidji issued refunding bonds for this project. As of the date of this Official Statement, $5,645,000 of the bonds remain outstanding. Rental payments paid by the State will be used to pay debt service on the bonds. The savings on the debt service due to the refunding bond issue will reduce the State's annual rent payments. The State's obligation to make rent payments is not a general or moral obligation indebtedness of the State; rather the State is obligated to make rental payments only to the extent moneys are appropriated from time to time for this purpose. The Legislature has appropriated from the General Fund up to $700,000 per year in each of 20 years, beginning in 2002.

On November 1, 2002, the Port Authority of Saint Paul and the State entered into two separate Lease and Option to Purchase Agreements. Under the Lease and Option to Purchase Agreements, the Port Authority has agreed, under certain conditions, to issue bonds to finance the design of and to construct, equip, and furnish two office buildings and related parking facilities, and to lease the buildings and related parking facilities to the State. The buildings are approximately 400,000 square feet and 342,000 square feet in size. The amount of bonds sold to finance both of the facilities was $193,105,000, of which $149,260,000 is outstanding as of September 27, 2011. In August 2008 the amount of $3,210,000 was defeased thereby reducing the State's liability. The nature of the State's obligation to make rental payments under these Lease and Option to Purchase Agreements is the same as the Lease and Option to Purchase Agreement with the City of Bemidji described above. The Legislature appropriates an annual rental payment from the General Fund up to $13.5 million per year in each of 20 years, beginning in 2004.

School District Credit Enhancement Program

Minnesota Statutes, Section 126C.55 establishes a school district credit enhancement program. The law authorizes and directs the Commissioner of Management and Budget, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district and intermediate school district certificates of indebtedness issued under Minnesota Statutes, Section 126C.52, certificates of indebtedness and capital notes for equipment, certificates of participation issued under Minnesota Statutes, Section 126C.40 Subdivision 6, and school district and intermediate school district general obligation bonds, in the event that the school district or intermediate school district notifies the Commissioner of Education that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner of Education that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the General Fund to the Commissioner of Education the amounts needed to pay any warrants which are issued.

The amounts paid on behalf of any school district or intermediate school district are required to be repaid by it with interest, by a reduction in State aid payable to the school district or intermediate school district or the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. Furthermore, the State is subrogated to the rights of a school district or intermediate school district in federal interest subsidy payments, if any, relating to the interest paid by the State under this program, unless and until the State has been reimbursed by the district in full.

Under Minnesota Statutes, Section 126C.52, school districts and intermediate school districts are authorized to issue tax and State aid anticipation certificates of indebtedness in amounts not exceeding 75 percent of ad valorem taxes in the process of collection and 75 percent of State aids in the process of collection. As of September 27, 2011, there are approximately $561 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen month period. The State expects that school districts and intermediate school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

School districts and intermediate school districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than ten years, and are payable from school district and intermediate school district taxes levied within statutory limits.

Under Minnesota Statutes, Section 126C.40, Subdivision 6, certain school districts, with the approval of the Commissioner of Education, may issue certificates of participation in installment contracts for the purchase of real or personal property or in lease purchase agreements for the lease with option to purchase of real or personal property. Such certificates of participation, contracts and agreements are not general obligations of such school districts, but are payable from taxes levied annually in amounts necessary to pay the amounts due thereunder.

School districts and intermediate school districts are authorized to issue general obligation bonds only when authorized by school district and intermediate school districts electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district or intermediate school district for the years and in amounts sufficient to produce sums not less than 105 percent of the principal of and interest on the bonds when due. As of September 27, 2011, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2034, is approximately $11.4 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the 2011-2013 Current Biennium the total amount of principal and interest outstanding as of September 27, 2011 is $1.9 billion, with the maximum amount of principal and interest payable in any one month being $602 million.

The State has not had to make any debt service payments on behalf of school districts or intermediate school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts and intermediate school districts.

Minnesota Laws 2005, Chapter 152, Article 1, Section 39, as amended by Minnesota Laws 2006, Chapter 259, Article 12, Section 15, provides that the Commissioner of Iron Range Resources shall issue revenue bonds payable from certain taconite production tax revenues in a total principal amount of $15,000,000, plus costs of issuance relating thereto, for the purpose of making grants to school districts located in the taconite relief area or taconite assistance area, as statutorily defined, to be used by such school districts for health, safety, and maintenance improvements. Bonds issued under this program are debt obligations subject to the school district credit enhancement program, provided that advances made by the State are not subject to the provisions of the school district credit enhancement program requiring the levy of an ad valorem tax by affected school districts in order to repay the State. The Commissioner of the Iron Range Resources issued $15,145,000 of the bonds in July, 2006 and as of September 27, 2011, $11,175,000 of the bonds are outstanding.

City and County Credit Enhancement Program

Minnesota Statutes, Section 446A.086 (formerly Section 373.45), establishes a city and county bond credit enhancement program. The law authorizes and directs the Commissioner of Management and Budget, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Minnesota Public Facilities Authority ("MPFA") to pay debt service coming due on: (a) county general obligation bonds, bonds to which the general obligation of a county has been pledged, and certain lease obligations, to provide funds for the construction of (i) jails, (ii) correctional facilities, (iii) law enforcement facilities, (iv) social services and human services facilities; (v) solid waste facilities; or (vi) qualified housing development projects; or (b) city or county general obligation bonds to provide funds for the construction, improvement, or rehabilitation of (i) wastewater facilities, (ii) drinking water facilities, (iii) stormwater facilities, or (iv) any publicly-owned building or infrastructure improvement that has received partial funding from grants awarded by the Commissioner of Employment and Economic Development related to redevelopment, contaminated site cleanup, bioscience, small cities development programs, and rural business infrastructure programs, for which bonds are issued by the MPFA under Minnesota Statutes, Section 446A.087. As of September 27, 2011, the MPFA has $941,375,000 Clean Water Revolving Fund Revenue Bonds outstanding, $226,500,000 Drinking Water Revolving Fund Revenue Bonds outstanding, and $17,620,000 Transportation Revolving Loan Fund Revenue Bonds outstanding, for a total outstanding principal amount of $1,185,495,000. The principal amount of MPFA bonds issued and outstanding at anytime may not exceed $1,500,000,000, excluding bonds issued under Minnesota Statutes, Section 446.087.

To be eligible for the program, a city or county must have entered into an agreement with the MPFA, which requires notifications to the MPFA by the city or county or paying agent when funds are not sufficient to timely pay all or a portion of debt service on obligations issued under the program. The MPFA must notify the Commissioner of Management and Budget of potential defaults, and the Commissioner of Management and Budget then must issue a warrant and authorize the MPFA to pay to the bondholders or paying agent the amount necessary to pay in full debt service on credit-enhanced bonds when due. The law appropriates annually from the General Fund to the MPFA the amounts needed to pay any warrants issued by the Commissioner of Management and Budget for this purpose. The amount of debt outstanding under this program may not exceed $1,000,000,000.

The amounts paid on behalf of any city or county are required to be repaid to the State with interest, either through a reduction of subsequent State-aid payments or by the levy of an ad valorem tax, which may be made with the approval of the MPFA, or will be made mandatory by the MPFA if the State is not repaid in full by November 30 of the following calendar year. Furthermore, the State is subrogated to the rights of a city or county in federal interest subsidy payments, if any, relating to the interest paid by the State under this program, unless and until the State has been reimbursed by the city or county in full.

As of September 27, 2011, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2040, is approximately $529 million. More bonds are expected to be enrolled in the program and these amounts are expected to increase.

Based upon the bonds enrolled in the program, during the 2011-2012 Current Fiscal Year the total amount of principal and interest outstanding as of September 27, 2011, is $45 million with the maximum amount of principal and interest payable in any one month being $20.3 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments on behalf of cities or counties in the future. If such payments are made, the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the cities or counties.

Future Financings

The State does not anticipate issuing any additional general obligation bonds during the remainder of calendar 2011. The State does anticipate the issuance of the following transactions by State entities. Certain State agencies that issue bonds that have been granted financial assistance from the Legislature in the form of standing appropriations for debt service are considering future financings. The University of Minnesota anticipates issuing approximately $100,000,000 in bonds for the Biomedical Science Research Facilities in the fall of 2011.

In addition, the State anticipates the issuance of tobacco securitization bonds to secure approximately $640,000,000 in net proceeds to provide financial relief for the General Fund in the 2011-2013 Current Biennium budget. Eligible expenditures may include General Fund working capital needs, capital expenditures otherwise paid by the State General Fund, and debt service payments paid by the State General Fund. Pursuant to Minnesota Statutes Special Session Laws 2011, Chapter 7, Article 11, Sections 16A.97, 16A.98 and 16A.99, the bonds may be issued as either tobacco securitization bonds or as State secured appropriation bonds. Currently, the State anticipates the issuance of tobacco securitization bonds for all or a portion of its needs prior to December 1, 2011.

Litigation

1. Tort Claims. Payment of Tort Claims against the stet is made from funds appropriated by the Minnesota Legislature to agencies for their general operations to the extent such funds are available without actually hindering the operation of the agency; from appropriations of dedicated receipts if practicable; or from funds appropriated for the payment of Tort Claims. The Tort Claims appropriations for each of the fiscal years ending June 30, 2012 and June 30, 2011, are $761,000.

2. 35W Bridge Collapse. On August 1, 2007, the 35W interstate bridge over the Mississippi River collapsed. Thirteen people were killed, and approximately 145 injured. The bridge, which opened in 1967, was designed by a private contractor under contract with the state of Minnesota and was inspected and maintained by the Minnesota Department of Transportation ("MnDOT"). The state has received 186 Notices of Tort Claim arising from the collapse of the 35W bridge. The Minnesota Legislature enacted a Compensation Fund codified in Minnesota Statutes, Section 3.7391 et seq., and appropriated $36,640,000 for payments to representatives of decedents and claimants who were on the 35W bridge at the time of the collapse. A panel of three attorneys determined the amount of payments. All 179 claimants accepted payments from the Compensation Fund and the emergency relief fund in the aggregate amount of about $37 million on the condition that they waived the right to sue the state for additional recovery. However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the state, and a construction company that was performing work on the bridge at the time of the collapse. The state has been third-partied into this litigation which is venued in Hennepin County state court. Although the state's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged. The state has brought third party claims against the other defendants seeking recovery of the $37 million paid to claimants by the statutory compensation fund, the emergency relief fund and for state's damages associated with the collapse. The state's claim against the construction company performing work on the bridge at the time of the collapse has been settled for $1 million. The state's claim against the company which had performed inspections and analysis of the bridge has been settled for $5 million. The state is pursuing a claim against the company that designed the bridge. The Minnesota Supreme Court is reviewing lower court rulings that would permit the state's claim to proceed.

3. ACS State and Local Solutions, Inc. v. State of Minnesota, through its Commissioner of the Department of Human Services. In May, 2003, the Minnesota Department of Human Services ("DHS") entered into a software development contract with an entity known as SSi North America. Under the contract, SSi was to develop and deliver a web-based software program known as "HealthMatch," intended to combine and automate certain evaluation and decision-making tasks regarding eligibility for several health care assistance programs administered by DHS. The HealthMatch contract was subsequently assigned to Albion, Inc., which was owned by SSi, and later, the assets of Albion, Inc., including the HealthMatch contract, were purchased by ACS State and Local Solutions, Inc. Initially, the contract was to continue until May, 2005, but as difficulties arose with regard to completion of the software, it was eventually extended to May, 2008. In March, 2008, DHS determined that satisfactory progress toward completion was not being made and terminated the contract. ACS filed suit on September 9, 2008, claiming damages in excess of $50,000 based on breach of contract, quantum meruit (just compensation for work performed), and unjust enrichment. While denying liability, DHS estimated that a decision favorable to plaintiff ACS could result in an impact on the General Fund in excess of $15 million. The court granted in part DHS?s motion for summary judgment and dismissed ACS?s claims for quantum merit and unjust enrichment. Discovery responses and an expert report provided by ACS indicated a claim for $19,000,000. ACS and DHS reached a mediated settlement of this litigation on March 4, 2011, pursuant to which DHS paid ACS $7,250,000 of the remaining contract amount and all other claims by each party were thereby settled. The parties entered into a settlement agreement and mutual release in the weeks following the mediation. DHS made final payment on or about March 29, 2011.

4. Alliance Pipeline, L.P. v. Commissioner of Revenue, et al. (Minnesota Tax Court). Alliance operates a natural gas pipeline company and owns and operates property throughout 13 Minnesota counties. In mid-October 2009, Alliance filed an appeal in Minnesota Tax Court challenging the Commissioner's 2009 assessment of Alliance's natural gas pipeline property in Minnesota. The legal issues in this appeal are very similar to the legal challenges raised in the Minnesota Energy Resources Corp. appeals below. Alliance challenges the assessment asserting that the Commissioner has failed to correctly determine the market value of the property as defined by Minnesota Statutes, Section 272.03, Subdivision 8. Alliance also challenges Minnesota Rule 8100 to the extent it exceeds the Commissioner's statutory authority arguing that it creates a valuation process which does not value utility property at its fair market value. Alliance also challenges the rule as unconstitutional in violation of the Equal Protection Clause, the Uniformity Clause and the Due Process Clause of the Minnesota Constitution and the Equal Protection and Due Process Clauses of the U.S. Constitution. Alliance also alleges the Commissioner's assessment violates the Commerce Clause of the U.S. Constitution. Alliance has now appealed the Commissioner's assessment for tax years 2010 and 2011.

5. Minnesota Energy Resources Corp. v. Commissioner of Revenue (Minnesota Tax Court). The plaintiff, a natural gas pipeline corporation, appeals the market valuations made of the pipeline corporation's real, personal and operating property subject to assessment in 53 counties in Minnesota. The separate appeals for tax years 2008, 2009, and 2010 are consolidated. The pipeline corporation argues: (1) that the Commissioner has failed to correctly determine the market value (as defined in Minnesota Statutes, Section 272.03, Subdivision 8) of the pipeline's property in Minnesota and in its determination has employed methods which overstate the market value and arrived at a value in excess of market value; and (2) that the pipeline's property in Minnesota was unfairly and unequally assessed compared to property in the same class and the property of similarly situated taxpayers in violation of Minnesota Statutes, Section 273.11, the Equal Protection Clause; the Uniformity of Taxation Clause (art. X, sec. 1) and the Due Process clause of the Minnesota Constitution and the Equal Protection and Due Process Clause of U.S. Constitution. The apportionable 2008 market value for this property is $126 million. A new rule governs calculation for the 2009 tax year. MERC objects to both the old and new Rules. Specifically, MERC disagrees with how the capitalization rate is calculated, the fact that external obsolescence is not included in depreciation, the weighting of cost factors and claim that the property tax assessments are not applied evenly throughout Minnesota. MERC has now appealed the Commissioner's tax assessment for tax year 2011.

6. Electric Cooperative Assessment Cases (Minnesota Tax Court). This series of separate appeals filed against the Commissioner of Revenue in Tax Court currently involves 15 electric coops (with likely 7 more to be filed soon for a total of 22 cases). Each electric cooperative has appealed the Commissioner's assessment of sales tax for varying periods generally ranging from 2003 through 2006. Each electric cooperative estimates costs for its members as it bills those members throughout the year and collects sales tax based on those estimates. At year's end, if the cooperative has charged members in excess of the actual costs, it issues patronage adjustments in the form of "capital credits" to the members for the difference in cost. After doing so, the appellants filed for a refund in the sales tax paid on the difference between the actual and estimated costs. The Department initially paid the refunds to each appellant but later issued assessments for the amounts that had been refunded. Citing Minnesota Rule 8130.1100, Subpart 5 (stating that when part of contribution is credited back to patron's capital account after sale, credited amount is included in taxable sales price), the Department denied each appellant's administrative appeal. The state filed Returns and Answers in 13 of these files on August 9, 2010. There are an estimated 44 electric coops in the state who are similarly situated to the 15 (soon to be 22) electric coops who have filed appeals in Tax Court. The total financial potential impact to the state of the Commissioner losing the legal issue in these cases is approximately $20.9 million in one-time refunds with an on-going annual impact of $4.2 million.

7. The Home Insurance Company v. Special Compensation Fund, and Minnesota Department of Labor and Industry (Ramsey County District Court). The Home Insurance Company ("Home") seeks a declaration that it is entitled to reimbursement from the Special Compensation Fund (special revenue fund) for certain workers' compensation payments Home has made. Home, which is in liquidation, seeks the reimbursement to which it claims it is entitled under the state's workers? compensation scheme, and without recourse to the General Fund. Defendants Minnesota Department of Labor and Industry and Special Compensation Fund have denied Home's requests for reimbursement, raising various statutory defenses and stating that Home is not entitled to reimbursement under the law. Home claims it is entitled to $21 million in past and future reimbursements. Summary judgment motions of both parties were heard in May 2010. Defendants asked to have Plaintiffs' complaint dismissed. The district court granted partial summary judgment in favor of the plaintiff in the amount of $7,265,246, and denied summary judgment as premature as to future payments on qualifying claims. The state is considering options, including appeal. Mediation was unsuccessful. The State's motion for clarification of the grant of partial summary judgment is pending before the district court. The State will still have the option to appeal the district court grant of partial summary judgment after the court decides the motion for clarification.

8. Jensen, et al. v. METO, et al. (U.S District Court). Parents/guardians of several patients/former patients of the Minnesota Extended Treatment Options ("METO") program allege violations of various state and federal constitutional and statutory rights because of alleged misuse of restraints and seclusion of people committed in part because of developmental disabilities and seek class action status, money damages and injunctive relief. A tentative settlement on monetary issues was reached (with the state contributing $2.8 million) but a settlement has not been finalized. A settlement on monetary issues (with the state contributing $2.8 million) was reached between the parties. The settlement agreement was filed and preliminarily approved by the federal district court on June 23, 2011. The parties expect to complete the class notice and claims process by the end of calendar 2011 and then receive final approval by the court.

9. Meriwether Minnesota Land & Timber LLC, et al. v. State of Minnesota, et al. Plaintiffs, six large paper and timber companies, enrolled thousands of acres of forest land in a program created pursuant to the Sustainable Forest Incentive Act (SFIA), Minnesota Statutes section 290C.01 et. seq. (2010). Under the SFIA program, landowners receive annual incentive payments if they enroll land in the program and abide by the program's conditions. The legislature capped the 2010 SFIA incentive payment at $100,000. Plaintiffs challenge the constitutionality of this cap, and allege that they are entitled to payment under the prior statutory formula. Plaintiffs allege claims of breach of contract and promissory estoppel, unconstitutional impairment of contract, unconstitutional taking, and violation of equal protection. Plaintiffs claim that they are entitled to a $7.7 million incentive payment for 2010. The State has filed a motion to dismiss and Plaintiffs have filed a motion for partial summary judgment. The district court has taken the motions under advisement. The 2011 legislature amended the SFIA to repeal the statutory formula and provide for an incentive payment of $7 per acre, subject to a cap of $100,000. Plaintiffs have scheduled a motion for hearing on November 8, 2011 to amend their complaint and for partial summary judgment. Since Plaintiffs have not yet filed their motion papers regarding the November 8, 2011 hearing, it is unclear how much money they are seeking with respect to the 2011 legislation.

10. Meriwether Minnesota Land & Timber LLC, et al. v. State of Minnesota, et al. Plaintiffs, six large paper and timber companies, enrolled thousands of acres of forest land in a program created pursuant to the Sustainable Forest Incentive Act (SFIA), Minnesota Statutes section 290C.01 et. seq. (2010). Under the SFIA program, landowners receive annual incentive payments if they enroll land in the program and abide by the program's conditions. The legislature capped the 2010 SFIA incentive payment at $100,000. Plaintiffs challenge the constitutionality of this cap, and allege that they are entitled to payment under the prior statutory formula. Plaintiffs allege claims of breach of contract and promissory estoppel, unconstitutional impairment of contract, unconstitutional taking, and violation of equal protection. Plaintiffs claim that they are entitled to a $7.7 million incentive payment for 2010. The State has filed a motion to dismiss and Plaintiffs have filed a motion for partial summary judgment. The district court has taken the motions under advisement. The 2011 legislature amended the SFIA to repeal the statutory formula and provide for an incentive payment of $7 per acre, subject to a cap of $100,000. Plaintiffs have scheduled a motion for hearing on November 8, 2011 to amend their complaint and for partial summary judgment. Since Plaintiffs have not yet filed their motion papers regarding the November 8, 2011 hearing, it is unclear how much money they are seeking with respect to the 2011 legislation.

11. Swanson, et al. v. State, Public Employees Retirement Association, Minnesota State Retirement System, Teachers Retirement Association (PERA, MSRS,TRA ), et al, (Ramsey County District Court). The district court granted summary judgment to the State on all issues and dismissed the plaintiffs' complaint. Plaintiffs had until September 6, 2011 to appeal. No appeal was filed by the deadline. (See Recent Pension Legislation and Litigation, below.)

Minnesota Defined Benefit Plans

The State has three major state-wide retirement systems that cover most of the public employees of the State and its counties, municipalities and school districts. These systems are the Minnesota State Retirement System ("MSRS"), the Public Employees Retirement Association ("PERA") and the State Teachers' Retirement Association ("TRA," and collectively, the "State Systems"). The State Systems were established by the Legislature in 1929 through 1931 to collect the contributions of employees and employers and to pay benefits to retired public employees and their beneficiaries. The State is the primary employer for MSRS, and is only a minor employer in the PERA and TRA plans. The State also makes non-employer contributions to certain plans and makes contributions to certain local governments to assist them with their pension funding obligations.

Statutory Funding Requirements Minnesota's defined benefit retirement plans are financed in several ways, including employee contributions, contributions from State agencies for their covered employees, contributions from local political subdivisions, and direct State appropriations. For substantially all of the defined benefit plans, both the employee and employer make a contribution to the plan based on a percentage of the plan member's salary. Each fund's financing requirement is determined by a specific formula established in State law. The statutory funding formulas are not always consistent with the calculated actuarial requirements. No assurance can be provided that the formulas will not change in the future.

The following tables present summary data on Minnesota's defined benefit retirement plans where (i) the State acts as an employer (ii) provides non-employer general government contributions to a State System plan, and (iii) provides non-employer general government contributions to local defined benefit retirement plans governed by State statutes.

Funding Status Summary Analysis for Certain Minnesota Defined Benefit Pension Plans as of June 30, 2010 ($ in MIllions)
		Actuarial Value
	Actuarial Accrued Liability	Actuarial value of Assets (AVA)	Unfunded Actuarial Accrued Liability (UAAL)	Funding Ratio

1. Funds For Which the State Has Custodial Responsibility
 Minnesota State Retirement System (MSRS):
 - State Employees Retirement Fund
- Correctional Employees Retirement Fund
- State Patrol Retirement Fund
- Judges Retirement Fund
- Legislators Retirement Fund
- Elective State Officers Fund

	$10,264 962 683 241 86 4	$8,960 604 567 145 27 0.2	$1,304 $247 $116 $96 $59 $4	87.30% 70.95% 83.00% 60.16% 31.10% 5.66%
Subtotal	$12,129	$10,303	$1,826
Public Employees Retirement Association (PERA): - General Employees Fund - PERA Police & Fire Fund - Minneapolis Employees Retirement Fund - Local Correctional Service Fund	17,181 5,964 1,286 248	13,127 5,188 844 242	4,054 776 442 6	76.40% 87.00% 65.62% 97.25%
Subtotal Teacher's Retirement Assocation (TRA):	$24,679 $22,082	$19,401 $17,323	$5,278 $4,759	78.45%
Subtotal	$58,890	$47,027	$11,863
2. Other funds to Which the State Contributes Local Police & Fire Asocations St. Paul Teachers' Retirement Fund Duluth Teachers' Retirement Fund	779 1,472 313	586 1,001 255	193 471 58	75.22% 68.05% 81.66%
Subtotal	$2,564	$1,842	$722
TOTAL	$61,454	$48,869	$12,585

Funding Status Summary Analysis for Certain Minnesota Defined Benefit Pension Plans as of June 30, 2010 ($ in MIllions)
	Market Value			Membership
	Market Value of Assets (MVA)	Unfunded Liability	Funding Ratio	Active Members	Other Members

1. Funds For Which the State Has Custodial Responsibility
 Minnesota State Retirement System (MSRS):
 - State Employees Retirement Fund
- Correctional Employees Retirement Fund
- State Patrol Retirement Fund
- Judges Retirement Fund
- Legislators Retirement Fund
- Elective State Officers Fund

	$7,693 525 489 126 27 0.2	$2,571 $326 $194 $115 $59 $4	74.95% 61.71% 71.54% 52.46% 31.10% 5.66%	48,494 4,268 848 312 47 0	50,360 3,437 977 309 448 16
Subtotal	$8,860	$3,269		53,969	55,547
Public Employees Retirement Association (PERA): - General Employees Fund - PERA Police & Fire Fund - Minneapolis Employees Retirement Fund - Local Correctional Service Fund	11,339 4,454 844 211	5,842 1,510 442 37	66.00% 74.68% 65.62% 84.93%	140,389 11,002 143 3,521	239,672 9,871 4,445 3,942
Subtotal Teacher's Retirment Assocation (TRA):	$16,848 $14,917	$7,831 $7,165	67.55%	155,055 77,356	257,930 88,260
Subtotal	$40,625	$18,265		286,380	401,737
2. Other funds to Which the State Contributes Local Police & Fire Asocations St. Paul Teachers' Retirement Fund Duluth Teachers' Retirement Fund	598 815 192	181 657 121	76.77% 55.40% 61.34%	167 3,837 1,054	1,577 6,326 2,317
Subtotal	$1,605	$959		5,058	10,220
TOTAL	$42,230	$19,224		291,438	411,957

Recent Pension Legislation and Litigation.

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In the 2011 Special Legislative Session the legislature passed a minor omnibus pension bill that was signed into law by the Governor. Included in the bill were modifications to the post retirement adjustments for the St. Paul Teacher's Retirement Association that will reduce future liabilities and language permitting voluntary merger of the Minneapolis Firefighters Relief Association and the Minneapolis Police Relief Association with the Public Employee's Police and Fire Retirement Plan (PERA-P&F).

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The 2010 pension bill provided numerous financial stability provisions intended to reduce future unfunded liabilities for the Minnesota State Retirement System (MSRS), the Teachers' Retirement Association (TRA), the Public Employees Retirement Association (PERA), and the Duluth Teachers Retirement Fund Association (DTRFA). Provisions include a change in future retirement benefit increases for all MSRS, all PERA, TRA, and DTRFA plans. The MSRS State Patrol Plan, PERA general, the PERA police and fire, TRA, and plans also include both employer and employee contribution rate increases. Various other provisions including a change in refund interest rate, change in deferred annuities augmentation rate and increased vesting periods are included for some plans as a means to reduce future unfunded liabilities.

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The 2010 legislation also provided for the administrative consolidation of the closed Minneapolis Employee Retirement Fund (MERF) and the Public Employees Retirement Association (PERA). MERF assets and liabilities are to remain separate from PERA until fiscal year end market value of assets of the MERF account equals or exceeds 80 percent of the actuarial accrued liability of the MERF account. The legislation also increases the annual State contribution to the MERF account from $9,000,000 annually to $22,750,000 in each FY 2012 and 2013 and $24,000,000 each year thereafter through FY 2031. Beginning in FY 2013 the annual additional employer supplemental contribution will be a minimum of $27,000,000 and a maximum of $34,000,000.

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The 2010 legislature passed into law an early retirement incentive for eligible State employees. The incentive includes up to 24 months of health insurance payments in to a health care savings account for an employee who is granted the incentive. This provision is at the discretion of both the employee's agency and the Commissioner of Management and Budget. In April 2011, Minnesota Management and Budget released a report detailing the results of the Legislature. In all, 1030 (1008 executive) employees used the incentive resulting in an estimated FY 2011 - 2013 executive branch all funds savings of $46.7 million.

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The 2010 legislation extended the amortization date for MSRS State Employees Retirement Fund from 2020 to 2040.

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Swanson, et al. v. State, Public Employees Retirement Association, Minnesota State Retirement System, Teachers Retirement Association (PERA, MSRS,TRA ), et al, A class action lawsuit was filed in May 2010, against the State's pension funds challenging 2009 and 2010 legislative changes made to the annual cost of living adjustment for pension benefits. The district court granted summary judgment to the State on all issues and dismissed the plaintiffs' complaint. Plaintiffs had until September 6, 2011 to appeal. No appeal was filed by the deadline.

Postemployment Benefits Other Than Pensions

Other postemployment benefits (OPEB) are available to state employees and their dependents through a single-employer defined benefit health care plan, as allowed by Minnesota Statutes, Section 43A.27, Subdivision 3 and Section 471.61, Subdivision 2a, and required under the terms of selected employment contracts. All pre-age 65 state retirees with at least 5 years of allowable pension service who are entitled at the time of retirement to receive an annuity under the state retirement program are eligible to participate in the state's health and dental insurance plan until age 65. Retirees not eligible for an employer subsidy must pay 100% of the premiums to continue receiving coverage. These employees are allowed to stay in the active employee risk pool with the same premium rate and are, therefore, subsidized by the insurance premiums rates for active state employees, resulting in an implicit rate subsidy. As of July 1, 2008, there were approximately 2,400 retirees participating in the state's insurance plan under this provision.

The state also subsidizes the health care and dental premium rates for certain employees, primarily conservation officers, correctional officers at state correctional facilities, and state troopers through an explicit rate subsidy under terms of selected employment contracts. If the retiree terminates employment prior to age 55, the employer's premium contribution rate is frozen at the date of the employee's retirement and is payable by the state until the retiree is age 65. The retiree is responsible for any other portion of the premiums. If the retiree terminates employment at age 55 or later, the employer contributes the active employee's premium rate each year until the retiree is age 65. Coverage ends at the retiree's attainment of age of 65. As of July 1, 2008, there were approximately 950 correctional and law enforcement retirees receiving an explicit rate subsidy. The state does not issue a separate financial report for its OPEB plan.

The contribution requirement of plan members and the state are established and may be amended by the state legislature or through selected employment contracts, which are negotiated every other year. The required contribution is based on a projected pay-as-you-go basis. For fiscal year ended June 30, 2010, the state contributed $33.1 million to the plan. Plan members receiving benefits through the implicit rate subsidy contributed $17.1 million through their average required contribution of $447 per month for retiree-only coverage and $1,315 for retiree-family coverage.

The state's annual other postemployment benefit (OPEB) cost (expense) is calculated based on the annual required contribution (ARC) of the employer, an amount actuarially determined in accordance with the parameters of GASB Statement No. 45 "Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions." The ARC represents a level of funding that, if paid on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded actuarial liabilities over a thirty year amortization period using a 4.75% discount rate. For year ending June 30, 2010, the state's ARC is $75,483,000.

As of July 1, 2008, the most recent actuarial valuation date, the actuarial accrued liability (AAL) for benefits and the unfunded actuarial accrued liability (UAAL) was $755 million. The actuarial value of assets is zero as no assets have been deposited into an irrevocable OPEB trust for future benefits. The covered payroll (annual payroll of active employees covered by the plan) was $2.8 billion, and the ratio of the UAAL to the covered payroll was 27 percent.

Postemployment benefits other than pensions are available to certain employees of the State, under terms of their employment contract, upon retirement at age 55. The employees involved are primarily conservation officers, correctional counselors at State correctional facilities, and highway patrol officers. If these employees elect retirement at age 55, the State pays the employer's share of health insurance benefits until the employees reach age 65. As of July 1, 2010, the most recent actuarial valuation, the unfunded actuarial accrued liability was $799 million, and is being amortized over a 30-year amortization period. The estimated annual required contribution for the period ended June 30, 2011 is $164 million.

North Carolina Municipal Obligations

The following highlights some of the more significant financial trends and issues affecting North Carolina and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of February 2, 2011. Wells Fargo Bank has not independently verified any of the information contained in such resources but is unaware of any fact that would render such information inaccurate.

North Carolina is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,619 square miles. The State's population as of April 1, 2010 was 9,535,483, ranking 1O,h in the nation. During the period from 2000 to 2010, the State's estimated population increased by 1,486,170 or 18.5% (the 5,h largest increase among the states in actual numbers and the 6,h largest on a percentage basis). The State Demographer's Office estimates that North Carolina has eight cities with populations in excess of 100,000, including two cities with populations in excess of 250,000.

General Economic Factors

The State's major industry sectors are services, agriculture, trade, manufacturing, exports and tourism, but the military presence and housing starts are also important factors. During the period from 1999 to 2009, per capita income in the State grew from $24,473 to $34,711, an increase of 10.6% when adjusted for inflation. North Carolina's seasonally adjusted unemployment rate in October was 9.6%, down 0.1 percentage points from September. The decrease in the unemployment rate is due to discouraged workers dropping out of the labor force, not employment gains. The State's unemployment rate is 1.3 percentage point lower than it was in October 2009, but 4.7 percentage points higher than it was in December 2007.

The sectors within the State with the most employment decline since December 2007 are: Manufacturing (down 99,900); Construction (down 79,900); Trade, Transportation, Warehousing and Utilities (down 64,100); and Professional & Business Services (down 24,000). Two sectors have experienced gains: Education and Health Services (up 15,900) and Government (up 31,900). Compared to October 2009, North Carolina has experienced an increase in employment of 26,000 nonfarm payroll jobs.

Service: The service industry sector is the single largest job segment of the State's economy and constituted approximately 41.0% (1,580,500 jobs) of the State's total nonfarm employment in May 2010. This industry includes a broad base of occupations throughout the State, including legal services, educational services, accommodation and food services, health services and technology services. Employment in service industries increased by 14,100 between October 2009 and October 2010. One major component of the State's service economy is the Research Triangle Park (the "Park"), located within Wake and Durham Counties. It is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh. The Park's primary objective is to attract research-related institutions to the area. The Park currently contains more than 170 organizations, including International Business Machines Corporation, GlaxoSmithKline, Cisco Systems, MCNC (formerly Micro Electronics Center), RTI International (formerly Research Triangle Institute), the United States Environmental Protection Agency, and the National Institute of Environmental Health Services. The research institutions in the Park employ over 42,000 full time knowledge workers and an estimated 10,000 contract employees.

Agriculture: Agriculture is another basic element of the State's economy. In calendar year 2009 North Carolina's agricultural industry, including food, fiber and forest, contributed over $74.3 billion to the State's economy, and accounted for 18% of the State's income. Gross agricultural income was $10.9 billion in 2009, placing the State eighth in the nation in gross agricultural income and seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 26.4% of gross agricultural income in 2009, followed by the pork industry at approximately 20.4%, nursery and greenhouse products at approximately 8.8% and the tobacco industry at approximately 8.1%. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, turkeys and Christmas trees sold, and third in processing cucumbers.

Trade - The trade sector is an integral part of the State's economy, employing more than 18.4% of the State's total nonfarm employment in October 2010. This industry sector includes wholesale and retail trade, transportation, warehouse, and utilities.

Manufacturing - The State's economy has historically enjoyed a strong manufacturing base. As of October 2010, employees of manufacturing firms constituted 11.1% of the total nonfarm employment, down 3.7 percentage points from 14.8% in 2005. Manufacturing jobs in the traditional sectors of textiles and apparel have declined due to competition in international markets. These sectors, however, accounted for only 1.2% of total nonfarm employment in June of 2010. While North Carolina remains the national leader in the textile sector, textile and apparel sector employment has declined from 29% of total goods-producing sector (Natural Resource, Mining, Construction, and Manufacturing) in June 1990 to 7.7% as of June 2010, reflecting the growing diversification of the State's economy.

Exports - North Carolina was the sixteenth largest exporter among the 50 states in 2009 and exports have steadily increased since the beginning of 2010. The total value of goods exported by firms in the State rose 15.9% to $6.1 billion in the first quarter of 2010, when compared to the $5.3 billion expected in the first quarter of 2009.

Tourism - Travel and tourism are a major industry in North Carolina and significant to the State's economy. Travel and tourism revenues contributed over $15.6 billion to the State's economy in 2009, an increase of 7.4% over 2008. The North Carolina travel and tourism industry supports more than 183,800 jobs, which directly and indirectly represented 4.8% of total nonfarm employment for 2009.

Military - A significant military presence in North Carolina contributes further to the diversity of the State's economic base, as evidenced by research findings. The 2008 research model determined that 7% of the State's 2007 Gross State Product (total goods and services), or $23.4 billion, is attributed to the military sector in North Carolina. The major military installations in North Carolina are Camp Lejeune Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base.

Housing - Although remaining mostly flat from the previous year, authorization of privately owned housing units remains strong in North Carolina. In 2009 North Carolina ranked third in the nation in new housing units authorized by building permits with 29,289, behind Texas (71, 119 and Florida 29,491). In the ten months through October 2010, North Carolina ranked fourth with 29,588 permits, behind Texas (72, 441), California (34,157) and Florida (33,857).

Financial Factors

General Fund

Revenue Structure. The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund; the Highway Fund; and the Highway Trust Fund. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle license tax and fees, which are collected by the Department of Transportation. These are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax. The taxes described below produce a majority of the State's tax revenue.

Individual Income Tax: State income tax due is computed under a multi-tiered bracket system with tax rates of 6%,7%, and 7.75%. Additionally, a temporary income tax surtax is imposed on individuals who meet certain income requirements for tax years beginning on or after January 1, 2009, and before January 1, 2011. The surtax is a percentage (2% or 3% depending on NC taxable income level and filing status) of state income tax payable prior to consideration of withholding, payments, or tax credits. The North Carolina Constitution limits the maximum individual tax rate to 10% of net income.
 Corporation Income Tax A tax is levied at the rate of 6.9% on net income of both foreign and domestic corporations. Additionally, a temporary income tax surtax of 3% of a corporation's tax payable prior to consideration of payments or tax credits is imposed for tax years beginning on or after January 1, 2009, and before January 1, 2011. Net income is derived by making certain adjustments to the federal taxable net income of corporations. Corporations having income from both within and outside of the State apportion their income according to a three-factor formula based on payroll, sales (double weighted) and value of property. Alternative formulas may be utilized with the approval of the Secretary of Revenue. The North Carolina Constitution limits the maximum corporate tax rate to 10% of net income.

Corporation Income Tax: A tax is levied at the rate of 6.9% on net income of both foreign and domestic corporations. Additionally, a temporary income tax surtax of 3% of a corporation's tax payable prior to consideration of payments or tax credits is imposed for tax years beginning on or after January 1, 2009, and before January 1, 2011. Net income is derived by making certain adjustments to the federal taxable net income of corporations. Corporations having income from both within and outside of the State apportion their income according to a three-factor formula based on payroll, sales (double weighted) and value of property. Alternative formulas may be utilized with the approval of the Secretary of Revenue. The North Carolina Constitution limits the maximum corporate tax rate to 10% of net income.

Sales and Use Tax: A State general tax rate of 5.75% (reverting to 4.75% effective July 1, 2011, due to repeal of the temporary additional 1% rate) is levied on the sale or use or rental of tangible personal property, electronically delivered or accessed digital property, magazines delivered by mail, and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. The local rate is 2% for most counties, but with 17 counties (as of January 1, 2011) levying an additional 0.25%. A combined general rate of 8% (reverting to 7% effective July 1, 2011) applies to sales of telecommunications service, ancillary service, video programming services (direct-to-home satellite and cable), and to sales of spirituous liquor other than mixed beverages. Preferential tax rates are also levied on sales, use or rental of specific types of property and services, including boats and aircraft, manufactured/mobile homes, modular homes, residential electricity sales, and sales of electricity to commercial laundries or to pressing and dry cleaning establishments. Sales of electricity to farmers, manufacturing industries and manufacturing plants are exempt.

Principal items exempt from the tax include raw materials, containers, labels, packaging and shipping materials, baler twine, fertilizer and seed sold to farmers, feed, certain farm products, prescription medicines, and certain computer software. Food purchased for home consumption, with a few narrowly-defined exceptions, is exempt from the State sales tax. Motor vehicle sales and rentals and motor fuels are taxed under different schedules. Refunds of the tax are granted to the federal and local governments and other specified governmental entities; certain 501(c)(3) organizations; nonprofit hospitals; fire and emergency medical service volunteer organizations; certain qualified retirement facilities, a university-affiliated nonprofit organization that provides facilities for use by a constituent institution of the University of North Carolina system; major recycling facilities; certain low enterprise or development tier businesses; certain industrial facilities; utility companies; taxpayers engaged in analytical services; interstate passenger air carriers for taxes paid on fuel; railroad intermodal facilities; interstate carriers; and motorsports racing teams or motorsports sanctioning bodies. State agencies are granted refunds of local sales taxes paid. Local sales and use taxes are collected on transactions taxed at the general State rate.

Privilege Tax on Certain Machinery and Equipment: A privilege tax at the rate of 1% of sales price is imposed on manufacturers purchasing mill machinery, parts and accessories; major recycling facilities purchasing cranes, port and dock facilities, rail, and material handling equipment; research and development companies in the physical, engineering, and life sciences purchasing certain research and development equipment; software publishing companies purchasing certain equipment; and certain data centers purchasing computer equipment, cooling systems, or electrical equipment; and industrial machinery refurbishing companies purchasing parts or equipment. The maximum tax on a single article is $80. Fuel purchased by manufacturers to operate an industry or plant is exempt. Items subject to these privilege taxes are not subject to sales and use taxes. State agencies are exempt from this privilege tax.

Gross Receipts Tax on Motor Vehicle Rentals and Highway Use Tax on Motor Vehicle Sales: Gross receipts from long-term lease or rental of motor vehicles are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for Class A and B commercial vehicles and $1,500 for other recreational vehicles. A 3% highway use tax is levied on the retail sale of motor vehicles with a maximum ceiling of $1,000 for Class A and B commercial vehicles and $1,500 for other recreational vehicles. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles (same maximums per vehicle as described above) purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. Collections of the 8% tax from short-term rentals are credited to the General Fund and all collections of the two 3% levies are credited to the Highway Trust Fund.

Corporation Franchise Tax: A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. These bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State. A tax of 3.22% is levied on the gross receipts of electric power and light companies. Municipalities receive quarterly distributions equal to 3.09% of taxable gross receipts from sales of electric power within their jurisdictions during the preceding calendar quarter.

Piped Natural Gas Excise Tax: An excise tax is levied on piped natural gas on a declining block rate based on the number of therms of gas consumed in a month. The rate starts at 4.7¢ for the first 200 therms received and declines to 0.3¢ for the number of therms received in excess of 500,000. Sales of piped natural gas to manufacturers or to farmers to be used in their operations are exempt. Municipalities receive quarterly distributions equal to one-half of the tax proceeds collected from customers within their jurisdictions during the previous calendar quarter.

Alcoholic Beverage Taxes: Liquor is sold in stores owned and operated by local ABC (Alcoholic Beverage Control) Boards where such stores are permitted by local governments. A tax at the rate of 30% of the sales price is levied by the State. Profits from operation of the stores are distributed to the county or municipality where the store is located. Beer is taxed at the rate of 61.7l cents per gallon. Wine is taxed at per liter rates as follows: fortified wine - 29.34 cents; unfortified wine - 26.34 cents. Counties and municipalities where beer and wine are sold receive on a per capita basis an annual distribution equal to the following percentages of the net amount of excise taxes collected on the sale of malt beverages and wine during the 12-month period ending March 31 each year: 20.47% (7.24% for period ending March 31, 2010) of beer tax revenue; 49.44% (18% for period ending March 31, 2010) of unfortified wine tax revenue; and 18% (6.49% for period ending March 31, 2010) of fortified wine tax revenue. Local elections may be held on the question of permitting the sale of liquor by the drink by qualified restaurants and clubs. An additional tax of $20 per four liters is levied on liquor purchased by restaurants and clubs for resale as mixed beverages, of which $9 remains with the local jurisdiction, $10 is distributed to the General Fund and $1 is dedicated to the North Carolina Department of Health and Human Services for alcohol or substance abuse rehabilitation.

Insurance Tax: A tax is levied on insurance companies based on gross premiums from business in the State at the following rates: (a) 0.74% additional tax for property coverage (10% of the gross premiums from insurance contracts for automobile physical damage coverage and 100% of the gross premiums from all other contracts for property coverage); (b) 2.5% for workers' compensation; and (c) 1.9% for all other policies including those of health maintenance organizations. Out-of-state insurers are also subject to a premium tax and must pay the higher of the rates that would apply to North Carolina insurers doing business in the home state or North Carolina tax rates. In addition to the gross premiums tax, various license taxes are levied on insurance companies and agents. In addition, a regulatory charge against the gross premiums tax liability is levied with proceeds used to finance operations of the Department of Insurance. The rate for the regulatory charge, which is set annually, is set at 6.0% of the gross premiums tax liability for calendar year 2010.

Estate Tax: - Under current law, which does not take into account the federal tax law adopted in December 2010, the North Carolina estate tax is equal to the state estate tax credit that was allowable under the Internal Revenue Code as it existed prior to 2002 but may not exceed the amount of the federal estate tax due or what would be due without a deduction for State estate taxes. With the new federal law reviving the estate tax for 2011 and 2012 with a lower than anticipated rate and a higher exclusion than anticipated, and adding alternatives for the estates of decedents dying in 2010, it is expected changes in the North Carolina estate tax will be enacted.

Tobacco Products Tax: - A 2.25-cent tax is levied on each cigarette (45¢ for each pack of 20, 56.25¢ for each pack of 25). Tobacco products other than cigarettes are subject to a tax of 12.8% of the cost of the products; of the net proceeds, an amount equal to 3% of the cost price of the products is credited to the General Fund with the remainder credited to the University Cancer Research Fund.

Other Taxes: Other taxes levied for support of the General Fund include a freight car tax, and various privilege taxes.

Non-Tax Revenue. Non-tax revenue includes, among other things, Tobacco Fund Settlement amounts and State Lottery proceeds.

Tobacco Fund Settlement: On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. The maximum that North Carolina could receive is approximately $4.6 billion over the first 25 years pursuant to the settlement agreement; provided, however, that the formulation of the actual amounts payable each year depends upon various factors, including the market share of such companies. Under the general framework established for the application of the proceeds of the national tobacco settlement funds, one-half of the receipts for each year are to be transferred to the Golden L.E.A.F. Foundation, a special non-profit corporation dedicated to assisting economic development in tobacco dependent regions of the State. The remaining half of the annual settlement receipts is deposited equally to two trust funds, the Tobacco Trust Fund, a special trust fund created to foster the vitality and solvency of the tobacco related segment of the State's agricultural economy, and the Health and Wellness Trust Fund, a special trust fund created to address the health needs of North Carolina. In certain years, tobacco settlement receipts ear-marked for the two Trust Funds have been diverted to the General Fund to fund a part of the budgetary deficits in those years.

Disputed Payments under the Master Settlement Agreement - A number of tobacco manufacturers that participate in the Tobacco Fund Settlement described above have determined to dispute a portion of their 2006 payment. Approximately $755 million of their total expected payments of $6.5 billion due in April 2006 was placed in a disputed payments account pending determination as to whether the participating states have diligently enforced the terms required by the settlement as contained in each state's statute. This dispute could result, if not decided in the State's favor, in approximately $18 million of the funds the State received in April 2006 being returned to the manufacturers in the form of a reduction of a future year's payment. Each year's payment after 2006 is subject to similar dispute and the amount of any year's potential return to the manufacturers would be based on sales numbers for the year in question.

State Lottery: North Carolina approved an education lottery in 2005. The net proceeds of the North Carolina State Lottery provide enhanced educational opportunities, support public school construction, and fund college and university scholarships. Lottery ticket sales began on March 3, 2006. Gross sales since start-up through October 31, 2010 totaled $5.350 billion, and the North Carolina State Lottery earned over $1.710 billion for educational programs and the State of North Carolina during that period.

Highway Fund and Highway Trust Fund

The State has an approximately 79,186-mile highway system, including roadways, rights-of-way, structures, signs, markings, traffic signals and ferry operations. The maintenance and preservation of the highway system absorbs a major portion of the State Highway Fund which dates back to 1921 and the imposition of the State's first tax on gasoline.

The North Carolina Highway Trust Fund was created by the General Assembly in 1989. Moneys in the Highway Trust Fund are used for a variety of highway and transportation purposes, including paying debt service on State general obligation bonds issued for highway purposes, and debt service of certain bonds of the North Carolina Turnpike Authority. In addition, in most of the years since its creation, the General Assembly has made transfers from the Highway Trust Fund to the General Fund.

Tax Revenues. The proceeds of the taxes hereinafter described are deposited in the Highway Fund and the Highway Trust Fund.

Motor Fuels Tax: The tax on motor fuels is 17.5¢ per gallon plus the greater of 3.5¢ per gallon or 7% of the average wholesale price determined semiannually by the Secretary of Revenue and stated as cents per gallon. In the 2009 Session of the North Carolina General Assembly, a floor was established so that the variable component of the motor fuels tax cannot go below the rate of 12.4¢ per gallon. The tax rate, based on the average wholesale price for the six months ending September 30, 2010, is 32.5¢ per gallon and is effective January 1, 2011. Refunds or exemptions are granted to the federal government, State and local governments and selected non-profit organizations. An amount equal to collections from 0.5¢ per gallon is transferred to funds created to pay the cost of certain environmental cleanup programs, 75% of the remaining net collections are deposited in the Highway Fund for highway purposes; the balance is deposited in the Highway Trust Fund for highway and other road construction purposes.

Highway Use Tax: For the privilege of using the highways, a tax of 3% is levied on the retail value of motor vehicles when purchased or titled in North Carolina. Collections, along with the 3% portion of the tax on gross receipts from motor vehicle rentals described above are deposited in the Highway Trust Fund.

Motor Vehicle License Tax: An annual license tax is levied at the rate of $28 per private passenger vehicle. The tax imposed on vehicles of common carriers of passengers and on property-hauling vehicles is based on weight. The tax on farm trucks is approximately one-half of the rate levied on private and contract haulers. Collections are deposited in the Highway Fund.

Non-Tax Revenue. The State places non-tax revenue from various sources in the Highway Fund. The most important source is federal aid. Other sources are interest on the investment of Highway Fund moneys and a gasoline inspection fee of ¼ ¢ per gallon. In addition, the Highway Trust Fund receives non-tax revenues generated by increases in fees charged for the issuance of certificates of title and other fee increases and all interest and income earned by the Highway Trust Fund.

Possible Changes in Tax Rates and Subjects and Non-Tax Revenue: Current tax rates and subjects for amounts deposited into the Highway Trust Fund and the Highway Fund may be subject to legislative or other change as described below. In addition, non-tax revenue therefore may be affected by legislative or other changes affecting the budget and related matters, including the availability of funds for investment and the accrual of investment earnings.

Financial Performance

The General Fund is the chief operating fund of the State. The fund deficit of the Genera1 Fund improved from negative $777.573 million at June 30, 2009 (as restated) to negative $114.168 million at June 30, 2010. For fiscal year 2010, total tax revenues increased by 13% due mostly to temporary tax increases enacted by the General Assembly. An individual income tax surcharge of 2% or 3% was imposed on taxpayers who meet certain income requirements for tax years beginning on or after January 1, 2009. A temporary increase in the general sales tax from 4.5% to 5.5% was imposed effective September 1, 2009. Additionally, the Department of Revenue began an internet resolution program and a restaurant program to bring taxpayers into compliance in reporting and paying sales and use taxes. A corporate income tax surcharge of 3% was imposed on corporations subject to income tax for tax years beginning on or after January 1, 2009. The increase in corporate income tax collections in a down economy is due to efforts by the Department of Revenue to generate additional revenue through its Resolution Initiative Project that was completed in December 2009. This project was designed to resolve all outstanding corporate and franchise tax issues for participating taxpayers.

During fiscal year 2010, the Gen era1 Fund recognized $1.961 billion in federa1 recovery funds, provided under the American Recovery and Reinvestment Act of 2009 (ARRA). ARRA includes two key funding streams for states: the State Fiscal Stabilization Fund (SFSF ) and increased federal participation in Medicaid (FMAP). The SFSF is a one-time federal appropriation intended to help stabilize state and local government budgets in order to minimize layoffs and disruptions in education and other essential public services. The FMAP is a temporary increase to states in the federal share of Medicaid costs. Each state's increase in FMAP is based on the increase in unemployment percentages for each quarter. The federal recovery funds were used to avoid deeper reductions in spending.

Because of the economic volatility in the State and nation and the need to exercise fiscal constraint, the Governor on August 14, 2009 issued Executive Order No. 21, Reduce Monthly Budget Allotments for the 2009-10 Fiscal Year. It ordered the Office of State Budget and Management to reduce monthly allotments by 5% of each State agency's certified budget. Special exceptions were provided for constitutionally mandated or entitlement programs as well as urgent situations related to direct classroom instruction, economic development opportunities, law enforcement, health care, and public safety. The North Carolina State Constitution requires the Governor to affect the necessary economies in expenditures to maintain a balanced budget.

One of the major budget drivers for the General Fund is the Medicaid Program. In fiscal year 2010, the Medicaid Program faced the challenges of a 6% increase in enrollment coupled with growing consumption by those individuals covered by Medicaid. In response, program changes were implemented to impact costs of services without any negative impact on clinical outcomes. The specific changes included modification of drug pricing to promote generic prescribing, consolidation of case management, elimination of certain mental health residential services, and selected policy changes to bring Medicaid practices in line with commercial plans. All changes were implemented to ensure continued access to quality services and compliance with federal maintenance of effort requirements.

During the 2007 legislative session, the General Assembly enacted Session Law 2007-323, a historical fiscal policy change that began a three-year phase-out of the financial participation of county governments in covering the cost of Medicaid.

The State's total revenues for governmental activities grew more rapidly than total expenses during fiscal year 2010. Revenues increased by 9.7% ($3.51 billion), while total expenses increased less than one percent ($33.48 million). The growth in revenues is attributable mainly to temporary tax increases enacted by the General Assembly and increases in federal recovery funds. On February 17, 2009 the U.S. Congress enacted the American Recovery and Reinvestment Act of 2009 (ARRA). A direct response to the economic crisis, the ARRA has three immediate goals: 1) create new jobs as well as save existing ones, 2) spur economic activity and invest in long-term economic growth, and 3) foster unprecedented levels of accountability and transparency in government spending. To help achieve these goals, the ARRA provides supplemental funding to states for budget stabilization entitlement programs, and other purposes. The ARRA specifies that funds be distributed over three years: 2009, 2010, an d 2011. In response to this legislation, the Governor established the North Carolina 0ffice of Economic Recovery and Investment to coordinate the State's handling of ARRA funds and state-level economic recovery initiatives. During the 2010 fiscal year, the State's governmental activities recognize d $2.4 billion of ARRA funds (federal recovery funds), which are included in operating grants and contributions (i.e., program revenues).

For fiscal year 2010, spending increases in the functional areas of health and human services and higher education were virtually offset by spending decreases in the State's other functional areas. The growth in health and human services is related to increased spending for Medicaid (the State's largest public assistance program). The State experienced higher enrollment in the Medicaid program due to increased unemployment and additional consumption of Medicaid services. The 2007 Session of the General Assembly enacted legislation requiring the State to assume the counties' share of the nonfederal share of Medicaid costs over a three-year period, beginning October 1, 2007, To provide resources to assume these costs, the legislation phases out the local sales tax by one-half cent and makes a corresponding increase in the State sales tax rate. As of July 1, 2009, the State assumed 100% of the county share of Medicaid, completing the phase-out of the county share. Because the State receives federal matching funds for the Medicaid Program , there was also a corresponding increase in operating grants and contributions (i.e., program revenues). Medicaid is a federal entitlement program, which means individuals found eligible for Medicaid have legal rights to receive services and cannot be denied coverage by the State. In North Carolina, Medicaid is administered by the State and counties and financed with federal and State funds. Medicaid serves as the State's safety net program for eligible individuals who lose jobs and health insurance coverage. As such, it is sensitive to economic volatility. Higher growth rates occur during years of economic distress and when major Medicaid expansions are enacted. Lower growth rates occur when the Medicaid-eligible population is stable or declining.

The growth in higher education funding is related to unanticipated enrollment increases, particularly in the Community College System, and by larger distributions of higher education bond proceeds in fiscal year 2010. Also, the increase can be attributed to operating costs of new buildings and increased financial aid. Higher education expenses are financed primarily by State appropriations. The North Carolina State Constitution provides that "the benefits of the University North Carolina and other public institutions of higher education, as far as practicable, be extended to the people of the State free of expense."

The net assets of the Unemployment Compensation Fund (Trust Fund) decreased from negative $299.281 million at June30, 2009 (as restated) to negative $1.701 billion at June 30, 2010. This decrease is directly related to the decline in the state and national economies. The state's unemployment rate was 10% in June 2010 compared to 11% in June 2009. The Trust Fund's operating margin (operating revenues less operating expenses) was negative $4.523 billion in fiscal 2010 compared to negative $2.177 billion in 2009. Unemployment benefit expenses increased 71.2% in fiscal year 2010 to $5.569 billion. Because of depleted cash balances, the Trust Fund borrowed funds from the U.S. Treasury, beginning in February 2009, to ensure uninterrupted payment of unemployment benefits. At June 30,2010, the repayable advances from the State's Federal Unemployment Account totaled $2.15 billion compared to $728.77 million at the previous fiscal yearend. These advances will be repaid with subsequent employer contributions. It is anticipated that this borrowing will continue through fiscal year-end of June 30, 2011. The advances from the U.S. Treasury are currently interest free through December 31,2010. Currently, discussions are taking place at the national level regarding a two-year extension of the interest free provision. A 20% surcharge on unemployment contributions, effective January 1, 2005 as required by statute, remained in effect during fiscal 2010. The surcharge is still in effect because the balance in the Trust Fund has not reached the trigger "off" level. During fiscal 2010, the federal government continued to provide various types of assistance to the unemployed:

1. The Emergency Unemployment Compensation program provided $2.486 billion in benefits.

2. Two programs continued in fiscal 2010 under the American Recovery and Reinvestment Act and provided the following benefits:
 a. The Federal Additional Compensation pro gram provides for an additional $25 a week to every benefit payment. This program totaled $448 million fiscal 2010.
 b. The Extended Benefit (EB ) and High Unemployment Period 100% programs provided payments that totaled $204 million fiscal 2010.

Budget Process

The State of North Carolina operates on a biennial budget cycle with separate annual departmental-certified budgets adopted by the General Assembly. The biennium begins on July 1 in odd-numbered years and ends on June 30 in odd-numbered years. The General Assembly customarily convenes in the second year of the biennium and makes adjustments to the budget previously enacted for that second fiscal year. The major special revenue funds, which are the Highway Fund and Highway Trust Fund, do not have annual appropriated budgets.

The State began to feel the effects of the national recession in the second half of fiscal year 2007 -2008. While North Carolina's revenue forecast for fiscal year 2008-2009 anticipated a slowdown, it did not expect a major recession. The global financial market collapse in September 2008 sent an already contracting economy into a severe recession, resulting in unprecedented declines of over 11% in fiscal year 2008-2009 General Fund revenues. The State balanced the 2008- 2009 budget by various cuts in expenditures, deferrals of certain capital improvements and the temporary increase in certain taxes.

Requirements For Balanced Budget

Constitutional Provision: The State Constitution details the duties of the Governor to prepare and recommend to the General Assembly a comprehensive budget of anticipated revenue and proposed expenditures of the State for the ensuing fiscal period. Furthermore, once a budget is enacted by the General Assembly, the Governor is required to administer this budget and ensure that the State does not incur a deficit during any fiscal period. To comply with this mandate the Governor must survey the collection of revenue and shall effect the necessary economies in the State expenditures whenever she determines that receipts during the fiscal period in question, when added to the beginning unreserved General Fund balance, will not be sufficient to meet budgeted expenditures.

State Budget Act: The State Budget Act ("SBA") sets out the procedures by which the State's budget is prepared, adopted and administered. The SBA requires the adoption of a balanced budget and G.S. 143C-4-1 provides guidance as to what constitutes a balanced budget. A budget for a fund is balanced when the beginning unreserved fund balance for a fiscal year, together with the projected receipts to the fund during the fiscal year, is equal to or greater than the sum of appropriations from the fund for that fiscal year. If the Governor finds that revenues to any fund, when added to the beginning unreserved fund balance in that fund, will be insufficient to support appropriations, the Governor shall immediately notify the General Assembly that a deficit is anticipated. Furthermore, the Governor shall report in a timely manner to the General Assembly a plan containing the expenditure reductions and other lawful measures that are to be implemented to avert a deficit. However, the North Carolina Constitution provides that any such reduction in appropriations to avert a deficit shall be made "after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms."

The State Constitution and statutory requirements for the State budget, in part for historical reasons, provide for the use of budgetary financial data rather than financial data presented in conformity with generally accepted accounting principles ("GAAP"). The differences between budgetary financial data and GAAP financial data include that budgetary funds are accounted for on a cash basis, rather than on a modified accrual basis, and there is a significant variance in the treatment of appropriated but unspent funds at the end of a fiscal period. The financial statements in Appendix B are GAAP statements.

Budget

The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 33.1% of the total State budget for fiscal year 2009-2010. The largest share of federal funds is designated to support programs of the Department of Health and Human Services. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety. Departmental receipts consist of revenues that are received directly by a department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 16.1% of the total State budget.

All funds presented to and reviewed by the General Assembly and approved in accordance with its procedures are considered "appropriated" or authorized by the General Assembly.

In June 2010, the General Assembly enacted legislation amending the original 2010-2011 fiscal year budget with adjustments that closed a projected cumulative budget gap of $1.3 billion. The reason behind this gap and the adjustments made are:

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Revenues Lower than Forecast: In April 2010, the General Assembly's Fiscal Research Division and the Office of State Budget and Management lowered the consensus revenue forecast for the 2010-2011 fiscal year by $703 million due to a downgraded economic forecast for the nation and the State's economy. Another $85 million loss from the estate tax was also anticipated because it is tied to the federal estate tax, which expired January 1, 2010. These changes (aggregating $788 million) reduced fiscal year 2010-2011 baseline revenue growth to 2.7% from 3.3%. In addition to the revised revenue forecast, the General Assembly made various adjustments to availability totaling $41.8 million. The most significant was a refundable income tax credit to small businesses whose gross receipts are less than $1 million.

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Appropriations and Expenditures: In the revised budget for the 2010-2011 fiscal year, appropriations were reduced from $19.6 billion to $18.95 billion. The net change in appropriations included (1) replacement of $563 million in State funds with additional federal Medicaid assistance, (2) budget reductions totaling $906 million, and (3) increased funding of $866 million to address unanticipated growth in Medicaid costs, a dramatic increase in higher education enrollment, economic development initiatives and other priorities. Because the State budget was enacted prior to Congressional approval of additional federal Medicaid assistance, the State budget legislation also directed the Governor to manage the non-realization of the federal assistance through a variety of budgetary actions.

2011-2012 General Fund Budget. Preliminary numbers for the State's fiscal year 2011-2012 budget, based in part on assumptions of modest revenue growth and expenditures for services at existing levels, show an approximate $3.7 billion gap between revenues and expenditures. This is derived from the need to replace $1.6 billion in expiring American Recovery and Reinvestment Act (ARRA) funds, $1.3 billion in taxes expiring on or before July 1, 2011, and $400 million in one-time reductions and transfers of fund balances, as well as the anticipated increased costs of existing programs at current levels. Additional pressures on the budget are:

(1) the continued borrowing from the Federal Unemployment Account at the Employment Security Commission, with interest thereon scheduled to begin in 2011 and the need to start addressing repayment;
 (2) the need for contributions to pension and other retirement systems and benefit plans at levels increased from prior years; and
 (3) the unfunded liability for a court judgment payable at $731 million (see Litigation below) and compensated absences of $420 million.

Notwithstanding such matters, it is expected and required by State law that actions be taken, through increases in revenues, the reduction of expenditures, extraordinary actions or some combination thereof, which will result in a balanced budget, with any reduction in appropriations required to avert a deficit only occurring after provision is made for payment of State debt.

State Indebtedness

General Obligation Debt: As of June 30, 2010 the State's outstanding general obligation bonded debt is $4.7 billion of general state purpose bonds and $528 million of highway general obligation bonds totaling $5.27 billion. The State has no authorized but unissued general obligation indebtedness. The State Constitution permits additional general obligation bonds to be issued without a referendum to the extent of two-thirds of the amount by which the State's outstanding indebtedness (defined for this purpose as general obligation bonds) shall have been reduced during the preceding biennium.

Special Indebtedness: Pursuant to the State Capital Facilities Finance Act, the State issues various types of debt that is not supported by the full faith, credit and taxing power of the State. Termed "Special Indebtedness", such debt is supported primarily by annual appropriations for debt service by the General Assembly, but may also be secured by a lien on facilities, equipment or other assets. Examples of Special Indebtedness include certificates of participation, lease-revenue bonds and limited obligation bonds. As of June 30, 2010 the state has $1.67 billion in special indebtedness outstanding. As of end-2010 the State has $1.59 billion of special indebtedness authorized but unissued.

As of June 30, 2010 State per capita indebtedness (general obligation plus special obligation indebtedness) of $727.70. For the fiscal year ended June 30, 2010, debt service due on the State's general obligation and special indebtedness represented 2.05 percent of fiscal 2010 General Fund expenditures.

Debt Affordability Advisory Committee: During the 2003-2004 Session, the General Assembly created a Debt Affordability Advisory Committee (Committee) to annually advise the Governor and the General Assembly on the estimated debt capacity of the State for the upcoming ten fiscal years. The Committee is responsible for preparing an annual debt affordability study and establishing guidelines for evaluating the State's debt burden. The Committee is required to report its findings and recommendations to the Governor, the General Assembly, and the Fiscal Research Division of the General Assembly by February 1 of each year. In February 2010, the State Treasurer completed the Debt Affordability Study for North Carolina. The Study provides the Governor and the General Assembly with a basis for assessing the impact of future debt issuance on the State's fiscal position and enables informed decision-making regarding both financing proposals and capital spending priorities. A secondary purpose of the Study is to provide a methodology for measuring, monitoring and managing the State's debt levels, thereby protecting, and perhaps enhancing North Carolina's bond ratings.

The Committee adopted the following target and ceiling guidelines as the preferred measure used to determine the amount of net tax-supported debt that can be prudently authorized by the State:

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Net tax-supported debt service as a percentage of general tax revenues should be targeted at no more than 4% and not exceed 4.75%;

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Net tax-supported debt as a percentage of personal income should be targeted at no more than 2.5% and not exceed 3.0%; and

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The amount of debt to be retired over the next ten years should be targeted at no less than 55% and not decline below 50%.

The definition of net tax-supported debt includes all outstanding and authorized but unissued general obligation bonds, special indebtedness, capital lease obligations, and any other such obligations that are payable from General Fund tax revenues. Net tax-supported debt excludes obligations of component units, Highway Fund debt paid from Highway Fund revenues, non tax-supported special indebtedness paid from non-General Fund supported trust funds, other self-supporting or non-tax supported debt such as revenue bonds, short term tax anticipation notes, and other postemployment benefits. The Study concluded that North Carolina has substantially exhausted its General Fund debt capacity until 2012, North Carolina's debt is considered manageable at current levels when compared to its peer group composed of other states rated "triple A" by all three rating agencies. Credit rating agencies consider a debt afford ability study as a positive fact or when evaluating issuers and assigning credit ratings.

Credit Ratings: Credit ratings are the rating agencies' assessment of a governmental entity's ability and willingness to repay debt on a timely basis, Credit ratings are an important factor in the public credit markets and can influence interest rates a borrower must pay. The State's general obligation bond credit ratings are as follows: Moody's Investors Service Aaa, Standard & Poor's Rating Services AAA, and Fitch Ratings AAA. These ratings are the highest attainable from all three rating agencies, The State's proactive responses and history of taking early action to mitigate the impact of revenue declines were recognized by the rating agencies. North Carolina remains one of only seven states to enjoy top-tier rankings from all three of the credit rating agencies. Special indebtedness is not subject to a vote of the people and its repayment is based on the State's annual debt service appropriation. For these reasons, special indebtedness is rated lower than the State's general obligation bonds and typically carries a higher interest rate.

Retirement and Pension Plans

The State reports a number of defined benefit public employee retirement plans and one defined contribution plan administered by the State. There are other defined contribution plans administered by a third party under the auspices of the State. The State may or may not make supplementary contributions to these plans. Although the assets of the administered plans are commingled for investment purposes, each plan's assets may be used only for payment of benefits to the members of the plans and for related administrative costs. The State also provides an optional retirement plan for certain university employees and a special separation allowance for eligible sworn law enforcement officers.

Each of the following three defined benefit plans involves employees of the State:

Teachers' and State Employees' Retirement System: Membership is comprised of employees of State agencies and institutions, including teachers and employees of the local boards of education, university and community college faculty and employees, and State-employed law enforcement officers. Total active member accounts estimated at December 31, 2009 amounted to 323,580, and in addition, there were 97,474 inactive members. Annuitants for December 31, 2009 totaled 156,791. Benefits accrue at the rate of 1.82% of the 4-year average compensation for each year of service. For the fiscal year beginning July 1, 2010, the system is funded by a member contribution of 6% of compensation and an employer contribution of 4.93%, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Consolidated Judicial Retirement System: Membership is comprised of judges, district attorneys and clerks of court. Total active member accounts estimated at December 31, 2009 amounted to 559 and in addition, there were 52 inactive members. Annuitants for December 31, 2009 totaled 529. Benefits accrue at the rates of 3.02%, 3.52% or 4.02% of final compensation for each year of service, depending on the status of members. For the fiscal year beginning July 1, 2010 the system is funded by a member contribution of 6% of compensation and an employer contribution of 15.11% of covered payroll, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Legislative Retirement System: Membership is comprised of members of the General Assembly. Total active member accounts estimated at December 31, 2009 amounted to 169, and in addition, there were 83 inactive members. Annuitants for December 31, 2009 totaled 270. Benefits accrue at the rate of 4.02% of final compensation for each year of service. For the fiscal year beginning July 1, 2010 the system is funded by a member contribution of 7% of compensation, in addition to investment income. No contribution was made by the State for the fiscal year beginning July 1, 2010 because the plan had a market value in excess of its liabilities. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Other Plans: In addition to the above retirement plans, the State administers the following pension and retirement plans. All are defined benefit plans except for the Sheriffs Supplemental Pension Fund which is a defined contribution plan. The other plans include the Fireman and Rescue Squad Pension Fund; the National Guard Pension Fund; the Legislative Retirement Fund; the Sheriff's Supplemental Pension Fund; Local Governmental Employees' Retirement System; and the Registers of Deeds' Supplemental Pension Plan. As of December 31, 2009, the total calculated unfunded actuarial accrued liability of these "Other Plans" was approximately $157.65 million, less than 1% of the asset value in the plans which had an unfunded liability.

Failure to Appropriate Annual Required Contributions: Effective July 1, 2010, for the Teachers' and State Employees' Retirement System, the State established an employer contribution rate of 4.93% of compensation. Of this, 1.36% was held until a determination was made as to whether federal funds for Medicaid would be received by the State. In August, 2010, those funds were authorized and the 1.36% and all subsequent payments were made to the Retirement System. This is still below the annual required contribution of 6.71%. The employer contributions to the Consolidated Judicial Retirement System and Firemen's and Rescue Squad Workers' Pension Fund will also be less than the respective annual required contributions. Absent unexpected investment returns or other facts at variance with current assumptions, not making the amounts calculated as the ARC at the very least will result in the continued existence of an unfunded accrued actuarial liability as of June 30, 2011. Whether such unfunded accrued actuarial liability is increased from the prior year will depend upon the amount of the contributions actually made, the actual investment return and other factors.

Other Post-Employment Benefits: The State administers two post-employment benefit plans, the Retiree Health Benefit fund and the Disability Income Plan. State contributions to such plans depend on actual investment return, whether the various other assumptions as to expenditures from the plans correspond to actual facts, and what amounts in excess of the payment of current costs, if any, the State has contributed in intervening years.

Retiree Health Benefits: The State retiree healthcare benefit is currently funded on a pay-as-you-go basis, with minimal additional accumulation of funds to pay the retiree health benefit. The projected unit credit method indicated an accrued liability of $33.322 billion for the retiree healthcare plan ($32.765 billion unfunded), with an annual required contribution of $3.019 billion. In the aggregate for the 2009-2010 fiscal year, the participating employers in the retiree healthcare plan funded OPEB costs of $678.8 million. For the fiscal year 2009-2010, the State and its Component Units, as employers in the cost-sharing, multiple employer plan, funded OPEB costs of $328.4 million for the retiree healthcare plan, its statutorily required contribution. Participating employers in the retiree health care benefit plan include the primary government State agencies, local education agencies (LEAs), the University of North Carolina, community colleges, and several local governments. In the 2006 Session of the General Assembly ratified Senate Bill 837 establishing that for employees first hired on and after October 1, 2006, and members of the General Assembly first taking office on or after February 1, 2007, future coverage as retired employees and retired members of the General Assembly is subject to the requirement that the future retiree have 20 or more years of retirement service credit in order to receive coverage on a noncontributory basis. Employees or members of the General Assembly with 10 but less than 20 years of retirement service credit are eligible for coverage on a partially contributory basis.

Disability Income Plan of North Carolina: Using the entry-age method, the actuarial report indicated an accrued liability of $492.7 million for the plan of which $140.1 million unfunded, with an ARC of $72.4 million for the 2009-2010 fiscal year. In aggregate for the 2009-2010 fiscal year, the participating employers in the disability income plan funded OPEB costs of $77.4 million. For the fiscal year 2009-2010, the State, as one employer in the cost-sharing multiple employer plan, funded OPEB costs of $37.9 million for the disability income plan, its statutorily required contribution. Participating employers in the Disability Income Plan of North Carolina include the primary government, State agencies, local education agencies, the University of North Carolina, and Community Colleges.

Litigation

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

Hoke County et al. v. State of North Carolina and State Board of Education - Right to a Sound Basic Education (formerly Leandro). In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. On July 30, 2004, the North Carolina Supreme Court affirmed the majority of the trial court's orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court's directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools. On December 14, 2001, the Superior Court of Wake County granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations to be applicable, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February, 2003. The North Carolina Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The case was remanded to Superior Court and on August 8, 2008 the Superior Court entered a judgment in the amount of $749.886 million. The court acknowledged, however, that the judicial branch did not have the power to force the State to satisfy the judgment and that any decision to do so would have to come from the legislature. It has been indicated to the school boards that the General Assembly will take the decision into account in its considerations for appropriations to the public schools and they have not attempted to enforce the judgment.

State Employees Association of North Carolina v. State; Stone v. State - Diversion of Employer's Retirement System Contribution. On May 22, 2001, the State Employees Association of North Carolina filed an action in Wake County Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and the North Carolina Court of Appeals affirmed this dismissal on December 3, 2002. The Supreme Court, on June 13, 2003, reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues raised but not addressed by the Court of Appeals. The Court of Appeals remanded the case to the Superior Court of Wake County without opinion and without considering any remaining issues. In June 2002, the Stone case was filed in Wake County Superior Court on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the Retirement System has been certified and the case is currently proceeding through class notification and toward trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The court's order found the diversion of funds to be in violation of the constitution, but did not direct any repayment of funds, reserving the question of repayment for consideration, if necessary after appeal of the constitutional issues. On August 5, 2008 the Court of Appeals affirmed the Superior Court order. Both sides gave notice of appeal and filed petitions for discretionary review with the North Carolina Supreme Court. On June 17,2009, the Supreme Court dismissed the appeals and denied the petitions for discretionary review. The case now returns to the Superior Court for consideration of damages. Because the General Assembly has repaid the principal amount withheld from the Retirement System, consideration will focus on lost interest and earnings, if any.

State of North Carolina v. Phillip Morris, Inc., et al., 98 CVS 14377 - Master Settlement Agreement ("MSA") Payments. On April 20, 2006, the State of North Carolina filed a Motion for Declaratory Order in the North Carolina Business Court against defendants Phillip Morris, Inc., R. J. Reynolds Tobacco Company, and Lorillard Tobacco Company. The Motion is seeking a declaration that (1) in 2003, North Carolina continuously had a Qualifying Statute in full force and effect and "diligently enforced" its provisions throughout that year in accordance with the MSA; (2) North Carolina is not subject to a Non-Participating Manufacturers' Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that North Carolina is subject to a Non-Participating Manufacturers' Adjustment for 2003. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of the 2003 MSA payment. On December 4, 2006, Judge Tennille allowed the defendant's motion to compel arbitration of these issues. The Court of Appeals upheld the Order, and the State's Petition to the North Carolina Supreme Court has been denied. The State is therefore now participating in a national arbitration process with the tobacco companies and all other MSA States. The State has retained its right to appeal the result of arbitration.

Pendergraph v. North Carolina Department of Revenue - Refund of Income Taxes. Taxpayers have filed a class action complaint and petition for judicial review with the North Carolina Business Court for a refund of income taxes on September 24, 2009. Taxpayers are pursuing a constitutional challenge to N.C. Gen. Stat. § 128-31 (1988), N.C. Gen. Stat. § 135-9 (1988) and N.C. Gen. Stat. § 105-134.6 (1988) which repealed the tax exemptions for state and local retirement benefits and subjected all state, local and federal benefits above $4,000 to tax. These amendments became effective for taxable years beginning on or after January 1, 1989. The Department of Revenue has filed a motion to dismiss, which is currently pending before the court. The amount at issue is not readily calculable, but it is likely to be in excess of $20 million dollars.

Pennsylvania Municipal Obligations

The following highlights some of the more significant financial trends and issues affecting Pennsylvania and its economy and is based on information drawn from official statements, government websites and other resources publicly available as of December 21, 2010. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

General Economic Factors

The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida, and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.8 billion in crop and livestock products annually. In 2009, agribusiness and food related industries reached export sales surpassing $1.5 billion in economic activity. Over 63,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in sales in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 77 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth's strategic geographic position. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both inter and intra state trade and commerce.

The Commonwealth is highly urbanized. Of the Commonwealth's 2009 mid-year population estimate of 12.6 million, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs")of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment. Non-agricultural employment in Pennsylvania over the 10 years ending in 2009 decreased at an average annual rate of 0.1 percent compared with a 0.1 percent rate for the Middle Atlantic region and 0.07 percent rate for the U.S. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 89.8 percent of total employment by 2009. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 10.2 percent of 2009 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2009, the services sector accounted for 47.0 percent of all nonagricultural employment while the trade sector accounted for 15.1 percent. Within the manufacturing sector of Pennsylvania's economy, which now accounts for about one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 13.8 percent of Pennsylvania manufacturing employment but only 1.4 percent of total Pennsylvania non-agricultural employment in 2009. Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.1 percent in 2009 compared to 4.3 percent annual unemployment rate in 2007. As of May 2010 Pennsylvania had a seasonally adjusted annual unemployment rate of 9.2 percent.

Personal Income. Personal income in the Commonwealth for 2009 is $498.8 billion, a decrease of 0.1 percent over the previous year. During the same period, national personal income decreased by 1.7 percent. Based on the 2009 personal income estimates, per capita income is at $39,578 in the Commonwealth compared to per capital income in the United States of $39,138.

Commonwealth Employees. Commonwealth employees are permitted to organize and bargain collectively. As of July 2009, 82 percent of the full-time salaried employees under the Governor's jurisdiction were covered by collective bargaining agreements or memoranda of understanding. Approximately 44 percent of state employees are represented by the American Federation of State, County and Municipal Employees ("AFSCME"). Approximately 62 percent of state employees, represented by the AFSCME, Pennsylvania Social Services Union and other unions, are covered by contracts effective July 1, 2007 and expiring on June 30, 2011. These contracts provide for a $1,250.00 one-time cash payment, which is equivalent to approximately 2.8 percent of the average employee salary in the first year of the contract, and ten percent salary increases over the last three years of the contracts. Interest arbitration awards cover five other unions. Two of the awards took effect on July 1, 2007 and expire on June 30, 2011 and provide a 13 percent increase over the four year term of the agreements. Another award runs from July 1, 2008 through June 30, 2011 and provides a 10 percent increase over the term of the contract. The fourth award establishes an agreement that runs from July 1, 2008 through June 30, 2012 and provides a 14 percent increase over a four year term. The remaining interest arbitration unit involves a contract that expired in 2007 and remains in negotiations. Table 4 presents the number of approved and filled positions under the Governor's jurisdiction on July 1st of the years 2005 through 2009.

Financial Factors

The following highlights some of the more significant financial trends and issues affecting Pennsylvania and its economy and is based on information drawn from official statements, government websites and other resources publicly available as of December 21, 2010. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Fiscal Organization. Each branch of the Commonwealth's government is responsible for its respective fiscal operations subject to restrictions embodied in the Constitution, the Administrative Code, and the Fiscal Code. Such restrictions are enforced and other central administrative functions are provided by five departments: the Office of the Budget ("OB"), the Office of Administration ("OA"), the Treasury Department, the Department of Revenue and the Department of the Auditor General. OB monitors the operation of the Commonwealth's departments, operates a central accounting system, compiles and publishes the Commonwealth's financial reports, assists in the preparation and publication of the budget, coordinates capital improvements and is responsible for the issuance of the Commonwealth's debt. OA is responsible for personnel policy and programs, management policy and organizational structure, data processing service, and electronic data processing policy and planning. The Treasury Department receives, invests and disburses all funds and maintains central cash records. The Department of Revenue administers the collection of most taxes. The Department of the Auditor General oversees the examination of the majority of financial transactions. Commissions, authorities and agencies that are both independent by statute and financially self-supporting, operate autonomously although their capital projects and financing are reviewed by OB and included in the capital budget.

The Budgetary Process. The Commonwealth operates on a fiscal year beginning July 1 and ending June 30. The budget process commences in September, nine months prior to the beginning of the fiscal year, as departments formulate their initial budgets in response to Program Policy Guidelines issued by the Governor and hold preliminary hearings with OB and other members of the Governor's staff. By November 1, formal budget requests are submitted to OB by all government departments and other institutions requesting appropriations. OB, under the direction of the Secretary of Budget, reviews the requests through November and December and may hold formal hearings. The Department of Revenue, in conjunction with OB, prepares revenue estimates. In the preparation of such estimates, internal analysis, information from selected departments and econometric analysis are utilized.

The Constitution requires that the Governor submit annually to the General Assembly a budget consisting of three parts:

(a) a balanced operating budget for the ensuing fiscal year setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency;
 (b) a capital budget for the ensuing fiscal year setting forth in detail proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or of its agencies or authorities or from operating funds; and
 (c) a financial plan for not less than the succeeding five fiscal years, which includes for each year (i) projected operating expenditures classified by department or agency and by program, and estimated revenues by major categories from existing and additional sources, and (ii) projected expenditures for capital projects specifically itemized by purpose and their proposed sources of financing.

All funds received by the Commonwealth are subject by statute to appropriation in specific amounts by the General Assembly or by executive authorizations by the Governor. The Governor's budget encompasses both annual appropriations and executive authorizations. The Governor's budget submission to the General Assembly begins with the Budget Message delivered in joint session. The budget in the form of a proposed bill is delivered to the appropriations committee of one of the houses. Hearings are held on the bills constituting the budget. In an iterative process, bills are reported from committee to floor and considered in and between houses.

The Constitution mandates that total operating budget appropriations made by the General Assembly may not exceed the sum of (a) the actual and estimated revenues in a given year, and (b) the surplus of the preceding year. The Constitution further specifies that a surplus of operating funds at the end of the fiscal year shall be appropriated; if a deficit occurs at year-end, funds must be provided for such a deficit. The executive branch establishes the revenue estimates used in the budget. In practice, the revenue estimates used to balance the operating budget consist of the appropriate fund's available surplus and its estimated cash receipts for the fiscal year as well as net accruals. Appropriation lapses estimated to occur during the year or at year-end are not included; lapses are not available for re-appropriation until they occur.

Under this budgetary process a deficit can occur if revenues are less than those estimated in the budget and the shortfall is not offset by any unappropriated surplus or by appropriation lapses during or at the end of the year or by legislative action to increase revenues or reduce appropriation.

The Administrative Code was amended in 1978 to provide for stronger executive control of expenditures. All departments under the Governor's jurisdiction may be required to submit estimates of expenditures during the ensuing month, quarter or any other such period as requested by the Governor. These estimates are subject to the approval of the Secretary of Budget. The Governor is empowered to request the State Treasurer to withhold funds from any such department not spending within such estimates. The Secretary of Budget is empowered to set personnel levels for departments. Departments are required to provide personnel data monthly so that the Commonwealth's computerized data file on personnel levels can be maintained and used to monitor the Commonwealth's largest operating expense.

The proposed capital budget is considered in the form of the Capital Budget Bill and its supplements. The capital budget determines limits for the amount of debt that can be issued in that fiscal year for categories of capital projects, itemizes for funding all capital projects not previously itemized, authorizes the issuance of debt to finance these projects and appropriates the proceeds from the issuance of debt.

All appropriations require the majority vote of all members in each house except for non-preferred appropriations and appropriations from the Budget Stabilization Reserve Fund and from the Health Endowment Account portion of the Tobacco Settlement Fund which require passage by a two-thirds vote. During the legislative process, the General Assembly may add, change or delete any items in the budget proposed by the Governor. Once the bills constituting the budget have passed both houses and are returned to the Governor, he may either veto bills or item veto appropriations within bills. A gubernatorial veto can be overridden only by a two-thirds majority of all members of each house.

In the event that the General Assembly fails to pass or the Governor fails to sign an appropriations act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and federal court decisions provide that the Commonwealth may continue during such un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services.

Commonwealth Financial Structure And Procedures. The Pennsylvania Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year.

Description Of Funds. The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a "fund" is defined as an independent fiscal and accounting entity with a self-balancing set of accounts. Each fund records the cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. In the Commonwealth, funds are established by legislative enactment or in certain limited cases by administrative action. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

The General Fund, the Commonwealth's largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles except the revenues from the one-half cent per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are required by the Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "Tobacco MSA"). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

Budget Stabilization Reserve Fund And Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund, as was its predecessor fund, the Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance of $1.038 billion transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. The Budget Stabilization Reserve Fund has been reported as a fund balance reservation in the General Fund since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported as a designation of the General Fund unreserved fund balance.

Income to the Budget Stabilization Reserve Fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income earned by the fund, and by specific appropriation from other available funds by the General Assembly. The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6 percent of General Fund revenues. Beginning with fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. Whenever the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund's fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time. For fiscal year 2006, $171.4 million was transferred to the Budget Stabilization Reserve Fund from the General Fund, which represented the required statutory transfer of 25 percent of the $685.4 million unappropriated surplus balance. At the end of the 2007 fiscal year, the Commonwealth's unappropriated surplus balance was $707.8 million which resulted in a statutorily required transfer of $176.9 million to the Budget Stabilization Reserve Fund. In July 2008, the statutory transfer of 25 percent of the Commonwealth's unappropriated surplus balance was suspended for one year. The budgets for fiscal years 2009 and 2010 included no transfers into the Budget Stabilization Reserve Fund of any unappropriated surplus as no such surpluses existed at the end of fiscal years 2009 and 2010. The fiscal year 2010 budget included a transfer of the entire $755.0 million balance of the Budget Stabilization Reserve Fund to the General Fund to assist with the enactment of a balanced budget for fiscal year 2010. At present, the Commonwealth has a virtually zero balance in the Budget Stabilization Reserve Fund.

Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

Commonwealth Financial Performance

Recent Developments. On July 6, 2010, the Commonwealth's fiscal year 2011 budget was signed into law by the Governor. The fiscal year 2011 budget includes a projected decline in Commonwealth revenues, prior to reserves for tax refunds, of 3.4 percent over fiscal year 2010 receipts. The rate of growth projected was based upon a projection that the national and state economies will avoid a double-dip recession and that economic growth will remain subdued. The enacted fiscal year 2011 budget provides for a minimal increase in appropriations of 0.7 percent over the fiscal year 2010 enacted budget and supplemental appropriations. The difference between the enacted appropriations and available revenues is funded through the utilization of federal American Recovery and Reinvestment Act of 2009 ("ARRA") Offset Appropriations.

General Fund: Financial Results for Fiscal Years 2005-2009. During the five-year period from fiscal year 2005 through fiscal year 2009, total revenues and other sources increased by an average of 3.2 percent annually. Tax revenues during this same period increased by an annual average of 0.8 percent with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in fiscal year 2009. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2005 through 2009 rose at an average annual rate of 2.2 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 6.6 percent; public education expenditures during this period increased at an average annual rate of 4.0 percent; health and human services expenditures increased at an average annual rate of 2.4 percent; and capital outlays increased at an average annual rate of 6.1 percent. Commonwealth expenditures for direction and support services (state employees and government administration) decreased at an average annual rate of 21.4 percent during the fiscal years 2005 through 2009. The fund balance at June 30, 2009 totaled $515.2 million, a decrease of $2,458.9 million from the balance at June 30, 2008. The fiscal year 2009 year-end unreserved-undesignated portion of the fund balance was negative $2,541.1 million, $2,531.5 million below the amount recorded for fiscal year 2008 year's end.

Fiscal Year 2009 Financial Results. At June 30, 2009, the General Fund reported a fund balance of $515.2 million, a decrease of $2,458.9 million from the reported $2,974.1 million fund balance at June 30, 2008. On a net basis, total assets decreased by $3,172.0 million to $9,317.0 million. Liabilities decreased by $713 million to $8,802 million largely because of a decrease in securities lending obligations ($1,306 million). The change in fund balance for the General Fund of -$2,459 million for fiscal year 2009 compares with a change in the fund balance of -$397 million for fiscal year 2008. General Fund tax revenues decreased overall by over $2.2 billion (8.6 percent) during the fiscal year ended June 30, 2009. Decreases in the three largest tax types (amounting to nearly $2 billion) were directly attributable to declines in economic activity during the fiscal year. Similarly, real estate tax revenues decreased ($129 million) due to weaknesses in the housing market.

Intergovernmental revenues increased by $2,478 million, net, resulting primarily from Federal participation in significantly higher expenditures for Medical Assistance and other types of health and human services expenditures. Nearly $1 billion of the higher Federal revenues were from American Recovery and Reinvestment Act of 2009 ("ARRA") funds. Combined licenses/fees/investment and other revenues decreased by $331 million primarily because of a year-over-year decrease in investment income of nearly $260 million. Charges for sales and services revenues decreased by $192 million as the Public Welfare's revenues decreased by nearly $318 million, primarily due to the end of the Intergovernmental Transfers program ($284 million decrease), the fiscal year revenue accrual being lower than the prior fiscal year ($135 million decrease), with offsetting increases in hospital/nursing home and other assessments ($91 million) during the fiscal year. Also, a $100 million decrease in prior fiscal year revenues related to Act 67 Job Creation tax credits did not occur in the fiscal year, thus increasing year-over-year revenues by $100 million. Finally, $30 million of posted revenues during the prior fiscal year did not recur during fiscal year 2009.

Total General Fund expenditures increased by 4.17 percent ($1.8 billion) during the fiscal year ended June 30, 2009. Reported expenditures for health and human services expenditures increased by $1,371 million, caused by a higher aggregate need for medical assistance services, and income or cash grant assistance. Public education expenditures increased by $344 million due primarily to increases in basic education ($274 million), charter school reimbursements ($65 million), special education ($16 million), pupil transportation ($12 million), non-public transportation ($12 million), and school employee social security (employer share)($22 million); also, a decrease in school employee retirement (employer share)($90 million). Protection of person and property expenditures increased by $350 million primarily because of an intra-fund expenditure elimination during the prior fiscal year that was not necessary during fiscal year 2009 ($177 million); higher expenditures for the Children's Health Insurance Program ($52 million), caused by both higher enrollment and higher utilization; higher expenditures for Corrections and State Police agencies ($63 million) for personnel costs, legal settlements and other legal costs; and higher Military and Veterans Affairs agency facilities expansion expenditures (over $30 million). Direction and supportive services expenditures decreased by $298 million, net, primarily because of the aforementioned $177 million prior fiscal year intra-fund expenditure elimination that was not necessary in fiscal year 2009 and because of decreases in posted expenditures for payments to an external healthcare benefits plan administrator (over $123 million). Reported Transfers to the General Fund increased by $69 million, net, primarily because of 1) a $45.0 million increase from the State Stores Fund, 2) a new $15.0 million transfer from the Recycling Fund, 3) a new $15.0 million transfer from the Banking Department Fund, 4) a prior fiscal year $9.4 million transfer from the Environmental Stewardship Fund that did not occur in fiscal year 2009, 5) a $5.0 million transfer from the Manufacturing Fund which did not occur in the prior fiscal year, 6) a prior fiscal year $3.0 million transfer from the Capital Facilities Fund that did not occur in fiscal year 2009, and 7) a new $2.0 million transfer from the Hazardous Sites Cleanup Fund. Reported Transfers from the General Fund increased by $6 million, net, primarily because of 1) a $24.4 million increase to debt service funds, 2) prior fiscal year transfers of $13.9 million to various Commonwealth Funds that did not occur during fiscal year 2009, 3) a $12.8 million decrease in transfers to the Hazardous Sites Cleanup Fund, 4) a $5.5 million increase in transfers to the Vocational Rehabilitation Fund, and 5) a new $4.5 million transfer to the Keystone Help Program Fund.

The dramatic and adverse effects of the national economic recession negatively impacted the Commonwealth's economy during fiscal year 2009. The fiscal year 2009 budget was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2.0 percent annual growth by June 2009. However, the economy did not rebound but rather the contraction in the national economy during each of the four quarters of fiscal year 2009 combined with rising unemployment rates and the turbulent financial markets, negatively impacted the Commonwealth's revenues and receipts. General Fund revenues of the Commonwealth were below the certified estimate by $3,254.6 million or 11.3 percent during fiscal year 2009. Final Commonwealth General Fund revenues for the fiscal year totaled $25,529.8 million. Total fiscal year 2009 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,750.6 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $28,135.4 million. As a result of Commonwealth financial operations fiscal year 2009, the preliminary unappropriated surplus balance decreased to -$2,799.5 million, including the beginning balance from the prior year of operations.

Revenues available to the Commonwealth, net of reserves for tax refunds and including intergovernmental transfers and additional sources, decreased 10.1 percent. Fiscal year 2009 revenues totaled $24,750.6 million, a decrease of $2,781.7 million over fiscal year 2008. Intergovernmental transfer proceeds decreased $65.8 million or 12.9 percent, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources decreased $142.5 million or 100 percent, primarily due to the elimination of transfers from other state funds. General Fund revenues declined $2,398.3 million or 8.6 percent during fiscal year 2009 when measured on a year-over-year basis. Corporate tax receipts were $613.9 million, or 11.3 percent below estimate for fiscal year 2009. Year-over-year growth in corporate taxes was -11.4 percent during fiscal year 2009 as corporate net income tax collections declined 18.1 percent and capital stock and franchise tax receipts declined 22.8 percent while collections from the gross receipts tax grew 2.1 percent on a year-over-year basis. A portion of the decline in capital stock and franchise tax receipts was due to the continued phase-out of this tax. Personal income taxes were $1,290.7 million below the estimate, a shortfall of 11.2 percent versus the estimate, while year-over-year growth in personal income tax receipts was -6.5 percent. Personal income tax collection attributable to withholding declined 0.2 percent during fiscal year 2009 while tax collections from the non-withholding portion of the personal income tax declined 22.5 percent on a year-over-year basis. Sales and use taxes receipts were also below the fiscal year 2009 estimate by $595.3 million, a difference of -6.8 percent from the fiscal year estimate. Sales tax collections declined 4.3 percent during fiscal year 2009 as motor vehicle sales tax collections declined 12.8 percent and non-motor vehicle sales tax receipts declined 3.0 percent during fiscal year 2009. Continued weakness in the housing market led to realty transfer tax revenues declining by 31.4 percent during fiscal year 2009. Non-tax revenues of the Commonwealth were 68.3 percent below the fiscal year 2009 estimate, led by realized losses on the investment of Commonwealth funds. Reserves for tax refunds in fiscal year 2009 were $1,225 million, an increase of 16.7 percent from the fiscal year 2008 reserves.

In response to declining revenue collections in fiscal year 2009, the Commonwealth implemented a number of steps to reduce expenditures during fiscal year 2009. First, the Commonwealth implemented three rounds of budget cuts or "freezes," which reduced the ability of agencies to spend funds appropriated during fiscal year 2009. Total budget cuts of $505 million, or approximately 4.25 percent, were implemented during fiscal year 2009 in agencies under the Governor's jurisdiction. Additionally, the Commonwealth implemented a general hiring freeze to reduce costs, restricted out-of-state travel, banned the purchase of new and replacement vehicles and reduced the size of the state fleet by 1,000 vehicles. Fiscal year 2009 and 2010 salaries for management and non-union employees were frozen at current levels. As a result, a total of $634.2 million in appropriations were lapsed in fiscal year 2009.

Fiscal year 2009 appropriations from Commonwealth revenues, net of appropriation lapses, totaled $28,323.8 million, an increase of 4.2 percent from fiscal year 2008 expenditures. The fiscal year 2009 budget contained a slightly reduced level of intergovernmental transfers which were utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $445.8 million of General Fund medical assistance costs in fiscal year 2009, compared to $508.6 million in fiscal year 2008, a decrease of 12.9 percent. The ending unappropriated balance was -$2,799.5 million for fiscal year 2009, which was carried forward to fiscal year 2010.

The Commonwealth has undertaken a number of management and productivity improvement efforts since 2003 that have resulted in a recurring annual savings, estimated to total $1.75 billion in fiscal year 2009. Examples of these improvements includes saving $242 million annually from complement reductions, $643 million annually from contract renegotiations and $489 million from operational and process improvements. These recurring savings have assisted the Commonwealth in its efforts to mitigate the impact of the national recession.

Fiscal Year 2010 Financial Results. The continuing effects of the national economic recession again negatively impacted the Commonwealth's economy during fiscal year 2010. While avoiding the contraction in the national economy from the prior fiscal year, the Commonwealth experienced only minimal economic growth in fiscal year 2010. High levels of unemployment and turbulent financial markets negatively impacted the Commonwealth's revenues and receipts. General Fund revenues of the Commonwealth were below the certified estimate by $1,176.5 million or 4.1 percent during fiscal year 2010. Final Commonwealth General Fund revenues for the fiscal year totaled $27,648.2 million. Total fiscal year 2010 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,201.5 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,451.2 million, resulting in a preliminary operating balance for fiscal year 2010 of $1,750.3 million. However, after accounting for a negative fiscal year 2010 beginning balance of $2,799.5 million and an infusion of $755 million from the Budget Stabilization Reserve Fund, the Commonwealth ended fiscal year 2010 with an unappropriated surplus balance (i.e., a deficit balance) of -$294.2 million.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the Budget Stabilization Reserve Fund but including public health and human service assessments, increased $2,450.1 million or nearly 10 percent during fiscal year 2010. Fiscal year 2010 net revenues (all sources but excluding transfers from the Budget Stabilization Reserve Fund) totaled $27,201.5 million, up from $24,750.6 million during fiscal year 2009. Public health and human service assessments increased $232.5 million during fiscal year 2010. General Fund revenues increased $2,118.4 million or 8.3 percent during fiscal year 2010 when measured on a year-over-year basis. Corporate tax receipts were $510.2 million, or 10.0 percent below estimate for fiscal year 2010. Year-over-year growth in corporate taxes was -5.3 percent during fiscal year 2010 as corporate net income tax collections declined 9.5 percent and capital stock and franchise tax receipts declined 3.4 percent while collections from the gross receipts tax declined 6.5 percent on a year-over-year basis. Personal income taxes were $308.3 million below the estimate, a shortfall of 3.0 percent versus the estimate, while year-over-year growth in personal income tax receipts was -2.3 percent. Personal income tax collections attributable to withholding increased slightly (0.7 percent) during fiscal year 2010 while tax collections from the non-withholding portion of the personal income tax declined 11.8 percent on a year-over-year basis. Sales and use taxes receipts were also below the fiscal year 2010 estimate by $362.1 million, a difference of -4.3 percent from the fiscal year estimate. Sales tax collections declined 1.3 percent during fiscal year 2010 as motor vehicle sales tax collections grew 3.8 percent but non-motor vehicle sales tax receipts declined 2.0 percent during fiscal year 2010. Stabilization in the Pennsylvania housing market led to realty transfer tax revenues growing slightly by 0.5 percent during fiscal year 2010 after dropping over 30 percent during fiscal year 2009. Non-tax revenues of the Commonwealth were 1.8 percent below the fiscal year 2010 estimate, led by realized losses on the investment of Commonwealth funds. However, non-tax revenues of the Commonwealth grew from $235.2 million in fiscal year 2009 to $2,738.2 million during fiscal year 2010, an increase of 1,064 percent. This increase was attributable to the transfer of various fund balances such as the Budget Stabilization Reserve Fund and other such balances to the General Fund. Reserves for tax refunds in fiscal year 2010 were $1,125 million, a decrease of 8.2 percent from the fiscal year 2009 reserves.

The fiscal year 2010 budget was enacted incrementally over the first half of fiscal year 2010. On August 5, 2009 the Governor signed into law, Act 1A, which provided $11 billion of appropriations towards the operation of critical public health and safety services and to fund general government operations for the Commonwealth. In signing Act 1A, the Governor also line-item vetoed nearly $13 billion of appropriations for fiscal year 2010. The resulting legislation was commonly referred to as a "bridge budget," which provided full fiscal year 2010 funding for: 1) essential general government operations, including the payment of wages and salaries to most Commonwealth employees; 2) the payment of general obligation bond debt service; 3) the payment of appropriation and/or lease-supported debt of the Commonwealth; 4) the incarceration of convicted offenders within state correctional institutions; 5) the provision of state police services, and; 6) certain mandated costs for the provision of health and welfare programs. Funding for all other programs and services normally provided by the General Fund was vetoed by the Governor. Programs for which fiscal year 2010 funding was line-item vetoed included basic education funding and other such funding to Pennsylvania school districts, grants and aid payments to Commonwealth counties and other similar municipalities, economic development programs, certain health and welfare programs, public recreation and conservation programs and environmental protection efforts. The enacted fiscal year 2010 "bridge budget," or Act 1A, provided appropriations totaling $10,967.9 million of Commonwealth funds against then estimated current law revenues, prior to reserves for tax refunds, of $25,560.6 million.

On October 9, 2009, the Governor signed into law the enacted fiscal year 2010 budget which provided appropriations and executive authorizations totaling $24,294.2 million, which was net of expenditures offset with federal funds and did not include appropriations for certain non-preferred institutions such as the state-related universities and museums. Appropriations for these institutions were approved by the General Assembly and signed into law by the Governor on December 17, 2009 and, net of approximately $8 million in line-item vetoes, totaled $690.2 million in fiscal year 2010.

On January 8, 2010, the Governor signed into law a bill expanding gaming in the Commonwealth. Act 1 of 2010 ("Act 1") authorized certain table games at Pennsylvania casinos and was estimated to generate an additional $256 million in General Fund revenues during fiscal year 2010, derived mainly from upfront license fees. Act 1 imposes a 14 percent tax rate on most table game revenue and directs such revenues to the General Fund until such time as the balance in the Budget Stabilization Reserve Fund reaches $750.0 million. Annual recurring revenue to the General Fund from table games are estimated to be between $80 and $90 million.

Given the condition of the national economy, the fiscal year 2010 base revenue estimate was premised on the assumption that the Commonwealth would experience zero growth (0.0 percent) during fiscal year 2010. The fiscal year 2010 budget provided an estimated $808.2 million in recurring revenues from various sources. Included in the recurring revenues were the following revenue enhancements: $250 million from the legalization and taxation of table games at Pennsylvania casinos; $374 million from the suspension of the phase-out of the capital stock and franchise tax; $171 million from the re-direction from a dedicated use to the General Fund, of an existing $0.25 per pack tax on cigarettes; $100 million from enactment of an additional $0.25 per pack cigarette tax; $38.3 million from the suspension of certain tax credits; $44 million in revenue from the re-direction of revenues formerly dedicated to the Autocat fund; a re-direction of funds formerly dedicated to the Race Horse Development Fund; and a new $1.60 tax on a pack of small cigars. The budget for fiscal year 2010 also included $2,356.0 million in non-recurring revenues; $755 million from the Budget Stabilization Fund; $708 million from the Health Care Provider Retention Account; $100 million from the MCare Fund; $159 million from the Personal Income Tax; $203 million from the Oil and Gas Lease Fund; $150 million from the Tobacco Endowment Account; $190 million from a tax amnesty program; $80-90 million from a tax on table games at Pennsylvania casinos, which will begin to accrue in fiscal year 2011; $25 million from an increased transfer from the State Stores Fund; $18.8 million from the Keystone fund; $17.7 million from the suspension of the tobacco cessation program in the Tobacco Fund; and other smaller transfers from various funds. The fiscal year 2010 budget also utilized $3,063.0 million in available federal fiscal relief funds and lapses to offset state appropriations. Education funding was expanded in the fiscal year 2010 budget by an additional $300 million provided through the Basic Education subsidy.

The fiscal year 2010 budget represented a 1.8 percent ($523.9 million) decrease over the fiscal year 2009 budget. The fiscal year 2010 budget reduced or eliminated funding for programs in nearly every Commonwealth agency. The budget reduced funding for over 300 programs and eliminates funding for over 100 programs, lowering General Fund spending by nearly $1,900.0 million. Nearly 3,000 Commonwealth positions were to be eliminated in fiscal year 2010, bringing the total reduction in the Commonwealth's workforce to 4,767 positions since 2003.

Fiscal Year 2011 Budget. The enacted fiscal year 2011 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $26,087.7 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $26,384.8 million. The $297.1 million positive difference between estimated revenues and budgeted appropriations is to be utilized to eliminate the negative $294.2 million ending balance from fiscal year 2010. The fiscal year 2011 ending unappropriated balance is estimated to be $2.9 million.

The fiscal year 2011 revenue estimate is based upon an economic assumption that economic growth will total nearly 3.3 percent annual growth by June 2011. Tax revenues of the Commonwealth are estimated to increase 3.1 percent from fiscal year 2010 levels. Total revenues of the Commonwealth, prior to reserves for refunds are expected to decline $936.5 million or 3.4 percent from fiscal year 2010 levels. This decline is due mainly to a reduction in one-time revenue sources utilized to balance the fiscal year 2010 budget. However, the fiscal year 2011 enacted budget does include various one-time state revenue transfers totaling an estimated $664.4 million. These items include but are not limited to transfers of: $250 million from the Tobacco Settlement Fund; $180 million from the Oil and Gas Lease Fund; $121 million from the Tobacco Settlement Fund (PSERS augmentation); $44 million from the Autocat Surcharge; $25 million from the State Stores Fund; and $44.4 million from various other balance transfers from other Commonwealth funds. Fiscal year 2011 receipts from corporate tax receipts are projected to increase 2.4 percent based on an anticipated recovery within the corporate net income tax area. Personal income tax receipts in fiscal year 2011 are expected to grow 1.6 percent on a year-over-year basis. Sales and use tax receipts are projected to increase 3.8 percent during fiscal year 2011. Non-tax revenues are projected to decline 62.6 percent, primarily from the reduction in one-time transfers utilized to balance the fiscal year 2010 budget.

Commonwealth funded appropriations for fiscal year 2011 total $26,087.7 million, an increase of $636.5 million from fiscal year 2010 levels. The enacted budget for fiscal year 2011 also assumes $2,754 million in federal fiscal relief to offset state appropriations. Included within the estimated $2,754 million in federal fiscal relief is an estimated $848 million in enhanced Federal Medicaid Assistance Percentage funding ("FMAP") which had not been authorized by the U.S. Congress at the time that the Commonwealth's fiscal year 2011 budget was adopted. During August 2010, FMAP federal funding was enacted by Congress and signed into law by President Obama. Pennsylvania will receive a reduced amount of FMAP funding totaling approximately $600 million rather than the $848 million estimated in the fiscal year 2011 budget. As a result of the reduced level of FMAP funding, the Governor announced that he was ordering all agencies under his jurisdiction to reduce fiscal year spending by 1.9 percent to offset the shortfall. These savings, estimated to be $212 million, together with a projected $70 million to be received in fiscal year 2011 from a still un-enacted tax on oil and gas extraction, if realized, would offset the reduced level of FMAP funding from the federal government.

The fiscal year 2011 budget originally estimated layoffs of Commonwealth employees totaling between 700 and 1,000 persons. Following enactment of the reduced level of FMAP funding ($600 million versus $848 million) and in combination with a continued hiring freeze and higher than expected retirements, the Commonwealth expects estimated layoffs of Commonwealth employees to total less than 100 during fiscal year 2011. Since 2003, funded positions within the Commonwealth have been reduced from over 81,000 to just over 76,000. In the event that the anticipated tax on oil and gas extraction is not enacted during fiscal year 2011 (so as to produce $70 million of additional revenue), the Commonwealth will endeavor to implement as yet unidentified spending reductions to various areas of the budget and additional layoffs of employees will be likely.

Education funding is expanded in the enacted fiscal year 2011 budget to provide an additional $250 million for Pre-K-12 education. The Commonwealth's main support for local school districts, the Basic Education appropriation, is budgeted to increase 4.5 percent over the prior year level, boosting the total subsidy to $5,800 million, while funding for all of the state's education programs will increase 1.3 percent. Funding for economic development initiatives is also enhanced; a $600 million increase to the Redevelopment Assistance Capital Program, a component of the Commonwealth's capital budget, is expected to cause investment of a total of over $1,200 million into various economic development projects across the Commonwealth over the next 1-3 fiscal years. The $1,200 million investment would come from the Redevelopment Assistance Capital Program's matching fund requirements as state grants totaling $600 million are planned to be combined with non-state matching investments of at least $600 million. The enacted budget agreement also included a pledge by the General Assembly and the Governor to work to enact a new levy on the extraction of natural gas within the Commonwealth. The new levy was projected to be enacted by October 1, 2010 and would take effect on January 1, 2011. Details, including the rates, structure of the levy and the use of the proceeds, were to be negotiated between the General Assembly and the Governor. As of December 21, 2010, no such levy has been enacted and it is unknown whether such a levy will be enacted by the Commonwealth. As a result, the Governor will implement an additional $70 million in budget cuts in agencies under his jurisdiction in order to balance the fiscal year 2011 budget.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Commonwealth Revenue Sources

Tax Revenues. Tax revenues constitute approximately 89.8 percent of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the capital stock and franchise tax, and the utility gross receipts tax. Together these five taxes produce 79 percent of General Fund tax revenues. The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. Together these taxes produce nearly 43 percent of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund. The major tax sources for the General Fund and the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Personal Income Tax. This tax accounted for $9,968.7 million or 36.1 percent of fiscal year 2010 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07 percent became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents. Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax are required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding. Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. A qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Sales Tax. This tax accounted for $8,029.2 million or 29 percent of fiscal year 2010 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. Beginning in fiscal year 1998, 1.22 percent of collections, up to an annual limit of $75 million, are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2008 with the enactment of Act 44 of 2007, an additional 4.4 percent of receipts are transferred for transit assistance purposes. Vendors collecting $600 or more of sales tax in the previous year's third quarter are required to remit collections monthly within 20 days of the last day of the collection month.

Corporate Net Income Tax. The Commonwealth received $1,791.0 million, or 6.5 percent of fiscal year 2010 General Fund Commonwealth revenues, from this tax. The tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities, or employing capital or property in Pennsylvania and is levied on federal net taxable income with Pennsylvania modifications. Building and loan associations, banks, savings institutions, trust companies, insurance and surety companies, Pennsylvania S corporations and non-profit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula. The current tax rate of 9.99 percent became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994. The corporate net income tax is to be paid in four equal installments throughout the corporation's tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation's annual report due three-and-one-half months following the end of the corporation's tax year.

Utility Gross Receipts Tax. This tax accounted for $1,286.7 million, or 4.7 percent of fiscal year 2010 General Fund Commonwealth revenues. The tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. Public utilities owned or operated by a municipality or a municipal authority furnishing public utility services within the limits of the municipality are exempt from paying tax on the receipts arising from business done within the municipality. Beginning January 1, 2004, interstate and cellular telecommunications services are subject to the gross receipts tax. The tax rate is 50 mills, which became effective in July 1991, having been raised from its prior tax rate of 44 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with fiscal year 1999, 0.18 percent of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund. All firms, except public utilities owned or operated by a municipality or a municipal authority and motor transportation companies, are required to file estimated revenue reports annually, together with the tentative payment of the current year's tax calculated by applying the current tax rate to 90 percent of the tax base for the preceding year. Effective for tax years after January 1, 2000, natural gas companies became exempt from the tax. The tax report and tentative payment are required to be made by March 15. The remaining tax is due and payable by the succeeding March 15.

Capital Stock and Franchise Taxes. These taxes generated $761.2 million for the Commonwealth in fiscal year 2010, or 2.8 percent of General Fund Commonwealth revenues. They are levied on the capital stock value of domestic and foreign corporations doing business or having property or capital employed in Pennsylvania on that portion of capital stock value apportionable to Pennsylvania under a statutory formula. Capital stock and franchise tax tentative payments are payable quarterly based on 90 percent of the tax liability of the year preceding the immediate prior year. Under current law, the General Fund tax rate for tax years that began in 2008 is 2.89 mills, having been reduced from 3.89 mills effective January 1, 2008. This tax is scheduled to be phased out by annual rate reductions through 2014 under legislation enacted in 2002 and amended in 2003, 2006 and 2009.

Cigarette Tax. Collections of this tax totaled $976.1 million in fiscal year 2010, or 3.5 percent of General Fund Commonwealth revenues. The tax is imposed and assessed on the sale or possession of cigarettes within the Commonwealth. The current rate is $1.60 per package of 20 cigarettes, which was increased by 25 cents in 2009. The 6 percent sales tax is also imposed on the retail sale of cigarettes. A portion of the collections from the tax are transferred to a special fund for children's health insurance and to a special fund for preserving farmland.

Inheritance and Estate Taxes. Collections of these taxes were $753.8 million in fiscal year 2010, or 2.7 percent of General Fund Commonwealth revenues. The inheritance tax is levied on the value of property transferred to heirs of a deceased person. Prior to July 1, 2000, the tax rate was 6 percent of the value, if passing to lineal heirs, and 15 percent if passing to collateral heirs. Effective July 1, 2000, the tax rate on transfers to parents, grandparents and lineal descendents was lowered to 4.5 percent and a new tax rate of 12 percent on transfers to siblings was established. The estate tax is a "pick-up" tax in the amount of the maximum federal tax credit less State death taxes paid. Counties collect the inheritance and estate tax, which is due within nine months following the death of the person whose property is being transferred.

Insurance Premiums Tax. This tax is levied at the rate of 2 percent of the gross premiums (subject to retaliatory provisions) on all business of domestic and foreign insurance companies transacted within the Commonwealth during each calendar year. Revenues from the two percent tax on foreign fire and casualty companies accrues to special revenue funds while the remaining taxes accrue to the General Fund. The tax on foreign companies is based on the amount of business transacted in Pennsylvania. Marine insurance companies, both domestic and foreign, pay a 5 percent tax on underwriting profits attributable to Pennsylvania in lieu of the gross premium tax. A 90 percent tentative payment is required for insurance companies, except foreign fire and casualty companies, calculated on the tax base of the preceding tax year. As an alternative, the taxpayer may elect to make a tentative payment in an amount not less than 90 percent of the tax as finally reported.

Realty Transfer Tax. is tax is levied at the rate of 1 percent of the value of the real property transferred, as represented by deed, instrument or other writing. The tax is collected by the recorders of deeds in the counties and transmitted to the Commonwealth when collected. From July 1994 through December 2001, 15 percent of the revenues from this tax was transferred to the Keystone Recreation, Park and Conservation Fund, and the remaining portion was deposited in the General Fund. For the period from January 2002 through June 2002, the transfer amount was reduced to 10 percent; from July 2002 to June 2003, the transfer was reduced to 7.5 percent. Effective July 2003, the transferred amount is 15 percent. The fiscal year 2007 budget included a one-year suspension of the 15 percent transfer to the Keystone Recreation, Park and Conservation Fund. Beginning with fiscal year 2008, the 15 percent transfer to the Keystone Recreation, Park and Conservation Fund has been restored.

Liquor Tax. is tax is levied at the rate of 18 percent of the net purchase price on all liquor sold by the Pennsylvania Liquor Control Board. Revenues from this tax accrue to the General Fund. The 6 percent sales tax is also imposed on all liquor sold by the Pennsylvania Liquor Control Board and is included in the sales tax receipts.

Financial Institution Taxes. The bank shares tax is levied at the rate of 1.25 percent of the value of shares of state and national banks and title insurance companies. Each institution computes the tax base by averaging the share value, adjusted to exclude the value of United States obligations, for each quarter of the previous calendar year. A payment of the tax for the current tax year is due by March 15 of that year. Revenues of this tax are deposited into the General Fund. The mutual thrift institutions tax is levied on the taxable net income of such institutions at the rate of 11.5 percent. Revenues of this tax accrue to the General Fund. Annually, the mutual thrift institutions are required to transmit tentative reports together with a tentative payment of the current year's tax computed by applying the current tax rate to 90 percent of the tax base for the second preceding tax year. The taxpayer may elect to make a tentative payment at an amount not less than 90 percent of the tax as finally reported. Tentative reports and prepayments are due by March 15 of the current calendar year, with the remaining amount payable by April 15 of the next year.

Public Utility Realty Tax. The tax is levied on the state taxable value of utility real property belonging to a firm or other entity (i) furnishing utility service and (ii) regulated by the Pennsylvania Public Utility Commission or similar regulatory body. State taxable value is the current market value derived from assessed values for county real estate tax purposes. Certain items are specifically exempt from the tax. The tax rate for the General Fund portion of the tax is set annually by the Secretary of Revenue. The tax rate is to be set at a rate intended to produce revenues sufficient to reimburse local taxing authorities for foregone property tax revenues. Revenues from an additional 7.6 mill tax are deposited into a special revenue fund. The tax is subject to a tentative payment of the then current year's tax liability. The tentative reports and tax payments are due in May. The remaining tax payments must be paid in September.

Malt Beverage Tax. This tax is levied on all malt or brewed beverages sold in Pennsylvania. The tax rate is 2/3 cent per half-pint, 1 cent per pint and $2.48 per barrel. The various manufacturers pay the tax monthly to the Department of Revenue. Revenues from this tax are deposited into the General Fund.

Liquid Fuels Tax. This tax accounted for $548.9 million, or 20.6 percent of Motor License Fund Commonwealth revenues in fiscal year 2010. It is an excise tax imposed upon all liquid fuels used or sold within the Commonwealth. The tax is imposed upon and collected by the fuel distributor. After discounts, all monies collected are deposited in the Motor License Fund, except that an amount equal to one-half cent per gallon is deposited in the Liquid Fuels Tax Fund. Fuels sold and delivered to the U.S. government, the Commonwealth and any of its political subdivisions, public authorities, non-profit schools, volunteer fire companies, ambulance services, rescue squads, and fuels sold and delivered in interstate commerce are exempt from payment of the tax. In addition to these exemptions, reimbursement is made for fuels used for certain agricultural purposes. The present rate of the liquid fuels tax is 12 cents per gallon.

Oil Company Franchise Tax. This tax accounted for $448.0 million, or 16.8 percent of fiscal year 2010 Motor License Fund Commonwealth revenues. The tax is levied on the privilege of selling petroleum products subject to liquid fuels taxes (primarily gasoline) for transportation purposes at the rate of 153.5 mills upon each dollar of such revenues. The tax rate was increased by 38.5 mills in May 1997 to its current rate. By law, portions of the tax are dedicated to certain highway purposes, including transfers to local governments for roads and highways. Exemptions from the tax are the same as those provided from the liquid fuels tax.

Fuels Tax. This tax accounted for $145.3 million, or 5.4 percent of fiscal year 2010 Motor License Fund Commonwealth revenues. It is an excise tax imposed on fuels (primarily diesel fuel) used or sold within the Commonwealth. The tax is imposed upon and collected by the distributor. After discounts, all monies collected are deposited in the Motor License Fund, except an amount equal to one-half cent per gallon is placed in the Liquid Fuels Tax Fund for distribution to local governments. The present tax rate is 12 cents per gallon for fuel used in the Commonwealth. Fuels exempt from this tax are those delivered in interstate commerce, those used by and sold to the Commonwealth and any of its political subdivisions, those sold and delivered to the U.S. government, those (less than 50 gallons) brought into the Commonwealth in the fuel tanks of motor vehicles, those used by public authorities, volunteer fire companies, ambulance services, rescue squads and non-profit schools, and those used for certain agricultural purposes.

Motor Carriers Road Tax. This tax is levied on motor carrier vehicles having a gross weight in excess of 26,000 pounds. All monies collected are deposited in the Motor License Fund. The current rate is 12 cents per gallon, plus an additional factor based on the oil company franchise tax for fuel used within the Commonwealth. In May 1997, the tax rate was reduced by 6 cents to its current level. The revenue lost from the tax reduction is being covered by an additional 55 mills tax rate for the oil company franchise tax. Both the repealed and the new tax portions are dedicated to bridge improvement.

Non-Tax Revenues

Licenses and Fees. License and fee receipts in the General Fund for fiscal year 2010 totaled $284.0 million, representing 1.0 percent of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in fiscal 2010 were $857.7 million, representing 32.1 percent of total fiscal year 2010 Motor License Fund Commonwealth revenues.

Miscellaneous Revenue. Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source. Miscellaneous revenues receipts in the General Fund for fiscal year 2010 totaled $2,322.7 million and were comprised primarily of transfers of various reserve balances. Receipts from miscellaneous motor vehicle revenues in fiscal 2010 were $599.5 million, representing 22.7 percent of total fiscal year 2010 Motor License Fund Commonwealth revenues.

State Stores Fund Transfers. This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2010 was $105.0 million. In Pennsylvania, the distribution and sale of liquor is a state enterprise.

Fines, Penalties and Interest. This revenue source includes all fines, penalties and interest collected in the enforcement of tax regulations. The amount deposited to the General Fund for fiscal year 2010 was $26.5 million. The largest portion is from corporation tax penalties.

Tobacco Settlement Payments. The Commonwealth's portion of payments made by cigarette manufacturers participating in the Tobacco MSA are deposited in the Tobacco Settlement Fund to be used for certain health-related programs.

Federal Revenues. Anticipated receipts by the Commonwealth in its General Fund, Motor License Fund, Tobacco and State Lottery Fund from the federal government during fiscal year 2010 total $26 billion, while such federal receipts are projected at $27.4 billion in fiscal year 2011. Approximately $15.5 billion, or 59.5 percent of total federal revenue to the Commonwealth for fiscal year 2010, is attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2011, $17.4 billion, or 63.5 percent of federal revenues, is attributable to these types of programs.

Federal receipts have been influenced by the enactment of the American Recovery and Reinvestment Act ("ARRA"), with receipts of $1.2 billion in fiscal year 2009, $2.7 billion in fiscal year 2010 and $2.8 billion estimated for fiscal year 2011 for increased Medicaid reimbursement and flexible state stabilization funds.

Major Commonwealth Expenditures

The Commonwealth's major operating funds-the General Fund, the Motor License Fund and the State Lottery Fund-provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2009 and fiscal year 2010 and the enacted budget for fiscal year 2011.

Education. In fiscal year 2010, expenditures from Commonwealth revenues for education purposes were more than $11 billion. The enacted budget for fiscal year 2011 includes over $11.2 billion in education funding, an increase of 1.4 percent over fiscal year 2010.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the state. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social Security and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2011 increases the Basic Education subsidy by nearly $253 million, or 4.57 percent, to more than $5.7 billion paid from a combination of state and federal stimulus funds. The increase is intended to help each qualifying school district make progress in funding the variance between its adequacy target calculated by the Department of Education and its actual spending. For each qualifying school district, the state share of this variance is based on its local wealth and its existing tax burden. The funding formula also considers district size and geographic price differences as well as student enrollment characteristics such as family poverty levels and English language learners. For fiscal year 2011, each school district will be guaranteed, if necessary, a 2 percent increase over its fiscal year 2010 total allocation.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from annual General Fund appropriations and contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities, and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2010 were nearly $9.1 billion, representing 82.1 percent of all Commonwealth expenditures for education in fiscal year 2010. The enacted budget for fiscal year 2011 includes more than $9.2 billion for basic education programs.

Philadelphia School District. The Secretary of Education of the Commonwealth, under the provisions of the Pennsylvania Public School Code, declared the Philadelphia School District as distressed effective December 22, 2001. During the period of distress covered by that declaration, all powers and duties of the Philadelphia School District Board of Education granted under the School Code or any other law are suspended and all such powers and duties are vested in a school reform commission. The school reform commission's objectives are to improve the levels of academic achievement and achieve financial stability within the school district. Termination of the declaration of distress by the Secretary of Education of the Commonwealth may be made only upon the recommendation of a majority of the members of the school reform commission. Upon termination of the declaration of distress, the Philadelphia School District Board of Education will resume the exercise of its powers. Beginning in fiscal year 2006-07, $25 million, which had been appropriated separately to the Philadelphia School District, has been incorporated into the Basic Education subsidy received by that district.

Higher Education. Higher education in Pennsylvania is provided through 271 degree-granting institutions, which include the fourteen universities of the State System of Higher Education (PASSHE), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, created in 1982 from the fourteen state-owned colleges, is administered by a Board of Governors whose members are appointed by the Governor and confirmed by the Senate. Nearly $2 billion was expended by the Commonwealth in the 2010 fiscal year for these institutions and for student financial assistance. The enacted budget for fiscal year 2011 includes nearly $2 billion for higher education. This includes a combination of state and federal stimulus funds.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. In addition, it plans for and coordinates all the health resources within Pennsylvania. Services are provided directly through administration of programs and services, and indirectly through programs of standard setting, regulation, supervision, licensing, grants, subsidies and purchases of services.

Fiscal year 2010 public health and human services expenditures were $27.3 billion and are projected to be $29.9 billion for fiscal year 2011. With regard to fiscal year 2010 expenditures, $9.0 billion was funded from the General Fund, while $8.9 billion is estimated to be provided from the General Fund for fiscal year 2011. The state fund amounts reflect the impact of an expected enhanced federal match of nearly $1.8 billion in fiscal year 2010 and $1.8 billion in fiscal year 2011. Federal funds are expected to increase by $2 billion, and augmentations are expected to increase by $422.4 million for fiscal year 2011. Public health and human service programs are the largest single component of combined state and federal spending in the Commonwealth's operating budget. The overall budget increase reflects the impact of caseload increases as well as higher costs to provide support for former welfare clients obtaining work, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and mental retardation.

The fiscal year 2011 enacted budget includes $364.8 million of receipts from the Tobacco Settlement Fund that will be expended for health care and to offset General Fund expenditures. Federal funds matching the additional state Tobacco MSA funds are included in the increase noted above. In addition, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. Since fiscal year 2007, receipts from the Tobacco MSA have been reduced as certain tobacco companies decided to withhold or to place into escrow approximately $2.4 billion in payments to the various states and localities under provisions of the Tobacco MSA. The Commonwealth's share of withheld Tobacco MSA funds totals over $137.5 million. The Commonwealth has filed suit to recover the disputed payment funding withheld by tobacco companies. For fiscal year 2010, receipts from the April 2009 payment were reduced by $30 million and for fiscal year 2011, receipts from the April 2010 payment were reduced by $36.8 million.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $4.9 billion in fiscal year 2010, while $4.86 billion is budgeted from the General Fund for fiscal year 2011. A nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $237.8 million in fiscal year 2010 and is expected to provide a $240.5 million offset in fiscal year 2011. A Statewide managed care organization assessment provided a General Fund offset of $404.6 million in fiscal year 2010 and is expected to provide a $357.2 million offset in fiscal year 2011. In addition, a Statewide Quality Care Assessment is expected to provide a $120.9 million offset in fiscal year 2011. Approximately 30 percent of the total cost of assistance to the economically needy is supported by Commonwealth funds appropriated from the General Fund. The balance is provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Medical assistance continues to be a rapidly growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continues to grow due to an expanding caseload, technology improvements and general medical inflation. Expenditures for medical assistance increased during the period from fiscal years 2000 through 2010 by an average annual rate of 5.9 percent. Fiscal year 2010 expenditures from Commonwealth funds and augmentations were $5.6 billion and are projected to be $5.9 billion in 2011, an increase of 5.6 percent from the prior fiscal year. Income maintenance cash assistance payments to families in transition to independence were $1.4 billion for fiscal year 2010, of which $466.7 million was from the General Fund. The enacted budget for fiscal year 2011 includes a total of $1.5 billion, with $475.2 million provided from the General Fund. Cash assistance is time-limited and requires participation in work activities to maintain eligibility. To support a client's finding and retaining employment, small grants are available to clients to overcome employment obstacles such as child care, transportation, vision and hearing difficulties, and other such barriers. In fiscal year 2010 and the future, increased costs are expected to be incurred in training and support for the most hard to place clients, which is required by federal law, in order to meet the 50 percent work participation requirements included in reauthorization of the Temporary Assistance to Needy Families program. These increased costs will include some state-only payments for clients who are working the required amount but still require assistance to complete training.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The State Lottery Fund and other special funds, including the Public Transportation Assistance Fund and the Public Transportation Trust Fund provide the remainder of funding for these transportation programs.

Act 44, enacted in 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. In fiscal year 2009, $850 million in additional funding was invested in the state's transportation system with $500 million going to highway and bridge projects and $350 million to mass transit projects. In fiscal year 2010, this increased to $900 million, with $500 million going to highway and bridge projects and $400 million to mass transit programs. In fiscal year 2011, Act 44 provides $922.5 million, with $512.5 million for highway and bridge projects and $410 million for mass transit. After fiscal year 2010, investments were planned to rise 2.5 percent annually. Initially, the proposed funding for the additional investments would come from up to $5 billion in bonds to be issued by the Pennsylvania Turnpike Commission, to be repaid over time with revenue from a 25 percent toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80. In October 2007, the Turnpike Commission and the Pennsylvania Department of Transportation signed a 50-year lease agreement in which the Turnpike agreed to provide the aforementioned payments to the Department of Transportation in exchange for authority to toll and operate Interstate 80. Since October 2007 a total of three applications including amendments were made to the Federal Highway Administration seeking federal authorization to toll and improve Interstate 80. All three applications were rejected. The Commonwealth is currently evaluating options available to it. Lease payments from the Turnpike Commission to the Commonwealth will likely decline to $450 million annually, beginning in fiscal year 2011, once the Commission's conversion period under the lease expires. Such reduction in lease payments would lead to a decrease of $300 million in annual expenditures for highway and bridge projects and a $150 million decrease in expenditures for mass transit from fiscal year 2010 levels.

In addition to its unrestricted state funds, the Motor License Fund includes five restricted revenue accounts funded by specific state revenues legislatively dedicated to specific purposes. Some of the restricted purposes funded from these accounts also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges, and airport development.

Total funding for the Commonwealth's highway and bridge program for fiscal year 2009 was $2.373 billion. This level decreased slightly to $2.223 billion in fiscal year 2010 and is expected to decline to $1.925 billion in fiscal year 2011. The fiscal year 2011 total may increase if alternative funding to Interstate 80 tolling is found. Support of highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues was $388.7 million in fiscal year 2009 and $379.9 million in fiscal year 2010. In fiscal year 2011, grants to local governments will total $379.4 million. In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were also changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue primarily, a new Public Transportation Trust Fund established by the Act of July 18, 2007 (P.L. 169, No. 44)("Act 44"). Act 44 repealed Chapter 13 (public transportation assistance), the Public Transportation law under which the Public Transportation Assistance Fund secured obligations, and placed those provisions, with amendments in a new Chapter 15 (sustainable mobility options). Act 44 grandfathered the Public Transportation Assistance Fund to secure existing obligations but began the phase out of such fund by prohibiting the pledge of monies from this fund to secure additional obligations issued after June 30, 2007. A subsequent technical amendment permits certain refunding obligations that do not extend the life of or increase the debt service on the refunded obligations to be secured by the Public Transportation Assistance Fund. Pursuant to such phase out of the Public Transportation Assistance Fund, as existing obligations secured by such fund are defeased, corresponding revenues flowing into the Public Transportation Assistance Fund are redirected into the Public Transportation Trust Fund. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4 percent of the Pennsylvania Sales and Use Tax is earmarked for mass transit systems. The Public Transportation Trust Fund also receives revenues from the Public Transportation Assistance Fund as described above, and the Lottery Fund, and was planned to receive lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80. This funding supports mass transit programs statewide providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2009, Commonwealth funding available for mass transit was $1.112 billion. Funding for mass transit in fiscal year 2010 totaled $1.171 billion. Fiscal year 2011 funding for mass transit will decrease slightly to $1.155 billion. The fiscal 2011 total may increase if alternative funding to Interstate 80 tolling is found.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal years 2009 and 2010, $7.25 million was expended from aviation restricted accounts each year for such purposes. A total of $8.75 million is budgeted for fiscal year 2011.

The Commonwealth is not responsible for the toll roads and bridges in Pennsylvania. These are under the jurisdiction of various authorities and commissions.

Outstanding Indebtedness of the Commonwealth

The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $9,892.7 million at June 30, 2010, a net increase of $1,239 million from June 30, 2009. Over the 10-year period ended June 30, 2010, total net outstanding general obligation debt increased at an annual rate of 7.0 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 8.0 percent. General obligation debt for non-highway purposes of $9,451.3 million was outstanding on June 30, 2010. Outstanding debt for these purposes increased by a net $1,062.6 million since June 30, 2009. For the period ended June 30, 2009, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 7.5 percent and 7.5 percent respectively. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $441.4.0 million on June 30, 2010, an increase of $176.4 million from June 30, 2009. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2009, by the annual average rates of 0.2 percent and 21.8 percent respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted fiscal year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. Funding to support the proposed debt issuance is being initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. The fiscal year 2011 budget includes $200 million in general obligation debt authority for the bridge rehabilitation program.

Selected Debt Ratios Fiscal Years 2000 and 2006 through 2010
Fiscal Year Ended June 30
	2000	2006	2007	2008	2009	2010
Net Outstanding Debt (Millions) General Obligation Debt[1] Lease Payment Obligations[2] Total % Increase (Decrease) over prior year	$5,015 684 $5,699 0.9%	$7,287 705 $7,992 16.6%	$7,834 879 $8,713 9.0%	$8,177 1,165 $9,342 7.2%	$8,653 1,373 $10,026 7.3%	$9,893 1,788 $11,681 16.5%
Population (Thousands) Per Capita Debt Personal Income (Millions) Debt as a % of Personal Income	12,285 $464 $365,626 1.6%	12,471 $641 $462,401 1.7%	12,522 $696 $485,102 1.8%	12,566 $743 $499,669 1.9%	12,604 $795 $498,867 2.0%	12,604 $927 $498,867 2.3%
Debt Service (Millions)[3] Highway Bonds[4] All Other Bonds Lease Payments Total Increase (Decrease) Over Prior Year	$128 613 80 $821 4.7%	$36 800 17 $853 5.2%	$30 849 47 $926 8.6%	$30 912 58 $1,000 8.0%	$26 975 74 $1,075 7.5%	$36 996 92 $1,124 4.6%
Cash Revenues (Million)[5] Motor License Fund General Fund Total % Increase (Decrease) over prior year	$1,959 20,257 $22,216 5.2%	$2,266 25,854 $28,120 6.3%	$2,291 27,449 $29,740 5.8%	$2,668 27,928 $30,596 2.9%	$2,635 25,529 $28,164 (8.0)%	$2,641 27,648 $30,289 7.6%
Highway Bond Debt Service as a % of Motor License Fund Revenues	6.5%	1.6%	1.3%	1.1%	1.0%	1.4%
All Other Bond Debt Service and Lease Payments as a % of General Fund Revenues	3.4%	3.2%	3.3%	3.5%	4.1%	3.9%
Total Debt Service and Lease Payments as a % of Motor License and General Fund Revenues	3.7%	3.0%	3.1%	3.3%	3.8%	3.7%
1	Net of all sinking fund balances. Includes bond anticipation notes.
2	Includes unduplicated data of issues.
3	As paid from appropriations, available funds and/or sinking fund balances.
4	Highway Bonds, interest portion of Advance Construction Bonds, Highway Public Improvement Bonds, State Highway and Bridge Authority Bonds, General Authority Rentals, and Highway Bridge Improvement Bonds.
5	Commonwealth revenues only.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years' capital budget bills. Capital projects debt is subject to a constitutional limit on debt. Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate-approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. All such authorizing legislation to date has given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to two of the Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth's General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year budget. Currently, the Commonwealth has $1,000 million in tax anticipation notes outstanding, which mature on June 30, 2011. In fiscal year 2010, the Commonwealth issued $800 million in tax anticipation notes, which were paid in full on June 30, 2010. In the preceding eleven fiscal years, the Commonwealth did not issue any tax anticipation notes.

Bond Anticipation Notes. Pending the issuance of bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. No bond anticipation notes are outstanding.

Projected Issuance of Long-Term Debt. The following table shows projected future issuance of new-money bonds (or bond anticipation notes) through fiscal year 2015 based on current authorizations. Included are bonds expected to be issued under three bond referenda proposed by the Governor and enacted by the General Assembly in 2004, 2005 and 2008. Not included however, are bonds authorized under the economic stimulus program of the Commonwealth Financing Authority. Actual issuance of bonds will be affected by a number of economic and other factors and may vary significantly from the table's projection.

Fiscal Year Ended June 30 ($ in Millions)	2011	2012	2013	2014	2015
Total Projected Issuance	$1,757	$2,240	$1,553	$951	$797
Principal Retirement	$754.9	$835.4	$887.4	$884.3	$866.1

Other State-Related Obligations

Moral Obligations. Moral obligation financing is a financing arrangement in which designated officials of the Commonwealth, its departments or agencies agree, when necessary, to request the General Assembly to appropriate funds as may be required to make up any deficiency in a debt service reserve fund established to assure payment of obligations issued under such an arrangement. The General Assembly is not required to approve such appropriation requests.

Pennsylvania Housing Finance Agency ("PHFA"). The PHFA is a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA provides a mechanism for obtaining additional funds. That mechanism directs the Governor, upon notification from PHFA, to place in the budget of the Commonwealth for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget as finally adopted by the General Assembly may or may not include the amount so placed therein by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. No deficiency exists currently. According to PHFA, as of June 30, 2010, PHFA had $4,831.1 million of revenue bonds outstanding.

Lease Financing. The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys from which the lease payments are to be paid. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth. As of fiscal year ended June 30, 2010, the Commonwealth has outstanding $430,760,000 principal amount of obligations secured by Commonwealth lease payments, the largest of which is $321, 690,000 for the Pittsburgh Penguins arena through the Sports and Exhibition Authority of Pittsburgh and Allegheny County.

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the "SEA") entered into a lease agreement (the "Arena Lease") that, while not creating indebtedness of the Commonwealth, creates a "subject to appropriation" obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the "Arena Bonds") to finance a multi-purpose arena (the "Arena"), to serve as the home of the Pittsburgh Penguins (the "Penguins"), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. These Special Revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth's Economic Development and Tourism Fund (the "Development and Tourism Fund"). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While the Special Revenues currently are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $5.08 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $5.08 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the "Supplemental Arena Bonds") to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center. In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto currently being constructed. Such acquisition was financed through the issuance by PEDFA (defined below) of $281.075 million of revenue bonds (the "Convention Center Bonds"). The Commonwealth, the City of Philadelphia and the Pennsylvania Convention Center Authority entered into an Operating Agreement in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement with PEDFA to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007) to the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Development and Tourism Fund be so applied. Moneys in the Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. There can be no assurance that the Development and Tourism Fund in any year will receive sufficient receipts to fund its appropriated payment obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth's obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority. The Commonwealth Financing Authority (the "CFA"), a major component of the Governor's Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA's bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth. Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 and Act 1 of Special Session 1 of 2008. Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. It is projected that portions of the increased CFA debt issuance authority will be utilized over the next two to four fiscal years. As of August 31, 2010, the CFA had issued $242.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $550.0 million in limited obligation revenue bonds authorized by Act 63.

As of June 30, 2010, the CFA had $1,306.6 million in outstanding bond debt. With respect thereto, the Commonwealth's General Fund has appropriation responsibility with respect to for $906.6 million thereof and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $400 million of such outstanding debt. The Commonwealth's fiscal year 2011 enacted budget appropriates $78.480 million in state funds to the CFA for payment of CFA debt service during fiscal year 2011. Further, a portion of the existing interest earnings of the CFA, totaling approximately $5.0 million will be available to support CFA debt service payments. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in future Executive Budget requests to the General Assembly.

Pensions and Retirement Systems

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

Act 40 of 2003 amended the PSERS' actuarial cost method. Under Act 40, both the outstanding balance of the unfunded accrued liability as of June 30, 2001 and the decrease in the unfunded accrued liability due to the actuarial asset method change provided by Act 38 of 2002, continue to be amortized over a 10-year period, with level dollar funding, beginning July 1, 2002. (Under Act 38, they were amortized over 30 years.) The increases in the unfunded accrued liability due to the July 1, 2002 and July 1, 2003 cost-of-living increases provided by Act 38 continue to be amortized over a 10-year period, with level dollar funding, starting on July 1, 2003 and July 1, 2004, respectively. All other changes in the unfunded accrued liability at June 30, 2001, June 30, 2002, and June 30, 2003, are amortized over a 30-year period, with level dollar funding, starting on July 1, 2002, July 1, 2003, and July 1, 2004, respectively. Future benefit improvements for active members and retirees are to be amortized over 10-year periods with level dollar funding. Future gains and losses are to be amortized over 30-year periods with level dollar funding. Act 40 requires a minimum annual employer contribution of 4.00 percent for pension plus the required healthcare contribution rate for PSERS. The net effect of Act 2003-40 has been to suppress the unfunded liability for ten years, ending in 2011.

With respect to SERS, Act 40 set the amortization period for accrued liabilities at 10 and 30 year schedules with level payments. Additionally, Act 40 increased minimum employer annual contributions for SERS to 2 percent, 3 percent, and 4 percent, effective July 1, 2004, 2005, and 2006, respectively; these minimum annual contribution provision for SERS were set to expire on July 1, 2007 but Act 8 of 2007 established an ongoing minimum annual contribution rate of 4 percent. The enacted budget for fiscal year 2009 included sufficient funds to maintain pension contributions at the 4.0 percent level. SERS' supplemental annuity contributions are funded over 10 years with level dollar payments. SERS' employer contribution rates vary by class/category of service. The SERS composite employer rate was 4.02 percent in fiscal year 2007, 4.04 percent in fiscal years 2008 and 2009, and 4.01 percent in fiscal year 2010. For fiscal year 2011, the General Assembly passed Act 2010-46, effectively setting the composite employer rate at 1 percent greater than the previous fiscal year. This new employer rate is 5.01 percent for fiscal year 2011. If the General Assembly had not enacted Act 2010-46, the required employer contribution would have been 5.64 percent for fiscal year 2011.

Commonwealth contributions to SERS and PSERS were $219.0 million and $382.8 million respectively in fiscal year 2007. In fiscal year 2008, the Commonwealth contributions were $237.5 million and $451.2 million respectively, an 8.4 and 18 percent increase in the year-over-year contribution to each system. During fiscal year 2009, Commonwealth contributions to SERS and PSERS were $242.5 million and $360.6 million, a 2.1 percent increase and 20.1 percent reduction respectively in year-over-year contributions. During fiscal year 2010, Commonwealth contributions totaled $266.0 million for SERS, a 9.7 percent increase in year-over-year contributions, and for PSERS $342.6 million, a 5.0 percent decrease in the year-over-year contribution. For fiscal year 2011, the budgeted SERS employer contribution is $296.8 million, an 11.6 percent increase, and is $408.6 million for PSERS, a 19.3 percent increase.

Based on the most recent valuations of the two systems, Commonwealth contributions to both systems are projected to increase significantly in fiscal year 2012. Recent actuarial projections forecast that the employer contribution rate to PSERS will increase to 10.59 percent in fiscal year 2012. However, even this projected fiscal year 2012 employer rate is lower than would otherwise be the case, due mainly to the continued effect of the change in the amortization period from 30 years to 10 years mandated by Act 40. With respect to SERS, the impact of the actuarial methodology required by Act 40 and Act 8 of 2007 respectively is also forecast to maintain employer rates at relatively low levels through fiscal year 2011. In fiscal year 2012 the SERS' employer rate is expected to increase to 8.0 percent.

At the end of the 10-year amortization period imposed by Act 40, Commonwealth pension plan contributions to PSERS and SERS are projected to rise sharply. Based on the December 31, 2009 valuation, the SERS' employer rate is currently projected to rise to 26.7 percent in fiscal year 2013 and to remain in the 20 percentile range through fiscal year 2032 and to drop below 20 percent thereafter. With respect to PSERS, in fiscal year 2013, based on the system's most recently-completed actuarial valuation on June 30, 2009, the employer contribution rate is projected to increase to 29.22 percent of payroll. However, the General Assembly could again enact amendatory legislation which among other results, will cause the employer contribution rates to be materially lower than these projected rates.

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had dramatic negative impacts on PSERS' and SERS' investment performance. For fiscal year 2009, PSERS generated a negative 26.54 percent annual return. SERS' return on investments for calendar year 2008 was negative 28.7 percent. Calendar year 2009 reflected an improvement in SERS' investment performance with a 9.1 percent return on investments. Similarly, PSERS' fiscal year 2010 investment performance reflected an improvement from the prior year with a 14.59 percent return on investments. Additional pension fund investment losses would be expected to further increase the projected employer contribution for SERS starting in fiscal year 2012 or 2013 and for PSERS in fiscal year 2013. The Commonwealth currently is actively evaluating possible strategies both to moderate and to finance such projected required material contribution increases.

Unfunded Actuarial Accrued Liability 2005-2009 (In Millions)
Valuation Year Ended In	SERS[1]	PSERS[2]
2005	$2,058	$10,007
2006	2,216	12,163
2007	914	9,438
2008	3,801	9,924
2009	5,592	15,739
1	The fiscal year for SERS ends on December 31 of each year.
2	The fiscal year for PSERS ends on June 30 of each year.

Other Post-Employment Benefits. In addition to a defined benefit pension plan for State employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as "other post-employment benefits" or "OPEBs." The Commonwealth provides OPEB under two plans. The Retired Pennsylvania State Police Program (RPSPP) provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program (REHP) provides Commonwealth-determined benefits to other retired state employees and their dependents. The General Assembly, based upon the Governor's request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a "pay-as-you-go" basis. Retiree health care expenditures are currently funded by the Commonwealth's General Fund (approximately 48 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $521 million in fiscal year 2007, $565 million in fiscal year 2008, $541 million in fiscal year 2009, and $563 million in fiscal year 2010.

The Commonwealth had previously established restricted receipt accounts for the REHP and RPSPP to accumulate funds to pay retiree health care costs on a "pay-as-you-go" basis while maintaining an adequate reserve balance. In fiscal year 2008, the Commonwealth's Office of Budget entered into an Interagency Agreement with the independent Pennsylvania Department of Treasury to establish irrevocable trust equivalent arrangements (trust accounts) for the purpose of providing advance funding to both the REHP and RPSPP programs. In fiscal year 2008, $60.0 million was transferred to the REHP Trust Account and $50.8 million was transferred to the RPSPP Trust Account from the pre-existing restricted receipt accounts. At June 30, 2008, the combined balance in the trust accounts and the restricted receipt accounts was $355 million. In December 2008, the Commonwealth changed its discount rate assumption related to the RPSPP for the fiscal year ended June 30, 2008. This change increased the RPSPP Annual Required Contributions ("ARC") from $115 million to $120 million, resulting in a revised combined ARC for both the REHP and the RPSPP of $710 million, $5 million higher than the February 2008 combined ARC of $705 million for the fiscal year ended June 30, 2008. As a result of the transfers to the trust accounts and the change in the discount rate assumption related to the RPSPP, the Commonwealth fully funded the REHP ARC and funded over 95 percent of the RPSPP ARC for the fiscal year ended June 30, 2008.

During fiscal years 2009 and 2010, no additional contributions were made to either the REHP Trust Account or the RPSPP Trust Account. As of June 30, 2010, the combined balance in those two trust accounts (based on the initial value) and the restricted receipt accounts was $482.5 million. The Hay Group actuarial valuation for FYE June 30, 2009 (from February 2008) was updated to reflect updated claims information, updated plan member census and a slower decline in the health care cost inflation rates from those included in the February 2008 valuation. Also, for the fiscal year ended June 30, 2009, the Commonwealth changed its discount rate assumptions for both the REHP (from 8.5 percent to 5.0 percent) and the RPSPP (from 6.2 percent to 5.0 percent).

Revised valuations for the fiscal year ended June 30, 2009, reflects the following Commonwealth OPEB values:

1. The combined unfunded actuarial accrued liability (" UAAL") as of June 30, 2008 is $14.752 billion. The UAAL for the REHP consists of an actuarial accrued liability of $12.863 billion less $60 million of plan assets. The UAAL for the RPSPP consists of an actuarial accrued liability of $2.0 billion less $51 million of plan assets.
 2. The annual required contribution ( "ARC") for the fiscal year ended June 30, 2009 is $962 million. The REHP ARC was $819 million and the RPSPP ARC was $143 million.
 3. The OPEB liability as of June 30, 2009 is $407 million consisting of $313 million for the REHP and $94 million for the RPSPP.

For the REHP, the ARC was $818.51 million and the amount contributed was $505.56 million, with a resulting REHP OPEB liability of $312.95 million as of June 30, 2009. For the RPSPP, the ARC was $143.39 million and the amount contributed was $54.57 million. In addition, when the beginning RPSPP OPEB liability of $5.5 million is included, the resulting RPSPP OPEB liability is $94.32 million as of June 30, 2009. On a combined basis, including both the REHP and the RPSPP, the ARC for the fiscal year ended June 30, 2009 is $961.90 million and the amount contributed is $560.13 million, resulting in an ending OPEB liability of $407.27 million as of June 30, 2009. Based on this valuation, the Commonwealth estimates, that the combined OPEB liability will increase to $773 million as of June 30, 2010.

Summary of Commonwealth Actions to Control Retiree Health Care Costs. The following is a summary of key actions taken to date by the Commonwealth to contain the growth of the cost of health care/OPEB obligations for retirees:

1. REHP-eligible employees retiring after July 1, 2005 but prior to July 1, 2007 are required to annually pay 1 percent of their final annual gross salary as a contribution towards the cost of coverage.
 2. REHP-eligible employees retiring on or after July 1, 2007 are required to annually pay an escalating percentage of their final annual gross salary as a contribution towards the cost of retiree health care coverage. The prior contribution rate of 2 percent increased to 3 percent in October 2010. Any future collectively bargained increases in the employee contribution rate for active employees will also automatically cover all retirees who retire on or after July 1, 2007.
 3. REHP-eligible employees retiring after July 1, 2004 will have their post employment benefits changed automatically as such benefits for active employees are updated and changed.
 4. Effective June 30, 2008, active employees who retire after age 60 must have at least 20 years of service to be REHP-eligible (prior to June 30, 2008, eligibility was attained with 15 years of service).
 5. The Commonwealth has received the Medicare Part D drug subsidy for its retiree health care plans since June 2006.
 6. The REHP Plan was redesigned for prescription drugs (three-tiered formulary and utilization management) and medical benefits (increased co-payments for specialist and emergency room visits), effective in February 2008 and May 2008.
 7. Effective July 1, 2007, State Police retirees are eligible to enroll in PPO plans.
 8. State Police enlisted members who retired on or after April 21, 2005 have a two-tiered co-payment structure and those retiring on or after July 1, 2007 have a three-tiered formulary for their prescription drug plan.
 9. Effective May 1, 2008, REHP Medicare supplemental coverage was replaced with a Medicare Private Fee- For-Service Plan. Effective January 1, 2010, this plan was eliminated and retirees enrolled in this plan have the option to enroll in a Medicare HMO or Medicare PPO.

Litigation

The Commonwealth's Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals such as Northbrook (now Allstate) as detailed below. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2011 is $20.0 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done. The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1 recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act No. 1999-12, under which these approximately 165 county-level court administrators became employees of the Commonwealth. Act 12 also triggered the release of appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remain pending before the Supreme Court of Pennsylvania. Recently the counties moved the Court to enforce the original order in the case. The Court has held argument on the motion and a decision is pending.

Northbrook Life Insurance Co. v. Commonwealth (now Allstate Life Insurance Co. v. Commonwealth). The Northbrook case was the lead case in litigation with potentially the entire insurance industry that does business in Pennsylvania. On January 26, 2006, the en banc Commonwealth Court issued a conflicted decision in which the majority partially ruled for both parties. Both parties filed exceptions. The Court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court. The Supreme Court ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the Commonwealth Court. The Supreme Court's decision resulted in an approximately $7,000.00 credit for Northbrook. Counsel has now selected the Allstate case to relitigate the issues involved. Currently, there are docketed with the Commonwealth Court in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The Northbrook and now Allstate cases along with all of the pending cases challenge the Department of Revenue's application of portions of the Life and Health Guaranty Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to their insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania.

Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers claim the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

As noted above, following the Supreme Court's decision in Northbrook, which left questions remaining, the Allstate case was selected to relitigate the issues involved. The Allstate case was briefed and argued before a five judge en banc Commonwealth Court on December 9, 2009. On March 25, 2010, a 3-2 majority of the Court ruled that Allstate was entitled to claim a credit for all annuity assessments paid to the Guaranty Fund. Exceptions have been filed on behalf of the Commonwealth. The matter is being briefed by the parties for en banc argument before Commonwealth Court which is scheduled for September, 2010. The principal focus of the new Allstate litigation is the proportional part fraction which is multiplied by the assessments to determine the credit as interpreted by the Commonwealth Court. Potential tax refund exposure to the Commonwealth equals up to $150,000,000.

MCARE/HCPRA Case. On April 15, 2010, the Commonwealth Court of Pennsylvania issued two separate decisions granting summary relief in favor of the Petitioners in The Pennsylvania Medical Society, et. al v. The Department of Public Welfare of the Commonwealth of Pennsylvania and the Office of the Budget of the Commonwealth of Pennsylvania (584 M.D. 2008) and The Hospital & Healthsystem Association of Pennsylvania, et. al v. The Department of Public Welfare of the Commonwealth of Pennsylvania, and Office of the Budget of the Commonwealth of Pennsylvania (585 M.D. 2008) (collectively, the "HCPRA Case") and in The Hospital & Healthsystem Association of Pennsylvania, et al. v. The Commonwealth of Pennsylvania, the Department of Insurance, the Treasury Department and the Office of the Budget of the Commonwealth of Pennsylvania (522 M.D. 2009) and The Pennsylvania Medical Society, et. al, v. The Commonwealth of Pennsylvania, the Department of Insurance, the Treasury Department and the Office of the Budget of the Commonwealth of Pennsylvania (523 M.D. 2009) (collectively the "MCARE Case").

The Medical Care Availability and Reduction of Error ("MCARE") Fund is a special fund established within the Treasury pursuant to Act 13 of 2002 that pays claims against health providers for losses or damages awarded in medical professional liability actions in excess of their basic insurance coverage. All health care providers in Pennsylvania are required to pay annual assessments to the MCARE Fund. The Health Care Provider Retention ("HCPR") Account was a special account within the Commonwealth's General Fund established pursuant to Act 44 of 2003. The HCPR Account received a portion of the taxes charged on cigarettes and the monies in the HCPR Account were subject to annual appropriations by the General Assembly. During the years 2003-2007, eligible health care providers in Pennsylvania were granted $946 million in abatements with respect to their MCARE assessments. Also during those years, $330 million was transferred from the HCPR Account to the MCARE Fund in order to assist the MCARE Fund in paying claims and meeting its other obligations. As part of the fiscal year 2010 budget legislation, the General Assembly abolished the HCPR Account and transferred the $708 million remaining in the HCPR Account to the General Fund. The General Assembly also transferred $100 million from the MCARE Fund to the General Fund.

The Commonwealth Court held by a vote of four to one in the HCPRA Case that the Commonwealth had a duty to transfer funds from the HCPR Account to the MCARE Fund equal to the aggregate amount of abatements granted between 2003 and 2007. Subject to an accounting of the MCARE Fund and the HCPR Account, the amount of additional transfers to the MCARE Fund that would be required under the Commonwealth Court's ruling is between $446 and $616 million. The Commonwealth Court also held in the MCARE Case by a vote of four to one that the transfer of $100 million from the MCARE Fund to the General Fund was unlawful and violated the Petitioners' alleged vested rights in that money. The Commonwealth believes the Commonwealth Court committed both factual and legal errors in rendering these decisions and has appealed these decisions to the Pennsylvania Supreme Court. The appeal to the Pennsylvania Supreme Court will result in an automatic stay of the relief pending resolution of the Commonwealth's appeal, subject to further court order. In the event of a final decision in any litigation which is adverse to the Commonwealth and requires the payment or redistribution of Commonwealth funds or assets, the statutorily established administrative and budgetary processes are used to provide the funds or authority to fulfill the Commonwealth's liabilities. Litigation obligations imposed on the Commonwealth in excess of budgeted amounts would require the Commonwealth to identify new revenue sources, or to reduce budgeted expenses so as to avoid a budgetary deficit.

Wisconsin Municipal Obligations

The following information is derived from public information as of July 20, 2011. The Adviser has not independently verified any of this information.

General Economic Factors

The State of Wisconsin ranks 20th in the nation with a 2009 population of 5.6 million and ranks 25th in land area.

In calendar year 2009, the Wisconsin economy was significantly affected by the global recession. Wisconsin employment declined significantly in 2009. Wisconsin employment increased by 0.6 percent in 2007 and decreased by 0.2 percent in 2008 and 4.5 percent in 2009. Wisconsin's employment growth has been comparable to the nation's growth. Nationally, employment increased by 1.1 percent in 2007, and decreased by 0.6 percent in 2008 and by 4.3 percent in 2009. Wisconsin's unemployment rate in October 2010 was 7.0 percent compared with 9.0 percent for the nation.

The changes in employment performance affected income growth. Wisconsin personal income increased 3.9 percent in 2007 and 3.4 percent in 2008 but fell 0.9 percent in 2009. Nationally, personal income increased 5.7 percent in 2007 and 4.0 percent in 2008 but fell 1.7 percent in 2009. On a per capita basis, Wisconsin's performance is also similar to the nation's. Per capita income in Wisconsin increased 3.4 percent in 2007 and 2.9 percent in 2008, but fell 1.4 percent to $37,398 in 2009, 94.4 percent of the national average. This compares to 4.7 percent, 3.1 percent, and (2.6) percent nationally. Relative to the national average, Wisconsin per capita income increased to 94.4 percent of the national average in 2009, up from 93.2 percent in 2008. The largest components of Wisconsin residents' earnings for 2009 are: manufacturing at 19.4 percent (10.6 percent nationally); education and health services at 14.2 percent (13.1 percent nationally); government at 15.5 percent (18.5 percent nationally) and professional and business services at 11.2 percent (15.9 percent nationally).

Wisconsin and the nation are recovering from the recession. Between December 2009 and October 2010, Wisconsin employment has increased 0.8 percent. Nationally, employment is up 0.7 percent over the same period. Wisconsin's seasonally adjusted unemployment rate in October was 7.8 percent compared to 9.6 percent nationally.

Wisconsin's property values reflect the slowing economy. In 2009, real property values declined 0.5 percent, primarily due to a reduction of 1.3 percent in residential real estate values. Commercial real estate values increased by 2.4 percent in 2009. In 2010, real property values declined 3.2 percent with residential real estate values falling 3.5 percent. Commercial real estate values decreased by 2.4 percent in 2010.

Looking ahead, Wisconsin's economic outlook reflects the national outlook. With an economy in recovery after a significant recession, total nonfarm employment in Wisconsin is expected to decline 0.9 percent in 2010 and increase 1.0 percent in 2011. Nationally, nonfarm employment is projected to decline 0.5 percent in 2010 and increase 0.9 percent in 2011. Following the forecasted employment trend, the rate of Wisconsin personal income growth will rebound from a 0.9 percent decline in 2009 to increase 2.8 percent in 2010 and 3.1 percent in 2011. Nationally, the rate of personal income growth is also projected to rebound from a decline of 1.7 percent in 2009 to an increase of 2.8 percent in 2010 and 3.2 percent in 2011.

The impact of the nation's worst economic crisis in decades continued to be felt in Fiscal Year 2010. As in Fiscal Year 2009, decreases in tax collections were met with increases in demand and need for assistance. In order to meet this challenge, state government spending was cut deeper than ever before. All state programs, with very few exceptions, were cut at least 1 percent from base. Many programs were cut by an additional 5 percent or more. State employees were directed to take 8 furlough days in each fiscal year of the biennium in addition to rolling back funding related to a planned 2 percent pay increase. School aid was cut by 2.5 percent, the first time this program has been reduced. To protect property taxpayers from this reduction, school districts' rate of allowable revenue growth was cut by over 25 percent. Medical Assistance funding was reduced through rate reform efforts, including provider rate reductions and restructuring of contracts with managed care organizations. Funding to the University of Wisconsin System, excluding debt service, was reduced by 3.7 percent. Growth in tuition was held to approximately 5.5 percent primarily by reducing administrative costs.

Even deeper cuts in Fiscal Year 2010 were avoided only because Wisconsin was able to use the additional federal funding for states in the American Recovery and Reinvestment Act of 2009 (ARRA) to help offset reduced state revenues due to the recession and, as a result, protect high priority programs, including Medical Assistance, School Aids, Shared Revenue and Youth Aids. While additional federal matching funds for Medical Assistance were available in Fiscal Year 2010 and will be available in Fiscal Year 2011, Wisconsin's share of the state fiscal stabilization funds under ARRA were completely allocated in Fiscal Year 2010.

Bond Ratings

Wisconsin's general obligation bonds are rated Aa2 by Moody's Investors Service, Inc. ("Moody's"), AA by Standard and Poor's Ratings Services ("S&P"), and AA by Fitch Ratings "(Fitch"). In April 2010 both Fitch and Moody's changed their ratings on many of Wisconsin's obligations reflecting a recalibration by Fitch of certain U.S. public finance credit ratings and a recalibration by Moody's of its long-term U.S. municipal ratings to its global rating scale.

Financial Factors

Major Funds. Wisconsin's major governmental funds are the General Fund, the Transportation Fund and the Common School Fund. The General Fund is the primary operating fund of the State and accounts for all financial transactions except those required to be accounted for in another fund. The Transportation Fund is a special revenue fund which accounts for the proceeds from motor fuel taxes, vehicle registrations, licensing fees, and federal and local governments which are used to supply and support safe, efficient and effective transportation in Wisconsin. The Common School Fund is a permanent fund and accounts for revenues received from the sale of federally granted land, fines and forfeitures from penal law branches, and the disposal of escheated property. These moneys are used for public purpose loans to municipalities and school districts. Earnings of this fund are distributed to local school districts and to cover administrative costs incurred by the Public Lands Commission.

The State's major enterprise funds are the Injured Patients and Families Compensation Fund, the Environmental Improvement Fund, the University of Wisconsin System Fund, and the Unemployment Reserve Fund. The Injured Patients and Families Compensation Fund accounts for the program to provide excess medical malpractice insurance for Wisconsin health care providers. The revenues to finance this insurance are primarily derived from assessments against health care providers. The Environmental Improvement Fund accounts for financial resources generated and used for clean water projects. Federal capitalization grants, interest earnings, revenue bond proceeds, and general obligation bond proceeds are its primary funding sources. The University of Wisconsin System Fund accounts for the 13 universities, 13 two-year colleges, the University of Wisconsin Extension and System Administration. The Unemployment Reserve Fund accounts for unemployment contributions made by employers, federal program receipts, benefit payment recoveries and unemployment benefits paid to laid off workers in the State.

State Budget Process. Appropriations are made through the enactment of the State budget. Most of the budget process derives from statutory laws or custom and practice, and thus the process is subject to change. The State budget is the legislative document that sets the amount of authorized state expenditures for the two fiscal years in a biennium and the corresponding amount of revenues (primarily taxes) projected to be available to pay those expenditures. A biennium begins on July 1st of each odd-numbered year and ends on June 30th of the subsequent odd-numbered year. The Wisconsin Constitution requires a balanced budget. It also requires that, if final budgetary expenses of any fiscal year exceed available revenues, then the Legislature must take actions to pay the deficiency in the succeeding fiscal year.

The formal budget process begins when the State Budget Office in the State of Wisconsin Department of Administration (DOA or Department of Administration) issues instructions to State agencies for submission of their budget requests for the next biennium. The Secretary of Administration is required, to provide to the Governor or Governor-Elect and to each member of the next Legislature, by November 20th of each even-numbered year, a compilation of the total amount of each agency's biennial budget request. Wisconsin Statutes also require that DOR compile and provide, by November 20th of each even-numbered year, information on the actual and estimated revenues for the current and forthcoming biennium. These revenue estimates are used by the Governor as the basis on which total General Fund biennial budget spending is recommended. In addition to proposing a biennial budget, the Governor's budget recommendations also include any statutory language changes needed to accomplish the policy initiatives and program or appropriation changes that are part of the Governor's recommendations. Wisconsin Statues provide that immediately after delivery of the Governor's budget message, the executive budget bill or bills must be introduced by the Joint Committee on Finance, without change, into one of the two houses of the Legislature. Upon introduction, the bill or bills must be referred to that committee for review.

The Wisconsin Constitution grants the Governor the power of partial veto for any appropriation bill. This means that rather than having to approve or reject the budget bill in its entirety, the Governor may selectively delete portions of the budget bill. Thus, both language and dollar amounts in a budget bill may be eliminated by the Governor's veto, and dollar amounts may be reduced. An amendment to the Wisconsin Constitution, approved by Wisconsin voters on April 1, 2008, prohibits the Governor from using the partial veto to create a new sentence by combining parts of two or more sentences. The budget bill (less any items deleted or reduced by the Governor's partial veto) then becomes the State's fiscal policy document for the next two years. Just as it may do with a Governor's veto of a bill in its entirety, the Legislature may, with a two-thirds vote by each house, override a partial veto and enact the vetoed portion into law. This action may be taken before or after the budget becomes effective.

State law prohibits the enactment of legislation that would cause the estimated General Fund balance to be less than a specified amount or percentage of the general purpose revenue appropriations for that fiscal year. The specified amount for the 2010-11 fiscal year is $65 million. State law currently requires that the amount remain $65 million each year through the 2012-13 fiscal year, and beginning with the 2013-14 fiscal year, the statutory required reserve should be 2.0% of the general purpose revenue appropriations for that fiscal year.

The budget could move out of balance if estimated revenues are less than anticipated in the budget or if expenditures for open-ended appropriations are greater than anticipated. The Wisconsin Statutes provide that, following the enactment of the budget, if the Secretary of Administration determines that budgeted expenditures will exceed revenues by more than one-half of one percent of general purpose revenues, then no approval of expenditure estimates can occur. Further, the Secretary of Administration must notify the Governor and the Legislature, and the Governor must submit a bill correcting the imbalance. If the Legislature is not in session, then the Governor must call a special session to take up the matter.

The Secretary of Administration also has statutory power to order reductions in the appropriations of state agencies (which represent less than one-fourth of the General Fund budget). The Secretary of Administration may also temporarily reallocate free balances of certain funds to other funds that have insufficient balances and, further, may prorate or defer certain payments in the event current or projected balances are insufficient to meet current obligations.

Continuing Authority. The failure of the Legislature to adopt a new budget before the commencement of a biennium does not result in a lack of spending authority. Under Wisconsin law an existing appropriation continues in effect until it is amended or repealed. Thus, in the event that a budget is not in effect at the start of a fiscal year, the prior year's budget serves as the budget until such time as a new one is enacted. Once a newly enacted budget becomes effective, the continuing authority is superseded by the newly enacted appropriations.

The continuing authority of existing appropriations until a new budget is adopted helps to protect against the effect of a delay in the adoption of a budget. The 2009-11 biennial budget was enacted on June 29, 2009, which was prior to the start of the 2009-10 fiscal year. Prior to that, the last ten biennial budgets of the State were enacted after the start of the biennium, with the latest being October 26, 2007 (for the 2007-2009 biennium), which was nearly four months after the start of the 2007-08 fiscal year.

Budget Stabilization Fund. Statutory provisions require, for each fiscal year, the transfer of 50% of general purpose revenues received over the original budget estimate to the State's Budget Stabilization Fund, provided that the statutory required balance for that fiscal year is maintained. The transfers to the Budget Stabilization Fund, which only occur when general purpose revenues exceed the original budget estimates, are required to continue until the balance in the Budget Stabilization Fund is at least equal to 5% of the estimated expenditures from the General Fund.

General Fund Cash Flow

The State has experienced and expects to continue to experience certain periods when the General Fund is in a negative cash position. Wisconsin Statutes provide certain administrative remedies to deal with these periods. The Secretary of Administration may temporarily reallocate cash in other funds to the General Fund. (For the 2009-2011 biennium, this amount can be up to 7% of the general-purpose revenue appropriations then in effect, but returns to 5% starting with the 2011-12 fiscal year.) This amount is approximately $986 million for the 2010-2011 fiscal year. In addition, the Secretary of Administration may also temporarily reallocate an additional amount of up to 3% of the general-purpose revenue appropriations then in effect (approximately $422 million for the 2010-2011 fiscal year) for a period of up to 30 days. In aggregate, the limit on the amount available from temporary reallocations for the 2010-11 fiscal year is $1.408 billion. The State has issued operating notes in fiscal years 2009, 2010 and 2011 to address its cash flow imbalances.

The Secretary of Administration may set priorities for payments from the General Fund as well as prorate certain payments. The Wisconsin Statutes provide that all payments shall be in accordance with the following order of preference:

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All direct and indirect payments of principal and interest on State general obligation debt have first priority and may not be prorated or reduced.

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All direct and indirect payments of principal and interest on operating notes have second priority and may not be prorated or reduced.

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All State employee payrolls have third priority and may be prorated or reduced.

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All other payments shall be paid in a priority determined by the Secretary of Administration and may be prorated or reduced. The Secretary of Administration has covenanted to give high priority to payments due under the Master Lease Program and debt service due on the General Fund Annual Appropriation Bonds, pursuant to contracts entered into in connection with the issuance of those obligations.

Budgetary Results of Fiscal 2009-2010

The State ended the 2009-2010 fiscal year on a statutory and unaudited basis with an undesignated balance of $71 million rather than the projected balance of $336 million. The lower ending balance is due primarily to spending above amounts estimated in the biennial budget for the Medical Assistance program. The higher Medical Assistance spending was addressed by the Secretary of Administration moving appropriation authority from the 2010-2011 fiscal year to the 2009-2010 fiscal year. Medical Assistance is funded from a biennial appropriation which provides flexibility to meet higher than estimated costs in the first year of the biennium.

Fiscal 2010-2011 General Fund Condition Projections

The gross ending General Fund balance for the 2010-2011 fiscal year is currently projected to be $87 million.

June Budget Adjustment Legislation. Certain budget adjustment legislation for the 2010-2011 fiscal year, the provisions of which also affect the 2011-2013 biennium, was adopted by the Legislature on June 14, 2011, signed into law by the Governor on June 15, 2011 (2011 Wisconsin Act 27), and took effect on June 30, 2011. One significant expenditure authorized by this act is the payment from the General Fund to the Injured Patients and Families Compensation Fund, pursuant to determination made by the Wisconsin Supreme Court in July 2010, to replace a $200 million transfer previously made in the 2007-2009 biennium from the Injured Patients and Families Compensation Fund to the Medical Assistance Trust Fund.

Litigation Regarding Transfer from Injured Patients and Families Compensation Fund 2007 Wisconsin Act 20, which was signed into law October 2007, required a transfer of $200 million from the Injured Patients and Families Compensation Fund to the General Fund. The transfer consisted of $71.5 million, which was transferred in October 2007, and an additional $128.5 million which was transferred in July 2008. Subsequent to the signing of this legislation and the initial transfer, the Wisconsin Medical Society filed a lawsuit on behalf of their members challenging the transfer as unconstitutional. After being dismissed in December 2008, the case was appealed to the Wisconsin Supreme Court. In July 2010, the Wisconsin Supreme Court ruled that the plaintiffs had a property interest in the transferred funds, and that the transfer therefore, constituted an unlawful taking under the Wisconsin Constitution. The Court ruling requires that the $200 million, plus interest and lost earnings, be returned to the Injured Patients and Families Compensation Fund. Pursuant to the Wisconsin Supreme Court decision in July 2010, the Dane County Circuit Court issued an order on July 20, 2011 requiring the State to pay the Injured Patients and Families Compensation Fund an amount of $233.7 million by October 1, 2011. The State has appropriated funds in the 2010-2011 fiscal year for payment of this amount.

March Budget Adjustment Legislation. Certain budget adjustment legislation for the 2010-2011 fiscal year was adopted by the Legislature on March 10, 2011 and signed into law by the Governor on March 11, 2011 (2011 Wisconsin Act 10).

Provisions of this act include:

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Increases in employee health and retirement contributions, which increased General Fund revenues by approximately $28 million.

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Minor decreases to certain appropriations and increases in certain lapse assumptions, which decreased General Fund appropriations by approximately $6 million.

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Modifications to the collective bargaining rights of public employees in the State (except for certain protective occupation employees under the Wisconsin Retirement System or under the City of Milwaukee or Milwaukee County retirement systems).

2011 Wisconsin Act 10 did not take effect until June 29, 2011. Delay in the effective date resulted from relief granted by the Dane County circuit court in a case filed by the Dane County District Attorney based on allegations that the State's open meeting laws were violated by a legislative committee that referred the related bill to both houses of the Legislature; however, on June 14, 2011, the Wisconsin Supreme Court vacated and declared void all orders and judgments of the Dane County Circuit Court with respect to the case.

On June 15, 2011, various unions primarily representing municipal employees filed a lawsuit in the United States District Court for the Western District of Wisconsin, asking, among other things, that a declaratory judgment be entered on the basis that certain provisions of 2011 Wisconsin Act 10 deny public employees their right to collectively bargain and violate the First and Fourteenth Amendments of the U.S. Constitution and that preliminary and permanent orders be entered to enjoin the implementation and enforcement of 2011 Wisconsin Act 10. The district court has neither granted nor denied the plaintiffs' motion for a temporary restraining order or preliminary injunction as of July 20, 2011.

Two cases have also been filed in circuit court regarding 2011 Wisconsin Act 10. One case seeks a permanent injunction against any implementation of 2011 Wisconsin Act 10 due to its enactment allegedly occurring in derogation of the quorum requirements in the Wisconsin Constitution and in violation of open meeting laws in the Wisconsin Statutes. This case has been dismissed but no final judgment has been entered as of July 20, 2011. The second case seeks a declaratory judgment generally for the same reasons and further alleges that components of 2011 Wisconsin Act 10 constitute an unconstitutional burden on the exercise of municipal employees' rights to associate, assemble, express their views, and petition the government. This second case has been dismissed and final judgment entered.

Other budget adjustment legislation was adopted by the Legislature on April 5, 2011, signed into law by the Governor on April 6, 2011 (2011 Wisconsin Act 13), and took effect on April 8, 2011. The provisions of this legislation include the following:

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Reductions in required transfers and lapses to the General Fund, which decreased General Fund revenues by approximately $79 million.

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Increase of General Fund appropriations by $159 million, which addresses shortfalls previously identified for Medical Assistance and the Department of Corrections.

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Increase of transfers or lapses to the General Fund of $163 million, which primarily reflected an assumed $165 million of debt restructuring in the 2010-2011 fiscal year (which was subsequently completed in April 2011).

May 2011 Legislative Fiscal Bureau (LFB) Memorandum. On May 11, 2011, LFB provided a memorandum that includes estimates of General Fund tax revenues for the 2010-2011 fiscal year, which are $12.925 billion, or an increase of $793 million (or 6.5%) from collections in the 2009-10 fiscal year and an increase of $233 million from the projections provided in the January 31, 2011 LFB Memorandum.

January 2011 LFB Memorandum. The January 31, 2011 LFB Memorandum included estimates of General Fund tax collections for the 2010-2011 fiscal year, which at that time were $12.691 billion, or an increase of $560 million (or 4.6%) from collections in the 2009-2010 fiscal year and a decrease of $13 million from the projections provided by the Department of Revenue in December 2010.

December 2010 Updated Revenue Projections. On December 27, 2010, the Department of Administration reported that the Department of Revenue had provided updated projections of general purpose tax revenues for the 2010-2011 fiscal year and the 2011-2013 biennium, which reflected the projected national economic impact from the then-recent enactment of federal legislation that included an extension of unemployment benefits and a reduction of payroll taxes.

Budget For 2011-2013 Biennium

Wisconsin Act 34, the budget act for the 2011-2013 biennium, was adopted by the Legislature on June 16, 2011, signed into law, with partial vetoes, by the Governor on June 26, 2011 (2011 Wisconsin Act 32), and became effective on July 1, 2011.

The enacted budget for the 2011-2013 biennium is largely similar to the budget approved by the Legislature's Joint Committee on Finance on June 3, 2011. The following is a summary of the budget approved by the Legislature's Joint Committee on Finance:

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Total General Fund spending for the biennium increases by $697 million, or 2.50%, over the fiscal 2010-2011 base year (doubled for this biennium-to fiscal-year comparison). This biennial increase reflects a $1.387 billion increase in funding for Medicaid (to replace one-time federal funding in the 2009-2011 biennium) and a $690 million decrease in other General Fund appropriations.

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Provides General Fund spending of $161 million for the new Wisconsin Economic Development Corporation (which will replace economic development functions currently performed by the Wisconsin Department of Commerce), makes changes to capital gains taxes for long-term investments in State businesses, and makes changes to combined reporting requirements applicable to controlled groups of corporations.

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Reduces school aids by $793 million over the biennium and lowers school district revenue limits so that the reduction in school aids does not result in local property tax increases. Pursuant to provisions of budget adjustment legislation (2011 Wisconsin Act 10), it is expected that this reduction in school aid will be offset by savings resulting from school district employee contributions toward their pension and health insurance benefits.

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Numerous actions to address the rapid growth in health care costs including, but not limited to, increased health care premium contributions from State employees, increased copayments and deductibles, flexibility for the Department of Heath Services to pursue cost-control approaches, and consolidation of eligibility determinations.

Revenue Sources

The State raises revenues from diverse sources, including various taxes levied by the State, Federal government payments, various kinds of fees, licenses, permits, and service charges paid by users of specific services, privileges, or facilities, Investment income, and gifts, donations, and contributions.

Tax Structure. The State collects a diverse variety of taxes. The most significant taxes are based on individual income and on general sales and use.

Individual Income Tax. The tax brackets and rates for the 2010 and 2011 tax years range from 4.60% to 7.75% and include a tax bracket created with the 2009-2011 biennial budget for the highest income. The taxable income brackets have been indexed for changes in the Consumer Price Index.

General Sales and Use Tax. A 5% tax is imposed on the sale or use of services and all tangible personal property unless specifically exempted. The most notable exemptions are food, prescription drugs, and motor and heating fuel. In 2009, the State adopted the Streamlined Sales and Use Tax Agreement, which is a multi-state agreement intended to simplify and modernize sales and use tax administration and to promote the voluntary collection of sales tax by out-of-state businesses.

Corporate Income and Franchise Taxes. Corporations doing business in the State are subject to either the corporation income or the corporate franchise tax. The difference between the two taxes is subtle, relating primarily to restrictions under federal law on the types of income that states can tax with an income tax. While the majority of corporations pay the franchise tax, both the franchise tax and the income tax are levied at a rate of 7.9% of corporate net income. The net tax liability is determined by subtracting allowable credits.

Public Utility Taxes. Public utilities in the State are subject to State taxation in lieu of local general property taxation. The State tax takes one of two general forms; an ad valorem tax based on the assessed value of the company's property within the State, or a tax or license fee based on the gross revenues or receipts of the company generated in the State. Companies subject to the ad valorem tax include air carrier companies, conservation and regulation companies, municipal electric associations, pipeline companies, railroad companies, and telephone companies. Companies subject to the tax or license fee based on gross revenues or receipts include car line companies, electric cooperatives, and municipal and private light, heat, and power companies. Car line companies (which are companies engaged in the business of furnishing or leasing car line equipment to a railroad) are taxed on all receipts allocated to the State at a tax rate equal to the average statewide net property tax rate. For electric cooperatives, certain revenues are excluded, and deductions may be allowed. The taxable gross revenues are taxed at a flat rate of 3.19%, except that the tax rate on wholesale sales of electricity is reduced to 1.59%. For light, heat, and power companies, certain revenues are excluded, and deductions may be allowed. Revenues from the sale of gas services are subject to tax at the rate of 0.97%, and wholesale sales of electricity are taxed at the rate of 1.59%. The tax rate on all other revenues is 3.19%.

Excise Taxes. Cigarettes are taxed at the rate of $2.52 cents per pack of 20, moist snuff is taxed at the rate of 100% of the manufacturer's list price, and other tobacco products are taxed at the rate of 71% of the manufacturer's list price, with the tax on cigars is the lesser of 71% of the manufacturer's list price or $0.50 per cigar. The cigarette and tobacco products taxes are collected from distributors and sub-jobbers. Wine is taxed at $0.25 or $0.45 per gallon (or $0.066 or $0.119 per liter), depending on its alcohol content. Liquor is taxed at $3.25 per gallon (or $0.859 per liter). The wine and liquor tax is collected from wholesalers. Beer is taxed at the rate of $2 per barrel, and the tax is paid monthly by brewers.

Estate, Inheritance, and Gift Taxes. For deaths occurring after September 30, 2002 and before January 1, 2008, the State imposed an estate tax in an amount equal to the credit allowed for state inheritance or estate taxes under federal law in effect on December 31, 2000. For deaths occurring on or after January 1, 2008, State estate taxes were based on the federal credit computed under federal law in effect on the date of death, which based on federal law in effect since January 1, 2008 resulted in the current elimination of State estate taxes for deaths occurring on or after January 1, 2008. Congress has taken action to extend certain tax laws and to reinstate a modified federal estate tax to allow for a deduction for state estate taxes. Under current State law, this language will result in the continued elimination of State estate taxes for deaths occurring on or after January 1, 2008.

Insurance Company Premium Tax. Wisconsin-based life insurance companies pay a tax of 2% of the premiums received less a credit equal to 50% of personal property taxes. Small companies may choose to pay 2.5% of all income except premiums less the personal property tax credit. Nondomestic life insurance companies pay the 2% rate with no personal property tax credit. Domestic and nondomestic property and casualty insurance companies are taxed 2% on allocated fire insurance premiums received. The 2% tax levied on fire insurance premiums is redistributed to local governments as a "fire department dues" tax. Nondomestic casualty insurance companies are taxed an additional 2.375% on allocated fire insurance premiums received, 2% on all forms of casualty premiums, and 0.5% on ocean marine coverages. Domestic mortgage guaranty insurance companies pay a tax of 2% of premiums received. Nondomestic companies are also subject to retaliation and reciprocation. If a nondomestic company's state of domicile assesses a Wisconsin domestic company, in aggregate, a greater amount than these rates, then Wisconsin retaliates. If a nondomestic company's state of domicile assesses a Wisconsin domestic company, in aggregate, a lesser amount than these rates, then Wisconsin reciprocates, subject to a minimum of the 2% "fire department dues," 0.375% for ocean marine and allocated fire insurance premiums, 0% for all forms of casualty premiums, and 2% for life premiums.

Motor Vehicle Fuel Tax. Motor vehicle fuel is taxed at the rate of 30.9 cents per gallon. The tax is collected from the wholesaler but is specifically passed through to the user. The revenues are deposited in the Transportation Fund, where they are used primarily for highway purposes.

Forest Tax. The forest tax is the only State tax upon general property. It is a levy on all taxable property in the State. The tax is collected by municipal treasurers and remitted to the State during property tax settlements. After its receipt in the General Fund, it is transferred to the segregated Conservation Fund.

Miscellaneous Taxes. The State collects other miscellaneous taxes and fees, the largest of which is the real estate transfer fee. This fee is assessed at the time of a sale or transfer of real estate and at the rate of 30.0 cents per $100 value.

Tax Credits. Complementing the State's tax structure are tax credits designed to relieve certain taxes. These credits are reflected as expenditures for budgeting purposes. A brief description of the principal tax credits follows.

Homestead Tax Credit. Property tax relief is provided to low-income homeowners and renters through a homestead tax credit. The maximum household income limit is expected to be $24,680. The maximum amount of aidable property taxes is expected to be $1,460, and the amount of farm acreage on which the property tax is based is 120 acres. Beginning in calendar year 2010, the factors or ceiling for this credit will be indexed for inflation annually. For renters, the amount of rent allocated as property tax is 25%, or 20% if heat is included in rent. In the 2009-10 fiscal year, low-income homeowners and renters received $129 million in homestead tax credit relief.

Earned Income Tax Credit. The earned income tax credit provides assistance to lower-income workers. The tax credit supplements the wages and self-employment income of such families. It offsets the impact of the social security tax and increases the incentive to work. As of November 30, 2010, the State was one of 23 states that offered an earned income tax credit. Twenty-one of those states, including Wisconsin, offered a refundable earned income tax credit. The State's earned income tax credit is calculated as a percentage of the federal tax credit. The federal earned income tax credit varies by income and family size. In addition to the federal standards, the State's tax credit varies the percent of the federal credit by the number of children: 4% of the federal credit for one child, 14% for two, and 43% for three or more. The maximum State tax credit in tax year 2009 ranged from $122 for one child, $704 for two children, and $2,432 for three or more children. In the 2009-10 fiscal year, low-income wage earners received $128 million in earned income tax credits.

Farmland Preservation Tax Credit. The farmland preservation program provides property tax relief to farmland owners and encourages local governments to develop farmland preservation policies. The tax credit reduces income tax liability or is rebated if the credit exceeds income tax due. The credit formula is based on household income, the amount of property tax levied by all governments, and the type of land use provisions protecting the farmland (either a preservation agreement or exclusive agricultural zoning). Claimants may receive a tax credit on up to $6,000 of property taxes. The maximum potential credit is $4,200. In the 2009-2010 fiscal year, farmland owners received $14 million in farmland preservation tax credits. Starting in calendar year 2011 (for tax year 2010), the farmland preservation tax credit is being revised and expanded and a previous program, the farmland tax relief credit, is being eliminated.

School Levy Tax Credit. The school levy tax credit is distributed based on each municipality's share of statewide levies for school purposes and is provided to all classes of taxpayers (residential, commercial, industrial, and others). For property taxes levied in December 2009, $747 million of school levy tax credits was distributed statewide. A new first dollar credit, which offsets the first $7,100 of property taxes on an improved parcel, provided an additional $142 million of property tax relief for property taxes levied in December 2009. These tax credits lowered school property taxes paid by taxpayers by 8.8% of the total gross tax levy for all purposes. The tax credits are paid to counties or municipalities to reduce the amount due from all property taxpayers.

Lottery Property Tax Credit. The net proceeds of the state lottery are reserved for property tax relief. The lottery property tax credit is paid to counties or municipalities to reduce the amount due from local taxpayers. The lottery property tax credit is paid only for property taxes on primary residences. For the 2008-09 tax year, the total lottery property tax credit was approximately $118 million.

School Property Tax Credit. The school property tax credit is a nonrefundable credit to reduce individual income net tax liability, and is equal to 12% of the first $2,500 in property taxes, or rent relating to allocable property taxes, for a maximum credit of $300. In the 2009-10 fiscal year, the school property tax credit totaled $387 million.

State Expenditures

State expenditures can be categorized into three distinct types of expenditure:

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State Operations. Direct payments by State agencies to carry out State programs for expenses such as salaries, supplies, services, debt service, and permanent property, including the University of Wisconsin System.

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Aids to Individuals and Organizations. Payments from a State fund made directly to, or on behalf of, an individual or private organization (for example, Medicaid, parent choice and charter school programs, or student financial assistance).

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Local Assistance. Payments from a State fund to, or on behalf of, local units of government and school districts, including payments associated with State programs administered by local governments and school districts (for example, elementary and secondary school aids, shared revenues, and school levy and first dollar tax credits).

In the 2009-10 fiscal year, about 57% of all general-fund taxes collected by the State were returned to local units of government. The remaining funds were used for aids to individuals and organizations (19%) and state operations and programs, including the University of Wisconsin System (25%). For the 2010- 11 fiscal year, these percentages are expected to be about 55% returned to local units of government, 18% for aids to individuals and organizations, and 27% for state operations and programs, including the University of Wisconsin System.

State Debt

The State of Wisconsin Building Commission, an agency of the State, is empowered by law to consider, act upon, authorize, issue and sell all debt obligations of the State.

Limitations on Issuance of General Obligations. General obligations issued by the State are subject to debt limits set forth in the Wisconsin Constitution and the Wisconsin Statutes. There is an annual debt limit of three-quarters of one percent, and a cumulative debt limit of five percent, of the aggregate value of all taxable property in the State. Currently, the annual debt limit is $3,719,281,442, and the cumulative debt limit is $24,795,209,615. Funding or refunding obligations are not subject to the annual limit but are accounted for in applying the cumulative debt limit. Accrued interest on any obligation that is not paid during the fiscal year in which it accrues is treated as debt and taken into account for purposes of the debt limitations. As of July 1, 2011, general obligations of the State were outstanding in the principal amount of $7,104,847,656.

Borrowing Plans for Calendar Year 2011

General Obligations. As of July 20, 2011 the State has issued the following general obligations in calendar 2011 year: (i) $429 million of general obligation bonds for various governmental purposes, (ii) $225 million of general obligation refunding notes to refund general obligation bonds maturing on May 1, 2011 or May 1, 2012 that were previously issued for various governmental purposes, (iii) $275 million of general obligation refunding bonds to refund the aforementioned notes and to advance refund certain other general obligation bonds previously issued for various governmental purposes and (iv) 329.26 million of general obligation bonds for various governmental purposes.

In addition, the Commission has authorized the issuance of the following general obligations:

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Up to $423 million of general obligation refunding bonds to refund general obligation bonds previously issued for general governmental purposes. The amount and timing of any issuance of general obligation refunding bonds depend on market conditions.

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Up to $30 million of general obligation subsidy bonds to be purchased by the Environmental Improvement Fund for the Clean Water Fund Program. The amount and timing of any issuance of general obligation subsidy bonds for this purpose depend on various factors, including the amount and timing of loan disbursements from the Clean Water Fund Program.

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Up to $102 million of general obligations for the veterans housing loan program, which may be in the form of bonds, commercial paper notes, or extendible municipal commercial paper. The amount and timing of any issuance of general obligations for this purpose depend on originations of veterans housing loans and market conditions.

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Up to $90 million of general obligation refunding bonds to refund general obligation bonds previously issued for the veterans housing loan program. The amount and timing of any issuance of general obligation refunding bonds for this purpose depend on market conditions and other factors relating to the veterans housing loan program.

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General obligations for the funding of the State's outstanding general obligation commercial paper notes and extendible municipal commercial paper, which were outstanding in the amount of $593 million as of July 1, 2011. The amount and timing of any issuance of general obligations for this purpose depend on a decision to fund outstanding obligations bearing variable interest rates either with a different form of variable-rate obligation or with bonds bearing a fixed interest rate.

Other Obligations. The State of Wisconsin Building Commission ("Commission") has authorized up to $250 million of transportation revenue refunding bonds to refund previously issued transportation revenue bonds. The amount and timing of any issuance of transportation revenue refunding bonds depend on market conditions.

The Commission has authorized up to $34 million of clean water revenue bonds to fund loans in the Clean Water Fund Program. The amount and timing of any issuance of clean water revenue bonds depend on loan activity of the State's Clean Water Fund program. The Commission has also authorized up to $150 million of clean water revenue refunding bonds to refund previously issued clean water revenue bonds. The amount and timing of any issuance of clean water revenue refunding bonds depend on market conditions.

Operating Notes. The Commission may issue operating notes to fund operating expenses upon the request of the Department of Administration if it determines that a deficiency will occur in the funds of the State that will not permit the State to pay its operating expenses in a timely manner. The Governor and the Joint Finance Committee of the Legislature must also approve the request for issuance. Operating notes may be issued in an amount not exceeding 10% of budgeted appropriations of general purpose and program revenues in the year in which operating notes are issued. Operating notes are not general obligations of the State and are not on parity with State general obligations. The General Fund may be pledged for the repayment of operating notes, and money of the General Fund may be impounded for future payment of principal and interest; however, any such repayment or impoundment must be made subsequent to the payment of the amounts due the Bond Security and Redemption Fund securing the repayment of State general obligation bonds. All payments and impoundments securing the operating notes are also subject to appropriation. Owners of the operating notes have a right to file suit against the State in accordance with procedures established in the Wisconsin Statutes. On July 19, 2011, the State issued operating notes, in the par amount of $800 million for the 2011-12 fiscal year, which mature on June 15, 2012.

Master Lease Program. The State, acting by and through the Department of Administration, has entered into a master lease for the purpose of acquiring property (and in limited situations, prepaid service contracts) for State agencies through installment payments. The State's obligation to make lease payments is subject to annual appropriation by the Legislature. The full faith and credit of the State are not pledged to the lease payments; the State is not obligated to levy or pledge any tax to pay the lease payments. The State's obligation to make the lease payments does not constitute debt for purposes of the Wisconsin Constitutional debt limit, and there is no limit to the amount of such obligations that the State can incur. Although an effort is made to use the master lease program for all property acquired by the State through nonappropriation leases, it is possible that state agencies may separately incur such obligations through other lease arrangements. Certificates of participation have been issued that evidence a proportionate interest in certain lease payments to be made by the State. As of December 15, 2010, the outstanding principal amount of the State's obligations under the master lease program was approximately $74 million.

State Revenue Obligations. Subchapter II of Chapter 18 of the Wisconsin Statutes authorizes the State, acting through the Commission, to issue revenue obligations. Revenue obligations may be in one of the following forms:

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Enterprise obligations. Secured by a pledge of revenues or property derived solely from the operation of a program funded by the issuance of the revenue obligations.

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Special fund obligations. Secured by a pledge of revenues or property derived from any program or any pledge of revenues.

Any such program to be undertaken or obligations to be issued must be specifically authorized by the Legislature. The resulting obligations are not general obligations of the State. Revenues pledged to the repayment of revenue obligations are deposited with a trustee for the obligations. Because these revenues are pledged to the owners of revenue obligations, who have a first lien on all such monies, the owners of State general obligations have no claim to the revenues pledged for the repayment of such revenue obligations. Three such programs have been authorized and are currently outstanding:

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Transportation revenue bond program. This program finances a portion of the costs of the State highways and related transportation facilities. The obligations are secured by motor vehicle registration fees and other registration-related fees. The Commission has issued 27 series of bonds. Including refunding bond issues, and two series of commercial paper notes for this program, which were outstanding in the aggregate amount of $1.866 billion as of December 15, 2010.

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Clean water fund program. This program makes loans to municipalities in the State for the construction or improvement of their water pollution control facilities. The Commission has issued 20 series of bonds for this program, including refunding bond issues, which were outstanding in the amount of $968 million as of December 15, 2010.

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Petroleum inspection fee revenue obligations program. This program funds environmental remediation claims submitted under the Petroleum Environmental Cleanup Fund Award Program. Obligations issued for this program are secured by petroleum inspection fees. The Commission has issued five series of bonds, including refunding bond issues, and two series of extendible municipal commercial paper for this program, which were outstanding in the aggregate amount of $189 million as of December 15, 2010.

General Fund Annual Appropriation Bonds. The State is authorized to issue general fund annual appropriation bonds (i) to pay the State's unfunded accrued prior service (pension) liability and the State's unfunded accrued liability for sick leave conversion, and (ii) to finance the purchase of tobacco settlement revenues that had been previously sold by the Secretary of Administration. The general fund annual appropriation bonds are not a debt of the State, and the State's obligation to make debt service payments is subject to annual appropriation by the Legislature. The full faith and credit of the State are not pledged, and the State is not obligated to levy or pledge any tax, to make the debt service payments. The State has issued five series of general fund annual appropriation bonds, including refunding bond issues, to pay the State's unfunded accrued prior service (pension) liability, determined as of January 1, 2003, and the State's unfunded accrued liability for sick leave conversion, determined as of October 1, 2003. The general fund annual appropriation bonds issued for this purpose were outstanding in the aggregate amount of $1.837 billion as of December 15, 2010. With respect to the outstanding general fund annual appropriation bonds that are in the form of taxable floating rate notes, the State has hedged nearly all its variable-rate exposure by entering into interest rate exchange agreements (commonly called swap agreements). The State has issued one series of general fund annual appropriation bonds to finance the purchase of tobacco settlement revenues that the State previously sold to Badger Tobacco Asset Securitization Corporation ("BTASC"). The general fund annual appropriation bonds issued for this purpose were outstanding in the aggregate amount of $1.523 billion as of December 15, 2010.
Moral Obligations. In certain situations where the State does not have a legal obligation to make a payment, the Legislature has recognized a moral obligation to make an appropriation for the payment and has expressed its expectation and aspiration that, if ever called upon to do so, it would. The following items describe these situations and the amount of outstanding obligations that are subject to the State's moral obligation:

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Payments to reserve funds securing certain obligations of the Wisconsin Housing and Economic Development Authority. Currently there are nine issues outstanding in the aggregate amount of $391 million that carry a moral obligation of the State.

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Payments of debt service on petroleum inspection fee revenue obligations. In its legislation authorizing the issuance of the petroleum inspection fee revenue obligations, the Legislature, recognizing a moral obligation to do so, expressed its expectation that, if the Legislature were to reduce the rate of the petroleum inspection fee (which has happened) and if the petroleum inspection fee were insufficient to pay debt service on the petroleum inspection fee revenue obligations when due (which has not happened), then the Legislature would make an appropriation from the general fund sufficient to pay such debt service. The petroleum inspection fee revenue obligations are currently outstanding in the principal amount of $189 million.

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Payments to reserve funds securing certain obligations of different types of local districts, subject to the Secretary of Administration's determination that certain conditions have been met. Currently there is one issue from a local district (Wisconsin Center District) that is outstanding in the amount of $126 million that carries a moral obligation of the State. Two other local districts (the Southeast Wisconsin Professional Baseball Park District and the Green Bay-Brown County Professional Football Stadium District) each have authority to issue $160 million of revenue obligations that, subject to the Secretary of Administration's determination that certain conditions have been met, could carry a moral obligation of the State. Both districts have issued revenue obligations, but those obligations do not carry the moral obligation of the State.

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Payments to reserve funds securing obligations issued by certain redevelopment authorities, subject to the Secretary of Administration's determination that certain conditions have been met. Currently there are three issues by a redevelopment authority (Redevelopment Authority of the City of Milwaukee) for the Milwaukee Public Schools Neighborhood Schools Initiative that are outstanding in the total amount of $101 million that carry a moral obligation of the State.

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Payments required to be made by municipalities on loans from the Clean Water Fund Program, if so designated by the State. Currently no Clean Water Fund Program loan carries a moral obligation of the State.

Pensions and Retirement Systems

Of the State's approximately 38,191 full-time equivalency classified civil service employees, approximately 32,448 are employees whose wage rates, fringe benefits, hours of work, and conditions of employment are determined by collective bargaining agreements. An additional 2,243 unclassified employees are also covered by collective bargaining agreements. The Wisconsin Retirement System covers all full-time employees of the State. The total retirement contribution consists of a member (employee) contribution and an employer contribution. Previously, after deducting the fixed contributions of employees, the State then would contribute an amount sufficient to meet the remaining value of the obligations. This division of contribution obligations was changed in 2011. Provisions of 2011 Wisconsin Act 10, as amended by 2011 Wisconsin Act 32, will make the following changes to the Wisconsin Retirement System (WRS) required contributions; these changes are generally effective for the payroll to be paid on August 25, 2011 for employees of the State, and a payroll close to that date for other participants of the WRS (depending on status of existing respective current collective bargaining agreements):

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The total retirement contribution must be split equally between the employee required contribution and the employer required contribution for general employees and for elected officials and judges.

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The employee required contribution for protective occupations with Social Security and for protective occupations without Social Security is the same as for general employees. The employer required contribution for these groups is the difference between the total required contribution and the employee required contribution.

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The benefit adjustment contribution is eliminated

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Employee required contributions may not be paid by the employer on behalf of the employee.

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Employee paid contributions are treated as pretax contributions under section 414(h)(2) of the Internal Revenue Code.

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The new WRS contribution rates for employees and employers are as follows:

Employee Classification	New Employee Required	New Employer Required
General employees, including teachers	5.80%	5.80%
Elected officials, judges, and state executives	6.65%	6.65%
Protective occupations with Social Security	5.80%	8.90%
Protective occupations without Social Security	5.80%	11.20%

Under the prior arrangement, contributions rates for 2011 were to be as follows:

Employee Classification	Former Employee Required	Former Empoyer Required
General employees, including teachers	5.0%	5.1%
Elected officials and judges	3.9%	9.4%
Protective occupations with Social Security	5.8%	8.9%
Protective occupations without Social Security	4.8%	12.2%
The State also charged 3.9% of its protective payroll for special duty disability coverage.

Employer funding of some or all of the member's required contribution is permitted by the Wisconsin Statutes. Prior to January 1, 2011, the entire member contribution of 5.8% of each State employee's salary would be assumed by the State, however, effective January 1, 2011, some general employees will need to pay 0.2% of their contribution due to an increase in the WRS contribution rates and labor agreements for certain employees. An additional 1.5% nonrefundable contribution is required from general employees, including teachers. As noted above, however, Acts 10 and 32 increased employee contributions.

The State's pension obligations are defined by formulas that establish monthly retirement benefits as a function of annual compensation and years of service. The State's current contributions to meet these pension obligations are established first by a yearly actuarial determination of the value of the retirement benefits that have accrued to State employees and will have to be paid out in the future.

Prior Service Pension Liabilities. Prior to 2004, the State recognized for accounting and disclosure purposes an unfunded prior service liability for the State's account within the Wisconsin Retirement System. The State also recognized for accounting and disclosure purposes an unfunded prior service liability for sick leave conversion, which permits employees, at retirement, to use the value of unused sick leave to pay for health insurance premiums. Proceeds from the State's issuance of General Fund Annual Appropriation Bonds (see above) in calendar year 2003 fully funded both of these prior service liabilities, and the State currently has no prior service liabilities associated with these benefits.

Other Post-Employment Benefits. In May 2010, the State released a report presenting the results of an actuarial valuation as of January 1, 2009 of the State of Wisconsin Retiree Health Program. The report shows a total unfunded liability for other post employment benefits of $1.330 billion, consisting of a liability in the amount of $832 million for an implicit rate subsidy (previously referred to as implied subsidy of group health insurance) and a liability in the amount of $498 million for a Medicare Part D subsidy, which reflects future subsidy reimbursement payments from the federal government.

A Retiree Life Insurance Program may also have an implied subsidy component. The State provides post-retirement life insurance coverage to retired plan participants over the age of 65 at no cost to the employee. An actuarial valuation of this plan as of January 1, 2008 calculated an unfunded liability of approximately $53 million.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of June 30, 2011, 149 series comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for Trustees, all of whom are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES[2]
Peter G. Gordon (Born 1942)	Trustee, since 1998, Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, a certified public accountant and a certified managerial accountant.

Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010

Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute's Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2	On July 9, 2010, Mr. Michael S. Scofield and Mr. Leroy Keith, Jr., former Trustees of the Evergreen funds, joined the Board of Trustees of the Trust. Mr. Scofield and Mr. Keith each served as Trustees of the Evergreen fund family for over 25 years.

Name and Year of Birth	Position Held with Registrant/Length of Service	Principal Occupation(s) During Past 5 Years
OFFICERS
Karla M. Rabusch (Born 1959)	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Kasey Phillips (Born 1970)	Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

The Trust's Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. None of the current Trustees is an "interested person" of the Trust as that term is defined in the 1940 Act.
Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.
Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, the Lead Independent Trustee from 2001 through 2005, and Chairman of the Governance Committee since 2005, with respect to all of the Trusts in the Fund Complex. In addition, he has over 30 years of executive and business experience as the co-founder, Chairman, President and CEO of Crystal Geyser Water Company.
Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He also has been a director of Deluxe Corporation since 2003. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.
Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.
Leroy Keith, Jr. Mr. Keith has served as a Trustee of the Trusts in the Fund Complex since 2010. He previously served as a Trustee of the Evergreen fund complex since 1983. He is a Trustee of the Virtus fund complex, Former Managing Director of Almanac Capital Management, Director of Diversapack Co., Former Partner of Stonington Partners, Inc. and Former Director of Obagi Medical Products, Inc. He is also Chairman of Bloc Global Services, a development and constructions firm.
David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Director of the Corporate Governance Research Program and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.
Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006. Ms. Mitchell is Department Chair and Professor, Department of Insurance and Risk Management, and International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both of the University of Pennsylvania. She has been a professor of economics, insurance and risk management for over 30 years. She has written numerous articles and books on a range of topics, including retirement risk management, private and social insurance, and health and retirement analysis and policy.
Timothy J. Penny. Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.
Michael S. Scofield. Mr. Scofield has served as a Trustee of the Trusts in the Fund Complex since 2010. He currently serves on the Investment Company Institute's Board of Governors and Executive Committee. Mr. Scofield previously served as a Trustee of the Evergreen fund complex since 1984, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield. He was formerly Director and Chairman of Branded Media Corporation, a multi-media branding company.
Donald C. Willeke. Mr. Willeke has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He is an attorney in private practice and served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Board of Trustees - Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Funds Management to manage the Funds on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Fund's charter. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to assure timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established a Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, in light of each Fund's investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds' investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board's general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, subadvisers, the Chief Compliance Officer of the Funds, the independent registered public accounting firm for the Funds, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Funds' performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met three times during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f ) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Fund's most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust's valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee. The Valuation Committee did not convene during the Fund's most recently completed fiscal.

Compensation. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ending June 30, 2011, the Trustees received the following compensation:

Trustee Compensation
Trustee	Aggregate Compensation From the Fund	Total Compensation from the Fund Complex[1]
Peter G. Gordon	$1,748	$260,500
Isaiah Harris, Jr.	$1,463	$218,000
Judith M. Johnson	$1,614	$240,500
Dr. Leroy Keith, Jr.[2]	$1,148	$171,054
David F. Larcker	$1,383	$206,000
Olivia S. Mitchell	$1,463	$218,000
Timothy J. Penny	$1,503	$224,000
Michael S. Scofield[2]	$1,020	$151,978
Donald C. Willeke	$1,463	$218,000
1	As of June 30, 2011, there were 149 funds in the Fund Complex.
2	Messrs. Scofield and Keith joined the Board of Trustees of the Trust on July 9, 2010.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2010, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of the Funds' equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001- $50,000; $50,001-$100,000; and over $100,000.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Portfolio	Aggregate Dollar Range of Equity Securities of Fund Complex[1]
Peter G. Gordon

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
Isaiah Harris, Jr.

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
Judith M. Johnson

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 50,001 - $100,000 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 10,001 - $50,000 $ 0	Over $100,000
Dr. Leroy Keith. Jr.[2]

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
David F. Larcker

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
Olivia S. Mitchell

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
Timothy J. Penny

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
Michael S. Scofield[2]

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
Donald C. Willeke

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
North Carolina Tax-Free Fund
Pennsylvania Tax-Free Fund
Short-Term Municipal Bond Fund
Strategic Municipal Bond Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

		$ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0 $ 0	Over $100,000
1	Includes Trustee ownership in shares of other funds within the entire Fund Complex (consisting of 152 funds) as of December 31, 2010.
2	Messrs. Scofield and Keith joined the Board of Trustees of the Trust on July 9, 2010.

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2010, none of the Independent Trustees and/or their immediate family members owned securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Adviser

Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

Fund	Advisory Fee
California Limited-Term Tax Free Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

California Tax-Free Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

Colorado Tax-Free Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

Intermediate Tax/AMT-Free Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

Minnesota Tax-Free Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

Municipal Bond Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

North Carolina Tax-Free Fund	First $500 million	0.350%
	Next $500 million	0.325%
	Next $2 billion	0.300%
	Next $2 billion	0.275%
	Over $5 billion	0.250%

Pennsylvania Tax-Free Fund	First $500 million	0.350%
	Next $500 million	0.325%
	Next $2 billion	0.300%
	Next $2 billion	0.275%
	Over $5 billion	0.250%

Short-Term Municipal Bond Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

Strategic Municipal Bond Fund	First $500 million	0.350%
	Next $500 million	0.325%
	Next $2 billion	0.300%
	Next $2 billion	0.275%
	Over $5 billion	0.250%

Ultra Short-Term Municipal Income Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

Wisconsin Tax-Free Fund	First $500 Million	0.350%
	Next $500 Million	0.325%
	Next $2 Billion	0.300%
	Next $2 Billion	0.275%
	Over $5 Billion	0.250%

Advisory Fees Paid

Below are the aggregate advisory fees paid by the Fund and the aggregate advisory fees waived by the adviser for the last three fiscal years. Amounts paid prior to July 12, 2010 were paid by the predecessor fund to its adviser.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived
June 30, 2011
California Limited-Term Tax-Free Fund	$803,126	$413,647
California Tax-Free Fund	$1,770,882	$709,560
Colorado Tax-Free Fund	$247,539	$122,103
Intermediate Tax/AMT Free Fund	$2,450,712	$1,505,842
Minnesota Tax-Free Fund	$393,207	$242,136
Municipal Bond Fund	$6,529,321	$1,129,793
North Carolina Tax-Free Fund[1]	$464,715	$74,113
Pennsylvania Tax-Free Fund[2]	$191,614	$46,759
Pennsylvania Tax-Free Fund[3]	$935,768	$162,280
Short-Term Municipal Bond Fund	$5,182,978	$6,125,333
Strategic Municipal Bond Fund[4]	$162,171	$11,484
Strategic Municipal Bond Fund[5]	$1,939,147	$131,000
Ultra Short-Term Municipal Income Fund	$14,289,006	$5,372,592
Wisconsin Tax-Free Fund	$162,364	$278,238
June 30, 2010
California Limited-Term Tax-Free Fund	$561,214	$218,350
California Tax-Free Fund	$1,309,735	$530,287
Colorado Tax-Free Fund	$258,389	$131,210
Intermediate Tax/AMT Free Fund	$1,347,413	$1,160,661
Minnesota Tax-Free Fund	$353,289	$292,802
Municipal Bond Fund	$1,709,176	$1,028,490
North Carolina Tax-Free Fund[6]	$851,745	$25,776
Pennsylvania Tax-Free Fund[7]	$1,196,008	$0
Short-Term Municipal Bond Fund	$2,975,724	$4,573,909
Strategic Municipal Bond Fund[8]	$3,265,646	$0
Ultra Short-Term Municipal Income Fund	$12,776,061	$6,902,983
Wisconsin Tax-Free Fund	$141,007	$279,588
June 30, 2009
California Limited-Term Tax-Free Fund	$149,776	$168,248
California Tax-Free Fund	$1,120,120	$525,509
Colorado Tax-Free Fund	$137,697	$185,588
Intermediate Tax/AMT Free Fund	$754,687	$1,045,620
Minnesota Tax-Free Fund	$243,640	$358,103
Municipal Bond Fund	$1,102,511	$955,303
North Carolina Tax-Free Fund[9]	$993,994	$106
Pennsylvania Tax-Free Fund[10]	$1,559,600	$190
Short-Term Municipal Bond Fund	$692,577	$2,498,909
Strategic Municipal Bond Fund[11]	$2,654,292	$199
Ultra Short-Term Municipal Income Fund	$2,666,010	$3,046,870
Wisconsin Tax-Free Fund	$48,836	$291,319
1	For the ten months ended June 30, 2011. Effective June 30, 2011, North Carolina Tax-Free Fund changed its fiscal year end from August 31 to June 30.
2	For the three months ended June 30, 2011. Effective June 30, 2011, Pennsylvania Tax-Free Fund changed its fiscal year end from March 31 to June 30.
3	For the year ended March 31, 2011.
4	For the one month ended June 30, 2011. Effective June 30, 2011, Strategic Municipal Bond Fund changed its fiscal year end from May 31 to June 30.
5	For the year ended May 31, 2011.
6	For the year ended August 31, 2010.
7	For the year ended March 31, 2010.
8	For the year ended May 31, 2010.
9	For the year ended August 31, 2009.
10	For the year ended March 31, 2009.
11	For the year ended May 31, 2009.

General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Sub-Adviser

Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

For providing investment sub-advisory services to the Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Fee
California Limited-Term Tax Free Fund	First $100 Million	0.15%
	Next $200 Million	0.10%
	Over $300 Million	0.05%

California Tax-Free Fund	First $100 Million	0.20%
	Next $200 Million	0.175%
	Next $200 Million	0.15%
	Over $500 Million	0.10%

Colorado Tax-Free Fund	First $100 Million	0.20%
	Next $200 Million	0.175%
	Next $200 Million	0.15%
	Over $500 Million	0.10%

Intermediate Tax/AMT-Free Fund	First $100 Million	0.20%
	Next $200 Million	0.175%
	Next $200 Million	0.15%
	Over $500 Million	0.10%

Minnesota Tax-Free Fund	First $100 Million	0.20%
	Next $200 Million	0.175%
	Next $200 Million	0.15%
	Over $500 Million	0.10%

Municipal Bond Fund	First $100 Million	0.20%
	Next $200 Million	0.175%
	Next $200 Million	0.15%
	Over $500 Million	0.10%

North Carolina Tax-Free Fund	First $100 million	0.20%
	Next $200 million	0.175%
	Next $200 million	0.15%
	Over $500 million	0.10%

Pennsylvania Tax-Free Fund	First $100 million	0.20%
	Next $200 million	0.175%
	Next $200 million	0.15%
	Over $500 million	0.10%

Short-Term Municipal Bond Fund	First $100 Million	0.15%
	Next $200 Million	0.10%
	Over $300 Million	0.05%

Strategic Municipal Bond Fund	First $100 million	0.20%
	Next $200 million	0.175%
	Next $200 million	0.15%
	Over $500 million	0.10%

Ultra Short-Term Municipal Income Fund	First $100 Million	0.15%
	Next $200 Million	0.10%
	Over $300 Million	0.05%

Wisconsin Tax-Free Fund	First $100 Million	0.20%
	Next $200 Million	0.175%
	Next $200 Million	0.15%
	Over $500 Million	0.10%

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of June 30, 2011 (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.

Fund	Sub-Adviser	Portfolio Manager
California Limited-Term Tax-Free Fund	Wells Capital Management	Terry J. Goode Adrian Van Poppel
California Tax-Free Fund	Wells Capital Management	Terry J. Goode Robert Miller Adrian Van Poppel
Colorado Tax-Free Fund	Wells Capital Management	Terry J. Goode Adrian Van Poppel
Intermediate Tax/AMT-Free Fund	Wells Capital Management	Lyle J. Fitterer, CFA, CPA Robert J. Miller
Minnesota Tax-Free Fund	Wells Capital Management	Wendy Casetta Adrian Van Poppel
Municipal Bond Fund	Wells Capital Management	Lyle J. Fitterer, CFA, CPA Robert J. Miller
North Carolina Tax-Free Fund	Wels Capital Management	Robert Miller Bruce R. Johns
Pennsylvania Tax-Free Fund	Wells Capital Management	Robert Miller Bruce R. Johns
Short-Term Municipal Bond Fund	Wells Capital Management	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Strategic Municipal Bond Fund	Wells Capital Management	Wendy Casetta Lyle J. Fitterer, CFA, CPA Robert J. Miller
Ultra Short-Term Municipal Income Fund	Wells Capital Management	Wendy Casetta Lyle J. Fitterer, CFA, CPA
Wisconsin Tax-Free Fund	Wells Capital Management	Lyle J. Fitterer, CFA, CPA Thomas Stoeckmann

Management of Other Accounts. The following table(s) provide information relating to other accounts managed by the Portfolio Manager(s). The table(s) do not include the Funds or any personal brokerage accounts of the Portfolio Manager(s) and their families.

Wendy Casetta	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	11
	Total Assets Managed	$1,664 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Lyle J. Fitterer, CFA, CPA	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$13 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$100 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	0
	Other Accounts
	Number of Accounts	36
	Total Assets Managed	$4.35 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	0

Terry J. Goode	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	5
	Total Assets Managed	$437
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	1
	Total Assets Managed	$179
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Bruce R. Johns	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Robert Miller	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$13
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	1
	Total Assets Managed	$100
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	9
	Total Assets Managed	$394
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Adrian Van Poppel	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	5
	Total Assets Managed	$437 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	29
	Total Assets Managed	$320 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Thomas Stoeckmann	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation. The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the Performance" sections of the Prospectuses.

Beneficial Ownership in the Funds. The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0;
 $1 - $10,000;
 $10,001 - $50,000;
 $50,001 - $100,000;
 $100,001 - $500,000;
 $500,001 - $1,000,000; and
 over $1,000,000.

Portfolio Manager Fund Holdings
Portfolio Manager	Fund	Dollar Range of Holdings in Fund
Wendy Casetta	Minnesota Tax-Free Fund Short-Term Municipal Bond Fund Strategic Municipal Bond Fund Ultra Short-Term Municipal Income Fund	$0 $10,001 - $50,000 $0 $0
Lyle J. Fitterer, CFA, CPA	Intermediate Tax/AMT-Free Fund Municipal Bond Fund Short-Term Municipal Bond Fund Strategic Municipal Bond Fund Ultra Short-Term Municipal Income Fund Wisconsin Tax-Free Fund	$10,001-$50,000 $100,001-$500,000 $100,001-$500,000 $0 $10,001-$50,000 $0
Terry J. Goode	California Limited Term Tax-Free Fund California Tax-Free Fund Colorado Tax-Free Fund	$0 $0 $0
Bruce R. Johns	North Carolina Tax-Free Fund Pennsylvania Tax-Free Fund	$0 $0
Robert Miller	California Tax-Free Fund Intermediate Tax/AMT-Free Fund Municipal Bond Fund North Carolina Tax-Free Fund Pennsylvania Tax-Free Fund Strategic Municipal Bond Fund	$0 $50,001-$100,000 $50,001-$100,000 $0 $0 100,001-$500,000
Adrian Van Poppel	California Limited Term Tax-Free Fund California Tax-Free Fund Colorado Tax-Free Fund Minnesota Tax-Free Fund	$0 $0 $0 $0
Thomas Stoeckmann	Wisconsin Tax-Free Fund	$0

Administrator

The Trust has retained Funds Management (the "Administrator"), the adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

	Fund-Level Administrator Fee		Class-Level Administrator Fee	Total Administrator Fee
Share Class	Average Daily Net Assets	% of Average Daily Net Assets	% of Average Daily Net Assets	Average Daily Net Assets	% of Average Daily Net Assets
Class A, Class B and Class C	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.16%	First $5 billion Next $5 billion Over $10 billion	0.21% 0.20% 0.19%
Administrator Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.10%	First $5 billion Next $5 billion Over $10 billion	0.15% 0.14% 0.13%
Institutional Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.08%	First $5 billion Next $5 billion Over $10 billion	0.13% 0.12% 0.11%
Investor Class	First $5 billion Next $5 billion Over $10 billion	0.05% 0.04% 0.03%	0.19%	First $5 billion Next $5 billion Over $10 billion	0.24% 0.23% 0.22%

Administrative Fees Paid. Below are the aggregate administrative fees paid by the Fund and the aggregate administrative fees waived by the adviser for the last three fiscal years.

Administration Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid
June 30, 2011
California Limited-Term Tax-Free Fund	$619,330
California Tax-Free Fund	$1,426,564
Colorado Tax-Free Fund	$197,199
Intermediate Tax/AMT Free Fund	$2,344,524
Minnesota Tax-Free Fund	$311,168
Municipal Bond Fund	$4,800,498
North Carolina Tax-Free Fund[1]	$238,391
Pennsylvania Tax-Free Fund[2]	$99,544
Pennsylvania Tax-Free Fund[3]	$426,014
Short-Term Municipal Bond Fund	$7,859,628
Strategic Municipal Bond Fund[4]	$98,153
Strategic Municipal Bond Fund[5]	$1,051,416
Ultra Short-Term Municipal Income Fund	$12,920,953
Wisconsin Tax-Free Fund	$297,229
June 30, 2010
California Limited-Term Tax-Free Fund	$421,412
California Tax-Free Fund	$1,121,349
Colorado Tax-Free Fund	$219,276
Intermediate Tax/AMT Free Fund	$1,817,016
Minnesota Tax-Free Fund	$325,242
Municipal Bond Fund	$1,848,876
North Carolina Tax-Free Fund[6]	$229,867
Pennsylvania Tax-Free Fund[7]	$379,685
Short-Term Municipal Bond Fund	$6,113,400
Strategic Municipal Bond Fund[8]	$642,366
Ultra Short-Term Municipal Income Fund	$15,346,754
Wisconsin Tax-Free Fund	$328,307
June 30, 2009
California Limited-Term Tax-Free Fund	$172,536
California Tax-Free Fund	$1,020,648
Colorado Tax-Free Fund	$178,297
Intermediate Tax/AMT Free Fund	$1,382,019
Minnesota Tax-Free Fund	$299,689
Municipal Bond Fund	$1,365,079
North Carolina Tax-Free Fund[9]	$236,691
Pennsylvania Tax-Free Fund[10]	$519,351
Short-Term Municipal Bond Fund	$2,590,119
Strategic Municipal Bond Fund[11]	$507,284
Ultra Short-Term Municipal Income Fund	$4,351,338
Wisconsin Tax-Free Fund	$267,238
1	For the ten months ended June 30, 2011. Effective June 30, 2011, North Carolina Tax-Free Fund changed its fiscal year end from August 31 to June 30.
2	For the three months ended June 30, 2011. Effective June 30, 2011, Pennsylvania Tax-Free Fund changed its fiscal year end from March 31 to June 30.
3	For the year ended March 31, 2011.
4	For the one month ended June 30, 2011. Effective June 30, 2011, Strategic Municipal Bond Fund changed its fiscal year end from May 31 to June 30.
5	For the year ended May 31, 2011.
6	For the year ended August 31, 2010.
7	For the year ended March 31, 2010.
8	For the year ended May 31, 2010.
9	For the year ended August 31, 2009.
10	For the year ended March 31, 2009.
11	For the year ended May 31, 2009.

Distributor

Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and at the closing of a reorganization). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules. The Distributor's distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

DISTRIBUTION FEES

For the fiscal year ended June 30, 2011, the Funds paid the Distributor the following fees for distribution-related services. The Distributor did not receive any fees for advertising, printing, mailing or prospectus services.

Distribution Fees
Fund	Total	Compensation to Underwriters	Compensation to Broker/Dealers	Other[1]
California Limited-Term Tax-Free Fund
Class C	$225,249	$98,042	$127,207	$0
California Tax-Free Fund
Class B	$25,859	$0	$0	$25,859
Class C	$274,973	$53,609	$221,364	$0
Colorado Tax-Free Fund
Class B	$904	$0	$0	$904
Class C	$29,823	$11,365	$18,458	$0
Intermediate Tax/AMT-Free Fund
Class C	$383,062	$113,375	$269,687	$0
Minnesota Tax-Free Fund
Class B	$5,316	$0	$0	$5,316
Class C	$56,892	$19,816	$37,076	$0
Municipal Bond Fund
Class B	$256,783	$0	$0	$256,783
Class C	$915,287	$141,690	$773,597	$0
North Carolina Tax-Free Fund
Class C	$42,442	$10,110	$32,332	$0
Pennsylvania Tax-Free Fund
Class B	$8,242	$0	$0	$8,242
Class C	$15,303	$1,111	$14,192	$0
Short-Term Municipal Bond Fund
Class C	$1,570,779	$721,417	$849,362	$0
Strategic Municipal Bond Fund
Class B	$4,297	$0	$0	$4,297
Class C	$69,682	$10,076	$59,606	$0
Ultra Short-Term Municipal Income Fund
Class C	$2,139,280	$468,563	$1,670,717	$0
Wisconsin Tax-Free Fund
Class C	$80,176	$24,311	$55,865	$0
1	The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Fund are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules enforced by FINRA.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian and Fund Accountant

State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Funds. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Fund's global custody manager, determines income and collects interest on each Fund's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. ("BFDS"), located at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

For the fiscal periods listed below, the aggregate amounts of underwriting commissions paid to and retained by the Distributor are as follows:

Underwriting Commissions
Fund/Fiscal Year End	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
June 30, 2011
California Limited-Term Tax-Free Fund	$131,418	$131,418
California Tax-Free Fund	$75,606	$74,615
Colorado Tax-Free Fund	$21,154	$21,154
Intermediate Tax/AMT-Free Fund	$72,707	$72,707
Minnesota Tax-Free Fund	$16,615	$15,613
Municipal Bond Fund	$215,912	$209,932
Short-Term Municipal Bond Fund	$215,648	$215,648
Ultra Short-Term Municipal Income Fund	$101,103	$101,103
Wisconsin Tax-Free Fund	$6,261	$6,261
June 30, 2010
California Limited-Term Tax-Free Fund	$56,352	$56,352
California Tax-Free Fund	$102,550	$100,473
Colorado Tax-Free Fund	$13,780	$13,780
Intermediate Tax/AMT-Free Fund	$41,663	$41,663
Minnesota Tax-Free Fund	$15,621	$15,612
Municipal Bond Fund	$84,306	$83,207
Short-Term Municipal Bond Fund	$252,318	$252,318
Ultra Short-Term Municipal Income Fund	$567,793	$567,793
Wisconsin Tax-Free Fund	$11,295	$11,295
June 30, 2009
California Limited-Term Tax-Free Fund	$17,540	$17,540
California Tax-Free Fund	$60,348	$43,494
Colorado Tax-Free Fund	$6,343	$5,851
Intermediate Tax/AMT-Free Fund	$19,170	$19,170
Minnesota Tax-Free Fund	$11,610	$10,994
Municipal Bond Fund	$40,378	$34,538
Short-Term Municipal Bond Fund	$20,631	$20,631
Ultra Short-Term Municipal Income Fund	$248,070	$248,070
Wisconsin Tax-Free Fund	$3,943	$3,943

Underwriting Commissions
Fund/Fiscal Year End	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
June 30, 2011[1]
North Carolina Tax-Free Fund	($9,984)	($9,984)
August 30, 2010
North Carolina Tax-Free Fund	$11,000	$11,000
August 30, 2009
North Carolina Tax-Free Fund	$14,579	$14,579
August 30, 2008
North Carolina Tax-Free Fund	$14,300	$14,300
1	Effective June 30, 2011, North Carolina Tax-Free Fund changed its fiscal year end from August 31 to June 30.

Underwriting Commissions
Fund/Fiscal Year End	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
June 30, 2011[1]
Pennsylvania Tax-Free Fund	$1,221	$1,197
March 31, 2011
Pennsylvania Tax-Free Fund	$3,102	$3,102
March 31, 2010
Pennsylvania Tax-Free Fund	$8,522	$8,522
March 31, 2009
Pennsylvania Tax-Free Fund	$29,645	$29,645
1	Effective June 30, 2011, Pennsylvania Tax-Free Fund changed its fiscal year end from March 31 to June 30.

Underwriting Commissions
Fund/Fiscal Year End	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
June 30, 2011[1]
Strategic Municipal Bond Fund	$11,666	$11,661
May 31, 2011
Strategic Municipal Bond Fund	$66,904	$66,904
May 31, 2010
Strategic Municipal Bond Fund	$147,014	$147,014
May 31, 2009
Strategic Municipal Bond Fund	$106,340	$106,340
1	Effective June 30, 2011, Strategic Municipal Bond Fund changed its fiscal year end from May 31 to June 30.

Code of Ethics

The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Fund's shares.

Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.
The dealer reallowance for Class A share purchases for all Funds except the California Limited-Term Tax-Free Fund, Intermediate Tax/AMT-Free Fund, Short-Term Municipal Bond Fund, and the Ultra Short-Term Municipal Income Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 - $99,999	4.00%	4.17%	3.50%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%
1	We will assess Class A purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for Class A share purchases of the California Limited-Term Tax-Free Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.25%	2.30%	1.75%
$100,000 - $249,999	1.50%	1.52%	1.25%
$250,000 - $499,999	1.00%	1.01%	0.75%
$500,000 - over[1]	0.00%	0.00%	0.40%
1	We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for Class A share purchases of the Intermediate Tax/AMT-Free Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.50%	2.56%	2.00%
$100,000 - $249,999	2.00%	2.04%	1.75%
$250,000 - $499,999	1.50%	1.52%	1.25%
$500,000 - $999,999	1.00%	1.01%	0.75%
$1,000,000 and over[1]	0.00%	0.00%	0.50%
1	We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The dealer reallowance for Class A share purchases of the Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.85%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over	0.00%	0.00%	0.00%

Computation Of Class A Offering Price. Class A shares are sold at their NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund's Class A shares as of its most recent fiscal year end.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share[1]	Offering Price Per Share
California Limited-Term Tax-Free (A)	$10.51	3.00%	$10.84
California Tax-Free (A)	$10.53	4.50%	$11.03
Colorado Tax-Free (A)	$10.15	4.50%	$10.63
Intermediate Tax/AMT-Free (A)	$10.94	3.00%	$11.28
Minnesota Tax-Free (A)	$10.68	4.50%	$11.18
Municipal Bond (A)	$9.54	4.50%	$9.99
North Carolina Tax-Free (A)	$9.71	4.50%	$10.17
Pennsylvania Tax-Free (A)	$10.93	4.50%	$11.45
Strategic Municipal Bond (A)	$8.77	4.50%	$9.18
Ultra Short-Term Municipal Income (A)	$4.82	2.00%	$4.92
Wisconsin Tax-Free (A)	$10.68	4.50%	$11.18
1	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account Holders Via the Internet. All shareholders with an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

Waiver of Minimum Initial Investment Amount for Investor Class Shares for Eligible Investors. An eligible investor (as defined below) may purchase Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include: Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and Family members, as defined in the prospectus, of any of the above.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

Reduced Sales Charges for Certain Former Evergreen Fund Shareholders. Certain investors in acquired funds who became investors in the Evergreen Funds and subsequently became Wells Fargo Advantage Fund shareholders in a reorganization, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor Class shareholders of Undiscovered Managers Funds, former shareholders of the GMO Global Balanced Allocation Fund, the GMO Pelican Fund and America's Utility Fund, former shareholders of an Atlas Fund and shareholders of record on October 12, 1990 (and members of their immediate families) in any series of the Salem Funds in existence on that date, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Investors Eligible to Acquire Class B Shares. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules, except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization and except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange, or in connection with the closing of a reorganization.

Waiver of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors. An eligible investor (as defined below) may purchase Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

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Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

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Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their intended purchase of Institutional Class shares; and

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Clients of Wells Fargo Institutional Retirement Trust (IRT) who are clients of IRT at the time of their intended purchase of Institutional Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

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Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

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Shareholder accounts that share a common tax-id number.

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Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

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Former Institutional Class shareholders of an Evergreen Fund (including former Class Y shareholders of an Evergreen Fund, former SouthTrust shareholders and former Vestaur Securities Fund shareholders who became Institutional Class shareholders of an Evergreen Fund) who received Institutional Class shares of a Wells Fargo Advantage Fund in connection with the reorganization of their Evergreen Fund. Such investors may purchase Institutional Class shares at their former minimum investment amount.

All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Waiver of Minimum Initial and Subsequent Investment Amounts for All Share Classes for Special Operational Accounts. Shares of any and all share classes of the Wells Fargo Advantage Funds may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

Compensation to Dealers and Shareholder Servicing Agents. Set forth below is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2010 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2010, are not reflected:

FINRA member firms

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ADP Broker-Dealer, Inc.

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A. G. Edwards & Sons, Inc.

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Ameriprise Financial Services, Inc.

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Barclays Capital, Inc.

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Boenning & Scattergood, Inc.

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Brown Brothers Harriman & Co.

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Charles Schwab & Co., Inc.

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Citigroup Global Markets, Inc.

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CitiStreet Advisors LLC

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DWS Investments Distributors, Inc.

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Edward D. Jones & Co., L.P.

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Fidelity Brokerage Services LLC

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Goldman, Sachs & Co.

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GPC Securities, Inc.

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GWFS Equities, Inc.

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GunnAllen Financial, Inc.

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Hartford Securities Distribution Company, Inc.

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H.D. Vest Investment Services

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Hewitt Financial Services, LLC

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Hightower Securities, LLC

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Janney Montgomery Scott LLC

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J. P. Morgan Securities Inc.

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LPL Financial Corp.

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Mellon Financial Markets, LLC

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Merrill Lynch, Pierce, Fenner & Smith, Inc.

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Merriman Curhan Ford & Co. Inc.

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Mid Atlantic Capital Corporation

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Morgan Stanley DW Inc.

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MSCS Financial Services, LLC

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Nationwide Investment Services, Corp.

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Pershing, LLC

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Prudential Investment Management Services, LLC

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Prudential Retirement Brokerage Services, Inc.

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Raymond James & Associates, Inc.

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RBC Capital Markets, LLC

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Robert W. Baird & Co.

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Ross, Sinclaire & Associates, LLC

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Security Distributors, Inc.

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State Street Global Markets, LLC

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Stifel, Nicolaus & Company, Incorporated

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Sun Life Financial Distributors, Inc.

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TD Ameritrade Trust Company

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UBS Financial Services, Inc.

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VALIC Financial Advisors, Inc.

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Wells Fargo Advisors, LLC

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Wells Fargo Securities, LLC

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Wells Fargo Investments

In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b- 1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

In placing orders for portfolio securities of the Fund, the Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund's whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

The table below shows each Fund's portfolio turnover rates for the two most recent fiscal years:

Fund	June 30, 2011	June 30, 2010
California Limited-Term Tax-Free Fund	54%	34%
California Tax-Free Fund	23%	31%
Colorado Tax-Free Fund	22%	15%
Intermediate Tax/AMT-Free Fund	52%	61%
Minnesota Tax-Free Fund	25%	25%
Municipal Bond Fund	69%	84%
North Carolina Tax-Free Fund[1]	44%	63%
Pennsylvania Tax-Free Fund[2]	10%	46%
Short-Term Municipal Bond Fund	75%	78%
Strategic Municipal Bond Fund[3]	12%	130%
Ultra Short-Term Municipal Income Fund	127%	120%
Wisconsin Tax-Free Fund	60%	48%
1	Effective June 30, 2011, North Carolina Tax-Free Fund changed its fiscal year end from August 31 to June 30.
2	Effective June 30, 2011, Pennsylvania Tax-Free Fund changed its fiscal year end from March 31 to June 30.
3	Effective June 30, 2011, Strategic Municipal Bond Fund changed its fiscal year end from May 31 to June 30.

Brokerage Commissions. For the three most recent fiscal years, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund/Fiscal Year End	Total Paid to all Brokers
June 30, 2011
California Limited-Term Tax-Free Fund	$764
California Tax-Free Fund	$3,848
Colorado Tax-Free Fund	$171
Intermediate Tax/AMT-Free Fund	$608
Minnesota Tax-Free Fund	$0
Municipal Bond Fund	$24,812
North Carolina Tax-Free Fund	$77
Pennsylvania Tax-Free Fund	$0
Short-Term Municipal Bond Fund	$21,023
Strategic Municipal Bond Fund	$0
Ultra Short-Term Municipal Income Fund	$14,440
Wisconsin Tax-Free Fund	$0
June 30, 2010
California Limited-Term Tax-Free Fund	$57
California Tax-Free Fund	$181
Colorado Tax-Free Fund	$0
Intermediate Tax/AMT-Free Fund	$0
Minnesota Tax-Free Fund	$0
Municipal Bond Fund	$0
North Carolina Tax-Free Fund	$0
Pennsylvania Tax-Free Fund	$0
Short-Term Municipal Bond Fund	$0
Strategic Municipal Bond Fund	$0
Ultra Short-Term Municipal Income Fund	$0
Wisconsin Tax-Free Fund	$0
June 30, 2009
California Limited-Term Tax-Free Fund	$201
California Tax-Free Fund	$716
Colorado Tax-Free Fund	$35
Intermediate Tax/AMT-Free Fund	$676
Minnesota Tax-Free Fund	$6,335
Municipal Bond Fund	$17,471
North Carolina Tax-Free Fund	$0
Pennsylvania Tax-Free Fund	$0
Short-Term Municipal Bond Fund	$18,432
Strategic Municipal Bond Fund	$0
Ultra Short-Term Municipal Income Fund	$15,491
Wisconsin Tax-Free Fund	$606

Directed Brokerage Commissions. For the fiscal year ended June 30, 2011, the Funds did not direct brokerage transactions to a broker for research-related services.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of their "regular brokers or dealers" (as defined under the 1940 Act) or of their parents that the Fund may hold at the close of their most recent fiscal year. As of June 30, 2011, none of the Funds held securities of their regular broker-dealers or of their parents.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

U.S. FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.
Moreover, the Funds may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting. Each Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by a Fund, and thus a Fund's use of this method may be subject to IRS scrutiny.
Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carry back or carry forward any net operating losses.
As of a Fund's most recent fiscal year end, the Fund had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the year indicated:

Fund	Year Expires	Capital Loss Carry Forwards
California Limited-Term Tax-Free Fund	2015	$251,711
	2016	$11,320
	2018	$1,059,767
	2019	$110,356
California Tax-Free Fund	2016	$3,299,963
	2017	$4,968,967
	2018	$8,453,927
Colorado Tax-Free Fund	2017	$95,092
	2018	$656,194
	2019	$57,793
Intermediate Tax/AMT-Free Fund	2018	$2,040,386
Municipal Bond Fund	2012	$1,390,042
	2013	$2,156,251
	2015	$6,506,524
	2016	$43,928,997
	2017	$34,601,109
	2018	$10,765,388
North Carolina Tax-Free Fund	2015	$603,188
	2016	$1,458,697
	2017	$10,534,854
	2018	$3,623,438
Pennsylvania Tax-Free Fund	2012	$1,438,502
	2013	$894,209
	2015	$3,458,446
	2016	$4,324,935
	2017	$5,875,768
Short-Term Municipal Bond Fund	2016	$1,165,493
	2017	$437,765
Ultra Short-Term Municipal Income Fund	2014	$14,707,618
	2015	$2,105,019

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Investment through Master Portfolio. A Fund that invests its assets through one or more master portfolios will seek to continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.
Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency- denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by "Tax-Free Funds", distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund's taxable year.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.
Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to "pass through" its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds' foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2012.
In general, for taxable years beginning before January 1, 2013, "qualified dividend income" realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond Funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Income Fund generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Distributions from an Equity Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.
Under recently enacted legislation, for taxable years beginning after December 31, 2012, noncorporate Fund shareholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.
For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non- refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, with respect to certain distributions made to foreign shareholders in taxable years beginning before January 1, 2013, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest related dividends" or "short term capital gain dividends" in a written statement furnished to shareholders (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that a Fund would designate any of its distributions as interest related dividends or short term capital gain dividends, even if it is permitted to do so. In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied. Tax-exempt dividends (described below) paid by a Tax-Free Fund to a foreign shareholders also should be exempt from U.S. federal income tax withholding.
With respect to payments made after December 31, 2012, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, Fund shares paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in a Fund.
Before investing in a Fund's shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds' distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation, and may also affect its U.S. federal "environmental tax" liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations are subject to the U.S. federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.
The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.
A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of a Tax-Free Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.
Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

Additional Considerations for the California Limited-Term Tax-Free Fund and California Tax-Free Fund ("California Funds"). If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a RIC consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California ("California Exempt Securities"), then the RIC will be qualified to make distributions that are exempt from California individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made by the Fund that is exempt from California individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California individual income tax law.

In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" may be applicable for California income tax purposes. Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year. The foregoing is only a summary of some of the important California individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California individual income tax purposes only. Any distributions paid to shareholders subject to California franchise tax or California corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California tax situation, in general.

Additional Considerations for the Colorado Tax-Free Fund. Individuals, trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on distributions paid by the Colorado Tax-Free Fund, to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Code and are attributable to (i) interest earned on any obligation of Colorado or its political subdivisions issued on or after May 1, 1980, which interest is exempt from federal income taxation under Section 103(a) of the Code or (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations. Although there does not appear to be any authority directly on point, based on analogous exemptions from state income tax on obligations of the United States that are applicable to interest income from such obligations derived by corporations in Colorado, to the extent that distributions paid by the Colorado Tax-Free Fund are attributable to interest paid on obligations of the United States or its possessions, such distributions should not be subject to Colorado income tax. All other distributions, including distributions attributable to capital gain, generally will be subject to the Colorado individual and corporate income taxes.

Shareholders of the Colorado Tax-Free Fund should consult their own tax advisers about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

Additional Considerations for the Minnesota Tax-Free Fund ("Minnesota Fund"). Shareholders of the Minnesota Fund, who are individuals, estates, or trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. The Minnesota Fund intends to meet this 95% threshold, but no assurance can be provided that it will. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gain, generally are not exempt from the regular Minnesota individual income tax.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund's distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derivedfrom the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.

Additional Considerations for the North Carolina Tax-Free Fund ("North Carolina Tax-Free Fund"). To the extent that the North Carolina Tax-Free Fund's distributions are derived from interest on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions, its income dividends will be exempt from North Carolina individual and corporate income taxes.

Additional Considerations for the Pennsylvania Tax-Free Fund ("Pennsylvania Tax-Free Fund"). To the extent that the Pennsylvania Tax-Free Fund's distributions are derived from interest on Pennsylvania state tax-free (municipal) securities (the income from which is exempt from Pennsylvania personal income taxes), its income dividends will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains (whether or not from state tax-free securities) are not exempt from the Pennsylvania personal income tax. Distributions of interest earned from non-exempt obligations are not exempt from the Pennsylvania personal income tax. In the case of residents of the city of Philadelphia, distributions that are derived from interest on Pennsylvania state tax-free (municipal) securities, and distributions which are designated as capital gain dividends for federal income tax purposes, will be exempt from the Philadelphia school district investment income tax.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures ("Proxy Voting Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Proxy Voting Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Proxy Voting Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Proxy Voting Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. To the extent the guidelines do not address a proxy voting proposal, Funds Management will vote pursuant to the proxy voting agent's current U.S. and International proxy voting guidelines. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to the proxy voting agent's then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other Funds.

The Proxy Voting Procedures set forth Funds Management's general position on various proposals, such as:

■

Routine Items – Funds Management will generally vote for uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

■

Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

■

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

■

Mergers/Acquisitions and Corporate Restructurings – Funds Management's Proxy Committee will examine these items on a case-by-case basis.

■

Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

■

Capital Structure Changes - Funds Management will follow the proxy voting agent' capital structure model in evaluating requested increases in authorized common stock. In addition, even if capital requests of less than or equal to 300% of outstanding shares fail the calculated allowable cap, Funds Management will vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

■

Executive and Director Compensation Plans - Funds Management will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having high payout sensitivity to increases in shareholder value.

■

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation - Funds Management will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits. Funds Management will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Funds Management will generally vote against proposals that seek to limit executive and director pay.

■

Social and Environmental Issues - Proxies for securities held by the Funds (other than the Social Sustainability Fund) will be voted pursuant to the proxy voting agent's current U.S. and International benchmark proxy voting guidelines. Proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to the proxy voting agent's current Socially Responsible Investment proxy voting guidelines, which take into account social objectives in addition to financial objectives of socially responsible shareholders. For social and environmental proposals such as animal welfare, consumer issues, diversity, climate change and the environment, labor issues and human rights issues, the proxy voting agent's proxy voting guidelines take into consideration the following factors:

■

●

Whether adoption of the proposal is likely to enhance or protect shareholder value;

●

Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

●

The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

●

Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

●

Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

●

Whether the company's analysis and voting recommendation to shareholders are persuasive;

●

What other companies have done in response to the issue addressed in the proposal;

●

Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

●

Whether implementation of the proposal's request would achieve the proposal's objectives;

●

Whether the subject of the proposal is best left to the discretion of the board;

●

Whether the requested information is available to shareholders either from the company or from a publicly available source; and

●

Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.
In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a subadviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Proxy Voting Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.
While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at wellsfargo.com/advantagefunds or by accessing the SEC's Web site at sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the "Portfolio Holdings Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust"), Wells Fargo Variable Trust ("Variable Trust") and Asset Allocation Trust (each of Funds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Portfolio Holdings Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Portfolio Holdings Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for money market funds and funds that operate as fund of funds) shall be made publicly available on the Funds' website (wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a 1-day delayed basis. In addition to the foregoing, each money market Fund shall post on its website, for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month, that includes the information required by rule 2a-7(c)(12) under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in the Funds' Statement of Investments.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structure.
 1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
 2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.
 3. For purposes of the foregoing provisions in III.C.1-2, any Fund that invests substantially all of its assets in Asset Allocation Trust shall not treat such investment as a portfolio holding and shall look through to the underlying funds held by Asset Allocation Trust.

Furthermore, as required by the SEC each Fund shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter. In addition, each money market Fund is required to file with the SEC by the fifth business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month; the SEC makes each Form N-MFP publicly available on a delayed basis (presently 60 days after the end of the month to which the information in the report relates).

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

B. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C. Funds Management/Wells Fargo Funds Distributor, LLC.
 1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.
 2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
 3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such subadviser provides advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") to assist with proxy voting and B share financing, respectively. ISS may receive full Fund portfolio holdings on a weekly basis for the Funds for which it provides services.

E. Rating Agencies. Nationally Recognized Statistical Ratings Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

F. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

G. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report on Form N-MFP.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g. quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g. calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Portfolio Holdings Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

VIII. Education Component. In order to promote strict compliance with these Portfolio Holdings Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds' portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds' website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Portfolio Holdings Procedures.

CAPITAL STOCK

The Funds are nine series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below as of October 3, 2011 is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund or its predecessor and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of a Fund or its predecessor as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund or its predecessor is known by the Trust to have beneficial ownership of such shares.

Principal Fund Holders
California Limited-Term Tax-Free Fund Fund Level
Wells Fargo Bank, NA FBO WF CA Ltd. Tx. Fr. Omnibus Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	26.03%
California Limited-Term Tax-Free Fund Class A
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	12.05%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	5.18%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 2117-5184	6.60%
California Limited-Term Tax-Free Fund Class C
American Enterprise Investment Svc. FBO PO Box 9446 Minneapolis, MN 55440-9446	5.05%
MLPF & S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	7.26%
California Limited-Term Tax-Free Fund Administrator Class
Wells Fargo Bank, NA FBO WF CA Ltd. Tx. Fr. Omnibus Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	44.57%
Prudential Investment Mgmnt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop NJ-5-11-20 100 Mulberry St. Newark, NJ 07102-4056	41.66%
California Tax-Free Fund Class A
None	None
California Tax-Free Fund Class B
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	8.63%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	5.31%
California Tax-Free Fund Class C
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	8.91%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 2117-5184	6.93%
California Tax-Free Fund Administrator Class
Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St. San Francisco, CA 94104-4151	5.78%
Wells Fargo Bank, NA FBO Wells Fargo CA Tax-Free Bd. Fd. Cl. I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	41.87%
Prudential Investment Mgmnt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry Street Newark, NJ 07102-4056	37.67%
Colorado Tax-Free Fund Class A
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	6.54%
First Clearing, LLC Janice Huston Revocable Trust Janice Huston TTEE 1 N. Jefferson Ave. St. Louis, MO 63103-2205	5.63%
Colorado Tax-Free Fund Class B
Raymond James Omnibus For Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	31.24%
Arthur H. Wood & Christine A. Wood JTWROS 6763 Granite Peak Dr. Colorado Springs, CO 80923-5196	16.20%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	18.18%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	29.59%
Colorado Tax-Free Fund Class C
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	9.76%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	5.07%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	5.14%
Colorado Tax-Free Fund Administrator Class
Wells Fargo Bank, NA FBO Colorado Tax Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	57.72%
Prudenital Investment Mgmt. Service FBO Muutal Fund Clients Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry Street Newark, NJ 07102-4056	29.07
Intermediate Tax/AMT-Free Fund Class A
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	33.70%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	13.67%
Intermediate Tax/AMT-Free Fund Class C
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	9.37%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	5.74%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.52%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 2117-5184	8.41%
Intermediate Tax/AMT-Free Fund Administrator Class
Prudential Investment Mgmnt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit M/S NJ-5-11-20 Gateway Ctr 3 10th Fl 100 Mulberry Street Newark, NJ 07102-4056	16.89%
Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	14.93%
Edward D. Jones & Co. Attn: Mutual Funds Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3003	54.68%
Intermediate Tax/AMT-Free Fund Institutional Class
Charles Schwab & Co., Inc. Special Custody Account FBO Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	10.04%
Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	59.79%
Intermediate Tax/AMT-Free Fund Investor Class
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Bvd 5th Fl Jersey City, NJ 07310	8.83%
Charles Schwab & Co., Inc. Special Custody Account FBO Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	50.57%
Minnesota Tax-Free Fund Class A
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	16.79%
Minnesota Tax-Free Fund Class B
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	13.15%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	6.55%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	7.83%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	11.78%
First Clearing LLC 2801 Market St Saint Louis, MO 63103-2523	6.15%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	11.10%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	12.16%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	6.87%
Minnesota Tax-Free Fund Class C
American Enterprise Investment Svc. 707 2nd Ave South Minneapolis, MN 55402-2405	9.09%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	10.03%
Pershing, LLC PO Box 2052 Jersey Cith, NJ 07303-2052	7.15%
Minnesota Tax-Free Fund Administrator Class
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	22.32%
Wells Fargo Bank, NA FBO Minnesota Tax Free I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	11.48%
Wells Fargo Bank, NA FBO Minnesota Tax Free I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	35.93%
NFS, LLC FEBO Paul L. Boedecker 21925 Bryon Circle Excelsior, MN 55331-4539	5.86%
Municipal Bond Fund Class A
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	27.73%
Municipal Bond Fund Class B
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	6.35%
Municipal Bond Fund Class C
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	5.83%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	15.93%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 2117-5184	6.74%
Municipal Bond Fund Administrator Class
Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake East 2nd Fl Jacksonville, FL 32246-6484	13.57%
Prudenital Investment Mgmt. Service FBO Muutal Fund Clients Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry Street Newark, NJ 07102-4056	42.40%
Municipal Bond Fund Institutional Class
Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	67.41%
Wells Fargo Bank, NA FBO Omnibus Account Cash/Reinv PO Box 1533 Minneapolis, MN 55480-1533	6.96%
Municipal Bond Fund Investor Class
UBS WM USA Omni Account M/F Attn: Department Managr 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	8.46%
BNYM Is Trust CO FBO Wrap Clients FBO Morningstar MP Clients 760 Moore Rd King of Prussia, PA 19406-1212	10.75%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit The Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	9.99%
North Carolina Tax-Free Fund Fund Level
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	55.93%
North Carolina Tax-Free Fund Class A
None	None
North Carolina Tax-Free Fund Class C
First Clearing LLC Fred C Snyder 6311 Salemtowne Dr. Winston Salem, NC 27106-3765	5.19%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	5.33%
North Carolina Tax-Free Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	84.09%
Pennsylvania Tax-Free Fund Fund Level
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	61.06%
Pennsylvania Tax-Free Fund Class A
None	None
Pennsylvania Tax-Free Fund Class B
None	None
Pennsylvania Tax-Free Fund Class C
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	10.77%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	7.14%
Pennsylvania Tax-Free Fund Institutional Class
Wells Fargo Bank NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	77.74%
Wells Fargo Bank NA FBO Omnibus Account Cash/Reinv PO Box 1533 Minneapolis, MN 55480-1533	11.29%
Short-Term Municipal Bond Fund Class A
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	11.03%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	12.85%
Edward D. Jones & Co. Attn: Mutual Funds Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3003	22.95%
Short-Term Municipal Bond Fund Class C
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	5.31%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.30%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	5.98%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 2117-5184	6.36%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	12.83%
Short-Term Municipal Bond Fund Administrator Class
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	81.10%
First Clearing LLC 2801 Market Street Saint Louis, MO 63103-2523	8.11%
Short-Term Municipal Bond Fund Institutional Class
Prudenital Investment Mgmt. Service FBO Muutal Fund Clients Attn: Pruchoice Unit Mail Stop NJ-05-11-20 Gateway Ctr 3 Fl 10 100 Mulberry Street Newark, NJ 07102-4056	27.18%
Wells Fargo Bank NA, Custodian FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	39.63%
Strafe & Co FBO k2 Revocable Trust PO Box 6924 Newark, DE 19714-6924	7.03%
Short-Term Municipal Bond Fund Investor Class
Morgan Stanley Smith Barney Harborside FInancial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.03%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit The Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	38.09%
Strategic Municipal Bond Fund Class A
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	13.82%
Raymond James Omnibus For Mutual Funds House Acct. Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	5.98%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	9.81%
Strategic Municipal Bond Fund Class B
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	9.75%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.05%
Strategic Municipal Bond Fund Class C
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	5.61%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	17.58%
CitiGroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.46%
Strategic Municipal Bond Fund Administrator Class
LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	7.23%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	6.38%
Prudential Investment Mgmt. Services For The Benefit of Mutual Fund Clients Mail Stop NJ-05-11-20 100 Mulberry Street 3 Gateway Center Fl 11 Newark, NJ 07102-4056	50.30%
CitiGroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.14%
Ultra Short-Term Municipal Income Fund Class A
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Floor Jersey City, NJ 07310	19.01%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	6.00%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 2117-5184	7.73%
Ultra Short-Term Municipal Income Fund Class C
UBS WM USA Omni Account M/F Attn: Department Manager 1000 Harbor Blvd 5th Fl Jersey City, NJ 07310	7.96%
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	15.19%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 2117-5184	6.83%
Ultra Short-Term Municipal Income Fund Administrator Class
MLPF & S For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	8.75%
Prudential Investment Mgmnt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit M/S NJ-5-11-20 Gateway Ctr 3 10th Fl 100 Mulberry Street Newark, NJ 07102-4056	67.52%
Ultra Short-Term Municipal Income Fund Institutional Class
National Financial Services Corp. For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept. 5th Floor One World Financial Center 200 Liberty Street New York, NY 10281-1003	5.25%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit The Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	8.93%
Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	40.33%
Ultra Short-Term Municipal Income Fund Investor Class
Prudenital Investment Mgmt. Service FBO Muutal Fund Clients Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry Street Newark, NJ 07102-4056	10.68%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	9.76%
Wisconsin Tax-Free Fund Class A
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	17.35%
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	27.03%
Prudential Investment Mgmnt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit M/S NJ-5-11-20 Gateway Ctr 3 10th Flr 100 Mulberry Street Newark, NJ 07102-4056	6.15%
First Clearing LLC 2801 Market St. Saint Louis, MO 63103-2523	11.50%
Wisconsin Tax-Free Fund Class C
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	29.96%
Wisconsin Tax-Free Fund Investor Class
American Enterprise Investment Svc. PO Box 9446 Minneapolis, MN 55440-9446	11.75%
Prudential Investment Mgmnt. Service FBO Mutual Fund Clients Attn: Pruchoice Clients Mail Stop NJ-05-11-20 100 Mulberry Street Newark, NJ 07102-4056	5.07%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	11.30%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER INFORMATION

The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Two Financial Center, 60 South Street, Boston, MA 02111.

FINANCIAL INFORMATION

The audited financial statements for the Funds for the fiscal year ended June 30, 2011 are hereby incorporated by reference to the Funds' Annual Reports.

APPENDIX

The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody's

Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of shortterm deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Short -Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Variable Rate Demand Obligations

S&P:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's:

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
WELLS FARGO FUNDS TRUST
FILE NOS. 333-74295; 811-09253

PART C
OTHER INFORMATION

Item 28. Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location
(a)	Amended and Restated Declaration of Trust	Incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(b)	Not applicable
(c)	Not applicable
(d)(1)	Investment Advisory Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(d)(2)	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009; Schedule A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(d)(3)	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc.	Incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.
(d)(4)	Investment Sub-Advisory Agreement with Wells Capital Management Incorporated	Incorporated by reference to Post-Effective Amendment No. 161, filed on June 21, 2010; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(d)(5)	Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC)	Incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.
(d)(6)	Investment Sub-Advisory Agreement with Global Index Advisors, Inc.	Incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011.
(d)(7)	Investment Sub-Advisory Agreement with LSV Asset Management (WFA Diversified International Fund)	Incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(d)(8)	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P.	Incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.
(d)(9)	Sub-Advisory Agreement with Phocas Financial Corporation	Incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.
(d)(10)	Sub-Advisory Agreement with Nelson Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 131, filed October 1, 2008.
(d)(11)	Sub-Advisory Agreement with First International Advisors, LLC	Incorporated by reference to Post-Effective Amendment No. 166, filed July 12, 2010.
(d)(12)	Sub-Advisory Agreement with Metropolitan West Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(d)(13)	Sub-Advisory Agreement with Golden Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(d)(14)	Sub-Advisory Agreement with Crow Point Partners, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(d)(15)	Sub-Advisory Agreement with Artisan Partners, LP	Incorporated by reference to Post-Effective Amendment No. 184, filed February 24, 2011.
(e)	Distribution Agreement with Wells Fargo Funds Distributor, LLC	Incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(f)	Not applicable
(g)(1)	Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Goldman Sachs Bank USA

Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010; Fifth Amendment incorporated by reference to Post-Effective Amendment No. 174, filed October 27, 2010; Schedule 2, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Sixth Amendment incorporated by reference to Post-Effective Amendment No. 177, filed January 28, 2011; Appendix A and Seventh Amendment, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.

(g)(2)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009; Appendix A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(h)(1)	Administration Agreement with Wells Fargo Funds Management, LLC

Incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 194, filed April 1, 2011; Schedule A to Appendix A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.

(h)(2)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(h)(3)	Shareholder Servicing Plan	Incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(h)(4)	Administrative and Shareholder Servicing Agreement, Form of Agreement	Incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.
(i)	Legal Opinion	Filed herewith.
(j)(A)	Consent of Independent Auditors	Filed herewith.
(j)(1)	Power of Attorney, Peter G. Gordon	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(2)	Power of Attorney, Timothy J. Penny	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(3)	Power of Attorney, Donald C. Willeke	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(4)	Power of Attorney, Karla M. Rabusch	Incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.
(j)(5)	Power of Attorney, Olivia S. Mitchell	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(6)	Power of Attorney, Judith M. Johnson	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(7)	Power of Attorney, Isaiah Harris, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(8)	Power of Attorney, David F. Larcker	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(9)	Power of Attorney, Kasey Phillips	Incorporated by reference to Post-Effective Amendment No. 142, filed November 19, 2009.
(j)(10)	Power of Attorney, Michael S. Scofield	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(j)(11)	Power of Attorney, Leroy J. Keith, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(k)	Not applicable
(l)	Not applicable
(m)	Distribution Plan

Incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 127, filed July 1, 2008; Appendix A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.

(n)	Rule 18f-3 Multi-Class Plan	Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010 Appendix A, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(o)	Not applicable
(p)(1)

Joint Code of Ethics for Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, Wells Fargo Advantage Utilities & High Income Fund, Wells Fargo Funds Trust, Wells Fargo Master Trust, and Wells Fargo Variable Trust

Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(2)	Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds Distributor, LLC	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(3)	RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(4)	Schroder Investment Management North America Inc. Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(5)	Wells Capital Management Incorporated Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 197, filed May 27, 2011.
(p)(6)	LSV Asset Management Code of Ethics and Personal Trading Policy	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(7)	Cooke & Bieler, L.P. Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(8)	Artisan Partners Limited Partnership Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(9)	Global Index Advisors, Inc. Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(10)	Phocas Financial Corporation Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(11)	Nelson Capital Management, LLC, Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(12)	First International Advisors, LLC Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(13)	Metropolitan West Capital Management, LLC Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.
(p)(14)	Golden Capital Management, LLC Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010.
(p)(15)	Crow Point Partners, LLC Code of Ethics	Incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011.

Item 29. Persons Controlled by or Under Common Control with Registrant.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 30. Indemnification.

Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 31. Business or Other Connections of Investment Advisor

(a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

(b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust"). The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(c) Wells Capital Management Incorporated ("Wells Capital Management"), a wholly owned subsidiary of Wells Fargo Bank, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(d) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(e) RCM Capital Management, LLC, serves as sub-adviser for the Specialized Technology Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(f) LSV Asset Management ("LSV") serves as sub-adviser to the International Value Fund and as co-sub-adviser for the Diversified International Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(g) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the C&B Mid Cap Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(h) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the Diversified International Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(i) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(j) Nelson Capital Management, LLC ("Nelson"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as Sub-Adviser for the Social Sustainability Fund of the Trust. The descriptions of Nelson in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Nelson is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

(k) First International Advisors, LLC an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the International Bond Fund. The descriptions of First International Advisors in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(l) Metropolitan West Capital Management, LLC ("MWCM") an indirect subsidiary of Wells Fargo & Company, serves as sub-adviser to the Intrinsic Small Cap Value Fund, Intrinsic Value Fund and the Intrinsic World Equity Fund. The descriptions of MWCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of MWCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(m) Golden Capital Management, LLC ("Golden") an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the Small/Mid Cap Core Fund and the Large Cap Core Fund. The descriptions of Golden in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Golden is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

(n) Crow Point Partners, LLC ("Crow Point") serves as sub-adviser to the Utility and Telecommunications Fund. The descriptions of Crow Point in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Crow Point is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter.

(a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust, and is the exclusive placement agent for Wells Fargo Master Trust, both of which are registered open-end management investment companies.

(b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Karla M. Rabusch Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chairman of the Board	President
Wayne Badorf Wells Fargo Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, President and Secretary	None
A. Erdem Cimen Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director, Financial Operations Officer (FINOP)	None
Carol J. Lorts Wells Fargo Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Chief Compliance Officer	None
Samuel H. Hom Wells Fargo Funds Distributor, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer
Andrew Owen Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Director	Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

(b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

(e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

(f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as former custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

(g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

(h) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

(i) RCM Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

(j) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

(k) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

(l) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(m) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, Suite 106, Alameda, California 94501.

(n) Nelson Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at 1860 Embarcadero Road, Suite 140, Palo Alto California 94303.

(o) First International Advisors, LLC maintains all Records relating to its services as investment sub-adviser at One Plantation Place, 30 Fenchurch, London, England, EC3M 3BD

(p) Metropolitan West Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660.

(q) Golden Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at 5 Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, North Carolina 28262.

(r) Crow Point Partners, LLC maintains all Records relating to its services as investment sub-adviser at 10 The New Driftway, Scituate, Massachusetts 02066.

(s) State Street Bank and Trust Company maintains all Records relating to its services as custodian and fund accountant at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Item 34. Management Services.

Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 26th day of October, 2011.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman
--------------------
C. David Messman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 219 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

/s/ Peter G. Gordon Peter G. Gordon* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Judith M. Johnson Judith M. Johnson* Trustee
/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Donald C. Willeke Donald C. Willeke* Trustee	/s/ Michael S. Scofield Michael S. Scofield* Trustee	/s/ Leroy J. Keith, Jr. Leroy J. Keith, Jr.* Trustee
/s/ Karla M. Rabusch Karla M. Rabusch* President (Principal Executive Officer)	/s/ Kasey Phillips Kasey Phillips* Treasurer (Principal Financial Officer)

*By: /s/ C. David Messman
C. David Messman
As Attorney-in-Fact
October 26, 2011

Exhibit No.	Exhibits
(i)	Legal Opinion
(j)(A)	Consent of Independent Auditors